UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07215

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 17..

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2018

Date of reporting period:	10/31/2018

Item 1 – Reports to Stockholders

PGIM TOTAL RETURN BOND FUND

(Formerly known as Prudential Total Return Bond Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total Return

Highlights (unaudited)

•

The Fund outperformed the Bloomberg Barclays US Aggregate Bond Index over the reporting period, mostly because of strong security selection. Sector allocation and curve positioning also added value, while duration positioning and currency selection hurt performance.

•

Strong security selection was highlighted by the Fund’s positioning in sovereign bonds, collateralized loan obligations (CLOs), interest rate swaps, non-agency mortgage-backed securities, high yield corporate bonds, and US Treasury securities.

•	Although overall security selection contributed to performance, positioning in emerging markets limited results.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Total Return Bond Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Total Return Bond Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Total Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Total Return Bond Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Total Return Bond Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–6.47	1.73	5.73	—
Class B	–7.30	1.98	5.70	—
Class C	–3.74	1.91	5.49	—
Class R	–2.30	2.43	5.97	—
Class Z	–1.75	2.96	6.49	—
Class R2	N/A	N/A	N/A	–2.79* (12/27/17)
Class R4	N/A	N/A	N/A	–2.59* (12/27/17)
Class R6**	–1.72	3.02	N/A	4.23 (12/27/10)
Bloomberg Barclays US Aggregate Bond Index
	–2.05	1.83	3.94	—
Lipper Core Plus Bond Funds Average
	–2.02	2.06	5.29	—

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–2.06	2.67	6.22	—
Class B	–2.55	2.16	5.70	—
Class C	–2.79	1.91	5.49	—
Class R	–2.30	2.43	5.97	—
Class Z	–1.75	2.96	6.49	—
Class R2	N/A	N/A	N/A	–2.79* (12/27/17)
Class R4	N/A	N/A	N/A	–2.59* (12/27/17)
Class R6**	–1.72	3.02	N/A	4.23 (12/27/10)
Bloomberg Barclays US Aggregate Bond Index
	–2.05	1.83	3.94	—
Lipper Core Plus Bond Funds Average
	–2.02	2.06	5.29	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2008) and the account values at the end of the current fiscal year (October 31, 2018), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Not annualized

**Formerly known as Class Q shares.

Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

PGIM Total Return Bond Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R2	Class R4	Class R6**
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00% (0.75% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder services fees	None	None	None	None	None	0.10%	0.10%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are SEC registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 2.54%. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares is -2.38%.

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Lipper Core Plus Bond Funds Average—The Lipper Core Plus Bond Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Core Plus Bond Funds universe for the periods noted. Funds in the Lipper Average invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high yield, global, and emerging market debt. These funds maintain dollar-weighted average maturities of five to 10 years. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 3.09%. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares is -2.28%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Distributions and Yields as of 10/31/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.42	2.91	2.86
Class B	0.35	2.55	2.17
Class C	0.32	2.31	2.31
Class R	0.39	2.79	2.51
Class Z	0.46	3.31	3.26
Class R2***	0.35	2.91	2.81
Class R4***	0.38	3.16	1.21
Class R6****	0.47	3.41	3.41

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Inception date: 12/27/17

****Formerly known as Class Q shares.

PGIM Total Return Bond Fund	11

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 10/31/18 (%)
AAA	40.6
AA	6.7
A	14.3
BBB	20.0
BB	7.3
B	3.9
CCC	0.3
Not Rated	6.9
Cash/Cash Equivalents	0.1
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Total Return Bond Fund’s Class Z shares returned –1.75% in the 12-month reporting period that ended October 31, 2018, outperforming the –2.05% return of the Bloomberg Barclays US Aggregate Bond Index (the Index) and the –2.02% return of the Lipper Core Plus Bond Funds Average.

What were market conditions?

•

At the beginning of the reporting period, positive economic momentum continued across the G3. (The G3, or Group of Three, refers to the US, Japan, and the European Union.) The US economy grew at an annualized 3.3% rate in the third quarter of 2017, following a similarly robust 3.1% pace in the second quarter. In the European Union, real gross domestic product (GDP) growth, at 2.4% in the third quarter, was broad based across countries. (Real GDP is a measurement of economic output adjusted for inflation.) Japan outpaced its potential growth rate by a wide margin, as its real GDP rose 2.5% in the third quarter after 2.9% growth in the second quarter. Consumer spending moderated across the G3, though remained at a solid pace. Business investment notably picked up, supporting market expectations that solid economic momentum was likely to carry into 2018.

•

Stock and credit markets continued flying high with little volatility at the start of 2018 on optimism regarding the economic outlook. Their smooth flight soon hit an air pocket, however, on concerns about the US budget deficit’s potential to destabilize markets by pushing up Treasury yields and pushing down the dollar. Later in the first quarter, the markets floundered amid rising concerns of trade wars, troubles among technology companies, and—closer to the credit markets—concerns about merger-and-acquisition (M&A) activity, which had been running high. Stocks moved in a wide range during the first quarter, and at one point were nearly 10% off their highs. At quarter end, Treasury yields were higher, credit spreads (yield differentials between corporate bonds and Treasury securities of the same maturity) were wider, and stocks were little changed.

•

The markets struggled in the second quarter as fears about trade and political issues, which had emerged early in the year, were realized to varying degrees. Meanwhile, the long shadow of quantitative monetary policy tightening stretched across the markets. The trade conflicts were awkward at the meeting of the G20, but then became real as US barbs were met with tit-for-tat measures that were at risk of intensifying. (The G20 is a leading forum of the world’s major economies that seeks to develop global policies to address pressing challenges.) The results of Italy’s elections, which took place in the first quarter, sparked market fears during the second quarter as renegade parties entered a coalition with a platform that appeared to jeopardize Italy’s finances and its relationship with Europe. Meanwhile, emerging market developments, including elections in Turkey and Mexico, raised concerns about the potential rise in policy heterodoxy. Over the first half of 2018, these concerns fueled spread widening, which appeared to get slightly ahead of fundamentals.

PGIM Total Return Bond Fund	13

Strategy and Performance Overview (continued)

•

Despite a third-quarter 2018 bounce in the fixed income spread sectors, it wasn’t enough to undo the damage from the first half of the year. On the rates side, yields either moved sideways or higher—significantly so in some cases. In currencies, the US dollar was the biggest beneficiary of the anxious market backdrop. And across markets, idiosyncratic fundamental vulnerabilities and policy missteps brought stiff punishment from the markets. While the markets have been volatile, the underlying causes have been more or less constant with minor variations. To set the stage, after a decade of balance sheet expansion, the G3 central banks were finally—at least in aggregate—turning off the liquidity spigot. The Federal Reserve (the Fed) was in the lead, hiking short-term interest rates and continuing to trim its balance sheet at an accelerating pace. The European Central Bank was in the final months of its asset purchase program, which was expected to increase market anxiety about the timing and pace of eventual rate hikes. Meanwhile, the Bank of Japan (BoJ) sent mixed messages. With the Japanese economy taking longer to hit the BoJ’s 2% inflation target, policymakers tried to improve their long-term policy effectiveness by taking certain steps, such as reducing bond purchase amounts and widening the target range for the 10-year Japanese government bond yield, with the intent of reducing the BoJ’s power over the fixed income market and the steepening of the yield curve.

•

Against a backdrop of increased equity market volatility, economic data releases in October 2018 suggested the US economy was continuing to grow at a solidly above-trend pace. Third-quarter real GDP growth slowed only modestly to an annualized 3.5% pace, following a robust 4.2% gain in the second quarter, while economic data releases in the fourth quarter suggested the strength was enduring. That said, the sources of strength in the third quarter narrowed to the household and government sectors. Growth in consumer spending, already strong in the second quarter, accelerated slightly to a 4.0% pace in the third quarter. Moreover, government spending added 0.6% to US GDP growth, reflecting a pickup in spending at the federal, state, and local levels. Business investment faltered, however, decelerating from a 10% overall pace in the first half of 2018 to just 0.8% in the third quarter. Meanwhile, residential investment declined another 4.0% in real terms; it has now fallen in seven out of the last 10 quarters.

What worked?

•

The Fund outperformed the Index over the reporting period, mostly because of strong security selection. Sector allocation and curve positioning also added value, while duration positioning and currency selection hurt performance.

•

Strong security selection was highlighted by the Fund’s positioning in sovereign bonds, collateralized loan obligations (CLOs), interest rate swaps, non-agency mortgage-backed securities, high yield corporate bonds, and US Treasury securities.

•	Corporate bond positioning in the health care & pharmaceutical and upstream energy sectors added value. Within health care & pharmaceutical, overweights in Endo

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International, Tenet Healthcare, and HCA Healthcare were positive. Contributors in the upstream energy sector included overweights in MEG Energy, Devon Energy, and Cenovus Energy. An overweight in Greece was the largest contributor to performance.

•

Sector allocations also added value, with an underweight in mortgage-backed securities and overweights in high yield bonds and commercial mortgage-backed securities (CMBS) the largest contributors to performance

•	Also contributing positively was the Fund’s yield curve flattener positioning, as the curve flattened over the reporting period.

What didn’t work?

•	Although overall security selection contributed to performance, positioning in emerging markets limited results.

•

Within corporate bonds, positioning in the automotive and telecommunication sectors detracted from performance. Within automotive, an overweight in General Motors was negative. Detractors in telecommunications included an underweight in Verizon. An overweight in Argentina was the largest detractor from performance.

•	Looking at sector allocation, overweights in sovereign bonds and investment-grade corporate bonds limited results during the period.

•

During the period, the Fund was hurt by its strategy to manage duration, which is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years. The Fund’s long duration positioning detracted as US rates were higher during the period. The Fund’s active duration positioning ranged from 0.1 to 0.8 years long, with its period-end positioning at the shorter end of the range at +0.4 years.

•

The Fund occasionally features modest notional exposure to non-US dollar currencies across a diversified basket of currencies in faster-growing emerging and developed markets countries. The Fund’s currency positioning hurt performance during the period, with overweights in the Indian rupee and Russian ruble and an underweight in the South African rand the largest detractors.

Did the Fund use derivatives, and how did they affect performance?

•

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Futures and swaps added to performance during the period, while options modestly detracted. In addition, the Fund traded foreign exchange derivatives, which had a negative impact on performance during the period.

PGIM Total Return Bond Fund	15

Strategy and Performance Overview (continued)

Current outlook

•

Given ongoing US economic strength, the Fed is expected to raise short-term interest rates at its policy meeting on December 19, which PGIM Fixed Income believes will be followed by additional hikes around March and June 2019. At that point, the federal funds rate would be at 2.9%—roughly in line with Fed officials’ median estimate of the long-run neutral policy rate (although their estimates range from 2.5% to 3.5%). If 1) the fiscal stimulus shows signs of waning by the second half of next year, 2) congressional gridlock following the mid-term elections rules out further fiscal stimulus, and 3) inflation on average remains contained, as PGIM Fixed Income anticipates, the Fed is likely to become more cautious by the second half of next year. Meanwhile, banks’ reserve balances at the Fed continue to shrink as quantitative tightening proceeds. PGIM Fixed Income anticipates further updates from the Fed over the next several meetings about its thinking regarding the likely terminal size of its balance sheet.

•

At the end of the period, PGIM Fixed Income maintained a positive view of fundamentals in the credit sectors, with the Fund positioned in spread sectors such as high yield corporate bonds, emerging markets debt, and structured products (CMBS, CLOs, asset-backed securities).

•

In investment-grade corporate bonds, as the US economy enters the later stage of the credit cycle, PGIM Fixed Income continues to favor better-quality financials and electric utilities over industrials that are subject to event risk. Within industrials, the focus is on select issuers where an “event” has passed, as higher-quality issuers continue to add debt and M&A remains a concern.

•

Because of a combination of solid fundamentals (strong earnings and low defaults) and favorable technicals (limited net supply and persistent institutional demand from Asia), PGIM Fixed Income holds a modestly positive view on US high yield bonds in the near term. However, concerns over current valuations, risk appetite on recent lower-quality M&A transactions that is reminiscent of 2007, as well as broader concerns about trade wars and the timing of the next US recession merit longer-term caution.

•

PGIM Fixed Income expects CMBS issuance to be heavy for the remainder of 2018 and continues to find value in high-quality securities of new issue conduit deals. In asset-backed securities, a fundamentally driven, up-in-quality focus is being maintained. PGIM Fixed Income favors select securitizations from originators of unsecured consumer loans, subprime auto loans, and private refinance student loans that practice strong underwriting and display robust structural features.

•

Government-related sectors, including Treasuries and agency mortgage-backed securities, remain significant Fund underweights as PGIM Fixed Income finds more compelling value in the aforementioned sectors. The Fund also occasionally features a modest notional exposure to non-US dollar currencies across a diversified basket of currencies in faster-growing emerging and developed countries with current positioning featuring an overweight to the US dollar.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional

PGIM Total Return Bond Fund	17

Fees and Expenses (continued)

expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Total Return Bond Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$994.50	0.76%	$3.82
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87
Class B	Actual	$1,000.00	$992.70	1.26%	$6.33
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
Class C	Actual	$1,000.00	$991.50	1.51%	$7.58
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68
Class R	Actual	$1,000.00	$994.00	1.01%	$5.08
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
Class Z	Actual	$1,000.00	$996.50	0.51%	$2.57
	Hypothetical	$1,000.00	$1,022.63	0.51%	$2.60
Class R2	Actual	$1,000.00	$994.60	0.91%	$4.58
	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63
Class R4	Actual	$1,000.00	$995.80	0.66%	$3.32
	Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36
Class R6**	Actual	$1,000.00	$996.30	0.41%	$2.06
	Hypothetical	$1,000.00	$1,023.14	0.41%	$2.09

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

18	Visit our website at pgiminvestments.com

Schedule of Investments

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
LONG-TERM INVESTMENTS 97.5%

ASSET-BACKED SECURITIES 28.3%

Automobiles 0.2%
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-02A, Class A, 144A	2.630%		12/20/21		13,600	$13,358,858
Series 2016-01A, Class A, 144A	2.990		06/20/22		5,000	4,916,635
Drive Auto Receivables Trust, Series 2018-01, Class B	2.880		02/15/22		18,500	18,470,659
Ford Credit Floorplan Master Owner Trust A, Series 2018-02, Class A	3.170		03/15/25		11,000	10,867,521
Hertz Vehicle Financing II LP,
Series 2015-01A, Class A, 144A	2.730		03/25/21		9,600	9,499,590
Series 2016-02A, Class A, 144A	2.950		03/25/22		2,600	2,547,824
OneMain Direct Auto Receivables Trust,
Series 2017-01A, Class A, 144A	2.160		10/15/20		11,723	11,679,324
Series 2017-02A, Class B, 144A	2.550		11/14/23		4,600	4,529,522
Series 2017-02A, Class C, 144A	2.820		07/15/24		1,200	1,179,949
Series 2017-02A, Class E, 144A	4.740		11/14/25		7,400	7,320,788

						84,370,670

Collateralized Loan Obligations 21.4%
Adagio CLO (Ireland), Series IV-A, Class A2R	1.100		10/15/29	EUR	1,400	1,583,263
Allegro CLO Ltd. (Cayman Islands), Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100%	3.342	(c)	07/15/31		141,083	140,656,238
ALM Ltd. (Cayman Islands), Series 2013-08A, Class A1R, 144A, 3 Month LIBOR + 1.490%	3.926	(c)	10/15/28		4,250	4,251,023
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-06A, Class AR, 144A, 3 Month LIBOR + 1.270%	3.706	(c)	07/15/30		140,561	140,759,036
Ares CLO Ltd. (Cayman Islands),
Series 2016-39A, Class A, 144A, 3 Month LIBOR + 1.530%	3.975	(c)	07/18/28		64,750	64,938,099
Series 2016-40A, Class A2, 144A, 3 Month LIBOR + 1.650%	4.086	(c)	10/15/27		29,100	29,108,718
Armada Euro CLO (Ireland),
Series 2018-02A, Class A1, 144A, 3 Month EURIBOR + 0.760%	0.760	(c)	11/15/31	EUR	65,750	73,590,566

See Notes to Financial Statements.

PGIM Total Return Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Armada Euro CLO (Ireland), (cont’d.)
Series 2018-02A, Class A3, 144A	1.500%		11/15/31	EUR	14,500	$16,411,885
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280%	3.716	(c)	07/15/29		35,900	35,943,837
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.830%	3.142	(c)	11/17/27		34,590	34,465,673
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260%	3.696	(c)	07/16/29		41,750	41,789,784
Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300%	3.736	(c)	01/16/30		69,250	69,204,787
Aurium CLO DAC (Ireland),
Series 4A, Class A1, 144A, 3 Month EURIBOR + 0.750%	0.750	(c)	01/16/31	EUR	111,800	125,155,433
Series 4A, Class A2, 144A	1.620		01/16/31	EUR	20,000	22,676,986
Bain Capital Euro CLO DAC (Ireland), Series 2018-01A, Class A, 144A, 3 Month EURIBOR + 0.780%	0.780	(c)	04/20/32	EUR	100,950	113,517,074
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-01A, Class A, 144A, 3 Month LIBOR + 1.590%	4.026	(c)	10/15/28		78,750	79,111,289
Battalion CLO Ltd. (Cayman Islands), Series 2016-10A, Class A1, 144A, 3 Month LIBOR + 1.550%	4.037	(c)	01/24/29		61,700	61,821,975
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2014-IVA, Class A1R, 144A, 3 Month LIBOR + 1.490%	3.959	(c)	01/20/29		17,250	17,299,037
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.686	(c)	10/15/30		49,000	49,071,663
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350%	3.799	(c)	01/17/28		2,915	2,894,067
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970%	3.419	(c)	04/17/31		50,000	50,048,215
Series 2014-03RA, Class A1A, 144A, 3 Month LIBOR + 1.050%	3.138	(c)	07/27/31		52,500	52,319,474
Carlyle Global Market Strategies Euro CLO (Ireland), Series 2014-03A, Class AA1R, 144A, 3 Month EURIBOR + 0.730%	0.730	(c)	01/25/32	EUR	50,000	56,071,917

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1B, 144A, 3 Month LIBOR + 1.220%	3.689	%(c)	07/20/31		35,000	$35,072,692
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.180%	3.616	(c)	01/15/30		37,250	37,311,597
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260%	3.729	(c)	04/22/30		145,225	145,018,664
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.400%	3.845	(c)	10/18/26		31,000	31,014,601
Cbam Ltd. (Cayman Islands), Series 2018-07A, Class A, 144A, 3 Month LIBOR + 1.100%	3.452	(c)	07/20/31		27,500	27,366,342
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980%	3.330	(c)	04/24/31		24,250	24,076,739
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200%	3.627	(c)	10/17/31		34,450	34,472,802
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110%	3.579	(c)	01/22/31		98,250	98,060,525
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.737	(c)	10/24/30		10,000	10,015,580
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.040%	3.509	(c)	04/20/31		71,000	70,908,822
CVC Cordatus Loan Fund (Ireland), Series 3A, Class A2RR, 144A	1.750		08/15/32	EUR	5,300	6,035,528
CVC Cordatus Loan Fund X DAC (Ireland), Series 10A, Class A1, 144A	0.720		01/27/31	EUR	100,000	112,129,824
ECP CLO Ltd. (Cayman Islands), Series 2014-06A, Class A1A, 144A, 3 Month LIBOR + 1.450%	3.886	(c)	07/15/26		9,514	9,517,031
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230%	3.666	(c)	10/15/29		116,500	116,655,108
Series 2014-03A, Class AR, 144A, 3 Month LIBOR + 1.180%	3.616	(c)	10/15/26		25,000	25,006,865
Series 2015-04A, Class A, 144A, 3 Month LIBOR + 1.550%	3.995	(c)	04/18/27		59,200	59,392,595
Series 2015-04A, Class B, 144A, 3 Month LIBOR + 2.430%	4.875	(c)	04/18/27		21,250	21,340,565
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220%	3.656	(c)	07/15/30		36,000	36,019,465

See Notes to Financial Statements.

PGIM Total Return Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Elevation CLO Ltd. (Cayman Islands), (cont’d.)
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120%	3.336	%(c)	07/15/31		127,600	$127,138,522
Garrison Funding Ltd. (Cayman Islands), Series 2015-01RR, Class A1RR, 144A, 3 Month LIBOR + 1.270%	3.581	(c)	09/22/29		8,400	8,392,768
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010%	3.446	(c)	04/15/31		146,700	146,268,306
Series 2018-01A, Class B, 144A, 3 Month LIBOR + 1.400%	3.836	(c)	04/15/31		10,000	9,897,638
Greywolf CLO Ltd. (Cayman Islands), Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030%	3.538	(c)	04/26/31		57,750	57,403,327
Hayfin Emerald CLO DAC (Ireland),
Series 1A, Class A2, 144A, 3 Month EURIBOR + 1.090%	1.090	(c)	09/06/31	EUR	55,750	63,211,757
Series 1A, Class A3, 144A	1.700		09/06/31	EUR	10,000	11,385,143
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000%	3.341	(c)	02/05/31		14,500	14,420,685
HPC Investment Partners CLO,
Series 2013-02RR, Class A1A, 144A, 3 Month LIBOR + 1.160%	3.629	(c)	10/20/29		13,925	13,898,292
Series 2013-02RR, Class A2, 144A, 3 Month LIBOR + 1.625%	4.094	(c)	10/20/29		1,025	1,023,425
HPS Investment Partners CLO Subsidiary LLC (Cayman Islands), Series 11A-RR, Class A, 144A, 3 Month LIBOR + 1.260%	3.603	(c)	05/07/30		16,000	16,030,368
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030%	3.520	(c)	04/25/31		24,700	24,555,142
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280%	3.757	(c)	10/23/29		70,000	70,133,511
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.830%	3.266	(c)	04/15/27		30,000	29,904,543
Jefferson Mill CLO Ltd. (Cayman Islands), Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175%	3.672	(c)	10/20/31		148,000	147,629,112

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Jubilee CLO Ltd. (Netherlands), Series 2017-19A, Class A1, 144A, 3 Month EURIBOR + 0.800%	0.800	%(c)	07/15/30	EUR	39,000	$43,837,592
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180%	3.616	(c)	01/15/31		73,150	73,149,005
Series 18, Class A, 144A, 3 Month LIBOR + 1.270%	3.715	(c)	07/18/30		167,750	167,959,151
KVK CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.300%	3.614	(c)	05/15/26		45,586	45,605,461
Series 2014-02A, Class AR, 144A, 3 Month LIBOR + 1.180%	3.616	(c)	07/15/26		7,295	7,298,223
Mariner CLO Ltd. (Cayman Islands), Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110%	3.600	(c)	04/25/31		43,100	42,941,866
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120%	3.589	(c)	04/21/31		39,000	38,887,567
Series 2014-03A, Class BR, 144A, 3 Month LIBOR + 1.800%	4.269	(c)	04/21/31		17,500	17,506,346
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.150%	3.397	(c)	07/20/31		54,250	54,141,717
Mill Creek CLO Ltd. (Cayman Islands), Series 2016-01A, Class A, 144A, 3 Month LIBOR + 1.750%	4.219	(c)	04/20/28		33,300	33,514,269
Mountain View CLO LLC (Cayman Islands), Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210%	3.646	(c)	01/16/31		59,950	59,973,386
Mountain View CLO Ltd. (Cayman Islands), Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250%	3.675	(c)	10/12/30		120,550	120,721,856
Neuberger Berman CLO Ltd. (Cayman Islands), Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850%	3.286	(c)	01/15/28		35,344	35,195,870
Ocean Trails CLO Ltd. (Cayman Islands), Series 2016-06A, Class A2A, 144A, 3 Month LIBOR + 1.690%	4.126	(c)	07/15/28		39,000	39,182,953
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	3.696	(c)	07/15/30		58,900	58,989,510

See Notes to Financial Statements.

PGIM Total Return Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
OCP Euro CLO DAC (Ireland), Series 2017-02A, Class A	0.820%		01/15/32	EUR	108,000	$121,657,659
OZLM Ltd. (Cayman Islands),
Series 2014-07RA, Class A1R, 144A, 3 Month LIBOR + 1.010%	3.459	(c)	07/17/29		123,700	123,455,309
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.770	(c)	10/30/30		63,500	63,608,109
Series 2016-15A, Class A1, 144A, 3 Month LIBOR + 1.490%	3.959	(c)	01/20/29		90,000	90,157,473
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050%	3.519	(c)	04/20/31		94,500	94,426,318
OZLME Designated Activity Co. (Netherlands), Series 3A, Class A1, 144A, 3 Month EURIBOR + 0.750%	0.750	(c)	08/24/30	EUR	79,000	88,705,800
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.300%	3.612	(c)	05/21/29		65,000	65,109,310
Series 2015-02A, Class A1AR, 144A, 3 Month LIBOR + 1.270%	3.739	(c)	07/20/30		123,500	123,691,956
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands), Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.220%	3.539	(c)	11/14/29		90,000	90,102,933
Prudential PLC (United Kingdom), Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.150%	3.643	(c)	07/15/31		94,700	94,548,120
Race Point CLO Ltd. (Cayman Islands), Series 2015-09A, Class A1AR, 144A, 3 Month LIBOR + 1.210%	3.646	(c)	10/15/30		10,000	10,010,472
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1, 144A, 3 Month LIBOR + 1.520%	3.858	(c)	12/20/28		53,000	53,059,641
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250%	3.699	(c)	10/17/30		56,250	56,334,752
Romark CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030%	3.499	(c)	04/20/31		90,000	89,510,733
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175%	3.431	(c)	07/25/31		37,000	36,952,721
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100%	3.463	(c)	05/07/31		75,000	74,793,900

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Shackleton CLO Ltd. (Cayman Islands), (cont’d.)
Series 2015-07RA, Class A1, 144A, 3 Month LIBOR + 1.170%	3.509	%(c)	07/15/31		59,250	$59,191,846
Series 2017-11A, Class A, 144A, 3 Month LIBOR + 1.270%	3.584	(c)	08/15/30		159,750	159,972,436
Silver Creek CLO Ltd. (Cayman Islands), Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240%	3.709	(c)	07/20/30		50,000	50,069,385
Sound Point CLO Ltd. (Cayman Islands),
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 0.880%	3.349	(c)	07/20/27		32,800	32,709,190
Series 2016-01A, Class A, 144A, 3 Month LIBOR + 1.650%	4.119	(c)	07/20/28		35,000	35,010,969
Series 2016-02A, Class A, 144A, 3 Month LIBOR + 1.660%	4.129	(c)	10/20/28		5,500	5,501,508
Series 2016-03A, Class A, 144A, 3 Month LIBOR + 1.530%	4.007	(c)	01/23/29		53,875	54,073,880
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.280%	3.770	(c)	07/25/30		60,000	60,098,940
Series 2017-03A, Class A1A, 144A, 3 Month LIBOR + 1.220%	3.689	(c)	10/20/30		99,500	99,626,106
Series 2017-03A, Class A1B, 144A, 3 Month LIBOR + 1.220%	3.689	(c)	10/20/30		750	748,426
St Paul’s CLO DAC (Ireland), Series 4A, Class AR1, 144A, 3 Month EURIBOR + 0.850%	0.850	(c)	04/25/30	EUR	55,750	62,841,368
Telos CLO Ltd. (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300%	3.749	(c)	07/17/26		40,000	40,074,972
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240%	3.689	(c)	01/17/30		85,000	84,747,099
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2012-01A, Class AR, 144A, 3 Month LIBOR + 1.450%	3.886	(c)	01/15/26		40,300	40,361,506
TIAA CLO Ltd. (Cayman Islands), Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200%	3.669	(c)	07/20/31		45,750	45,762,256
TICP CLO Ltd. (Cayman Islands), Series 2016-06A, Class A, 144A, 3 Month LIBOR + 1.550%	3.986	(c)	01/15/29		127,250	127,475,729

See Notes to Financial Statements.

PGIM Total Return Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Tikehau CLO Ltd. (Netherlands), Series 4A, Class A1, 144A, 3 Month EURIBOR + 0.900%	0.900	%(c)	10/15/31	EUR	85,700	$96,685,284
Trinitas CLO Ltd. (Cayman Islands),
Series 2017-06A, Class A, 144A, 3 Month LIBOR + 1.320%	3.810	(c)	07/25/29		65,000	65,135,018
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210%	3.700	(c)	01/25/31		118,000	118,073,479
Series 2017-07A, Class B, 144A, 3 Month LIBOR + 1.600%	4.090	(c)	01/25/31		12,250	12,205,814
Series 2018-08A, Class A, 144A, 3 Month LIBOR + 1.100%	3.569	(c)	07/20/31		70,000	69,714,295
Venture 32 CLO Ltd. (Cayman Islands), Series 2018-32A, Class A1, 144A, 3 Month LIBOR + 1.100%	3.433	(c)	07/18/31		38,372	38,248,541
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	3.316	(c)	07/15/27		72,550	72,358,163
Series 2017-27RA, Class A, 144A, 3 Month LIBOR + 1.300%	3.769	(c)	07/21/30		19,200	19,236,528
Vibrant CLO Ltd. (Cayman Islands),
Series 2016-04A, Class A1, 144A, 3 Month LIBOR + 1.650%	4.119	(c)	07/20/28		50,000	50,117,005
Series 2018-09A, Class A1, 144A, 3 Month LIBOR + 1.120%	3.362	(c)	07/20/31		195,000	194,270,134
Series 2018-09A, Class X, 144A, 3 Month LIBOR + 0.500%	2.742	(c)	07/20/31		813	807,675
Voya CLO Ltd. (Cayman Islands), Series 2014-01A, Class AAR2, 144A, 3 Month LIBOR + 0.990%	3.435	(c)	04/18/31		115,250	114,805,204
Voya Euro CLO Designated Activity Co. (Ireland), Series 01A, Class A, 144A, 3 Month EURIBOR + 0.750%	0.750	(c)	10/15/30	EUR	95,000	106,611,210
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1, 144A, 3 Month LIBOR + 1.650%	4.119	(c)	10/20/28		41,250	41,262,825
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.320%	3.789	(c)	04/20/29		70,000	70,129,808
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.719	(c)	10/20/29		40,000	40,066,356

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Wellfleet CLO Ltd. (Cayman Islands), (cont’d.) Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200%	3.638	%(c)	10/20/31		60,250	$60,198,426
West CLO Ltd. (Cayman Islands), Series 2014-02A, Class A1BR, 144A	2.724		01/16/27		14,500	14,316,440
Westcott Park CLO Ltd. (Cayman Islands), Series 2016-01A, Class A, 144A, 3 Month LIBOR + 1.530%	3.999	(c)	07/20/28		11,000	11,033,349
Willow Park CLO (Ireland), Series 1A, Class A1	0.840		01/15/31	EUR	6,500	7,319,208
York CLO Ltd. (Cayman Islands), Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150%	3.619	(c)	01/22/31		25,000	24,949,568
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370%	3.806	(c)	07/15/29		74,130	74,302,723
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290%	3.726	(c)	04/15/30		65,500	65,854,067
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950%	3.386	(c)	04/15/29		60,825	60,298,797
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.200%	3.720	(c)	07/20/31		145,500	145,370,185

						7,570,063,619

Consumer Loans 1.8%
Lendmark Funding Trust,
Series 2017-01A, Class A, 144A	2.830		12/22/25		21,900	21,611,772
Series 2018-02A, Class A, 144A	4.230		04/20/27		45,100	45,094,295
OneMain Financial Issuance Trust,
Series 2016-01A, Class A, 144A	3.660		02/20/29		28,300	28,364,827
Series 2016-02A, Class A, 144A	4.100		03/20/28		7,730	7,759,038
Series 2017-01A, Class B, 144A	2.790		09/14/32		12,983	12,553,978
Series 2017-01A, Class C, 144A	3.350		09/14/32		9,900	9,658,133
Series 2018-01A, Class A, 144A	3.300		03/14/29		28,550	28,312,755
Oportun Funding LLC,
Series 2016-C, Class A, 144A	3.280		11/08/21		43,429	43,426,546
Series 2017-A, Class A, 144A	3.230		06/08/23		26,260	25,876,780
Series 2017-B, Class A, 144A	3.220		10/10/23		69,000	67,915,548
Series 2018-A, Class A, 144A	3.610		03/08/24		9,670	9,542,282
Series 2018-B, Class A, 144A	3.910		07/08/24		25,700	25,573,083
Series 2018-B, Class B, 144A	4.500		07/08/24		1,750	1,745,369
Series 2018-B, Class C, 144A	5.430		07/08/24		1,921	1,909,950

See Notes to Financial Statements.

PGIM Total Return Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)
Oportun Funding LLC, (cont’d.)
Series 2018-C, Class A, 144A	4.100%		10/08/24	44,300	$44,280,380
Series 2018-C, Class B, 144A	4.590		10/08/24	4,800	4,845,498
Series 2018-C, Class C, 144A	5.520		10/08/24	2,000	1,996,633
PNMAC FMSR Issuer Trust, Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350%	4.631	(c)	04/25/23	62,500	62,950,094
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850%	5.131	(c)	02/25/23	24,890	25,155,790
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650%	4.931	(c)	08/25/25	35,300	35,546,687
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050		04/25/29	36,293	36,001,109
Springleaf Funding Trust,
Series 2015-AA, Class A, 144A	3.160		11/15/24	20,325	20,321,281
Series 2015-AA, Class B, 144A	3.620		11/15/24	3,250	3,238,226
Series 2015-AA, Class C, 144A	5.040		11/15/24	6,000	5,970,064
Series 2017-AA, Class A, 144A	2.680		07/15/30	59,100	57,854,467
Series 2017-AA, Class B, 144A	3.100		07/15/30	8,262	8,028,318

					635,532,903

Credit Card 0.3%
Citibank Credit Card Issuance Trust, Series 2018-A07, Class A7	3.960		10/13/30	90,200	90,758,266

Home Equity Loans 0.6%
ABFC Trust,
Series 2003-OPT01, Class A1, 1 Month LIBOR + 0.640%	2.921	(c)	04/25/33	4,115	4,060,309
Series 2003-WMC01, Class M1, 1 Month LIBOR + 0.975%	3.256	(c)	06/25/33	357	356,219
Series 2004-OPT05, Class A4, 1 Month LIBOR + 1.250%	3.531	(c)	06/25/34	1,844	1,862,226
Series 2005-AQ01, Class A4	4.785		01/25/34	1,128	1,150,989
Accredited Mortgage Loan Trust, Series 2004-04, Class A2D, 1 Month LIBOR + 0.700%	2.981	(c)	01/25/35	302	301,957
ACE Securities Corp. Home Equity Loan Trust,
Series 2003-HE01, Class M1, 1 Month LIBOR + 0.975%	3.256	(c)	11/25/33	637	626,747

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
ACE Securities Corp. Home Equity Loan Trust, (cont’d.)
Series 2003-OP01, Class M1, 1 Month LIBOR + 1.050%	3.331	%(c)	12/25/33	829	$823,993
Series 2004-HE04, Class M1, 1 Month LIBOR + 0.900%	3.181	(c)	12/25/34	6,098	5,970,095
Series 2004-OP01, Class M1, 1 Month LIBOR + 0.780%	3.061	(c)	04/25/34	8,884	8,764,726
Aegis Asset Backed Securities Trust, Series 2005-03, Class M1, 1 Month LIBOR + 0.470%	2.751	(c)	08/25/35	62	61,632
Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Ser Pass-Through Certificates, Series 2004-01, Class M1, 1 Month LIBOR + 1.020%	3.301	(c)	04/25/34	818	811,368
Ameriquest Mortgage Securities, Inc. Asset-Backed, Series 2003-10, Class AV2, 1 Month LIBOR + 0.700%	2.981	(c)	11/25/33	28	27,553
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-05, Class A6	4.359		04/25/33	1,369	1,373,706
Ameriquest Mortgage Securities, Inc. Floating Rate Mortgage Pass-Through Certificates, Series 2001-02, Class M3, 1 Month LIBOR + 2.925%	5.206	(c)	10/25/31	60	62,644
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-01, Class M1, 1 Month LIBOR + 1.350%	3.631	(c)	02/25/33	1,613	1,595,353
Series 2003-08, Class M1, 1 Month LIBOR + 1.050%	3.331	(c)	10/25/33	3,491	3,435,445
Series 2003-10, Class AV1, 1 Month LIBOR + 0.760%	3.041	(c)	12/25/33	868	863,277
Series 2003-11, Class AV2, 1 Month LIBOR + 0.740%	3.021	(c)	12/25/33	1,188	1,169,151
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2003-W10, Class M1, 1 Month LIBOR + 1.080%	3.361	(c)	01/25/34	1,295	1,295,475
Series 2003-W10, Class M2, 1 Month LIBOR + 2.475%	4.203	(c)	01/25/34	73	73,271
Series 2004-W02, Class AF	4.403		04/25/34	336	338,508

See Notes to Financial Statements.

PGIM Total Return Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W02, Class M4, 1 Month LIBOR + 5.625%	4.192	%(c)	09/25/33	574	$545,469
Series 2003-W07, Class M1, 1 Month LIBOR + 1.035%	3.316	(c)	03/25/34	417	417,247
Series 2003-W09, Class M1, 1 Month LIBOR + 1.035%	3.316	(c)	01/25/34	1,190	1,192,604
Series 2004-W06, Class M1, 1 Month LIBOR + 0.825%	3.106	(c)	05/25/34	221	220,190
Series 2005-W02, Class A2C, 1 Month LIBOR + 0.360%	2.641	(c)	10/25/35	886	887,547
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.245%	3.525	(c)	06/15/33	1,088	1,089,972
Series 2003-HE04, Class M1, 1 Month LIBOR + 1.245%	3.525	(c)	08/15/33	1,250	1,254,608
Series 2003-HE05, Class M1, 1 Month LIBOR + 1.125%	3.405	(c)	09/15/33	2,095	2,079,886
Series 2004-HE03, Class M1, 1 Month LIBOR + 0.810%	3.091	(c)	06/25/34	6,675	6,670,370
Series 2004-HE06, Class M1, 1 Month LIBOR + 0.945%	3.226	(c)	09/25/34	924	932,875
Series 2004-HE08, Class M1, 1 Month LIBOR + 1.050%	3.331	(c)	12/25/34	1,714	1,667,090
Series 2004-HE09, Class M1, 1 Month LIBOR + 0.975%	3.256	(c)	12/25/34	2,085	2,042,446
Bear Stearns Asset-Backed Securities Trust,
Series 2002-02, Class A2, 1 Month LIBOR + 1.200%	3.481	(c)	10/25/32	46	46,183
Series 2004-FR02, Class M2, 1 Month LIBOR + 1.020%	3.301	(c)	06/25/34	4,100	4,156,857
Series 2004-HE02, Class M1, 1 Month LIBOR + 0.900%	3.181	(c)	03/25/34	1,351	1,355,263
Series 2004-HE05, Class M1, 1 Month LIBOR + 0.855%	3.136	(c)	07/25/34	2,677	2,676,877
Series 2004-HE07, Class M1, 1 Month LIBOR + 0.900%	3.181	(c)	08/25/34	3,894	3,896,105
Series 2004-HE08, Class M1, 1 Month LIBOR + 0.975%	3.256	(c)	09/25/34	206	205,855

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
Bear Stearns Asset-Backed Securities Trust, (cont’d.)
Series 2004-HE11, Class M2, 1 Month LIBOR + 1.575%	3.856	%(c)	12/25/34	4,011	$4,099,466
Series 2005-HE05, Class M2, 1 Month LIBOR + 1.035%	3.316	(c)	06/25/35	2,139	2,160,119
Series 2007-HE03, Class 1A2, 1 Month LIBOR + 0.200%	2.481	(c)	04/25/37	133	174,942
CDC Mortgage Capital Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.050%	3.331	(c)	11/25/33	865	855,683
Series 2003-HE04, Class M1, 1 Month LIBOR + 0.975%	3.256	(c)	03/25/34	4,396	4,327,911
Conseco Finance Corp/Old, Series 2001-C, Class M2, 1 Month LIBOR + 1.150%	3.430	(c)	08/15/33	822	821,858
Credit Suisse First Boston Mortgage Pass-Through Certificates, Series 2002-HE04, Class M2, 1 Month LIBOR + 2.250%	4.531	(c)	08/25/32	9	8,947
GSAA Trust, Series 2006-07, Class AF2	5.995	(cc)	03/25/46	959	661,309
Home Equity Asset Trust,
Series 2002-04, Class M1, 1 Month LIBOR + 1.500%	3.781	(c)	03/25/33	2,326	2,313,705
Series 2003-03, Class M1, 1 Month LIBOR + 1.290%	3.571	(c)	08/25/33	1,158	1,163,342
Series 2003-04, Class M1, 1 Month LIBOR + 1.200%	3.481	(c)	10/25/33	1,232	1,213,311
Series 2003-05, Class M1, 1 Month LIBOR + 1.050%	3.331	(c)	12/25/33	44	44,085
Series 2003-06, Class M1, 1 Month LIBOR + 1.050%	3.331	(c)	02/25/34	2,491	2,438,193
Series 2004-07, Class M1, 1 Month LIBOR + 0.930%	3.211	(c)	01/25/35	581	582,150
JPMorgan Mortgage Acquisition Corp., Series 2005-WMC01, Class M2, 1 Month LIBOR + 0.660%	2.941	(c)	09/25/35	1,008	1,005,311
MASTR Asset-Backed Securities Trust,
Series 2004-WMC03, Class M1, 1 Month LIBOR + 0.825%	3.106	(c)	10/25/34	4,610	4,630,313
Series 2005-NC01, Class M1, 1 Month LIBOR + 0.720%	3.001	(c)	12/25/34	2,208	2,205,099

See Notes to Financial Statements.

PGIM Total Return Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
Merrill Lynch Mortgage Investors Trust,
Series 2002-HE01, Class A1, 1 Month LIBOR + 1.000%	3.281	%(c)	08/25/32	2,789	$2,745,949
Series 2003-OPT01, Class A3, 1 Month LIBOR + 0.720%	3.001	(c)	07/25/34	537	535,502
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE01, Class M1, 1 Month LIBOR + 1.200%	3.481	(c)	05/25/33	670	664,358
Series 2003-NC05, Class M1, 1 Month LIBOR + 1.275%	3.556	(c)	04/25/33	4,919	4,920,833
Series 2004-HE03, Class A4, 1 Month LIBOR + 0.800%	3.081	(c)	03/25/34	483	460,613
Series 2004-HE04, Class M1, 1 Month LIBOR + 0.900%	3.181	(c)	05/25/34	6,648	6,636,950
Series 2004-HE05, Class M1, 1 Month LIBOR + 0.945%	3.226	(c)	06/25/34	701	701,660
Series 2004-HE08, Class A7, 1 Month LIBOR + 1.060%	3.341	(c)	09/25/34	663	657,396
Series 2004-HE08, Class M1, 1 Month LIBOR + 0.960%	3.241	(c)	09/25/34	4,439	4,484,603
Series 2004-OP01, Class M1, 1 Month LIBOR + 0.870%	3.151	(c)	11/25/34	3,009	2,997,680
Series 2004-WMC03, Class M2, 1 Month LIBOR + 0.795%	3.076	(c)	01/25/35	4,635	4,627,297
Series 2005-NC02, Class M3, 1 Month LIBOR + 0.675%	2.956	(c)	03/25/35	1,705	1,703,052
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC03, Class M1, 1 Month LIBOR + 1.350%	3.631	(c)	03/25/33	3,221	3,229,470
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-NC05, Class M1, 1 Month LIBOR + 1.410%	3.691	(c)	10/25/32	1,374	1,371,547
New Century Home Equity Loan Trust,
Series 2003-04, Class M1, 1 Month LIBOR + 1.125%	3.406	(c)	10/25/33	4,179	4,179,587
Series 2003-A, Class A, 144A, 1 Month LIBOR + 0.720%	3.001	(c)	10/25/33	1,743	1,692,565
Series 2004-01, Class M1, 1 Month LIBOR + 0.885%	3.166	(c)	05/25/34	600	596,411
Series 2004-03, Class M1, 1 Month LIBOR + 0.930%	3.211	(c)	11/25/34	538	539,597

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
New Century Home Equity Loan Trust, (cont’d.) Series 2004-04, Class M1, 1 Month LIBOR + 0.765%	3.046	%(c)	02/25/35	857	$851,867
New Residential Mortgage Loan Trust, Series 2018-01A, Class A1A, 144A	4.000	(cc)	12/25/57	45,825	45,903,944
Option One Mortgage Loan Trust, Series 2004-01, Class M1, 1 Month LIBOR + 0.900%	3.181	(c)	01/25/34	3,107	3,085,717
Renaissance Home Equity Loan Trust, Series 2004-01, Class AV3, 1 Month LIBOR + 0.940%	3.221	(c)	05/25/34	5,120	5,001,799
Residential Asset Securities Trust, Series 2004-KS01, Class AI5	5.721		02/25/34	224	227,804
Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC01, Class M1, 1 Month LIBOR + 0.780%	3.061	(c)	02/25/34	547	548,740
Specialty Underwriting & Residential Finance Trust, Series 2004-BC01, Class M1, 1 Month LIBOR + 0.765%	3.046	(c)	02/25/35	1,362	1,356,061
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-AM01, Class M1, 1 Month LIBOR + 1.350%	3.631	(c)	04/25/33	192	191,878
Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2005-01, Class M4, 1 Month LIBOR + 0.915%	3.196	(c)	04/25/35	3,140	3,154,628

					198,135,340

Residential Mortgage-Backed Securities 3.1%
Aames Mortgage Investment Trust, Series 2005-02, Class M4, 1 Month LIBOR + 0.945%	3.226	(c)	07/25/35	1,180	1,185,651
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-R03, Class M1, 1 Month LIBOR + 0.780%	3.061	(c)	05/25/34	8,792	8,804,310
Series 2004-R08, Class M1, 1 Month LIBOR + 0.960%	3.241	(c)	09/25/34	923	923,646

See Notes to Financial Statements.

PGIM Total Return Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, (cont’d.) Series 2005-R11, Class A2D, 1 Month LIBOR + 0.330%	2.611	%(c)	01/25/36	2	$2,320
Amortizing Residential Collateral Trust, Series 2002-BC08, Class A3, 1 Month LIBOR + 1.000%	3.281	(c)	11/25/32	255	253,915
Asset-Backed Pass-Through Certificates Series Pass-Through Certificates, Series 2004-R02, Class A1A, 1 Month LIBOR + 0.690%	2.971	(c)	04/25/34	1,370	1,373,941
Chase Funding Trust Series, Series 2002-02, Class 1A5	6.333		04/25/32	385	389,950
CIT Mortgage Loan Trust, Series 2007-01, Class 1A, 144A, 1 Month LIBOR + 1.350%	3.631	(c)	10/25/37	81,963	82,825,423
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH01, Class M2, 1 Month LIBOR + 0.555%	2.836	(c)	01/25/36	394	394,168
Countrywide Asset-Backed Certificates,
Series 2002-03, Class 2A1, 1 Month LIBOR + 0.660%	2.941	(c)	06/25/32	1,619	1,594,066
Series 2003-BC05, Class 2A2, 1 Month LIBOR + 0.700%	2.981	(c)	12/25/33	978	962,288
Series 2004-03, Class 1A, 1 Month LIBOR + 0.420%	2.701	(c)	08/25/34	12,198	11,611,437
Series 2004-12, Class AF5	5.676		04/25/35	724	723,440
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050%	3.331	(c)	11/25/34	1,972	1,974,346
Series 2005-BC05, Class M3, 1 Month LIBOR + 0.500%	2.781	(c)	01/25/36	6,475	6,484,444
Series 2006-26, Class 2A3, 1 Month LIBOR + 0.170%	2.451	(c)	06/25/37	418	416,557
Credit Suisse Mortgage Trust,
Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150%	5.406	(c)	12/26/46	57,409	58,351,365
Series 2018-03R, Class 1A1, 144A, 1 Month LIBOR + 1.200%	3.474	(c)	12/25/46	68,089	68,293,234
Series 2018-RPL08, Class A1, 144A	4.125		07/25/58	75,481	74,950,336
Credit-Based Asset Servicing & Securitization LLC,
Series 2004-CB05, Class M1, 1 Month LIBOR + 0.915%	3.196	(c)	01/25/34	2,917	2,936,357

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Credit-Based Asset Servicing & Securitization LLC, (cont’d.)
Series 2004-CB08, Class M1, 1 Month LIBOR + 0.795%	3.076	%(c)	12/25/35	2,548	$2,555,668
CWABS, Inc., Asset-Backed Certificates Trust,
Series 2003-05, Class AF5	5.171		02/25/34	1,579	1,618,662
Series 2004-05, Class 3A, 1 Month LIBOR + 0.460%	2.741	(c)	09/25/34	351	350,992
Series 2004-06, Class 1A1, 1 Month LIBOR + 0.540%	2.821	(c)	12/25/34	3,479	3,473,840
Series 2004-06, Class 2A4, 1 Month LIBOR + 0.900%	3.181	(c)	11/25/34	501	505,378
Series 2004-06, Class 2A5, 1 Month LIBOR + 0.780%	3.061	(c)	11/25/34	555	556,579
Encore Credit Receivables Trust,
Series 2005-01, Class M1, 1 Month LIBOR + 0.660%	2.941	(c)	07/25/35	3,557	3,523,691
Series 2005-03, Class M3, 1 Month LIBOR + 0.765%	3.046	(c)	10/25/35	10,000	10,042,382
Equity One Mortgage Pass-Through Trust, Series 2004-03, Class M1	4.580		07/25/34	86	85,727
FBR Securitization Trust, Series 2005-02, Class M1, 1 Month LIBOR + 0.720%	3.001	(c)	09/25/35	75	75,325
FFMLT Trust, Series 2005-FF02, Class M4, 1 Month LIBOR + 0.885%	3.166	(c)	03/25/35	1,398	1,406,319
Finance America Mortgage Loan Trust, Series 2004-02, Class M1, 1 Month LIBOR + 0.825%	3.106	(c)	08/25/34	1,863	1,857,589
First Franklin Mortgage Loan Trust, Series 2003-FFH02, Class M1B, 1 Month LIBOR + 0.975%	3.256	(c)	02/25/34	2,127	2,075,212
Fremont Home Loan Trust,
Series 2003-B, Class M1, 1 Month LIBOR + 1.050%	3.331	(c)	12/25/33	6,334	6,215,289
Series 2004-02, Class M1, 1 Month LIBOR + 0.855%	3.136	(c)	07/25/34	8,121	8,291,021
Series 2004-C, Class M1, 1 Month LIBOR + 0.975%	3.256	(c)	08/25/34	1,855	1,855,254
GSAMP Trust,
Series 2003-HE02, Class A2, 1 Month LIBOR + 0.640%	2.921	(c)	08/25/33	10,550	10,346,444

See Notes to Financial Statements.

PGIM Total Return Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
GSAMP Trust, (cont’d.)
Series 2004-AR01, Class M1, 1 Month LIBOR + 0.975%	3.256	%(c)	06/25/34	3,412	$3,418,828
Series 2004-HE02, Class M1, 1 Month LIBOR + 0.975%	3.256	(c)	09/25/34	1,983	2,001,384
Series 2005-HE03, Class M3, 1 Month LIBOR + 1.050%	3.331	(c)	06/25/35	3,500	3,503,342
Series 2007-HE01, Class A1, 1 Month LIBOR + 0.140%	2.421	(c)	03/25/47	36,139	34,147,173
JPMorgan Mortgage Acquisition Trust, Series 2007-CH05, Class A4, 1 Month LIBOR + 0.160%	2.441	(c)	06/25/36	2,660	2,654,781
Legacy Mortgage Asset Trust, Series 2017-RPL01, Class A, 144A, 1 Month LIBOR + 1.750%	3.992	(c)	01/28/70	19,663	20,064,252
Long Beach Mortgage Loan Trust,
Series 2003-04, Class AV1, 1 Month LIBOR + 0.620%	2.901	(c)	08/25/33	5,748	5,752,245
Series 2004-01, Class M1, 1 Month LIBOR + 0.750%	3.031	(c)	02/25/34	617	617,874
Series 2004-02, Class M1, 1 Month LIBOR + 0.795%	3.076	(c)	06/25/34	212	210,235
Series 2004-04, Class 1A1, 1 Month LIBOR + 0.560%	2.841	(c)	10/25/34	14	13,508
LSFVT, Series 2018-01, 1 Month LIBOR + 2.000%^	3.982	(c)	04/01/21	207,597	206,974,364
Merrill Lynch Mortgage Investors Trust,
Series 2004-OPT01, Class A1A, 1 Month LIBOR + 0.520%	2.801	(c)	06/25/35	632	629,361
Series 2004-OPT01, Class A2A, 1 Month LIBOR + 0.720%	3.001	(c)	06/25/35	625	601,972
Series 2004-WMC03, Class M2, 1 Month LIBOR + 1.845%	4.126	(c)	01/25/35	2,584	2,603,875
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC06, Class M1, 1 Month LIBOR + 0.900%	3.181	(c)	07/25/34	3,417	3,319,128
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2005-WLL1, Class M3, 1 Month LIBOR + 0.735%	3.016	(c)	03/25/35	10,857	10,890,635

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC02, Class M1, 1 Month LIBOR + 1.125%	3.406	%(c)	06/25/34		809	$810,394
Series 2003-BC04, Class M1, 1 Month LIBOR + 0.900%	3.181	(c)	11/25/34		369	355,221
Series 2004-BC02, Class A2, 1 Month LIBOR + 0.540%	2.821	(c)	05/25/35		1,041	976,442
Series 2004-BC02, Class M1, 1 Month LIBOR + 0.825%	3.106	(c)	05/25/35		1,212	1,208,802
Series 2004-BC03, Class A2C, 1 Month LIBOR + 1.000%	3.281	(c)	07/25/35		800	798,100
Structured Asset Investment Loan Trust,
Series 2003-BC07, Class 3A2, 1 Month LIBOR + 0.950%	3.231	(c)	07/25/33		1,261	1,252,330
Series 2003-BC08, Class 3A3, 1 Month LIBOR + 0.900%	3.181	(c)	08/25/33		248	244,303
Series 2003-BC09, Class 2A, 1 Month LIBOR + 0.950%	3.231	(c)	08/25/33		9,693	9,463,760
Series 2003-BC10, Class A4, 1 Month LIBOR + 1.000%	3.281	(c)	10/25/33		1,129	1,120,063
Series 2004-06, Class A3, 1 Month LIBOR + 0.800%	3.081	(c)	07/25/34		2,345	2,336,906
Series 2004-07, Class A8, 1 Month LIBOR + 1.200%	3.481	(c)	08/25/34		2,510	2,480,594
Series 2004-BNC01, Class A2, 1 Month LIBOR + 1.000%	3.281	(c)	09/25/34		1,368	1,368,850
Series 2004-BNC01, Class A4, 1 Month LIBOR + 0.940%	3.221	(c)	09/25/34		1,114	1,109,257
Series 2005-06, Class M2, 1 Month LIBOR + 0.780%	3.061	(c)	07/25/35		15,600	15,654,567
Series 2005-07, Class M1, 1 Month LIBOR + 0.735%	3.016	(c)	08/25/35		3,220	3,223,394
TFS (Spain), Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	03/16/23	EUR	135,754	153,761,470
Towd Point Mortgage Trust,
Series 2015-02, Class 1M2, 144A	3.654	(cc)	11/25/60		22,127	22,010,594
Series 2017-04, Class A1, 144A	2.750	(cc)	06/25/57		69,339	67,141,730
Series 2017-06, Class A1, 144A	2.750	(cc)	10/25/57		82,675	80,352,251
Series 2018-05, Class A1, 144A	3.250	(cc)	07/25/58		33,298	32,391,344

See Notes to Financial Statements.

PGIM Total Return Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Towd Point Mortgage Trust, (cont’d.)
Series 2018-06, Class A1A, 144A	3.750	%(cc)	03/25/58		3,350	$3,338,965
VOLT LLC, Series 2017-NPL07, Class A1, 144A	3.250		06/25/47		5,877	5,830,122

						1,083,918,982

Small Business Loan 0.0%
Small Business Administration Participation Certificates,
Series 2001-20A, Class 1	6.290		01/01/21		16	15,919
Series 2003-20I, Class 1	5.130		09/01/23		15	15,597

						31,516

Student Loans 0.9%
Earnest Student Loan Program LLC, Series 2016-D, Class A1, 144A, 1 Month LIBOR + 1.400%	3.681	(c)	01/25/41		3,124	3,151,167
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	3.723	(cc)	02/25/43		82,210	113,287,374
Series 2018-C, Class A, 144A	4.491	(cc)	08/25/43		121,599	123,134,229
SLM Student Loan Trust, Series 2004-02X, Class A6, 3 Month EURIBOR + 0.550%	0.233	(c)	07/25/39	EUR	78,400	85,526,231
SoFi Professional Loan Program Trust, Series 2018-B, Class A2FX, 144A	3.340		08/25/47		7,000	6,895,832

						331,994,833

TOTAL ASSET-BACKED SECURITIES (cost $10,062,742,510)						9,994,806,129

BANK LOANS 0.7%

Capital Goods 0.0%
Kiwi VFS SUB II Sarl (Luxembourg), Facility B1 Loan, 3 Month GBP LIBOR + 4.000%	4.810	(c)	07/29/24	GBP	10,775	13,798,432

Chemicals 0.1%
Starfruit Finco BV (Netherlands), Initial Euro Term Loan, 6 Month EURIBOR + 3.750%	3.750	(c)	10/01/25	EUR	16,800	19,171,131

See Notes to Financial Statements.

38

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
BANK LOANS (Continued)

Consumer Services 0.0%
Richmond UK Bidco Ltd. (United Kingdom), Facility B, 1 Month GBP LIBOR + 4.250%	4.980	%(c)	03/03/24	GBP	8,742	$10,838,045

Foods 0.2%
Sigma Bidco BV, Facility B4 Loan, 3 Month GBP LIBOR + 4.000%	4.800	(c)	07/02/25	GBP	43,800	55,945,200

Healthcare & Pharmaceuticals 0.0%
Nidda Healthcare Holding AG (Germany), Facility C GBP, 3 Month GBP LIBOR + 4.500%	4.993	(c)	08/21/24	GBP	573	733,745

Healthcare-Services 0.0%
Avantor, Inc., Initial Euro Term Loan, 1 Month EURIBOR + 4.250%	4.250	(c)	11/21/24	EUR	9,106	10,417,209

Oil & Gas 0.2%
EG Finco Ltd. (United Kingdom),
Second Lien Term Loan, 3 Month EURIBOR + 7.750%	8.750	(c)	04/06/26	EUR	11,000	12,498,018
Term B, 3 Month GBP LIBOR + 4.750%	5.550	(c)	02/06/25	GBP	13,358	17,141,124
Term B1, 3 Month EURIBOR + 4.000%	4.000	(c)	02/07/25	EUR	19,660	22,331,569
Term B3, 2 Month EURIBOR + 4.000%	4.000	(c)	02/07/25	EUR	10,016	11,377,036

						63,347,747

Oil, Gas & Coal 0.0%
EG America LLC, Second Lien Facility (USD), 3 Month LIBOR + 8.000%^	10.390	(c)	03/23/26		18,775	18,587,250

Technology 0.2%
Dell International LLC, Replacement Term A-3 Loan, 1 Month LIBOR + 1.500%	3.810	(c)	12/31/18		7,491	7,482,889
McAfee LLC,
Retired Closing Date Term Loan, 1 Month LIBOR + 4.500%	6.790	(c)	09/30/24		35,857	35,902,475
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.790	(c)	09/29/25		12,150	12,281,621

						55,666,985

See Notes to Financial Statements.

PGIM Total Return Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Telecommunications 0.0%
Sprint Communications, Inc., Initial Term Loan, 1 Month LIBOR + 2.500%	4.810	%(c)	02/02/24	4,850	$4,840,275

TOTAL BANK LOANS (cost $264,341,286)					253,346,019

COMMERCIAL MORTGAGE-BACKED SECURITIES 11.9%
20 Times Square Trust,
Series 2018-20TS, Class G, 144A	3.100	(cc)	05/15/35	39,245	35,382,134
Series 2018-20TS, Class H, 144A	3.100	(cc)	05/15/35	40,252	35,408,667
Assurant Commercial Mortgage Trust, Series 2016-01A, Class B, 144A	4.462		05/15/49	7,683	7,593,293
Banc of America Commercial Mortgage Trust, Series 2016-UB010, Class A3	2.903		07/15/49	5,200	4,870,778
BANK,
Series 2017-BNK05, Class A4	3.131		06/15/60	92,900	87,058,755
Series 2017-BNK06, Class A4	3.254		07/15/60	70,950	67,149,953
Series 2017-BNK08, Class A3	3.229		11/15/50	70,000	65,853,655
Series 2018-BNK11, Class A2	3.784		03/15/61	60,775	59,860,585
BBCCRE Trust, Series 2015-GTP, Class A, 144A	3.966		08/10/33	31,000	30,960,925
BBCMS Mortgage Trust,
Series 2016-ETC, Class A, 144A	2.937		08/14/36	17,450	16,090,764
Series 2016-ETC, Class B, 144A	3.189		08/14/36	6,970	6,434,390
Series 2016-ETC, Class C, 144A	3.391		08/14/36	5,770	5,331,589
Series 2016-ETC, Class D, 144A	3.609	(cc)	08/14/36	21,720	20,117,120
Series 2016-ETC, Class E, 144A	3.609	(cc)	08/14/36	13,900	12,013,598
Series 2018-CHRS, Class D, 144A	4.267	(cc)	08/05/38	19,295	18,330,646
BENCHMARK, Series 2018-B04, Class A4	3.858		07/15/51	40,000	39,459,312
BENCHMARK Mortgage Trust, Series 2018-B02, Class A4	3.615		02/15/51	15,000	14,617,695
BX Commercial Mortgage Trust,
Series 2018-IND, Class F, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)	4.080	(c)	11/15/35	9,950	9,946,890
Series 2018-IND, Class G, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	4.330	(c)	11/15/35	42,400	42,399,992
CCUBS Commercial Mortgage Trust, Series 2017-C1, Class A3	3.283		11/15/50	37,610	35,493,580
CD Commercial Mortgage Trust,
Series 2017-CD04, Class A3	3.248		05/10/50	60,000	56,974,158
Series 2017-CD05, Class A3	3.171		08/15/50	79,475	74,704,569
Series 2017-CD06, Class A4	3.190		11/13/50	121,000	113,603,464

See Notes to Financial Statements.

40

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
CD Mortgage Trust,
Series 2016-CD01, Class A3	2.459%		08/10/49	13,000	$11,817,359
Series 2018-CD07, Class A3	4.013		08/15/51	27,250	27,140,736
CG-CCRE Commercial Mortgage Trust, Series 2014-FL02, Class A, 144A, 1 Month LIBOR + 1.854%	4.134	(c)	11/15/31	1,991	1,990,973
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4	3.575		05/10/47	7,363	7,365,346
Series 2014-GC25, Class A3	3.372		10/10/47	10,000	9,801,198
Series 2015-GC35, Class A4	3.818		11/10/48	36,255	36,074,682
Series 2015-P01, Class XB	0.053	(cc)	09/15/48	58,898	177,689
Series 2016-GC37, Class A4	3.314		04/10/49	7,150	6,873,873
Series 2016-P06, Class A4	3.458		12/10/49	40,000	38,645,712
Series 2017-B01, Class A3	3.197		08/15/50	105,000	98,789,702
Series 2017-C04, Class A3	3.209		10/12/50	90,000	84,667,635
Series 2017-P07, Class A3	3.442		04/14/50	32,600	31,381,239
Series 2017-P08, Class A3	3.203		09/15/50	43,825	41,214,257
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A	2.778	(cc)	11/10/31	40,376	37,803,794
Series 2016-CLNE, Class C, 144A	2.778	(cc)	11/10/31	15,000	13,833,696
Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class A4	3.762		02/10/49	24,141	23,860,992
Commercial Mortgage Trust,
Series 2013-LC6, Class XA	1.362	(cc)	01/10/46	40,840	1,881,495
Series 2014-UBS03, Class A3	3.546		06/10/47	12,500	12,381,778
Series 2014-UBS04, Class A4	3.420		08/10/47	10,300	10,128,542
Series 2014-UBS05, Class A4	3.838		09/10/47	48,200	48,302,685
Series 2014-UBS06, Class A4	3.378		12/10/47	14,000	13,705,468
Series 2015-CR26, Class A4	3.630		10/10/48	8,380	8,252,068
Series 2015-CR27, Class A4	3.612		10/10/48	48,000	47,119,315
Series 2015-DC01, Class XA	1.130	(cc)	02/10/48	121,913	5,570,126
Series 2015-LC21, Class A4	3.708		07/10/48	2,490	2,467,591
Series 2015-PC01, Class A5	3.902		07/10/50	22,200	22,160,244
Series 2016-COR01, Class A3	2.826		10/10/49	43,000	39,797,622
Series 2016-DC02, Class A5	3.765		02/10/49	15,610	15,400,845
Series 2017-COR02, Class A2	3.239		09/10/50	116,925	110,166,314
Series 2018-COR03, Class A2	3.961		05/10/51	75,000	74,100,240
Credit Suisse Mortgage Trust, Series 2016-NXSR, Class A4	3.795	(cc)	12/15/49	13,245	12,987,924
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class XB, IO	0.250		08/15/48	86,961	1,206,810
Series 2016-C07, Class A4	3.210		11/15/49	6,500	6,166,638
Series 2018-CX11, Class A3	4.095		04/15/51	24,784	25,035,679

See Notes to Financial Statements.

PGIM Total Return Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
CSAIL Commercial Mortgage Trust, (cont’d.)
Series 2018-CX11, Class A4	3.766%		04/15/51	25,600	$24,956,339
CSMC Trust, Series 2014-USA, Class A2, 144A	3.953		09/15/37	50,425	50,024,404
DBJPM Mortgage Trust,
Series 2016-C03, Class A4	2.632		08/10/49	57,450	52,675,980
Series 2017-C06, Class A4	3.071		06/10/50	61,475	57,362,445
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A	3.808	(cc)	12/10/36	23,405	21,735,086
Series 2016-85T, Class E, 144A	3.808	(cc)	12/10/36	22,177	19,725,570
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555	(cc)	09/10/35	30,650	29,351,936
Fannie Mae-Aces, Series 2015-M08, Class AB2	2.829	(cc)	01/25/25	10,439	10,082,344
FHLMC Multifamily Structured Pass-Through Certificates,
Series K006, Class AX1, IO	0.944	(cc)	01/25/20	241,578	2,062,903
Series K007, Class X1, IO	1.035	(cc)	04/25/20	16,742	191,927
Series K008, Class X1, IO	1.518	(cc)	06/25/20	142,056	2,674,072
Series K009, Class X1, IO	1.280	(cc)	08/25/20	3,070	55,321
Series K014, Class X1, IO	1.149	(cc)	04/25/21	11,520	281,432
Series K015, Class X1, IO	1.577	(cc)	07/25/21	1,344	47,905
Series K019, Class X1, IO	1.631	(cc)	03/25/22	120,014	5,498,648
Series K020, Class X1, IO	1.412	(cc)	05/25/22	45,586	1,869,713
Series K021, Class X1, IO	1.447	(cc)	06/25/22	210,003	9,075,881
Series K024, Class X1, IO	0.846	(cc)	09/25/22	109,579	2,921,047
Series K025, Class X1, IO	0.856	(cc)	10/25/22	28,868	818,377
Series K026, Class X1, IO	1.001	(cc)	11/25/22	172,527	5,648,918
Series K027, Class X1, IO	0.783	(cc)	01/25/23	256,111	6,839,253
Series K032, Class X1, IO	0.105	(cc)	05/25/23	241,578	1,139,596
Series K038, Class X1, IO	1.165	(cc)	03/25/24	154,303	7,834,130
Series K043, Class X1, IO	0.543	(cc)	12/25/24	75,903	2,146,731
Series K044, Class X1, IO	0.748	(cc)	01/25/25	441,302	16,694,626
Series K052, Class X1, IO	0.669	(cc)	11/25/25	307,691	11,613,977
Series K053, Class X1, IO	0.890	(cc)	12/25/25	138,463	7,306,244
Series K055, Class X1, IO	1.366	(cc)	03/25/26	279,478	23,028,548
Series K058, Class XAM, IO	0.815	(cc)	08/25/26	59,334	3,360,506
Series K069, Class X1, IO	0.369	(cc)	09/25/27	565,235	16,353,954
Series K710, Class X1, IO	1.728	(cc)	05/25/19	27,367	116,597
Series K711, Class X1, IO	1.680	(cc)	07/25/19	41,766	234,679
Series K718, Class X1,IO	0.637	(cc)	01/25/22	285,146	4,854,437
Series K726, Class X1, IO	0.882	(cc)	04/25/24	155,638	6,072,720
Series KAIV, Class X1, IO	1.275	(cc)	06/25/21	1,907	47,225
Series Q001, Class XA, IO	2.273	(cc)	02/25/32	29,366	4,208,887
Series Q002, Class XA, IO	1.177	(cc)	07/25/33	37,810	2,846,982

See Notes to Financial Statements.

42

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Freddie Mac Mortgage Trust,
Series 2013-K27, Class X2A, IO, 144A	0.100%		01/25/46	1,278,317	$4,283,129
Series 2013-K32, Class X2A, IO, 144A	0.100		10/25/46	1,158,243	4,100,990
GS Mortgage Securities Trust,
Series 2013-GC16, Class XA, IO	1.076	(cc)	11/10/46	25,203	1,070,616
Series 2014-GC22, Class XB, IO	0.298	(cc)	06/10/47	37,110	687,492
Series 2015-GC32, Class XB, IO	0.010	(cc)	07/10/48	60,188	33,248
Series 2017-GS05, Class A3	3.409		03/10/50	46,400	44,617,242
Series 2017-GS06, Class A2	3.164		05/10/50	70,600	66,540,098
Series 2017-GS07, Class A3	3.167		08/10/50	114,260	106,921,686
Series 2017-GS08, Class A3	3.205		11/10/50	100,000	94,072,220
Series 2018-GS10, Class A4	3.890	(cc)	07/10/51	55,725	54,966,109
Houston Galleria Mall Trust, Series 2015-HGLR, Class XCP, IO, 144A	0.195	(cc)	03/05/23	525,000	5,036,063
IMT Trust, Series 2017-APTS, Class AFX, 144A	3.478		06/15/34	11,445	11,262,530
Independence Plaza Trust, Series 2018-INDP, Class E, 144A	4.996		07/10/35	15,550	15,177,253
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C18, Class A2	2.879		02/15/47	1,384	1,382,463
Series 2014-C21, Class A4	3.493		08/15/47	9,800	9,678,854
Series 2014-C23, Class XA, IO	0.780	(cc)	09/15/47	66,481	1,805,207
Series 2014-C24, Class A3	3.098		11/15/47	8,040	7,941,196
Series 2014-C25, Class A4A1	3.408		11/15/47	7,800	7,646,135
Series 2014-C26, Class A3	3.231		01/15/48	11,650	11,323,791
Series 2015-C28, Class A4	3.227		10/15/48	35,300	34,228,917
Series 2015-C29, Class XA, IO	0.825	(cc)	05/15/48	47,633	1,451,031
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C04, Class A2	2.882		12/15/49	53,000	49,235,649
Series 2017-C05, Class A4	3.414		03/15/50	36,250	34,884,325
Series 2017-C07, Class A4	3.147		10/15/50	90,000	84,299,634
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class A3	3.139		06/15/45	390	389,533
Series 2012-LC09, Class A4	2.611		12/15/47	4,000	3,923,748
Series 2013-C10, Class A4	2.875		12/15/47	1,436	1,416,696
Series 2013-C13, Class A3	3.525		01/15/46	3,000	3,003,669
Series 2014-C20, Class A3A1	3.472		07/15/47	5,042	5,032,411
Series 2016-JP02, Class A3	2.559		08/15/49	40,000	36,588,860
Series 2016-JP03, Class A4	2.627		08/15/49	32,250	29,431,337
Series 2017-JP07, Class A4	3.195		09/15/50	70,600	66,395,417
LSTAR Commercial Mortgage Trust, Series 2017-05, Class A4, 144A	3.390		03/10/50	8,500	8,241,521
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C05, Class XA, IO, 144A	1.469	(cc)	08/15/45	43,461	1,864,141

See Notes to Financial Statements.

PGIM Total Return Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust, (cont’d.)
Series 2013-C07, Class A3	2.655%		02/15/46	6,403	$6,189,460
Series 2013-C08, Class A3	2.863		12/15/48	3,061	2,982,553
Series 2013-C09, Class A3	2.834		05/15/46	5,226	5,072,152
Series 2015-C24, Class A3	3.479		05/15/48	8,425	8,249,645
Series 2015-C24, Class XA, IO	0.792	(cc)	05/15/48	165,459	6,675,841
Series 2015-C25, Class A5	3.635		10/15/48	32,300	31,779,660
Series 2016-C30, Class A5	2.860		09/15/49	37,200	34,470,833
Series 2016-C31, Class A4	2.840		11/15/49	42,000	38,959,158
Series 2017-C34, Class A3	3.276		11/15/52	20,000	18,926,996
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A4	3.259		06/15/50	56,175	53,220,706
Series 2018-H03, Class A4	3.914		07/15/51	40,000	39,531,436
Olympic Tower Mortgage Trust, Series 2017-OT, Class C, 144A	3.945	(cc)	05/10/39	21,000	20,318,752
Shops at Crystals Trust, Series 2016-CSTL, Class A, 144A	3.126		07/05/36	21,955	20,411,952
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3	3.225		08/15/50	98,815	93,325,827
Series 2017-C03, Class A3	3.167		08/15/50	78,800	73,991,592
Series 2017-C05, Class A4	3.212		11/15/50	32,275	30,389,469
Series 2017-C06, Class A4	3.320		12/15/50	50,000	47,394,885
Series 2018-C10, Class A3	4.048		05/15/51	69,500	69,491,716
Series 2018-C11, Class A4	3.977		06/15/51	40,000	39,641,948
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3	2.920		03/10/46	7,858	7,679,849
Series 2013-C05, Class XA, IO, 144A	0.969	(cc)	03/10/46	13,965	473,266
Series 2013-C05, Class XB, IO, 144A	0.432	(cc)	03/10/46	96,528	1,809,784
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4	3.548		08/15/50	5,910	5,857,413
Series 2015-LC20, Class A4	2.925		04/15/50	6,160	5,847,297
Series 2015-NXS01, Class XB, IO	0.354	(cc)	05/15/48	24,936	735,947
Series 2015-NXS02, Class A4	3.498		07/15/58	13,700	13,441,449
Series 2016-C34, Class XB, IO	0.940	(cc)	06/15/49	36,018	2,282,745
Series 2016-C35, Class A3	2.674		07/15/48	60,000	55,070,412
Series 2016-C35, Class XB, IO	0.938	(cc)	07/15/48	55,952	3,544,419
Series 2016-C36, Class A3	2.807		11/15/59	53,000	48,855,490
Series 2016-NXS06, Class A3	2.642		11/15/49	37,500	34,478,036
Series 2017-C38, Class A4	3.190		07/15/50	80,000	75,430,728
Series 2017-C39, Class A4	3.157		09/15/50	115,000	107,760,014
Series 2017-C40, Class A3	3.317		10/15/50	45,680	43,258,229
Series 2018-C44, Class A4	3.948		05/15/51	70,885	70,114,246
Series 2018-C45, Class A3	3.920		06/15/51	49,000	48,565,551

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Wells Fargo Commercial Mortgage Trust, (cont’d.)
Series 2018-C47, Class A3	4.175%	09/15/61		46,000	$46,246,638

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $4,459,047,842)					4,221,095,424

CONVERTIBLE BOND 0.0%

Investment Companies
Aabar Investments PJSC (United Arab Emirates), Sr. Unsec’d. Notes, EMTN (cost $3,640,433)	0.500	03/27/20	EUR	3,300	3,442,149

CORPORATE BONDS 34.7%

Aerospace & Defense 0.4%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A(a)	7.500	12/01/24		40,275	40,929,469
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.050	06/15/25		2,700	2,764,125
General Dynamics Corp.,
Gtd. Notes	2.875	05/11/20		7,610	7,581,920
Gtd. Notes	3.000	05/11/21		9,120	9,055,704
Harris Corp., Sr. Unsec’d. Notes	3.832	04/27/25		2,700	2,628,679
Lockheed Martin Corp., Sr. Unsec’d. Notes	2.900	03/01/25		5,164	4,906,292
Rockwell Collins, Inc.,
Sr. Unsec’d. Notes(a)	3.200	03/15/24		25,000	23,940,540
Sr. Unsec’d. Notes	3.500	03/15/27		21,445	20,153,691
Spirit AeroSystems, Inc., Gtd. Notes	3.850	06/15/26		6,000	5,671,255
United Technologies Corp., Sr. Unsec’d. Notes	4.125	11/16/28		26,050	25,586,138

					143,217,813

Agriculture 0.3%
Altria Group, Inc., Gtd. Notes	2.850	08/09/22		6,925	6,729,640
BAT Capital Corp. (United Kingdom),
Gtd. Notes, 144A	2.297	08/14/20		18,200	17,810,601
Gtd. Notes, 144A	3.222	08/15/24		13,775	12,998,480
Gtd. Notes, 144A(a)	3.557	08/15/27		25,000	22,870,021
Gtd. Notes, 144A	4.390	08/15/37		3,115	2,761,080

See Notes to Financial Statements.

PGIM Total Return Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Agriculture (cont’d.)
Reynolds American, Inc. (United Kingdom),
Gtd. Notes	4.000%	06/12/22	7,255	$7,269,084
Gtd. Notes	4.450	06/12/25	21,668	21,526,566
Gtd. Notes	8.125	06/23/19	305	314,425
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125	02/01/25	8,000	7,280,000

				99,559,897

Airlines 0.5%
American Airlines 2013-2 Class A Pass-Through Trust, Pass-Through Certificates(a)	4.950	07/15/24	6,911	7,060,237
American Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates	3.700	04/01/28	2,411	2,352,244
American Airlines 2015-1 Class A Pass-Through Trust, Pass-Through Certificates	3.375	11/01/28	10,087	9,677,320
American Airlines 2015-2 Class AA Pass-Through Trust, Pass-Through Certificates	3.600	03/22/29	11,042	10,649,041
American Airlines, Pass-Through Trust, Series 2013-1, Class A, Pass-Through Certificates	4.000	01/15/27	5,837	5,806,297
Continental Airlines 2001-1 Class A-1 Pass-Through Trust, Pass-Through Certificates	6.703	12/15/22	1	664
Continental Airlines 2010-1 Class A Pass-Through Trust, Pass-Through Certificates	4.750	07/12/22	243	247,144
Continental Airlines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates(a)	4.150	10/11/25	2,151	2,162,183
Continental Airlines, Pass-Through Trust, Series 2007-1, Class A, Pass-Through Certificates^	5.983	10/19/23	342	357,973
Continental Airlines, Pass-Through Trust, Series 2012-2, Class A, Pass-Through Certificates	4.000	04/29/26	730	725,867
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates(a)^	6.821	02/10/24	1,258	1,367,302

See Notes to Financial Statements.

46

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Airlines (cont’d.)
Delta Air Lines 2009-1 Class A Pass-Through Trust, Pass-Through Certificates	7.750%		06/17/21		424	$441,522
Delta Air Lines 2010-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950		11/23/20		445	446,780
Delta Air Lines 2011-1 Class A Pass-Through Trust, Pass-Through Certificates	5.300		10/15/20		399	402,532
Delta Air Lines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates	4.750		11/07/21		849	860,816
Delta Air Lines, Inc., Sr. Unsec’d. Notes	3.625		03/15/22		95,448	93,836,876
Southwest Airlines Co., Sr. Unsec’d. Notes	2.650		11/05/20		9,310	9,197,756
United Airlines 2015-1 Class AA Pass-Through Trust, Pass-Through Certificates	3.450		06/01/29		10,045	9,617,750
United Airlines 2016-2 Class AA Pass-Through Trust, Pass-Through Certificates	2.875		04/07/30		15,656	14,431,878
United Airlines 2018-1 Class AA Pass Through Trust, Pass-Through Certificates	3.500		09/01/31		12,320	11,764,152
US Airways 2012-2 Class A Pass-Through Trust, Pass-Through Certificates	4.625		12/03/26		1,704	1,734,610

						183,140,944

Apparel 0.2%
Hanesbrands Finance Luxembourg SCA, Gtd. Notes, 144A	3.500		06/15/24	EUR	7,175	8,408,230
Michael Kors USA, Inc., Gtd. Notes, 144A	4.000		11/01/24		10,000	9,515,048
PVH Corp.,
Sr. Unsec’d. Notes, 144A	3.125		12/15/27	EUR	12,625	13,958,469
Sr. Unsec’d. Notes, 144A	3.625		07/15/24	EUR	24,525	30,096,174

						61,977,921

Auto Manufacturers 0.9%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	2.835	(c)	04/12/21		11,995	11,984,283
Gtd. Notes, 144A	3.100		04/12/21		16,005	15,837,751
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	2.250		03/02/20		20,605	20,307,044

See Notes to Financial Statements.

PGIM Total Return Bond Fund	47

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Daimler Finance North America LLC (Germany), (cont’d.)
Gtd. Notes, 144A	3.100%		05/04/20	6,190	$6,154,567
Gtd. Notes, 144A(a)	3.350		05/04/21	10,540	10,462,643
Ford Holdings LLC, Gtd. Notes	9.375		03/01/20	3,300	3,522,319
Ford Motor Co.,
Sr. Unsec’d. Notes(a)	4.750		01/15/43	13,495	10,616,221
Sr. Unsec’d. Notes	6.375		02/01/29	2,595	2,650,456
Sr. Unsec’d. Notes(a)	6.625		10/01/28	6,834	7,029,000
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.459		03/27/20	16,095	15,765,841
Sr. Unsec’d. Notes(a)	3.096		05/04/23	12,090	11,123,746
Sr. Unsec’d. Notes(a)	3.219		01/09/22	12,975	12,403,761
Sr. Unsec’d. Notes(a)	3.336		03/18/21	6,900	6,739,348
Sr. Unsec’d. Notes	3.810		01/09/24	5,000	4,645,373
Sr. Unsec’d. Notes	4.134		08/04/25	3,145	2,877,346
General Motors Co.,
Sr. Unsec’d. Notes(a)	4.000		04/01/25	5,560	5,240,619
Sr. Unsec’d. Notes(a)	4.875		10/02/23	3,725	3,770,239
Sr. Unsec’d. Notes(a)	5.150		04/01/38	10,815	9,548,003
Sr. Unsec’d. Notes	6.250		10/02/43	3,990	3,818,591
Sr. Unsec’d. Notes	6.600		04/01/36	4,470	4,574,360
General Motors Financial Co., Inc.,
Gtd. Notes	3.150		01/15/20	7,490	7,453,031
Gtd. Notes, 3 Month LIBOR + 0.850%	3.258	(c)	04/09/21	11,990	11,989,161
Gtd. Notes(a)	3.450		04/10/22	27,425	26,696,994
Gtd. Notes(a)	3.550		04/09/21	9,070	8,988,295
Gtd. Notes	3.700		05/09/23	21,265	20,559,644
Gtd. Notes(a)	3.850		01/05/28	34,005	30,081,582
Gtd. Notes	4.000		10/06/26	7,785	7,118,898
Gtd. Notes(a)	4.350		01/17/27	23,775	22,083,614
Gtd. Notes(a)	5.250		03/01/26	2,450	2,442,693
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN(a)	2.150		02/26/20	12,370	12,155,886
Jaguar Land Rover Automotive PLC (United Kingdom),
Gtd. Notes, 144A	4.125		12/15/18	6,221	6,214,779
Gtd. Notes, 144A	4.250		11/15/19	2,165	2,156,881

					327,012,969

See Notes to Financial Statements.

48

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Auto Parts & Equipment 0.2%
Adient Global Holdings Ltd., Gtd. Notes, 144A	3.500%		08/15/24	EUR	9,692	$9,612,522
IHO Verwaltungs GmbH (Germany),
Sr. Sec’d. Notes, 144A, Cash coupon 3.250% or PIK 4.000%	3.250		09/15/23	EUR	16,175	18,343,416
Sr. Sec’d. Notes, 144A	3.750		09/15/26	EUR	15,485	17,386,402
Lear Corp.,
Sr. Unsec’d. Notes	5.250		01/15/25		2,100	2,151,793
Sr. Unsec’d. Notes	5.375		03/15/24		11,650	11,934,213
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes	3.625		06/15/24		4,285	4,210,782
Sr. Unsec’d. Notes	4.150		10/01/25		3,900	3,910,641
ZF North America Capital, Inc. (Germany), Gtd. Notes, 144A	4.500		04/29/22		681	682,072

						68,231,841

Banks 9.2%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes	1.625		01/21/20		30,400	29,873,350
Banco de Credito del Peru (Peru), Sr. Unsec’d. Notes, 144A	4.250		04/01/23		2,532	2,507,946
Banco Nacional de Costa Rica (Costa Rica), Sr. Unsec’d. Notes, 144A	5.875		04/25/21		12,023	11,512,143
Banco Santander SA (Spain),
Sr. Unsec’d. Notes	3.125		02/23/23		7,600	7,170,893
Sr. Unsec’d. Notes	3.500		04/11/22		6,600	6,442,186
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	3.545	(c)	04/12/23		3,400	3,409,119
Sr. Unsec’d. Notes(a)	3.848		04/12/23		5,200	5,032,116
Bank Nederlandse Gemeenten NV (Netherlands), Sr. Unsec’d. Notes, EMTN	0.500		03/29/21		1,500	1,403,055
Bank of America Corp.,
Jr. Sub. Notes	5.875		12/31/49		31,720	30,768,400
Jr. Sub. Notes, Series DD	6.300		12/29/49		49,750	52,424,062
Jr. Sub. Notes, Series V	5.125		12/31/49		2,225	2,219,438
Sr. Unsec’d. Notes	2.738		01/23/22		23,770	23,297,724
Sr. Unsec’d. Notes	3.004		12/20/23		3,493	3,360,961
Sr. Unsec’d. Notes	3.366		01/23/26		36,535	34,824,349
Sr. Unsec’d. Notes(a)	3.419		12/20/28		30,155	27,787,922
Sr. Unsec’d. Notes, GMTN	2.625		04/19/21		3,560	3,492,580
Sr. Unsec’d. Notes, GMTN(a)	3.593		07/21/28		79,940	75,134,807
Sr. Unsec’d. Notes, MTN(a)	3.499		05/17/22		42,510	42,309,066
Sr. Unsec’d. Notes, MTN	3.824		01/20/28		15,420	14,751,931

See Notes to Financial Statements.

PGIM Total Return Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Bank of America Corp., (cont’d.)
Sr. Unsec’d. Notes, MTN	4.000%		04/01/24	3,125	$3,119,781
Sr. Unsec’d. Notes, MTN	4.125		01/22/24	15,785	15,876,674
Sr. Unsec’d. Notes, MTN(a)	4.271		07/23/29	1,030	1,015,424
Sub. Notes, MTN	4.000		01/22/25	44,250	43,092,339
Sub. Notes, MTN	4.200		08/26/24	5,580	5,535,762
Sub. Notes, MTN	4.450		03/03/26	45,890	45,389,995
Sub. Notes, Series L, MTN(a)	3.950		04/21/25	19,960	19,357,153
Bank of America NA, Sr. Unsec’d. Notes	2.050		12/07/18	2,000	1,999,080
Bank of Baroda (India), Sr. Unsec’d. Notes, 144A	4.875		07/23/19	2,374	2,390,402
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, Series D, MTN, 3 Month LIBOR + 0.460%	2.896	(c)	04/13/21	15,800	15,848,921
Sr. Unsec’d. Notes, Series D, MTN	3.100		04/13/21	18,570	18,452,280
Bank of New York Mellon Corp. (The),
Jr. Sub. Notes, Series F	4.625		12/29/49	17,715	16,718,531
Sr. Unsec’d. Notes, GMTN	3.000		02/24/25	11,680	11,080,435
Sr. Unsec’d. Notes, MTN(a)	2.200		08/16/23	13,940	13,011,288
Sr. Unsec’d. Notes, MTN(a)	2.950		01/29/23	4,360	4,239,669
Sr. Unsec’d. Notes, MTN	3.250		09/11/24	3,550	3,454,056
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes(a)	3.650		03/16/25	32,165	29,917,149
Sr. Unsec’d. Notes(a)	3.684		01/10/23	12,425	12,027,998
Sr. Unsec’d. Notes(a)	4.337		01/10/28	12,590	11,705,437
Sr. Unsec’d. Notes, MTN	4.972		05/16/29	27,400	26,590,700
BB&T Corp., Sr. Unsec’d. Notes, MTN	2.450		01/15/20	12,210	12,101,225
BBVA Bancomer SA (Mexico), Sub. Notes	6.500		03/10/21	2,400	2,472,000
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	3.375		01/09/25	55,885	52,238,626
Sr. Unsec’d. Notes, 144A(a)	4.400		08/14/28	20,035	19,239,505
Sr. Unsec’d. Notes, 144A, MTN(a)	2.950		05/23/22	1,435	1,383,034
Sr. Unsec’d. Notes, 144A, MTN(a)	3.500		03/01/23	17,520	16,996,247
Sub. Notes, 144A, MTN(a)	4.375		05/12/26	8,755	8,413,265
BNP Paribas/BNP Paribas US Medium-Term Note Program LLC (France), Gtd. Notes, MTN	3.250		03/03/23	9,010	8,806,017
BPCE SA (France), Gtd. Notes, 144A, MTN	3.000		05/22/22	4,005	3,857,572

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
BPCE SA (France), (cont’d.)
Sr. Unsec’d. Notes, 144A, MTN(a)	3.250%	01/11/28	20,350	$18,446,485
Sr. Unsec’d. Notes, 144A, MTN	3.500	10/23/27	4,330	3,891,029
Sub. Notes, 144A, MTN	4.500	03/15/25	4,015	3,881,561
Sub. Notes, 144A, MTN	4.625	07/11/24	3,460	3,404,651
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.850	04/01/21	9,550	9,434,731
Capital One NA, Sr. Unsec’d. Notes(a)	2.950	07/23/21	8,385	8,228,655
Citibank NA, Sr. Unsec’d. Notes	3.050	05/01/20	27,940	27,831,737
CITIC Ltd. (China), Sr. Unsec’d. Notes, EMTN	6.800	01/17/23	1,800	1,963,390
Citigroup, Inc.,
Jr. Sub. Notes, Series Q	5.950	12/29/49	51,035	51,864,319
Jr. Sub. Notes, Series R	6.125	12/29/49	6,590	6,738,275
Jr. Sub. Notes, Series T	6.250	12/29/49	9,660	9,865,275
Sr. Unsec’d. Notes(a)	2.750	04/25/22	3,065	2,962,855
Sr. Unsec’d. Notes	2.876	07/24/23	7,800	7,499,931
Sr. Unsec’d. Notes	3.200	10/21/26	47,585	43,682,082
Sr. Unsec’d. Notes(a)	3.400	05/01/26	20,000	18,771,707
Sr. Unsec’d. Notes	3.520	10/27/28	27,530	25,505,570
Sr. Unsec’d. Notes	3.668	07/24/28	12,612	11,821,299
Sr. Unsec’d. Notes(a)	3.700	01/12/26	21,150	20,223,964
Sr. Unsec’d. Notes	3.887	01/10/28	1,700	1,625,695
Sr. Unsec’d. Notes	4.044	06/01/24	4,520	4,508,474
Sr. Unsec’d. Notes	8.125	07/15/39	985	1,375,302
Sub. Notes	4.300	11/20/26	1,175	1,140,797
Sub. Notes	4.400	06/10/25	22,755	22,536,330
Sub. Notes	4.450	09/29/27	36,150	35,179,011
Sub. Notes(a)	4.750	05/18/46	42,640	39,764,166
Citizens Bank NA,
Sr. Unsec’d. Notes	2.250	03/02/20	5,770	5,687,789
Sr. Unsec’d. Notes, MTN	2.300	12/03/18	5,760	5,757,798
Credit Agricole SA (France), Jr. Sub. Notes	7.875	12/29/49	1,000	1,033,750
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, MTN	3.625	09/09/24	6,450	6,317,803
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	3.869	01/12/29	8,734	8,105,155
Sr. Unsec’d. Notes, 144A	4.282	01/09/28	3,541	3,393,209

See Notes to Financial Statements.

PGIM Total Return Bond Fund	51

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes	3.450%		04/16/21	1,930	$1,915,897
Gtd. Notes	3.750		03/26/25	3,590	3,436,199
Gtd. Notes	3.800		06/09/23	23,170	22,764,034
Gtd. Notes	4.550		04/17/26	4,315	4,279,543
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	3.150		01/22/21	12,410	12,100,820
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%	3.766	(c)	02/04/21	18,675	18,628,282
Sr. Unsec’d. Notes	3.950		02/27/23	9,250	8,898,336
Sr. Unsec’d. Notes	4.250		02/04/21	18,900	18,826,534
Sr. Unsec’d. Notes, GMTN	3.375		05/12/21	2,160	2,103,441
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, 144A, MTN	2.125		09/01/22	600	572,756
Gov’t. Gtd. Notes, 144A, MTN	3.125		09/06/23	27,800	27,479,522
Gov’t. Gtd. Notes, GMTN	2.125		01/30/19	1,150	1,148,135
Gov’t. Gtd. Notes, GMTN, 3 Month LIBOR + 0.240%	2.749	(c)	01/28/20	500	500,330
Sr. Unsec’d. Notes, GMTN	2.000		10/19/21	3,440	3,307,708
Sr. Unsec’d. Notes, GMTN	2.235		04/28/22	1,000	962,271
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes	1.875		01/29/20	22,067	21,755,288
Gov’t. Liquid Gtd. Notes	2.250		02/18/20	6,005	5,937,894
Gov’t. Liquid Gtd. Notes, 144A	1.875		09/15/21	29,500	28,376,227
Gov’t. Liquid Gtd. Notes, 144A	2.250		02/18/20	5,750	5,685,742
Gov’t. Liquid Gtd. Notes, 144A, MTN(a)	3.250		09/26/23	16,750	16,647,121
Gov’t. Liquid Gtd. Notes, EMTN	2.250		01/30/19	7,654	7,646,173
Discover Bank,
Sr. Unsec’d. Notes	3.450		07/27/26	6,775	6,234,695
Sr. Unsec’d. Notes	4.200		08/08/23	9,280	9,256,636
Sr. Unsec’d. Notes(a)	4.250		03/13/26	675	656,921
Sub. Notes(a)	7.000		04/15/20	6,980	7,291,614
Fifth Third Bank, Sr. Unsec’d. Notes	2.375		04/25/19	1,105	1,102,008
Goldman Sachs Bank USA, Sr. Unsec’d. Notes	3.200		06/05/20	11,260	11,250,654
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M(a)	5.375		12/29/49	17,210	17,339,075
Jr. Sub. Notes, Series O	5.300		12/29/49	40,010	38,759,687
Jr. Sub. Notes, Series P	5.000		12/31/49	5,000	4,600,000
Sr. Unsec’d. Notes	3.272		09/29/25	25,500	24,174,551
Sr. Unsec’d. Notes	3.500		01/23/25	19,430	18,598,613

See Notes to Financial Statements.

52

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Goldman Sachs Group, Inc. (The), (cont’d.)
Sr. Unsec’d. Notes(a)	3.500%		11/16/26	19,290	$18,019,922
Sr. Unsec’d. Notes(a)	3.625		01/22/23	810	800,078
Sr. Unsec’d. Notes	3.750		02/25/26	31,653	30,365,138
Sr. Unsec’d. Notes	3.814		04/23/29	39,260	36,878,840
Sr. Unsec’d. Notes(a)	3.850		01/26/27	56,150	53,802,910
Sr. Unsec’d. Notes(a)	4.223		05/01/29	15,940	15,455,006
Sr. Unsec’d. Notes	5.750		01/24/22	16,755	17,704,673
Sr. Unsec’d. Notes, GMTN(a)	2.905		07/24/23	45,270	43,536,432
Sr. Unsec’d. Notes, GMTN	7.500		02/15/19	5,300	5,367,743
Sr. Unsec’d. Notes, MTN	4.000		03/03/24	9,605	9,540,896
Sr. Unsec’d. Notes, Series D, MTN	6.000		06/15/20	7,855	8,168,212
Sub. Notes	5.150		05/22/45	12,425	12,166,408
Sub. Notes(a)	6.750		10/01/37	7,405	8,643,642
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%	2.922	(c)	05/18/21	16,615	16,633,409
Sr. Unsec’d. Notes	4.292		09/12/26	1,625	1,601,768
Sr. Unsec’d. Notes(a)	4.300		03/08/26	4,175	4,110,641
Sr. Unsec’d. Notes(a)	4.583		06/19/29	41,115	40,687,958
Sr. Unsec’d. Notes	4.875		01/14/22	450	465,901
Sr. Unsec’d. Notes	5.100		04/05/21	230	237,882
Sub. Notes	4.250		03/14/24	5,560	5,484,666
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.875		07/14/27	13,835	11,427,955
JPMorgan Chase & Co.,
Jr. Sub. Notes	4.625		12/31/49	30,100	27,860,560
Jr. Sub. Notes	6.750		12/31/49	29,650	31,621,725
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%(a)	5.990	(c)	12/31/49	4,222	4,244,630
Jr. Sub. Notes, Series Z	5.300		12/29/49	21,720	22,045,800
Sr. Unsec’d. Notes	2.250		01/23/20	22,900	22,630,376
Sr. Unsec’d. Notes	2.550		10/29/20	15,084	14,835,290
Sr. Unsec’d. Notes	2.550		03/01/21	2,567	2,516,248
Sr. Unsec’d. Notes	2.950		10/01/26	19,630	17,987,774
Sr. Unsec’d. Notes	3.125		01/23/25	20,770	19,691,720
Sr. Unsec’d. Notes(a)	3.200		01/25/23	8,265	8,090,403
Sr. Unsec’d. Notes	3.200		06/15/26	17,100	15,953,043
Sr. Unsec’d. Notes(a)	3.250		09/23/22	8,770	8,649,418
Sr. Unsec’d. Notes	3.300		04/01/26	30,910	29,190,898
Sr. Unsec’d. Notes	3.509		01/23/29	61,905	57,864,288
Sr. Unsec’d. Notes(a)	3.782		02/01/28	6,133	5,899,769
Sr. Unsec’d. Notes	3.964		11/15/48	7,285	6,383,551

See Notes to Financial Statements.

PGIM Total Return Bond Fund	53

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co., (cont’d.)
Sr. Unsec’d. Notes	4.005%	04/23/29	52,470	$50,874,317
Sr. Unsec’d. Notes	4.250	10/15/20	5,160	5,240,178
Sr. Unsec’d. Notes	4.260	02/22/48	19,366	17,832,821
Sr. Unsec’d. Notes	4.350	08/15/21	2,240	2,289,253
Sr. Unsec’d. Notes	4.500	01/24/22	3,350	3,442,754
Sr. Unsec’d. Notes	4.625	05/10/21	1,915	1,969,356
Sub. Notes(a)	3.375	05/01/23	2,775	2,705,711
Sub. Notes	3.875	09/10/24	18,900	18,569,721
JPMorgan Chase Bank NA, Sr. Unsec’d. Notes(a)	3.086	04/26/21	100,750	100,360,097
KeyBank NA,
Sr. Unsec’d. Notes	2.250	03/16/20	13,730	13,552,427
Sr. Unsec’d. Notes	2.500	12/15/19	5,750	5,710,176
KeyCorp, Sr. Unsec’d. Notes, MTN	5.100	03/24/21	560	579,618
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	3.000	03/17/19	2,000	2,000,148
Lloyds Bank PLC (United Kingdom),
Gtd. Notes	3.300	05/07/21	14,600	14,481,745
Gtd. Notes, 144A, MTN	5.800	01/13/20	6,330	6,510,516
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	3.750	01/11/27	7,875	7,287,086
Manufacturers & Traders Trust Co.,
Sr. Unsec’d. Notes	2.900	02/06/25	22,525	21,283,872
Sub. Notes	3.400	08/17/27	5,240	5,001,161
Mizuho Financial Group, Inc. (Japan), Sr. Unsec’d. Notes(a)	3.170	09/11/27	10,000	9,220,515
Morgan Stanley,
Jr. Sub. Notes, Series H	5.450	12/31/49	52,385	52,850,179
Jr. Sub. Notes, Ser. J(a)	5.550	12/29/49	4,810	4,858,100
Sr. Unsec’d. Notes(a)	4.375	01/22/47	11,414	10,641,924
Sr. Unsec’d. Notes	4.457	04/22/39	3,515	3,361,180
Sr. Unsec’d. Notes	5.750	01/25/21	2,920	3,052,597
Sr. Unsec’d. Notes, GMTN(a)	3.700	10/23/24	5,000	4,872,150
Sr. Unsec’d. Notes, GMTN(a)	3.750	02/25/23	18,090	17,956,748
Sr. Unsec’d. Notes, GMTN(a)	3.772	01/24/29	33,800	32,027,300
Sr. Unsec’d. Notes, GMTN(a)	3.875	01/27/26	17,100	16,533,130
Sr. Unsec’d. Notes, GMTN	5.500	07/28/21	5,485	5,745,228
Sr. Unsec’d. Notes, MTN	2.625	11/17/21	31,590	30,637,309
Sr. Unsec’d. Notes, MTN(a)	3.125	07/27/26	29,095	26,645,395
Sr. Unsec’d. Notes, MTN(a)	3.591	07/22/28	20,260	18,973,759

See Notes to Financial Statements.

54

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Morgan Stanley, (cont’d.)
Sr. Unsec’d. Notes, MTN	3.971%		07/22/38	31,620	$28,572,444
Sr. Unsec’d. Notes, MTN	5.625		09/23/19	2,530	2,584,251
Sr. Unsec’d. Notes, MTN	6.375		07/24/42	485	586,200
Sub. Notes, GMTN	4.350		09/08/26	15,545	15,138,482
Sub. Notes, MTN	3.950		04/23/27	16,340	15,437,412
MUFG Americas Holdings Corp., Sr. Unsec’d. Notes	2.250		02/10/20	16,675	16,535,781
People’s United Bank NA, Sub. Notes	4.000		07/15/24	500	491,891
PNC Bank NA,
Sr. Unsec’d. Notes(a)	2.625		02/17/22	14,615	14,183,289
Sr. Unsec’d. Notes	2.950		02/23/25	12,890	12,183,753
Sub. Notes	2.950		01/30/23	10,835	10,454,001
Sub. Notes	4.200		11/01/25	1,450	1,459,153
PNC Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	2.854		11/09/22	1,600	1,547,573
Sub. Notes	3.900		04/29/24	2,715	2,693,080
Rheinland-Pfalz Bank (Germany), Sub. Notes	6.875		02/23/28	7,600	9,066,169
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.390%	2.910	(c)	04/30/21	7,100	7,110,132
Sr. Unsec’d. Notes, GMTN	3.200		04/30/21	35,780	35,630,734
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.875		09/12/23	26,670	25,656,885
Sr. Unsec’d. Notes(a)	4.519		06/25/24	25,400	25,141,867
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	2.875		10/16/20	430	423,707
Sr. Unsec’d. Notes	2.875		08/05/21	8,090	7,837,527
Sr. Unsec’d. Notes	3.373		01/05/24	38,105	36,365,498
Sr. Unsec’d. Notes	3.571		01/10/23	15,400	14,877,224
Santander UK PLC (United Kingdom), Sr. Unsec’d. Notes	2.375		03/16/20	21,490	21,224,418
State Bank of India (India), Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.950%	3.358	(c)	04/06/20	3,872	3,878,970
State Street Corp., Jr. Sub. Notes	5.250		12/29/49	13,075	13,222,094

See Notes to Financial Statements.

PGIM Total Return Bond Fund	55

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Sumitomo Mitsui Banking Corp. (Japan),
Bank Gtd. Notes, 3 Month LIBOR + 0.350%	2.799	%(c)	01/17/20	47,240	$47,284,739
Gtd. Notes	2.450		01/10/19	1,225	1,224,109
Gtd. Notes	2.450		01/16/20	10,750	10,643,438
Gtd. Notes(a)	3.000		01/18/23	5,125	4,976,682
Gtd. Notes, GMTN	2.250		07/11/19	2,560	2,546,944
Sumitomo Mitsui Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.442		10/19/21	9,390	9,080,844
SunTrust Bank/Atlanta GA, Sr. Unsec’d. Notes	2.750		05/01/23	3,675	3,519,489
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.500		05/01/19	7,830	7,811,635
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A(a)	2.859		08/15/23	16,355	15,668,517
Gtd. Notes, 144A	4.125		09/24/25	26,385	25,957,593
Gtd. Notes, 144A(a)	4.253		03/23/28	35,385	34,687,942
US Bancorp,
Jr. Sub. Notes	5.300		12/29/49	10,605	10,366,388
Sub. Notes, MTN	3.600		09/11/24	12,170	11,963,740
Wells Fargo & Co.,
Sr. Unsec’d. Notes	2.500		03/04/21	6,960	6,782,841
Sr. Unsec’d. Notes, MTN(a)	3.000		02/19/25	8,280	7,749,374

					3,244,930,969

Beverages 0.2%
Anheuser-Busch InBev Finance, Inc. (Belgium), Gtd. Notes	4.700		02/01/36	25,475	24,261,209
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	8.000		11/15/39	1,880	2,499,087
Gtd. Notes	8.200		01/15/39	450	604,595
Keurig Dr. Pepper, Inc., Gtd. Notes, 144A(a)	3.551		05/25/21	28,355	28,220,935

					55,585,826

Biotechnology 0.2%
Celgene Corp.,
Sr. Unsec’d. Notes	3.250		08/15/22	7,529	7,364,020
Sr. Unsec’d. Notes	3.450		11/15/27	27,975	25,491,944
Sr. Unsec’d. Notes(a)	4.350		11/15/47	16,595	13,840,725

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Biotechnology (cont’d.)
Celgene Corp., (cont’d.)
Sr. Unsec’d. Notes(a)	4.550%	02/20/48		25,125	$21,627,782
Gilead Sciences, Inc., Sr. Unsec’d. Notes(a)	4.800	04/01/44		1,945	1,898,517

					70,222,988

Building Materials 0.3%
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A(a)	7.750	04/16/26		3,000	3,165,000
Griffon Corp., Gtd. Notes	5.250	03/01/22		35,115	32,920,312
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes	4.250	07/02/24		2,300	2,299,183
Owens Corning,
Sr. Unsec’d. Notes	4.200	12/15/22		1,625	1,620,192
Sr. Unsec’d. Notes(a)	4.300	07/15/47		15,000	11,498,678
Sr. Unsec’d. Notes	4.400	01/30/48		4,370	3,417,436
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A(a)	5.375	11/15/24		24,350	23,376,000
U.S. Concrete, Inc., Gtd. Notes(a)	6.375	06/01/24		14,420	13,428,625

					91,725,426

Chemicals 0.7%
Ashland LLC, Gtd. Notes	6.875	05/15/43		10,850	10,985,625
CF Industries, Inc.,
Gtd. Notes(a)	4.950	06/01/43		3,565	3,012,425
Gtd. Notes	5.375	03/15/44		6,640	5,843,200
Gtd. Notes	7.125	05/01/20		92	95,680
Sr. Sec’d. Notes, 144A	3.400	12/01/21		22,000	21,560,867
Chemours Co. (The), Gtd. Notes	4.000	05/15/26	EUR	38,820	42,081,198
CNAC HK Finbridge Co. Ltd. (China), Gtd. Notes	3.500	07/19/22		4,400	4,245,762
Dow Chemical Co. (The),
Sr. Unsec’d. Notes(a)	3.000	11/15/22		3,675	3,568,760
Sr. Unsec’d. Notes	4.125	11/15/21		5,320	5,400,397
Sr. Unsec’d. Notes	4.250	11/15/20		1,549	1,568,974
Sr. Unsec’d. Notes(a)	4.625	10/01/44		1,460	1,339,414
Sr. Unsec’d. Notes	5.250	11/15/41		6,010	6,015,408

See Notes to Financial Statements.

PGIM Total Return Bond Fund	57

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Dow Chemical Co. (The), (cont’d.)
Sr. Unsec’d. Notes	9.400%	05/15/39	330	$479,159
Eastman Chemical Co.,
Sr. Unsec’d. Notes	2.700	01/15/20	10,010	9,935,143
Sr. Unsec’d. Notes(a)	3.800	03/15/25	9,781	9,494,174
EuroChem Mineral & Chemical Co. OJSC Via EuroChem Global Investments Ltd. (Russia), Sr. Unsec’d. Notes, 144A	3.800	04/12/20	8,550	8,379,000
LYB International Finance BV,
Gtd. Notes	4.000	07/15/23	3,000	2,998,966
Gtd. Notes(a)	4.875	03/15/44	1,639	1,498,804
LYB International Finance II BV, Gtd. Notes(a)	3.500	03/02/27	6,300	5,751,139
LyondellBasell Industries NV,
Sr. Unsec’d. Notes(a)	4.625	02/26/55	18,460	15,519,611
Sr. Unsec’d. Notes	5.000	04/15/19	1,575	1,580,940
Sr. Unsec’d. Notes	5.750	04/15/24	1,000	1,068,508
Sr. Unsec’d. Notes	6.000	11/15/21	9,954	10,496,386
Mosaic Co. (The),
Sr. Unsec’d. Notes	5.450	11/15/33	1,040	1,066,052
Sr. Unsec’d. Notes(a)	5.625	11/15/43	3,455	3,427,849
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A(a)	5.000	05/01/25	4,040	3,696,600
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.125	03/15/35	1,900	1,714,899
Sr. Unsec’d. Notes	4.900	06/01/43	3,370	3,197,676
Sr. Unsec’d. Notes	5.250	01/15/45	7,554	7,454,636
Sr. Unsec’d. Notes	6.125	01/15/41	1,730	1,851,413
Sasol Financing International Ltd. (South Africa), Gtd. Notes(a)	4.500	11/14/22	13,900	13,500,931
SASOL Financing USA LLC (South Africa), Gtd. Notes	5.875	03/27/24	15,210	15,322,278
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes	3.450	08/01/25	1,240	1,179,517
Sr. Unsec’d. Notes	3.450	06/01/27	8,035	7,427,627
Union Carbide Corp., Sr. Unsec’d. Notes	7.500	06/01/25	850	977,988

				233,737,006

See Notes to Financial Statements.

58

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Commercial Services 0.7%
Board of Trustees of The Leland Stanford Junior University (The), Unsec’d. Notes	3.647%		05/01/48		7,250	$6,758,654
California Institute of Technology, Sr. Unsec’d. Notes	4.700		11/01/2111		1,130	1,106,607
Central Nippon Expressway Co. Ltd. (Japan),
Sr. Unsec’d. Notes	2.170		08/05/19		10,000	9,921,700
Sr. Unsec’d. Notes	2.293		04/23/21		3,500	3,392,623
Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.850%	3.182	(c)	09/14/21		1,000	1,006,350
Cleveland Clinic Foundation (The), Unsec’d. Notes	4.858		01/01/2114		4,000	3,985,649
DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes, MTN	6.850		07/02/37		2,000	2,226,700
Ecolab, Inc., Sr. Unsec’d. Notes	2.250		01/12/20		5,125	5,070,686
Equifax, Inc., Sr. Unsec’d. Notes	3.950		06/15/23		13,305	13,184,592
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700		11/01/23		27,400	25,736,584
Gtd. Notes, 144A(a)	3.300		12/01/26		10,390	9,670,690
Gtd. Notes, 144A(a)	3.800		11/01/25		17,535	17,083,413
Gtd. Notes, 144A	4.200		11/01/46		7,890	6,887,242
Gtd. Notes, 144A	4.500		02/15/45		3,720	3,412,031
Gtd. Notes, 144A	6.700		06/01/34		2,355	2,759,674
Gtd. Notes, 144A	7.000		10/15/37		4,090	4,996,381
Massachusetts Institute of Technology,
Unsec’d. Notes(a)	3.885		07/01/2116		5,800	4,912,531
Unsec’d. Notes	4.678		07/01/2114		3,000	3,080,476
Unsec’d. Notes	5.600		07/01/2111		942	1,155,624
Nexi Capital SpA (Italy), Sec’d. Notes, 144A	4.125		11/01/23	EUR	8,250	9,354,535
President & Fellows of Harvard College,
Unsec’d. Notes	3.150		07/15/46		9,930	8,429,445
Unsec’d. Notes(a)	3.300		07/15/56		3,840	3,154,730
Unsec’d. Notes	3.619		10/01/37		4,010	3,802,198
SNCF Reseau EPIC (France), Sr. Unsec’d. Notes, EMTN	1.375		10/11/19		21,000	20,683,950
United Rentals North America, Inc.,
Gtd. Notes(a)	4.875		01/15/28		42,605	38,384,975
Gtd. Notes(a)	5.500		07/15/25		1,375	1,339,766
Gtd. Notes(a)	5.500		05/15/27		4,860	4,610,925

See Notes to Financial Statements.

PGIM Total Return Bond Fund	59

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
United Rentals North America, Inc., (cont’d.)
Gtd. Notes(a)	5.875%	09/15/26	9,575	$9,383,500
University of Southern California, Unsec’d. Notes	3.841	10/01/47	9,375	8,779,292

				234,271,523

Computers 0.4%
Apple, Inc.,
Sr. Unsec’d. Notes(a)	3.000	02/09/24	23,015	22,358,842
Sr. Unsec’d. Notes(a)	3.750	11/13/47	48,610	43,628,276
Sr. Unsec’d. Notes	4.650	02/23/46	2,025	2,088,904
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A	5.875	06/15/21	11,040	11,192,039
Sr. Sec’d. Notes, 144A	3.480	06/01/19	9,135	9,146,436
DXC Technology Co., Sr. Unsec’d. Notes	2.875	03/27/20	12,400	12,278,649
EMC Corp., Sr. Unsec’d. Notes(a)	2.650	06/01/20	9,650	9,388,348
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes, 144A	2.100	10/04/19	18,315	18,137,599
NCR Corp., Gtd. Notes(a)	6.375	12/15/23	3,675	3,665,813

				131,884,906

Diversified Financial Services 0.8%
ALEX Alpha LLC, Gov’t. Gtd. Notes	1.617	08/15/24	2,609	2,493,629
Ally Financial, Inc., Gtd. Notes(a)	8.000	03/15/20	2,892	3,043,830
American Express Co., Sr. Unsec’d. Notes(a)	3.375	05/17/21	21,395	21,342,254
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	2.375	05/26/20	26,300	25,943,921
Capital One Bank USA NA, Sr. Unsec’d. Notes	2.300	06/05/19	4,075	4,058,944
CDP Financial, Inc. (Canada),
Gtd. Notes	3.150	07/24/24	8,472	8,344,234
Gtd. Notes, 144A	3.150	07/24/24	28,285	27,858,433
Gtd. Notes, 144A	4.400	11/25/19	12,110	12,283,083
Charles Schwab Corp. (The), Sr. Unsec’d. Notes	3.450	02/13/26	8,855	8,570,557

See Notes to Financial Statements.

60

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
CPPIB Capital, Inc. (Canada), Gtd. Notes, 144A, MTN	3.125%		09/25/23	13,500	$13,414,837
Discover Financial Services, Sr. Unsec’d. Notes(a)	3.750		03/04/25	14,835	14,048,300
Eole Finance SPC (France), Gov’t. Gtd. Notes	2.341		02/24/24	23,510	22,804,506
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes(a)	2.342		11/15/20	11,273	10,937,250
Gtd. Notes(a)	4.418		11/15/35	12,587	11,074,410
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A	3.290		10/10/34	1,546	1,539,849
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250		05/15/19	700	711,164
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500		01/20/43	1,425	1,425,643
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(d)	6.875		05/02/18	745	14,900
Navient Solutions LLC, Sr. Unsec’d. Notes	3.339	(s)	10/03/22	4,813	4,223,325
Ontario Teachers’ Finance Trust (Canada), Local Gov’t. Gtd. Notes, 144A	2.125		09/19/22	15,500	14,797,535
Penta Aircraft Leasing 2013 LLC, Gov’t. Gtd. Notes	1.691		04/29/25	2,957	2,809,795
Postal Square LP,
Gov’t. Gtd. Notes	6.500		06/15/22	5,786	5,998,199
Gov’t. Gtd. Notes	8.950		06/15/22	10,498	11,598,083
Power Sector Assets & Liabilities Management Corp. (Philippines), Gov’t. Gtd. Notes	7.390		12/02/24	3,000	3,487,188
Private Export Funding Corp.,
Gov’t. Gtd. Notes	1.450		08/15/19	5,560	5,502,860
Gov’t. Gtd. Notes	2.250		03/15/20	3,880	3,844,133
Gov’t. Gtd. Notes	2.450		07/15/24	185	177,989
Gov’t. Gtd. Notes	3.250		06/15/25	3,595	3,573,825
Gov’t. Gtd. Notes	3.550		01/15/24	2,700	2,744,080
Gov’t. Gtd. Notes	4.375		03/15/19	8,708	8,765,490
Sr. Unsec’d. Notes, 144A	2.650		02/16/21	7,645	7,573,298
Synchrony Financial,
Sr. Unsec’d. Notes	2.600		01/15/19	10,665	10,650,602

See Notes to Financial Statements.

PGIM Total Return Bond Fund	61

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Synchrony Financial, (cont’d.)
Sr. Unsec’d. Notes	2.700%	02/03/20		16,094	$15,878,602
Worldpay Finance PLC (United Kingdom), Gtd. Notes	3.750	11/15/22	EUR	4,000	4,895,740

					296,430,488

Electric 2.9%
AEP Transmission Co. LLC,
Sr. Unsec’d. Notes(a)	3.100	12/01/26		1,300	1,228,183
Sr. Unsec’d. Notes	3.750	12/01/47		5,595	4,936,121
Alabama Power Co., Sr. Unsec’d. Notes, Series B	3.700	12/01/47		18,040	15,782,514
American Electric Power Co., Inc., Sr. Unsec’d. Notes	2.950	12/15/22		1,600	1,557,683
Appalachian Power Co., Sr. Unsec’d. Notes	3.400	06/01/25		15,645	15,149,154
Caledonia Generating LLC, Sr. Sec’d. Notes, 144A	1.950	02/28/22		5,162	5,046,683
Calpine Corp.,
Sr. Unsec’d. Notes(a)	5.375	01/15/23		792	750,420
Sr. Unsec’d. Notes(a)	5.500	02/01/24		1,585	1,438,388
Sr. Unsec’d. Notes(a)	5.750	01/15/25		73,510	65,684,860
CenterPoint Energy Houston Electric LLC, Sec’d. Notes	3.950	03/01/48		6,685	6,237,780
Cleveland Electric Illuminating Co. (The), Sr. Unsec’d. Notes, 144A	3.500	04/01/28		4,415	4,125,981
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A	4.750	02/23/27		12,825	12,113,341
Sr. Unsec’d. Notes, 144A(a)	4.875	01/15/24		2,450	2,414,500
Commonwealth Edison Co.,
First Mortgage	3.700	03/01/45		2,665	2,358,494
First Mortgage(a)	4.000	03/01/48		4,510	4,190,659
First Mortgage(a)	4.350	11/15/45		2,780	2,716,117
First Mortgage	6.450	01/15/38		690	853,145
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes	3.850	06/15/46		7,580	6,844,967
Sr. Unsec’d. Notes, Series C	4.300	12/01/56		2,920	2,677,899
Dominion Energy, Inc.,
Jr. Sub. Notes	2.579	07/01/20		20,000	19,696,000
Jr. Sub. Notes	2.962	07/01/19		4,305	4,286,851
Jr. Sub. Notes	4.104	04/01/21		33,540	33,811,703

See Notes to Financial Statements.

62

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Dominion Energy, Inc., (cont’d.)
Sr. Unsec’d. Notes(a)	2.850%	08/15/26	5,685	$5,146,705
Sr. Unsec’d. Notes	3.900	10/01/25	3,855	3,760,581
Sr. Unsec’d. Notes	4.250	06/01/28	6,200	6,169,000
DTE Energy Co., Sr. Unsec’d. Notes	2.850	10/01/26	47,340	42,826,100
Duke Energy Carolinas LLC,
First Mortgage	2.500	03/15/23	11,945	11,447,785
First Mortgage	3.750	06/01/45	3,045	2,713,091
First Mortgage	3.950	03/15/48	6,745	6,167,757
First Mortgage(a)	4.000	09/30/42	1,025	956,909
First Mortgage	4.250	12/15/41	6,000	5,789,911
Duke Energy Corp., Sr. Unsec’d. Notes	2.650	09/01/26	12,725	11,384,475
Duke Energy Progress LLC, First Mortgage	4.100	03/15/43	2,410	2,268,074
El Paso Electric Co., Sr. Unsec’d. Notes	6.000	05/15/35	750	829,103
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	2.350	10/13/20	28,225	27,686,040
Emera US Finance LP (Canada),
Gtd. Notes(a)	3.550	06/15/26	4,160	3,855,762
Gtd. Notes	4.750	06/15/46	12,470	11,661,496
Enel Americas SA (Chile), Sr. Unsec’d. Notes	4.000	10/25/26	3,620	3,379,161
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.750	04/06/23	5,570	5,129,664
Gtd. Notes, 144A	3.500	04/06/28	29,175	24,517,049
Gtd. Notes, 144A	3.625	05/25/27	7,530	6,537,963
Gtd. Notes, 144A	4.875	06/14/29	6,530	6,105,887
Entergy Arkansas, Inc., First Mortgage	3.050	06/01/23	1,200	1,174,066
Entergy Corp., Sr. Unsec’d. Notes	4.000	07/15/22	37,970	38,186,662
Entergy Louisiana LLC, Collateral Trust	3.120	09/01/27	12,955	12,126,842
Entergy Mississippi, Inc., First Mortgage	2.850	06/01/28	3,010	2,740,217
Eskom Holdings SOC Ltd. (South Africa), Gov’t. Gtd. Notes, 144A, MTN(a)	6.350	08/10/28	16,930	16,312,902
Eversource Energy, Sr. Unsec’d. Notes	3.150	01/15/25	5,370	5,127,819

See Notes to Financial Statements.

PGIM Total Return Bond Fund	63

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Exelon Corp., Jr. Sub. Notes(a)	3.497%	06/01/22	28,185	$27,487,237
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes(a)	2.950	01/15/20	21,135	21,000,910
Sr. Unsec’d. Notes	6.250	10/01/39	800	845,832
FirstEnergy Corp.,
Sr. Unsec’d. Notes	4.850	07/15/47	3,870	3,768,518
Sr. Unsec’d. Notes	7.375	11/15/31	2,310	2,918,498
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44	1,175	1,247,650
Florida Power & Light Co.,
First Mortgage	3.700	12/01/47	10,130	9,061,695
First Mortgage	3.950	03/01/48	8,380	7,769,146
Fortis, Inc. (Canada), Sr. Unsec’d. Notes	3.055	10/04/26	41,385	37,411,831
Georgia Power Co., Sr. Unsec’d. Notes(a)	4.750	09/01/40	1,050	1,024,239
Gulf Power Co., Sr. Unsec’d. Notes	3.300	05/30/27	9,415	8,898,592
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes	8.050	07/07/24	1,890	2,303,874
Local Gov’t. Gtd. Notes	8.250	04/15/26	20	25,599
Local Gov’t. Gtd. Notes	8.250	04/15/26	506	651,444
Local Gov’t. Gtd. Notes	8.250	01/15/27	170	222,637
Local Gov’t. Gtd. Notes	8.400	01/15/22	3,866	4,405,719
Local Gov’t. Gtd. Notes	8.500	12/01/29	4,425	6,265,653
Local Gov’t. Gtd. Notes	8.625	06/15/29	2,580	3,642,183
Local Gov’t. Gtd. Notes	8.625	06/15/29	130	182,824
Local Gov’t. Gtd. Notes	9.375	04/15/30	475	710,618
Local Gov’t. Gtd. Notes	9.400	02/01/21	110	124,255
Local Gov’t. Gtd. Notes	9.400	02/01/21	25	28,182
Local Gov’t. Gtd. Notes	9.500	11/15/30	600	909,244
Local Gov’t. Gtd. Notes, MTN	8.910	11/18/24	565	717,048
Local Gov’t. Gtd. Notes, MTN	9.500	04/30/27	170	235,883
Iberdrola International BV (Spain), Gtd. Notes	6.750	09/15/33	15	16,944
Indiana Michigan Power Co., Sr. Unsec’d. Notes	3.200	03/15/23	475	465,596
Interstate Power & Light Co.,
Sr. Unsec’d. Notes	3.250	12/01/24	7,850	7,603,400

See Notes to Financial Statements.

64

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Interstate Power & Light Co., (cont’d.)
Sr. Unsec’d. Notes	4.100%	09/26/28	3,260	$3,240,904
Israel Electric Corp. Ltd. (Israel), Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	20,810	19,718,307
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes	4.750	07/13/21	1,000	1,026,309
Sr. Unsec’d. Notes, 144A(a)	4.750	07/13/21	2,125	2,180,907
Sr. Unsec’d. Notes, 144A, MTN	3.000	09/19/22	2,000	1,941,340
Nevada Power Co., General Ref. Mortgage	5.375	09/15/40	500	546,298
NextEra Energy Capital Holdings, Inc., Gtd. Notes	4.800	12/01/77	12,235	11,011,500
NRG Energy, Inc.,
Gtd. Notes	6.250	05/01/24	8,025	8,192,562
Gtd. Notes	6.625	01/15/27	7,925	8,202,375
Gtd. Notes(a)	7.250	05/15/26	10,370	11,018,125
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	2.950	04/01/25	5,995	5,705,945
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes	3.300	12/01/27	22,650	20,167,041
Sr. Unsec’d. Notes	3.500	06/15/25	8,380	7,803,987
Sr. Unsec’d. Notes	4.250	03/15/46	4,135	3,511,454
Sr. Unsec’d. Notes(a)	4.300	03/15/45	5,685	4,875,419
Sr. Unsec’d. Notes	4.450	04/15/42	1,800	1,577,430
Sr. Unsec’d. Notes	6.050	03/01/34	8,000	8,566,033
PacifiCorp, First Mortgage	3.350	07/01/25	9,960	9,638,663
PECO Energy Co., First Ref. Mortgage	4.800	10/15/43	6,449	6,694,746
PPL Electric Utilities Corp., First Mortgage	4.150	06/15/48	8,855	8,546,977
Progress Energy, Inc., Sr. Unsec’d. Notes	3.150	04/01/22	4,000	3,916,759
PSEG Power LLC, Gtd. Notes(a)	3.000	06/15/21	24,545	24,140,518
Public Service Co. of Colorado, First Mortgage	4.100	06/15/48	2,945	2,859,310
Public Service Electric & Gas Co., Sec’d. Notes, MTN	3.650	09/01/42	1,990	1,800,430
Public Service Enterprise Group, Inc., Sr. Unsec’d. Notes	2.650	11/15/22	22,110	21,159,377

See Notes to Financial Statements.

PGIM Total Return Bond Fund	65

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Puget Sound Energy, Inc.,
First Mortgage	4.223%	06/15/48	11,280	$10,893,358
Sr. Sec’d. Notes	4.434	11/15/41	2,550	2,503,599
Rochester Gas & Electric Corp., First Mortgage, 144A	3.100	06/01/27	17,545	16,525,165
San Diego Gas & Electric Co.,
First Mortgage	3.750	06/01/47	1,665	1,475,523
First Mortgage	5.350	05/15/40	9,512	10,352,426
Sempra Energy,
Sr. Unsec’d. Notes	2.400	03/15/20	9,090	8,971,820
Sr. Unsec’d. Notes	3.400	02/01/28	28,395	26,300,605
Sr. Unsec’d. Notes	3.800	02/01/38	20,750	18,077,541
South Carolina Electric & Gas Co., First Mortgage	4.500	06/01/64	15,751	13,593,113
Southern California Edison Co., First Ref. Mortgage	2.400	02/01/22	5,165	4,963,606
Southern Power Co., Sr. Unsec’d. Notes(a)	5.150	09/15/41	725	713,033
Tampa Electric Co., Sr. Unsec’d. Notes	4.450	06/15/49	4,755	4,571,453
Union Electric Co., Sr. Sec’d. Notes	2.950	06/15/27	6,045	5,625,741
Vistra Energy Corp.,
Gtd. Notes(a)	7.375	11/01/22	16,165	16,771,187
Gtd. Notes	7.625	11/01/24	19,571	20,696,332
Vistra Operations Co. LLC, Gtd. Notes, 144A(a)	5.500	09/01/26	34,250	33,736,250

				1,021,661,183

Electronics 0.1%
Jabil, Inc.,
Sr. Unsec’d. Notes(a)	4.700	09/15/22	2,900	2,905,510
Sr. Unsec’d. Notes	5.625	12/15/20	4,700	4,845,700
Sensata Technologies BV, Gtd. Notes, 144A(a)	5.000	10/01/25	11,775	11,362,875

				19,114,085

Engineering & Construction 0.0%
GMR Hyderabad International Airport Ltd. (India), Sr. Sec’d. Notes, 144A(a)	4.250	10/27/27	2,775	2,299,493

See Notes to Financial Statements.

66

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Engineering & Construction (cont’d.)
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	4.250%	10/31/26		9,105	$7,607,227
Pisces Midco, Inc., Gtd. Notes, 144A(a)	8.000	04/15/26		6,000	5,827,500

					15,734,220

Entertainment 0.3%
AMC Entertainment Holdings, Inc.,
Gtd. Notes(a)	5.875	11/15/26		6,050	5,550,875
Gtd. Notes	6.375	11/15/24	GBP	27,900	35,660,362
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A	5.250	10/15/25		2,975	2,768,609
Cinemark USA, Inc., Gtd. Notes(a)	4.875	06/01/23		14,114	13,778,793
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes, 144A	4.250	02/28/47	GBP	275	352,811
Sec’d. Notes, 144A	4.875	02/28/47	GBP	2,550	3,249,489
International Game Technology PLC, Sr. Sec’d. Notes, 144A(a)	6.250	01/15/27		5,150	5,053,438
National CineMedia LLC, Sr. Unsec’d. Notes	5.750	08/15/26		3,400	3,213,000
Scientific Games International, Inc.,
Gtd. Notes	6.250	09/01/20		2,950	2,868,875
Gtd. Notes	10.000	12/01/22		36,525	38,168,625
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	4.125	11/01/24	EUR	5,243	6,173,026

					116,837,903

Foods 0.8%
Ahold Finance USA LLC (Netherlands), Gtd. Notes	6.875	05/01/29		17,470	20,112,461
Albertsons Cos LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC, Gtd. Notes	5.750	03/15/25		3,275	2,882,000
B&G Foods, Inc., Gtd. Notes(a)	4.625	06/01/21		2,750	2,732,813
ESAL GmbH, Gtd. Notes, 144A(a)	6.250	02/05/23		400	392,500
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A	5.750	06/15/25		21,025	20,184,000

See Notes to Financial Statements.

PGIM Total Return Bond Fund	67

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Foods (cont’d.)
JBS USA LUX SA/JBS USA Finance, Inc., (cont’d.)
Gtd. Notes, 144A	5.875%		07/15/24		5,094	$4,999,761
JM Smucker Co. (The), Sr. Unsec’d. Notes	3.000		03/15/22		11,465	11,176,356
Kraft Heinz Foods Co.,
Gtd. Notes(a)	3.000		06/01/26		22,205	19,816,746
Gtd. Notes	3.375		06/15/21		15,120	15,073,470
Gtd. Notes(a)	4.000		06/15/23		76,740	76,331,696
Gtd. Notes	5.000		07/15/35		6,940	6,576,794
Gtd. Notes	6.500		02/09/40		1,910	2,072,283
Kroger Co. (The),
Sr. Unsec’d. Notes(a)	2.950		11/01/21		18,925	18,586,944
Sr. Unsec’d. Notes	3.300		01/15/21		9,215	9,172,543
Sr. Unsec’d. Notes(a)	3.875		10/15/46		4,420	3,510,768
Sr. Unsec’d. Notes(a)	4.450		02/01/47		2,200	1,918,362
Mondelez International Holdings Netherlands BV, Gtd. Notes, 144A	2.000		10/28/21		28,070	26,714,672
Picard Groupe SAS (France), Sr. Sec’d., 144A, 3 Month EURIBOR + 3.000%	3.000	(c)	11/30/23	EUR	18,775	20,999,572
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.875		09/30/27		3,300	2,986,500
Tyson Foods, Inc., Gtd. Notes	5.150		08/15/44		2,615	2,586,724
Wm Wrigley Jr Co., Sr. Unsec’d. Notes, 144A(a)	3.375		10/21/20		16,067	16,065,464

						284,892,429

Forest Products & Paper 0.1%
Georgia-Pacific LLC, Sr. Unsec’d. Notes	7.375		12/01/25		3,697	4,421,094
International Paper Co.,
Sr. Unsec’d. Notes	3.650		06/15/24		2,250	2,226,777
Sr. Unsec’d. Notes(a)	4.400		08/15/47		3,265	2,807,371
Sr. Unsec’d. Notes	4.800		06/15/44		3,085	2,818,622
Sr. Unsec’d. Notes	5.000		09/15/35		6,990	6,825,697
Sr. Unsec’d. Notes	5.150		05/15/46		2,315	2,223,980
Sr. Unsec’d. Notes	6.000		11/15/41		2,290	2,417,752
Sr. Unsec’d. Notes	7.300		11/15/39		1,320	1,586,809

						25,328,102

See Notes to Financial Statements.

68

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Gas 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.625%	05/20/24		6,875	$6,600,000
Sr. Unsec’d. Notes(a)	5.875	08/20/26		6,875	6,496,875
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850	01/15/41		1,130	1,266,459
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes	4.800	11/01/43		250	245,217
NiSource, Inc.,
Sr. Unsec’d. Notes	4.375	05/15/47		22,690	20,782,476
Sr. Unsec’d. Notes	4.800	02/15/44		3,865	3,795,172
Southern California Gas Co.,
First Mortgage	4.125	06/01/48		5,260	5,039,260
First Mortgage	4.300	01/15/49		9,350	9,184,598
Southern Co. Gas Capital Corp., Gtd. Notes(a)	4.400	06/01/43		2,700	2,507,259

					55,917,316
Healthcare-Products 0.4%
Abbott Laboratories,
Sr. Unsec’d. Notes	2.900	11/30/21		705	692,768
Sr. Unsec’d. Notes	2.950	03/15/25		3,032	2,882,364
Sr. Unsec’d. Notes	4.900	11/30/46		600	618,235
Becton Dickinson & Co.,
Sr. Unsec’d. Notes	3.363	06/06/24		33,115	31,642,011
Sr. Unsec’d. Notes	3.700	06/06/27		8,700	8,169,318
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	2.404	06/05/20		2,700	2,656,102
Sr. Unsec’d. Notes	3.734	12/15/24		3,998	3,875,519
Boston Scientific Corp., Sr. Unsec’d. Notes	2.850	05/15/20		7,185	7,125,754
Medtronic, Inc., Gtd. Notes	3.500	03/15/25		12,844	12,573,286
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	2.950	09/19/26		6,850	6,255,235
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	2.425	12/13/26	EUR	35,000	40,850,129
Sr. Unsec’d. Notes	2.700	04/01/20		7,750	7,666,668

					125,007,389

See Notes to Financial Statements.

PGIM Total Return Bond Fund	69

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Healthcare-Services 1.4%
Acadia Healthcare Co., Inc., Gtd. Notes(a)	5.625%	02/15/23		1,825	$1,827,281
Advocate Health & Hospitals Corp., Sr. Unsec’d. Notes	4.272	08/15/48		12,775	12,384,235
Aetna, Inc.,
Sr. Unsec’d. Notes	3.500	11/15/24		13,900	13,506,969
Sr. Unsec’d. Notes	4.500	05/15/42		1,150	1,067,581
Sr. Unsec’d. Notes	6.750	12/15/37		5,365	6,391,206
Anthem, Inc.,
Sr. Unsec’d. Notes	3.650	12/01/27		5,020	4,692,558
Sr. Unsec’d. Notes(a)	4.101	03/01/28		8,095	7,825,846
Sr. Unsec’d. Notes	4.650	01/15/43		1,855	1,751,940
Ascension Health, Sr. Unsec’d. Notes(a)	3.945	11/15/46		5,085	4,737,715
Baylor Scott & White Holdings, Unsec’d. Notes	4.185	11/15/45		5,750	5,412,239
Catalent Pharma Solutions, Inc., Gtd. Notes, 144A	4.750	12/15/24	EUR	10,505	12,433,497
CHS/Community Health Systems, Inc.,
Gtd. Notes(a)	6.875	02/01/22		13,236	6,690,798
Sec’d. Notes, 144A(a)	8.125	06/30/24		9,206	7,272,740
Sr. Sec’d. Notes(a)	5.125	08/01/21		4,759	4,509,152
Cigna Corp.,
Sr. Unsec’d. Notes	3.250	04/15/25		20,815	19,602,766
Sr. Unsec’d. Notes	4.000	02/15/22		1,000	1,006,723
Coventry Health Care, Inc., Sr. Unsec’d. Notes	5.450	06/15/21		500	520,649
Encompass Health Corp.,
Gtd. Notes	5.125	03/15/23		3,250	3,250,000
Gtd. Notes	5.750	11/01/24		9,300	9,276,750
Fresenius Medical Care U.S. Finance II, Inc. (Germany), Gtd. Notes, 144A	4.125	10/15/20		9,725	9,776,542
Hackensack Meridian Health, Inc., Sr. Unsec’d. Notes	4.500	07/01/57		4,200	4,096,622
Hadrian Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	8.500	05/01/26		5,000	4,762,500
Halfmoon Parent, Inc.,
Sr. Sec’d. Notes, 144A(a)	4.375	10/15/28		34,070	33,321,798
Sr. Sec’d. Notes, 144A	4.800	08/15/38		15,935	15,339,418
HCA Healthcare, Inc., Sr. Unsec’d. Notes	6.250	02/15/21		6,200	6,440,250

See Notes to Financial Statements.

70

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
HCA, Inc.,
Gtd. Notes(a)	5.375%	02/01/25	26,921	$27,089,256
Gtd. Notes(a)	5.375	09/01/26	6,525	6,476,062
Gtd. Notes	5.875	02/15/26	5,600	5,726,000
Gtd. Notes(a)	7.500	02/15/22	7,140	7,746,900
Sr. Sec’d. Notes	4.750	05/01/23	2,204	2,226,040
Sr. Sec’d. Notes	5.250	04/15/25	4,097	4,184,061
Humana, Inc.,
Sr. Unsec’d. Notes	2.625	10/01/19	3,375	3,357,736
Sr. Unsec’d. Notes	3.950	03/15/27	6,745	6,538,531
Indiana University Health, Inc. Obligated Group, Sec’d. Notes	3.970	11/01/48	10,475	9,845,249
Kaiser Foundation Hospitals, Gtd. Notes	4.150	05/01/47	15,275	14,532,280
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes(a)	2.625	02/01/20	1,970	1,952,049
Sr. Unsec’d. Notes	3.200	02/01/22	9,220	9,081,823
Sr. Unsec’d. Notes	3.250	09/01/24	14,680	14,016,043
Sr. Unsec’d. Notes(a)	3.600	09/01/27	10,355	9,770,191
Sr. Unsec’d. Notes	4.625	11/15/20	6,355	6,480,124
Sr. Unsec’d. Notes	4.700	02/01/45	1,075	997,883
Mayo Clinic, Unsec’d. Notes	4.128	11/15/52	8,312	8,004,412
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125	07/01/52	675	636,065
New York & Presbyterian Hospital (The),
Unsec’d. Notes	4.024	08/01/45	4,350	4,079,125
Unsec’d. Notes	4.763	08/01/2116	4,800	4,549,838
NYU Langone Hospitals, Sec’d. Notes	4.784	07/01/44	6,375	6,583,556
Providence St Joseph Health Obligated Group, Unsec’d. Notes	3.744	10/01/47	2,900	2,539,778
Quest Diagnostics, Inc.,
Sr. Unsec’d. Notes	2.500	03/30/20	9,855	9,735,427
Sr. Unsec’d. Notes(a)	3.450	06/01/26	5,425	5,075,984
Sr. Unsec’d. Notes	3.500	03/30/25	13,980	13,339,767
Roche Holdings, Inc. (Switzerland), Gtd. Notes, 144A	3.350	09/30/24	1,390	1,371,017
Select Medical Corp., Gtd. Notes	6.375	06/01/21	9,531	9,614,396

See Notes to Financial Statements.

PGIM Total Return Bond Fund	71

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Synlab Bondco PLC (United Kingdom), Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 3.500%	3.500	%(c)	07/01/22	EUR	17,500	$19,896,986
Tenet Healthcare Corp.,
Sec’d. Notes(a)	5.125		05/01/25		950	914,375
Sr. Unsec’d. Notes	5.500		03/01/19		9,600	9,636,000
Sr. Unsec’d. Notes(a)	6.750		02/01/20		11,653	11,973,457
Sr. Unsec’d. Notes(a)	7.000		08/01/25		17,372	17,039,674
Sr. Unsec’d. Notes(a)	8.125		04/01/22		9,930	10,339,612
Texas Health Resources, Sec’d. Notes	4.330		11/15/55		3,450	3,349,920
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.375		04/15/27		19,080	18,319,784
Sr. Unsec’d. Notes	4.375		03/15/42		615	600,976
Sr. Unsec’d. Notes	4.625		07/15/35		6,315	6,495,038
Sr. Unsec’d. Notes	4.625		11/15/41		1,725	1,735,775
Sr. Unsec’d. Notes	5.700		10/15/40		185	212,284
Sr. Unsec’d. Notes	5.800		03/15/36		130	149,450
Sr. Unsec’d. Notes	6.625		11/15/37		475	597,213
Willis-Knighton Medical Center, Sec’d. Notes	4.813		09/01/48		4,130	4,124,774

						498,832,686

Home Builders 0.4%
Beazer Homes USA, Inc., Gtd. Notes	8.750		03/15/22		2,900	2,921,750
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A	6.375		05/15/25		6,850	6,447,563
Gtd. Notes, 144A	6.500		12/15/20		3,000	3,000,000
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A(a)	6.125		07/01/22		16,405	15,994,875
KB Home, Gtd. Notes	7.000		12/15/21		11,045	11,459,187
Lennar Corp.,
Gtd. Notes(a)	4.750		11/29/27		4,500	4,207,500
Gtd. Notes	6.250		12/15/21		12,500	12,906,250
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A(a)	6.500		10/01/25		5,000	4,700,000
Meritage Homes Corp., Gtd. Notes	6.000		06/01/25		4,300	4,181,750

See Notes to Financial Statements.

72

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
PulteGroup, Inc., Gtd. Notes(a)	5.500%	03/01/26		28,017	$27,456,660
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A(a)	5.250	04/15/21		12,605	12,557,731
Gtd. Notes, 144A(a)	5.625	03/01/24		2,590	2,518,775
William Lyon Homes, Inc.,
Gtd. Notes	5.875	01/31/25		5,304	4,674,150
Gtd. Notes(a)	7.000	08/15/22		22,957	22,928,304

					135,954,495

Household Products/Wares 0.2%
Diamond BC BV, Sr. Unsec’d. Notes(a)	5.625	08/15/25	EUR	16,000	17,044,098
Reckitt Benckiser Treasury Services PLC (United Kingdom), Gtd. Notes, 144A	2.750	06/26/24		44,410	41,699,254
Spectrum Brands, Inc.,
Gtd. Notes(a)	5.750	07/15/25		5,025	4,886,813
Gtd. Notes, 144A	4.000	10/01/26	EUR	15,000	17,073,248

					80,703,413

Housewares 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes(a)	4.200	04/01/26		20,095	18,461,312
Sr. Unsec’d. Notes(a)	5.500	04/01/46		18,652	16,079,349

					34,540,661

Insurance 0.9%
American International Group, Inc.,
Sr. Unsec’d. Notes	1.875	06/21/27	EUR	46,400	52,059,981
Sr. Unsec’d. Notes	3.900	04/01/26		27,135	25,927,502
Sr. Unsec’d. Notes	4.500	07/16/44		2,649	2,347,475
Sr. Unsec’d. Notes(a)	4.750	04/01/48		4,760	4,385,283
Sr. Unsec’d. Notes(a)	4.800	07/10/45		332	308,902
Sr. Unsec’d. Notes(a)	4.875	06/01/22		280	287,958
Arch Capital Finance LLC, Gtd. Notes(a)	5.031	12/15/46		6,475	6,588,341
Arch Capital Group US, Inc., Gtd. Notes	5.144	11/01/43		2,250	2,314,337

See Notes to Financial Statements.

PGIM Total Return Bond Fund	73

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes	2.750%	03/15/23		14,030	$13,617,867
Sr. Unsec’d. Notes(a)	4.500	02/11/43		4,290	4,312,679
CNA Financial Corp.,
Sr. Unsec’d. Notes	3.950	05/15/24		18,435	18,179,338
Sr. Unsec’d. Notes	4.500	03/01/26		12,000	12,004,198
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	4.300	04/15/43		480	441,565
Sr. Unsec’d. Notes	5.125	04/15/22		1,200	1,251,999
Sr. Unsec’d. Notes	5.950	10/15/36		755	842,828
Sr. Unsec’d. Notes(a)	6.100	10/01/41		995	1,139,797
Liberty Mutual Finance Europe DAC, Gtd. Notes, 144A	1.750	03/27/24	EUR	15,700	18,103,875
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.850	08/01/44		8,750	8,437,593
Gtd. Notes, 144A	4.950	05/01/22		1,325	1,364,080
Gtd. Notes, 144A	5.000	06/01/21		350	358,910
Gtd. Notes, 144A	6.500	03/15/35		9,290	10,724,176
Gtd. Notes, 144A	6.500	05/01/42		6,305	7,345,895
Lincoln National Corp.,
Sr. Unsec’d. Notes	6.300	10/09/37		3,930	4,501,370
Sr. Unsec’d. Notes	7.000	06/15/40		6,700	8,237,399
Markel Corp.,
Sr. Unsec’d. Notes	4.900	07/01/22		2,750	2,825,472
Sr. Unsec’d. Notes	5.000	03/30/43		300	290,002
Sr. Unsec’d. Notes	5.000	04/05/46		5,955	5,830,091
New York Life Global Funding, Sec’d. Notes, 144A	1.950	02/11/20		13,080	12,886,653
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	6.063	03/30/40		535	641,549
Nuveen Finance LLC, Sr. Unsec’d. Notes, 144A	2.950	11/01/19		15,630	15,599,481
Ohio National Financial Services, Inc., Sr. Unsec’d. Notes, 144A	6.375	04/30/20		360	373,756
Principal Financial Group, Inc.,
Gtd. Notes	4.300	11/15/46		7,190	6,562,704
Gtd. Notes	4.350	05/15/43		3,100	2,847,499
Gtd. Notes	4.625	09/15/42		275	265,023
Progressive Corp. (The), Jr. Sub. Notes	5.375	12/31/49		15,110	14,845,575
Sompo International Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	7.000	07/15/34		525	600,654

See Notes to Financial Statements.

74

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	4.250%	12/06/42		5,235	$4,942,383
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A(a)	4.270	05/15/47		9,310	8,719,184
Sub. Notes, 144A(a)	4.900	09/15/44		16,598	17,134,805
Sub. Notes, 144A	6.850	12/16/39		325	416,775
Unum Group, Sr. Unsec’d. Notes	5.625	09/15/20		225	233,345
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.625	03/15/22		2,675	2,736,737
Sr. Unsec’d. Notes	5.375	09/15/20		2,235	2,301,378
Willis North America, Inc., Gtd. Notes	3.600	05/15/24		20,670	19,886,306
XLIT Ltd. (Bermuda), Gtd. Notes	6.250	05/15/27		1,505	1,694,757

					326,717,477

Internet 0.0%
Netflix, Inc., Sr. Unsec’d. Notes	3.625	05/15/27	EUR	8,725	9,795,848

Iron/Steel 0.0%
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.250	08/10/26		3,613	3,861,466

Lodging 0.3%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A	6.750	11/15/21		21,350	21,910,438
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.000	03/01/19		15,770	15,774,513
Sr. Unsec’d. Notes	3.125	06/15/26		37,965	34,964,387
Sr. Unsec’d. Notes(a)	7.150	12/01/19		4,840	5,019,956
MGM Resorts International, Gtd. Notes(a)	6.000	03/15/23		19,475	19,767,125
Sands China Ltd. (Macau), Sr. Unsec’d. Notes, 144A(a)	5.125	08/08/25		11,100	10,883,924
Wyndham Worldwide Corp., Sr. Sec’d. Notes	5.625	03/01/21		980	993,475

					109,313,818

See Notes to Financial Statements.

PGIM Total Return Bond Fund	75

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Machinery-Diversified 0.0%
CNH Industrial Capital LLC, Gtd. Notes	4.875%	04/01/21	6,565	$6,707,128
Rockwell Automation, Inc., Sr. Unsec’d. Notes	5.200	01/15/98	1,500	1,409,644
Xylem, Inc.,
Sr. Unsec’d. Notes	3.250	11/01/26	4,770	4,436,121
Sr. Unsec’d. Notes	4.875	10/01/21	1,505	1,550,528

				14,103,421

Media 1.5%
21st Century Fox America, Inc.,
Gtd. Notes	6.150	03/01/37	2,325	2,786,741
Gtd. Notes	6.900	08/15/39	160	204,785
Gtd. Notes	7.625	11/30/28	550	686,813
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.500	05/15/26	4,657	4,536,197
AMC Networks, Inc., Gtd. Notes(a)	5.000	04/01/24	6,817	6,520,120
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	05/01/23	9,900	9,850,500
Sr. Unsec’d. Notes, 144A(a)	5.375	05/01/25	6,100	5,970,375
Sr. Unsec’d. Notes, 144A(a)	5.500	05/01/26	9,275	9,043,125
Sr. Unsec’d. Notes, 144A(a)	5.750	02/15/26	25,000	24,750,000
Sr. Unsec’d. Notes, 144A	5.875	05/01/27	5,450	5,354,625
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	53,463	53,317,581
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	30,547	30,463,912
Sr. Unsec’d. Notes, 144A	7.500	04/01/28	21,050	21,817,694
Sr. Unsec’d. Notes, 144A(a)	7.750	07/15/25	23,342	24,684,165
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	5.375	04/01/38	4,645	4,263,476
Sr. Sec’d. Notes(a)	5.375	05/01/47	15,431	13,888,592
Sr. Sec’d. Notes	6.384	10/23/35	4,110	4,244,492
Sr. Sec’d. Notes	6.484	10/23/45	4,326	4,391,574
Sr. Sec’d. Notes	6.834	10/23/55	5,780	6,022,434
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, Ser. A	6.500	11/15/22	5,803	5,824,761
Gtd. Notes, Ser. B(a)	6.500	11/15/22	2,172	2,205,014
Comcast Corp.,
Gtd. Notes	3.969	11/01/47	16	13,906

See Notes to Financial Statements.

76

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
Comcast Corp., (cont’d.)
Gtd. Notes(h)	4.150%	10/15/28	64,160	$63,632,842
Gtd. Notes	4.250	10/15/30	21,830	21,531,072
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A(a)	3.350	09/15/26	11,005	10,123,389
Discovery Communications LLC,
Gtd. Notes	5.000	09/20/37	18,973	17,708,444
Gtd. Notes(a)	5.200	09/20/47	4,725	4,370,092
Gtd. Notes, 144A	3.500	06/15/22	5,104	5,000,930
DISH DBS Corp.,
Gtd. Notes	5.125	05/01/20	12,000	12,030,000
Gtd. Notes(a)	7.750	07/01/26	23,627	21,146,165
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes(a)	5.000	05/13/45	3,500	3,018,752
Sr. Unsec’d. Notes(a)	6.125	01/31/46	8,080	8,173,432
Liberty Interactive LLC, Sr. Unsec’d. Notes(a)	8.250	02/01/30	1,644	1,717,980
Myriad International Holdings BV (South Africa), Gtd. Notes	6.000	07/18/20	1,300	1,341,470
Sinclair Television Group, Inc.,
Gtd. Notes, 144A(a)	5.625	08/01/24	4,837	4,631,428
Gtd. Notes, 144A(a)	5.875	03/15/26	5,170	4,924,425
Sky PLC (United Kingdom), Gtd. Notes, 144A	2.625	09/16/19	1,900	1,889,421
TEGNA, Inc., Gtd. Notes, 144A	4.875	09/15/21	1,600	1,592,000
Time Warner Cable LLC, Sr. Sec’d. Notes	7.300	07/01/38	3,600	3,970,555
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(a)	5.125	02/15/25	10,700	9,779,800
Sr. Sec’d. Notes, 144A	6.750	09/15/22	5,986	6,105,720
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375	01/15/25	13,645	13,276,585
Viacom, Inc.,
Sr. Unsec’d. Notes	2.250	02/04/22	12,500	11,646,587
Sr. Unsec’d. Notes	5.850	09/01/43	7,750	7,654,542
Warner Media LLC,
Gtd. Notes	2.950	07/15/26	16,910	14,962,463
Gtd. Notes	3.550	06/01/24	3,680	3,559,588
Gtd. Notes	3.800	02/15/27	450	421,646

See Notes to Financial Statements.

PGIM Total Return Bond Fund	77

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Media (cont’d.)
Warner Media LLC, (cont’d.)
Gtd. Notes(a)	4.050%	12/15/23		13,350	$13,385,629
Ziggo Bond Co. BV (Netherlands), Sr. Unsec’d. Notes, 144A(a)	6.000	01/15/27		16,350	14,551,500

					522,987,339

Mining 0.1%
Barrick North America Finance LLC (Canada), Gtd. Notes	5.750	05/01/43		14,510	15,542,077
Barrick PD Australia Finance Pty Ltd. (Canada), Gtd. Notes	5.950	10/15/39		8,267	8,917,358
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625	06/09/21		2,405	2,390,805
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes	3.500	11/08/22		3,108	3,054,491
Sr. Unsec’d. Notes(a)	5.875	04/23/45		6,585	6,863,069
Sr. Unsec’d. Notes	6.750	04/16/40		7,700	8,760,740
Sr. Unsec’d. Notes(a)	7.500	07/27/35		260	312,325

					45,840,865

Miscellaneous Manufacturing 0.1%
General Electric Co.,
Sr. Unsec’d. Notes, GMTN	2.200	01/09/20		4,206	4,130,250
Sub. Notes, MTN	5.300	02/11/21		157	161,052
Ingersoll-Rand Luxembourg Finance SA, Gtd. Notes	3.550	11/01/24		3,855	3,740,253
Siemens Financieringsmaatschappij NV (Germany), Gtd. Notes, 144A	3.250	05/27/25		24,400	23,405,944
Textron, Inc.,
Sr. Unsec’d. Notes	4.000	03/15/26		3,775	3,656,660
Sr. Unsec’d. Notes	7.250	10/01/19		800	827,123

					35,921,282

Multi-National 1.2%
African Development Bank (Supranational Bank), Sr. Unsec’d. Notes	7.375	04/06/23		5,396	6,271,609
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	0.500	07/30/20	ZAR	53,000	3,111,992
Sr. Unsec’d. Notes	0.500	08/28/20	ZAR	52,000	3,031,774
Sr. Unsec’d. Notes	0.500	09/28/20	ZAR	46,000	2,661,686

See Notes to Financial Statements.

78

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Multi-National (cont’d.)
Asian Development Bank (Supranational Bank), (cont’d.)
Sr. Unsec’d. Notes	5.820%		06/16/28		46,305	$54,413,734
Sr. Unsec’d. Notes	6.220		08/15/27		4,120	4,912,845
Sr. Unsec’d. Notes	6.375		10/01/28		2,560	3,125,190
Sr. Unsec’d. Notes	6.910		12/14/18	ZAR	18,907	1,279,652
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.000		05/10/19		20,275	20,151,298
Sr. Unsec’d. Notes(a)	2.125		09/27/21		57,240	54,985,603
Sr. Unsec’d. Notes	2.200		07/18/20		4,040	3,954,514
Sr. Unsec’d. Notes(a)	2.750		01/06/23		17,745	17,092,694
Sr. Unsec’d. Notes	4.375		06/15/22		16,587	16,981,273
Sr. Unsec’d. Notes	8.125		06/04/19		2,745	2,819,938
Eurasian Development Bank (Supranational Bank), Sr. Unsec’d. Notes, 144A	5.000		09/26/20		2,855	2,883,550
European Bank for Reconstruction & Development (Supranational Bank), Sr. Unsec’d. Notes, EMTN	0.500		12/19/22		1,000	870,801
Inter-American Development Bank (Supranational Bank),
Notes	6.800		10/15/25		14,240	16,726,859
Sr. Unsec’d. Notes	7.000		06/15/25		4,879	5,825,262
Unsec’d. Notes	6.950		08/01/26		2,000	2,425,762
Unsec’d. Notes, EMTN	0.500		10/30/20	ZAR	53,000	3,056,957
Unsec’d. Notes, EMTN	0.500		11/30/20	ZAR	47,000	2,678,769
Unsec’d. Notes, MTN	6.290		07/16/27		2,756	3,263,534
Unsec’d. Notes, MTN	6.750		07/15/27		13,230	16,112,367
International Bank for Reconstruction & Development (Supranational Bank),
Notes, EMTN	0.500		12/05/22		60,500	53,755,944
Notes, EMTN	0.500		02/07/23		7,000	6,243,965
Sr. Unsec’d. Notes	—	(p)	06/30/34		8,198	5,085,711
Sr. Unsec’d. Notes, MTN	—	(p)	07/31/34		4,158	2,511,349
Sr. Unsec’d. Notes, MTN	—	(p)	08/28/34		853	562,647
Unsec’d. Notes, 3 Month LIBOR + 0.000%	1.820	(c)	08/11/26		10,856	9,516,587
Unsec’d. Notes, 3 Month LIBOR + 0.000%	2.307	(c)	05/31/26		3,418	3,093,536
Unsec’d. Notes, 3 Month LIBOR + 0.000%	2.336	(c)	06/28/26		9,720	8,851,032
Unsec’d. Notes, MTN	3.476	(s)	09/17/30		13,500	8,730,050
International Finance Corp. (Supranational Bank), Sr. Unsec’d. Notes, GMTN	5.280		11/21/18	HKD	6,000	766,340

See Notes to Financial Statements.

PGIM Total Return Bond Fund	79

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Multi-National (cont’d.)
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	2.400%		10/26/22	61,190	$58,945,428
Sr. Unsec’d. Notes	4.375		02/11/20	19,695	20,026,920

					426,727,172

Office/Business Equipment 0.0%
CDW LLC/CDW Finance Corp., Gtd. Notes(a)	5.500		12/01/24	9,600	9,696,000

Oil & Gas 1.8%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes	4.637	(s)	10/10/36	45,000	18,623,894
Sr. Unsec’d. Notes	6.450		09/15/36	12,250	13,266,611
Sr. Unsec’d. Notes(a)	6.600		03/15/46	1,460	1,614,431
Sr. Unsec’d. Notes	7.950		06/15/39	1,600	2,024,544
Apache Corp., Sr. Unsec’d. Notes	3.250		04/15/22	1,179	1,153,885
BP Capital Markets PLC (United Kingdom),
Gtd. Notes(a)	2.521		01/15/20	6,000	5,959,243
Gtd. Notes(a)	3.245		05/06/22	1,515	1,499,888
Gtd. Notes	4.500		10/01/20	435	444,673
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	4.450		09/15/42	1,345	1,116,146
Sr. Unsec’d. Notes	5.250		06/15/37	26,905	25,282,395
Sr. Unsec’d. Notes(a)	5.400		06/15/47	22,865	21,434,382
Sr. Unsec’d. Notes	6.750		11/15/39	22,258	23,771,329
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750		02/15/20	9,700	10,088,000
CNX Resources Corp., Gtd. Notes	5.875		04/15/22	10,958	10,759,441
Concho Resources, Inc.,
Gtd. Notes	4.300		08/15/28	12,390	12,089,258
Gtd. Notes(a)	4.850		08/15/48	4,515	4,281,302
Gtd. Notes	4.875		10/01/47	8,994	8,501,141
Devon Energy Corp.,
Sr. Unsec’d. Notes	3.250		05/15/22	8,537	8,295,303
Sr. Unsec’d. Notes	4.750		05/15/42	10,343	9,283,855
Sr. Unsec’d. Notes(a)	5.600		07/15/41	14,222	14,131,953
Encana Corp. (Canada),
Sr. Unsec’d. Notes	3.900		11/15/21	9,963	9,952,380

See Notes to Financial Statements.

80

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Encana Corp. (Canada), (cont’d.)
Sr. Unsec’d. Notes(a)	6.500%	08/15/34		9,845	$10,939,209
Sr. Unsec’d. Notes(a)	6.500	02/01/38		2,720	3,098,180
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.750	01/30/28		4,175	4,310,688
Eni SpA (Italy), Sr. Unsec’d. Notes, 144A	4.000	09/12/23		4,275	4,184,029
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes	9.250	04/23/19		2,200	2,251,348
Sr. Unsec’d. Notes, 144A	4.950	07/19/22		500	501,036
Sr. Unsec’d. Notes, 144A	6.510	03/07/22		8,157	8,536,676
Unsec’d. Notes	3.375	11/30/18	CHF	5,000	4,973,936
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.800	09/15/37		1,150	1,394,543
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A	3.875	04/19/22		14,525	14,383,933
Sr. Unsec’d. Notes, 144A(a)	4.750	04/19/27		3,000	2,933,274
Kerr-McGee Corp., Gtd. Notes	6.950	07/01/24		1,060	1,186,561
Lukoil International Finance BV (Russia), Gtd. Notes, 144A	6.125	11/09/20		1,625	1,680,543
Marathon Petroleum Corp., Sr. Unsec’d. Notes	5.850	12/15/45		9,983	10,219,039
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	6.375	01/30/23		10,556	10,186,540
Gtd. Notes, 144A(a)	7.000	03/31/24		13,425	13,190,062
Noble Energy, Inc.,
Sr. Unsec’d. Notes(a)	3.900	11/15/24		3,700	3,596,267
Sr. Unsec’d. Notes	4.150	12/15/21		7,450	7,503,568
Sr. Unsec’d. Notes	5.050	11/15/44		11,325	10,416,421
Sr. Unsec’d. Notes(a)	5.250	11/15/43		9,800	9,128,125
Sr. Unsec’d. Notes	6.000	03/01/41		2,322	2,410,365
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes	4.875	05/03/22		6,700	6,793,780
Sr. Unsec’d. Notes	5.250	05/23/21		3,000	3,074,334
Sr. Unsec’d. Notes, MTN	5.625	05/20/43		2,155	1,943,390
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.299	01/27/25		14,450	13,781,687
Gtd. Notes(a)	5.750	02/01/29		19,465	17,963,275
Gtd. Notes	6.125	01/17/22		816	845,580
Gtd. Notes	7.375	01/17/27		25,390	26,312,926
Gtd. Notes	8.375	05/23/21		8,752	9,524,364

See Notes to Financial Statements.

PGIM Total Return Bond Fund	81

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Petrobras Global Finance BV (Brazil), (cont’d.)
Gtd. Notes(a)	8.750%	05/23/26		2,740	$3,060,169
Petroleos Mexicanos (Mexico),
Gtd. Notes(a)	4.750	02/26/29	EUR	14,425	15,905,421
Gtd. Notes(a)	4.875	01/24/22		3,121	3,077,306
Gtd. Notes	5.375	03/13/22		2,705	2,699,861
Gtd. Notes	5.500	01/21/21		14,690	14,807,520
Gtd. Notes(a)	6.375	01/23/45		11,729	9,764,510
Gtd. Notes(a)	6.500	03/13/27		27,040	26,174,720
Gtd. Notes, EMTN	1.875	04/21/22	EUR	3,100	3,433,950
Gtd. Notes, EMTN	2.500	08/21/21	EUR	16,600	18,932,243
Gtd. Notes, EMTN	2.750	04/21/27	EUR	14,770	14,658,918
Gtd. Notes, EMTN	3.750	02/21/24	EUR	3,000	3,440,406
Gtd. Notes, EMTN	4.875	02/21/28	EUR	15,360	17,571,385
Gtd. Notes, MTN(a)	6.750	09/21/47		36,295	31,151,998
Gtd. Notes, MTN	6.875	08/04/26		8,100	8,067,600
Sr. Unsec’d. Notes	8.625	02/01/22		8,000	8,920,080
Phillips 66,
Gtd. Notes	4.650	11/15/34		2,970	2,906,706
Gtd. Notes	4.875	11/15/44		2,830	2,746,005
Reliance Holding USA, Inc. (India), Gtd. Notes, 144A	5.400	02/14/22		4,773	4,922,489
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes	2.750	04/10/19		4,000	3,991,372
Sinopec Group Overseas Development 2015 Ltd. (China), Gtd. Notes, 144A	2.500	04/28/20		10,200	10,038,830
Valero Energy Corp., Sr. Unsec’d. Notes(a)	3.400	09/15/26		26,460	24,409,668
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.500	03/23/21		2,940	2,967,930

					644,486,820

Oil & Gas Services 0.0%
Cameron International Corp., Gtd. Notes	5.950	06/01/41		2,775	3,091,538

See Notes to Financial Statements.

82

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Packaging & Containers 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A	6.000%		02/15/25		5,950	$5,578,125
Sr. Sec’d. Notes, 144A	4.625		05/15/23		3,665	3,564,213
Greif Nevada Holdings, Inc. SCS, Gtd. Notes, 144A, MTN	7.375		07/15/21	EUR	730	953,963
Horizon Parent Holdings Sarl (France), Sr. Sec’d. Notes, 144A, Cash coupon 8.250% or PIK 9.00%	8.250		02/15/22	EUR	9,975	11,687,908
Owens-Brockway Glass Container, Inc., Gtd. Notes, 144A(a)	6.375		08/15/25		1,200	1,206,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes(a)	5.750		10/15/20		35,557	35,556,562
WestRock RKT Co.,
Gtd. Notes	4.450		03/01/19		1,140	1,145,360
Gtd. Notes	4.900		03/01/22		1,700	1,755,950

						61,448,081

Pharmaceuticals 1.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes(a)	2.900		11/06/22		5,000	4,840,053
Sr. Unsec’d. Notes(a)	3.200		11/06/22		10,370	10,129,817
Sr. Unsec’d. Notes	3.600		05/14/25		14,685	14,026,548
Sr. Unsec’d. Notes	4.500		05/14/35		20,745	19,132,822
Sr. Unsec’d. Notes	4.700		05/14/45		11,000	9,916,792
Sr. Unsec’d. Notes	4.875		11/14/48		8,155	7,539,504
Allergan Funding SCS,
Gtd. Notes	3.000		03/12/20		28,020	27,918,568
Gtd. Notes	3.450		03/15/22		1,300	1,278,440
Gtd. Notes	4.550		03/15/35		54,564	51,396,711
Allergan Sales LLC, Gtd. Notes, 144A	4.875		02/15/21		5,106	5,216,210
AmerisourceBergen Corp., Sr. Unsec’d. Notes	3.250		03/01/25		3,875	3,667,418
Bausch Health Cos., Inc., Gtd. Notes, 144A(a)	6.125		04/15/25		2,000	1,839,400
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.630%	3.003	(c)	06/25/21		29,120	29,130,935
Gtd. Notes, 144A	3.500		06/25/21		12,600	12,519,929
Cardinal Health, Inc.,
Sr. Unsec’d. Notes	2.616		06/15/22		14,120	13,497,413

See Notes to Financial Statements.

PGIM Total Return Bond Fund	83

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Cardinal Health, Inc., (cont’d.)
Sr. Unsec’d. Notes(a)	3.410%	06/15/27		5,940	$5,382,275
CVS Health Corp.,
Sr. Unsec’d. Notes	2.750	12/01/22		10,067	9,621,526
Sr. Unsec’d. Notes(a)	2.875	06/01/26		11,150	10,101,047
Sr. Unsec’d. Notes(a)	4.780	03/25/38		11,830	11,382,954
Sr. Unsec’d. Notes(a)	5.050	03/25/48		34,180	33,327,590
Sr. Unsec’d. Notes	5.125	07/20/45		2,782	2,728,808
Sr. Unsec’d. Notes	5.300	12/05/43		6,640	6,660,852
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A(a)	6.000	07/15/23		14,825	12,749,500
Gtd. Notes, 144A	6.000	02/01/25		17,205	14,409,187
Express Scripts Holding Co.,
Gtd. Notes	3.300	02/25/21		7,900	7,826,358
Gtd. Notes	3.400	03/01/27		2,255	2,068,497
Gtd. Notes(a)	4.500	02/25/26		45,085	45,272,690
Grifols SA (Spain), Gtd. Notes, 144A	3.200	05/01/25	EUR	5,000	5,685,873
Mylan NV,
Gtd. Notes	3.150	06/15/21		9,170	8,954,431
Gtd. Notes	5.250	06/15/46		2,930	2,523,685
Mylan, Inc.,
Gtd. Notes, 144A	3.125	01/15/23		11,870	11,194,347
Gtd. Notes, 144A	5.200	04/15/48		17,570	14,957,517
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.400	09/23/21		16,365	15,722,725
Gtd. Notes	2.875	09/23/23		26,295	24,805,621
Gtd. Notes	3.200	09/23/26		79,780	72,298,757

					529,724,800

Pipelines 1.1%
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., Gtd. Notes, 144A	4.150	08/15/26		24,840	24,064,177
DCP Midstream Operating LP, Gtd. Notes, 144A(a)	5.350	03/15/20		1,916	1,937,555
Energy Transfer Operating LP,
Gtd. Notes(a)	4.650	06/01/21		510	519,087
Gtd. Notes	5.150	03/15/45		3,075	2,712,477
Gtd. Notes	5.300	04/15/47		4,095	3,681,546

See Notes to Financial Statements.

84

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Energy Transfer Operating LP, (cont’d.)
Gtd. Notes(a)	6.000%	06/15/48	2,131	$2,111,682
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	5.600	04/01/44	1,325	1,127,284
Enterprise Products Operating LLC,
Gtd. Notes	4.900	05/15/46	28,346	27,523,272
Gtd. Notes	5.100	02/15/45	8,500	8,446,385
EQT Midstream Partners LP, Sr. Unsec’d. Notes	4.750	07/15/23	6,290	6,353,552
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A	6.375	03/30/38	4,888	4,987,881
Kinder Morgan Energy Partners LP,
Gtd. Notes	6.500	04/01/20	2,009	2,093,136
Gtd. Notes	6.500	09/01/39	1,260	1,371,467
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	4.200	12/01/42	1,600	1,355,935
Sr. Unsec’d. Notes	4.200	03/15/45	2,830	2,458,377
Sr. Unsec’d. Notes	4.200	10/03/47	9,504	8,361,129
Sr. Unsec’d. Notes	4.250	02/01/21	5,500	5,570,840
Sr. Unsec’d. Notes	4.250	09/15/46	2,540	2,264,721
Sr. Unsec’d. Notes	5.150	10/15/43	14,820	14,873,569
MPLX LP,
Sr. Unsec’d. Notes(a)	4.000	03/15/28	6,590	6,188,938
Sr. Unsec’d. Notes	4.500	04/15/38	26,340	23,470,043
Sr. Unsec’d. Notes(a)	5.200	03/01/47	2,081	1,968,194
ONEOK Partners LP, Gtd. Notes	6.850	10/15/37	1,000	1,131,523
ONEOK, Inc.,
Gtd. Notes(a)	4.950	07/13/47	52,825	49,935,531
Gtd. Notes	6.000	06/15/35	4,200	4,429,821
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	4.700	06/15/44	1,765	1,525,596
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.875	04/15/40	8,000	8,700,000
Spectra Energy Partners LP,
Sr. Unsec’d. Notes(a)	3.375	10/15/26	5,760	5,341,336
Sr. Unsec’d. Notes(a)	4.500	03/15/45	4,436	4,033,123
Texas Eastern Transmission LP, Sr. Unsec’d. Notes, 144A	4.150	01/15/48	835	725,474
Transcontinental Gas Pipe Line Co. LLC, Sr. Unsec’d. Notes	4.600	03/15/48	18,925	17,655,153

See Notes to Financial Statements.

PGIM Total Return Bond Fund	85

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Valero Energy Partners LP, Sr. Unsec’d. Notes(a)	4.500%	03/15/28		7,970	$7,852,749
Western Gas Partners LP,
Sr. Unsec’d. Notes	3.950	06/01/25		8,315	7,723,260
Sr. Unsec’d. Notes	4.000	07/01/22		700	694,017
Sr. Unsec’d. Notes	4.750	08/15/28		3,250	3,117,794
Sr. Unsec’d. Notes	5.450	04/01/44		875	789,702
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes(a)	3.750	06/15/27		48,136	44,821,281
Sr. Unsec’d. Notes	3.900	01/15/25		18,456	17,884,598
Sr. Unsec’d. Notes(a)	4.000	09/15/25		8,660	8,369,868
Sr. Unsec’d. Notes(a)	4.300	03/04/24		9,550	9,536,146
Sr. Unsec’d. Notes(a)	4.850	03/01/48		17,050	15,568,692
Sr. Unsec’d. Notes(a)	4.900	01/15/45		5,902	5,457,204
Sr. Unsec’d. Notes(a)	5.100	09/15/45		12,970	12,256,340
Sr. Unsec’d. Notes(a)	6.300	04/15/40		4,000	4,249,334

					385,239,789

Real Estate 0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada),
Sr. Unsec’d. Notes, 144A	3.125	03/20/22		8,720	8,537,660
Sr. Unsec’d. Notes, 144A	3.875	03/20/27		14,600	14,170,573

					22,708,233

Real Estate Investment Trusts (REITs) 0.5%
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.650	06/15/24		14,830	14,248,159
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875	04/15/22		9,955	10,254,927
Globalworth Real Estate Investments Ltd. (Romania), Sr. Unsec’d. Notes, EMTN	3.000	03/29/25	EUR	5,140	5,807,596
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(a)	5.375	11/01/23		8,650	8,874,208
HCP, Inc., Sr. Unsec’d. Notes	3.400	02/01/25		8,835	8,292,677
Highwoods Realty LP, Sr. Unsec’d. Notes	3.875	03/01/27		5,885	5,594,862
Kimco Realty Corp., Sr. Unsec’d. Notes	3.400	11/01/22		9,340	9,176,841

See Notes to Financial Statements.

86

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes	4.500%		01/15/28	1,000	$888,750
Gtd. Notes	5.625		05/01/24	2,500	2,503,125
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	5.000		10/15/27	2,800	2,631,160
Gtd. Notes(a)	5.500		05/01/24	5,025	5,075,250
Realty Income Corp., Sr. Unsec’d. Notes	3.000		01/15/27	13,790	12,638,641
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes	5.500		02/01/21	10,335	10,470,647
Simon Property Group LP, Sr. Unsec’d. Notes	3.375		03/15/22	350	347,336
Trust F/1401 (Mexico),
Sr. Unsec’d. Notes	5.250		12/15/24	2,000	1,993,520
Sr. Unsec’d. Notes, 144A(a)	5.250		12/15/24	2,830	2,820,831
Ventas Realty LP,
Gtd. Notes	3.100		01/15/23	12,040	11,662,627
Gtd. Notes	3.500		02/01/25	5,000	4,750,002
Gtd. Notes	3.850		04/01/27	31,660	30,094,423
WEA Finance LLC/Westfield UK & Europe Finance PLC (France), Gtd. Notes, 144A	3.250		10/05/20	13,220	13,159,434
Welltower, Inc.,
Sr. Unsec’d. Notes	4.000		06/01/25	10,745	10,479,148
Sr. Unsec’d. Notes	4.250		04/01/26	16,080	15,894,626

					187,658,790

Retail 0.4%
AutoZone, Inc., Sr. Unsec’d. Notes	3.250		04/15/25	18,000	16,907,251
Dollar Tree, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%	3.149	(c)	04/17/20	26,605	26,626,683
Home Depot, Inc. (The), Sr. Unsec’d. Notes(a)	3.000		04/01/26	1,385	1,312,244
L Brands, Inc.,
Gtd. Notes(a)	5.250		02/01/28	3,500	2,984,800
Gtd. Notes	5.625		02/15/22	5,313	5,366,130
Gtd. Notes(a)	5.625		10/15/23	15,425	15,252,240
Gtd. Notes	6.750		07/01/36	10,500	8,675,625

See Notes to Financial Statements.

PGIM Total Return Bond Fund	87

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Retail (cont’d.)
L Brands, Inc., (cont’d.)
Gtd. Notes	7.000%	05/01/20	2,950	$3,068,000
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	3.875	01/15/22	475	471,763
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	6.300	10/15/37	860	1,013,309
PetSmart, Inc., Sr. Sec’d. Notes, 144A(a)	5.875	06/01/25	19,360	15,100,800
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625	12/01/25	34,149	31,714,176

				128,493,021

Savings & Loans 0.0%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650	12/06/22	3,225	3,184,207

Semiconductors 0.4%
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Gtd. Notes(a)	3.000	01/15/22	7,950	7,696,033
Gtd. Notes	3.500	01/15/28	30,400	26,758,641
Gtd. Notes(a)	3.625	01/15/24	15,740	15,072,271
Gtd. Notes	3.875	01/15/27	33,000	30,301,898
Microchip Technology, Inc., Sr. Sec’d. Notes, 144A	3.922	06/01/21	12,015	11,927,531
Micron Technology, Inc., Sr. Unsec’d. Notes(a)	5.500	02/01/25	8,049	8,180,843
NVIDIA Corp., Sr. Unsec’d. Notes	2.200	09/16/21	7,940	7,700,885
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	3.875	09/01/22	6,600	6,377,250
Gtd. Notes, 144A(a)	4.625	06/01/23	16,600	16,454,750
QUALCOMM, Inc., Sr. Unsec’d. Notes	2.900	05/20/24	9,450	8,966,667

				139,436,769

Software 1.2%
CA, Inc., Sr. Unsec’d. Notes	3.600	08/15/22	28,170	27,855,845
First Data Corp., Gtd. Notes, 144A(a)	7.000	12/01/23	161,240	167,205,880

See Notes to Financial Statements.

88

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Software (cont’d.)
Fiserv, Inc.,
Sr. Unsec’d. Notes	2.700%		06/01/20		5,765	$5,703,645
Sr. Unsec’d. Notes	4.200		10/01/28		14,215	14,069,478
Infor US, Inc.,
Gtd. Notes	5.750		05/15/22	EUR	3,046	3,541,459
Gtd. Notes(a)	6.500		05/15/22		5,050	5,037,375
InterXion Holding NV (Netherlands), Gtd. Notes, 144A	4.750		06/15/25	EUR	53,150	62,758,526
IQVIA, Inc., Gtd. Notes, 144A	3.500		10/15/24	EUR	15,275	17,760,550
Microsoft Corp.,
Sr. Unsec’d. Notes	3.700		08/08/46		9,325	8,582,693
Sr. Unsec’d. Notes	3.950		08/08/56		5,965	5,549,841
Sr. Unsec’d. Notes	4.250		02/06/47		9,770	9,857,795
Sr. Unsec’d. Notes	4.450		11/03/45		1,685	1,740,146
Sr. Unsec’d. Notes	4.500		02/06/57		7,050	7,267,943
Nuance Communications, Inc., Gtd. Notes, 144A	5.375		08/15/20		4,553	4,555,846
Oracle Corp.,
Sr. Unsec’d. Notes(a)	2.400		09/15/23		31,410	29,703,261
Sr. Unsec’d. Notes(a)	2.950		05/15/25		52,640	49,926,513
Sr. Unsec’d. Notes(a)	3.800		11/15/37		18,205	16,594,559
Sr. Unsec’d. Notes(a)	4.300		07/08/34		3,265	3,198,897

						440,910,252

Telecommunications 1.2%
AT&T, Inc.,
Sr. Unsec’d. Notes	3.400		05/15/25		27,950	26,242,983
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.180%	3.514	(c)	06/12/24		14,165	14,204,294
Sr. Unsec’d. Notes(a)	3.800		03/01/24		1,350	1,324,902
Sr. Unsec’d. Notes	3.950		01/15/25		11,900	11,546,711
Sr. Unsec’d. Notes	4.500		05/15/35		4,295	3,874,957
Sr. Unsec’d. Notes(a)	4.550		03/09/49		2,414	2,002,156
Sr. Unsec’d. Notes(a)	5.150		03/15/42		2,700	2,484,296
Sr. Unsec’d. Notes(a)	5.250		03/01/37		12,650	12,078,615
Sr. Unsec’d. Notes	5.350		09/01/40		370	352,820
Bharti Airtel International Netherlands BV (India),
Gtd. Notes	5.125		03/11/23		1,955	1,896,319
Gtd. Notes(a)	5.350		05/20/24		1,400	1,344,882
Gtd. Notes, 144A(a)	5.125		03/11/23		5,751	5,578,378
Gtd. Notes, 144A(a)	5.350		05/20/24		1,200	1,152,756

See Notes to Financial Statements.

PGIM Total Return Bond Fund	89

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
CenturyLink, Inc.,
Sr. Unsec’d. Notes, Ser. S(a)	6.450%	06/15/21		11,710	$11,973,475
Sr. Unsec’d. Notes, Ser. V	5.625	04/01/20		19,189	19,428,862
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes	8.250	09/30/20		1,800	1,287,018
Sr. Unsec’d. Notes, 144A	8.250	09/30/20		1,950	1,394,270
Digicel Ltd. (Jamaica), Gtd. Notes, 144A	6.750	03/01/23		5,040	4,044,600
Level 3 Financing, Inc., Gtd. Notes	6.125	01/15/21		23,291	23,349,227
Motorola Solutions, Inc., Sr. Unsec’d. Notes	4.600	02/23/28		10,000	9,639,923
Qwest Capital Funding, Inc., Gtd. Notes	6.500	11/15/18		798	797,003
Sprint Capital Corp.,
Gtd. Notes(a)	6.875	11/15/28		4,800	4,722,000
Gtd. Notes	6.900	05/01/19		1,252	1,268,389
Gtd. Notes	8.750	03/15/32		27,050	29,552,125
Sprint Communications, Inc.,
Gtd. Notes, 144A	7.000	03/01/20		31,450	32,590,062
Gtd. Notes, 144A	9.000	11/15/18		8,796	8,813,592
Sprint Corp.,
Gtd. Notes(a)	7.625	02/15/25		15,250	15,840,938
Gtd. Notes	7.875	09/15/23		28,400	30,317,000
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, EMTN	6.375	06/24/19	GBP	9,350	12,252,796
T-Mobile USA, Inc., Gtd. Notes	6.000	03/01/23		12,915	13,242,266
Veon Holdings BV (Netherlands), Sr. Unsec’d. Notes, 144A	4.950	06/16/24		1,500	1,419,855
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	4.125	08/15/46		19,450	16,757,991
Sr. Unsec’d. Notes	4.500	08/10/33		30,750	29,884,896
Sr. Unsec’d. Notes(a)	4.522	09/15/48		9,815	8,984,286
Sr. Unsec’d. Notes(a)	4.672	03/15/55		1,800	1,624,699
Sr. Unsec’d. Notes	4.750	11/01/41		5,605	5,251,517
Sr. Unsec’d. Notes(a)	4.862	08/21/46		5,000	4,757,029
Sr. Unsec’d. Notes(a)	5.012	04/15/49		7,279	7,083,970
Wind Tre SpA (Italy),
Sr. Sec’d. Notes, 144A	2.625	01/20/23	EUR	15,800	16,634,516
Sr. Sec’d. Notes, 144A	3.125	01/20/25	EUR	34,875	35,945,871

					432,942,245

See Notes to Financial Statements.

90

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Textiles 0.0%
Cintas Corp. No 2,
Gtd. Notes	2.900%	04/01/22	8,105	$7,893,983
Gtd. Notes	3.700	04/01/27	8,960	8,640,869
Mohawk Industries, Inc., Sr. Unsec’d. Notes(a)	3.850	02/01/23	673	668,334

				17,203,186

Transportation 0.2%
AP Moller-Maersk A/S (Denmark), Sr. Unsec’d. Notes, 144A	2.550	09/22/19	3,655	3,621,608
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	4.375	09/01/42	2,850	2,783,261
Sr. Unsec’d. Notes	4.700	09/01/45	3,400	3,449,124
CSX Corp., Sr. Unsec’d. Notes	2.600	11/01/26	37,200	33,300,594
FedEx Corp.,
Gtd. Notes(a)	4.050	02/15/48	385	325,109
Gtd. Notes	4.550	04/01/46	6,605	6,088,829
Network Rail Infrastructure Finance PLC (United Kingdom), Gov’t. Gtd. Notes	1.750	01/24/19	1,000	998,012
Norfolk Southern Railway Co., Sr. Unsec’d. Notes	9.750	06/15/20	3,700	4,065,148
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.650	03/02/20	7,225	7,157,722
XPO Logistics, Inc., Gtd. Notes, 144A	6.500	06/15/22	1,699	1,741,475

				63,530,882

Trucking & Leasing 0.1%
Avolon Holdings Funding Ltd. (Ireland), Gtd. Notes, 144A(a)	5.500	01/15/23	20,000	19,900,000
Park Aerospace Holdings Ltd. (Ireland), Gtd. Notes, 144A(a)	5.500	02/15/24	9,660	9,565,815
Penske Truck Leasing Co. Lp/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	3.300	04/01/21	21,250	20,998,926

				50,464,741

See Notes to Financial Statements.

PGIM Total Return Bond Fund	91

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Water 0.0%
American Water Capital Corp., Sr. Unsec’d. Notes	3.750%	09/01/47	4,980	$4,340,343

TOTAL CORPORATE BONDS (cost $12,746,615,649)				12,276,282,784

MUNICIPAL BONDS 0.8%

California 0.2%
Bay Area Toll Authority,
BABs, Revenue Bonds,	6.263	04/01/49	12,630	16,703,428
BABs, Taxable, Revenue Bonds,	6.907	10/01/50	525	730,349
Los Angeles County Public Works Financing Authority, BABs, Revenue Bonds, Series Z	7.618	08/01/40	4,300	6,126,124
Los Angeles Department of Airports, BABs, Revenue Bonds	6.582	05/15/39	5,045	6,139,160
Los Angeles Department of Water & Power,
BABs, Revenue Bonds,	5.716	07/01/39	8,475	10,112,539
BABs, Taxable, Revenue Bonds, Series SY	6.008	07/01/39	6,200	7,354,192
State of California,
GO Unlimited, BABs	7.300	10/01/39	835	1,134,631
GO Unlimited, BABs	7.600	11/01/40	2,320	3,349,222
GO Unlimited, BABs	7.625	03/01/40	275	389,719
GO Unlimited, BABs, Taxable,	7.550	04/01/39	1,600	2,272,032
University of California,
BABs, Revenue Bonds,	5.770	05/15/43	500	585,545
Revenue Bonds,	4.767	05/15/2115	4,900	4,663,820
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	2,050	1,933,457
Taxable, Revenue Bonds, Series J	4.131	05/15/45	2,250	2,180,295

				63,674,513

Colorado 0.0%
Colorado Bridge Enterprise, BABs, Taxable, Revenue Bonds, Series SR	6.078	12/01/40	1,000	1,211,620
Regional Transportation District, BABs, Revenue Bonds, Series 2010B	5.844	11/01/50	3,320	4,134,728

				5,346,348

Illinois 0.3%
Chicago O’Hare International Airport, BABs, Revenue Bonds	6.395	01/01/40	3,170	3,993,693

See Notes to Financial Statements.

92

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Illinois (cont’d.)
Illinois State Toll Highway Authority, BABs, Revenue Bonds, Series A	6.184%	01/01/34	5,000	$6,038,700
State of Illinois, GO Unlimited, Series D	5.000	11/01/22	73,375	76,197,736

				86,230,129

Kentucky 0.0%
Kentucky State Property & Building Commission,
BABs, Revenue Bonds, Series C	4.303	11/01/19	800	806,712
BABs, Revenue Bonds, Series C	5.373	11/01/25	1,900	2,015,805

				2,822,517

New Jersey 0.1%
New Jersey State Turnpike Authority, BABs, Revenue Bonds, Series F	7.414	01/01/40	12,865	17,933,553
New Jersey Turnpike Authority, BABs, Revenue Bonds, Series A(a)	7.102	01/01/41	15,953	21,563,670
Rutgers State University, BABs, Revenue Bonds	5.665	05/01/40	1,350	1,558,372

				41,055,595

New York 0.2%
Metropolitan Transportation Authority, BABs, Taxable, Revenue Bonds	6.687	11/15/40	700	897,568
New York City Transitional Finance Authority Future Tax Secured Revenue, BABs, Revenue Bonds,	4.725	11/01/23	1,400	1,475,250
BABs, Revenue Bonds,	4.905	11/01/24	1,100	1,173,447
New York City Water & Sewer System, BABs, Taxable, Revenue Bonds	5.882	06/15/44	2,810	3,501,597
New York State Urban Development Corp., BABs, Taxable, Revenue Bonds	5.770	03/15/39	18,800	21,333,112
Port Authority of New York & New Jersey,
Consol. 174th, Revenue Bonds,	4.458	10/01/62	2,600	2,565,446
Revenue Bonds,	4.031	09/01/48	5,005	4,785,881
Taxable, Consol., Revenue Bonds, Series 192	4.810	10/15/65	8,650	9,139,850

				44,872,151

Ohio 0.0%
Ohio State University (The), BABs, Revenue Bonds, Series C	4.910	06/01/40	295	324,066

See Notes to Financial Statements.

PGIM Total Return Bond Fund	93

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

Ohio (cont’d.)
Ohio State University (The), (cont’d.) Taxable, Revenue Bonds, Series A	4.800%		06/01/2111	7,815	$7,961,297
Ohio State Water Development Authority Pollution Control Loan Fund, BABs, Revenue Bonds	4.879		12/01/34	375	398,903

					8,684,266

Oklahoma 0.0%
Oklahoma Development Finance Authority, Taxable, Revenue Bonds, Series C	5.450		08/15/28	5,000	5,166,350

Oregon 0.0%
Oregon State Department of Transportation Highway, BABs, Revenue Bonds, Series A	5.834		11/15/34	675	802,615

Pennsylvania 0.0%
Pennsylvania Turnpike Commission,
BABs, Revenue Bonds,	6.105		12/01/39	400	488,716
BABs, Revenue Bonds, Series B	5.511		12/01/45	5,370	6,226,622

					6,715,338

Texas 0.0%
City Public Service Board of San Antonio, Taxable, Revenue Bonds	4.427		02/01/42	6,480	6,770,110

Virginia 0.0%
University of Virginia, Taxable, Revenue Bonds, Series C	4.179		09/01/2117	9,850	9,074,706

TOTAL MUNICIPAL BONDS (cost $286,600,656)					281,214,638

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.3%
Alternative Loan Trust, Series 2004-18CB, Class 3A1	5.250		09/25/19	20	19,950
American Home Mortgage Investment Trust, Series 2004-04, Class 4A, 6 Month LIBOR + 2.000%	4.601	(c)	02/25/45	54	54,481

See Notes to Financial Statements.

94

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
APS Resecuritization Trust, Series 2016-01, Class 1A, 144A, 1 Month LIBOR + 0.150%	2.406	%(c)	07/27/57	8,162	$7,898,790
Banc of America Funding Corp.,
Series 2014-R02, Class 2A1, 144A, 1 Month LIBOR + 0.210%	2.504	(c)	05/26/37	1,634	1,620,411
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%	2.471	(c)	03/27/36	14,866	14,567,007
Series 2015-R03, Class 2A1, 144A, 1 Month LIBOR + 0.130%	2.411	(c)	02/27/37	20,714	20,153,126
Series 2015-R03, Class 6A1, 144A, 1 Month LIBOR + 0.170%	2.451	(c)	05/27/36	15,989	15,810,617
Series 2015-R04, Class 4A1, 144A	3.500	(cc)	01/27/30	6,499	6,432,102
Banc of America Funding Trust,
Series 2005-D, Class A1	4.232	(cc)	05/25/35	71	74,388
Series 2006-I, Class 4A1	3.748	(cc)	10/20/46	48	37,911
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500%	4.092	(c)	09/26/45	3,089	3,165,004
Series 2015-R02, Class 5A1, 144A, 1 Month LIBOR + 0.165%	2.446	(c)	09/29/36	14,698	14,424,838
Series 2015-R09, Class 2A1, 144A, 1 Month LIBOR + 0.205%	2.486	(c)	02/26/37	9,197	8,925,657
Banc of America Mortgage Trust,
Series 2004-02, Class 5A1	6.500		10/25/31	2	2,327
Series 2004-E, Class 2A6	4.387	(cc)	06/25/34	410	409,518
Series 2005-B, Class 2A1	3.899	(cc)	03/25/35	501	489,749
Series 2005-B, Class 2A2	3.899	(cc)	03/25/35	17	16,602
Bear Stearns ALT-A Trust,
Series 2005-04, Class 23A1	4.020	(cc)	05/25/35	161	161,795
Series 2005-04, Class 23A2	4.020	(cc)	05/25/35	54	54,301
Bear Stearns ARM Trust,
Series 2002-11, Class 1A1	4.326	(cc)	02/25/33	4	4,397
Series 2005-04, Class 3A1	4.135	(cc)	08/25/35	271	250,143
Series 2007-03, Class 1A1	3.950	(cc)	05/25/47	343	308,195
Bellemeade Re Ltd.,
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700%	3.981	(c)	10/25/27	14,013	14,093,555
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600%	3.881	(c)	04/25/28	30,766	30,926,509
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950%	3.231	(c)	08/25/28	31,650	31,688,831
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350%	3.631	(c)	08/25/28	11,650	11,686,466
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600%	3.881	(c)	08/25/28	11,950	12,031,742

See Notes to Financial Statements.

PGIM Total Return Bond Fund	95

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Bellemeade Re Ltd., (cont’d.)
Series 2018-03A, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	3.480	%(c)	10/25/27	21,650	$21,636,454
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	4.130	(c)	10/25/27	32,840	32,839,901
CHL Mortgage Pass-Through Trust,
Series 2003-53, Class A1	4.241	(cc)	02/19/34	12,453	12,658,596
Series 2005-29, Class A1	5.750		12/25/35	715	622,144
Series 2005-HYB09, Class 3A2A, 12 Month LIBOR + 1.750%	4.592	(c)	02/20/36	31	27,090
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000%	4.256	(c)	12/25/57	60,120	60,177,982
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000%	4.256	(c)	01/25/57	89,252	90,934,875
Series 2017-06, Class A1, 144A	3.015	(cc)	06/25/57	32,224	30,923,434
Series 2017-08, Class A1, 144A	3.000	(cc)	12/25/65	70,648	68,932,460
Citigroup Mortgage Loan Trust, Series 2011-12, Class 3A2, 144A	4.099	(cc)	09/25/47	8,268	7,807,354
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%	3.731	(c)	01/25/29	6,484	6,524,490
Fannie Mae REMICS,
Series 2000-32, Class FM, 1 Month LIBOR + 0.450%	2.737	(c)	10/18/30	1	945
Series 2001-29, Class Z	6.500		07/25/31	38	41,517
Freddie Mac REMICS,
Series -1628, Class LZ	6.500		12/15/23	14	15,165
Series -1935, Class JZ	7.000		02/15/27	80	86,686
Series -2241, Class PH	7.500		07/15/30	36	40,854
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN03, Class M3, 1 Month LIBOR + 4.000%	6.281	(c)	08/25/24	1,411	1,533,152
Series 2014-DN04, Class M3, 1 Month LIBOR + 4.550%	6.831	(c)	10/25/24	3,589	3,965,837
Series 2015-DNA01, Class M2, 1 Month LIBOR + 1.850%	4.131	(c)	10/25/27	13,776	13,991,982
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300%	5.581	(c)	10/25/27	48,903	54,698,995
Series 2016-DNA04, Class M2, 1 Month LIBOR + 1.300%	3.581	(c)	03/25/29	37,860	38,131,524
Series 2016-HQA02, Class M2, 1 Month LIBOR + 2.250%	4.531	(c)	11/25/28	9,817	10,013,029

See Notes to Financial Statements.

96

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Freddie Mac Structured Agency Credit Risk Debt Notes, (cont’d.)
Series 2016-HQA03, Class M2, 1 Month LIBOR + 1.350%	3.631	%(c)	03/25/29	11,730	$11,898,819
Series 2016-HQA04, Class M2, 1 Month LIBOR + 1.300%	3.587	(c)	04/25/29	30,250	30,597,548
Freddie Mac Structured Pass-Through Certificates,
Series T-61, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400%	3.346	(c)	07/25/44	147	148,163
Series T-63, Class 1A1, Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.200%	2.970	(c)	02/25/45	15	15,456
Government National Mortgage Assoc., Series 2015-165, Class IB, IO	3.500		11/20/42	12,268	1,675,689
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A1, 144A, 1 Month LIBOR + 0.140%	2.421	(c)	01/26/37	7,377	7,275,561
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140%	2.421	(c)	01/26/37	6,300	6,030,712
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140%	2.421	(c)	10/26/36	11,592	11,372,783
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140%	2.421	(c)	10/26/36	5,200	4,981,638
HarborView Mortgage Loan Trust, Series 2007-07, Class 2A1A, 1 Month LIBOR + 1.000%	3.281	(c)	10/25/37	20,395	20,449,462
Home Re Ltd., Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600%	3.830	(c)	10/25/28	13,340	13,339,413
Impac CMB Trust, Series 2005-01, Class 1A1, 1 Month LIBOR + 0.520%	2.801	(c)	04/25/35	2,125	2,065,207
IndyMac ARM Trust, Series 2001-H02, Class A1	3.909	(cc)	01/25/32	2	2,315
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR19, Class 5A2	3.942	(cc)	08/25/36	12,264	11,500,428
Series 2007-FLX04, Class 2A1, 1 Month LIBOR + 0.180%	2.461	(c)	07/25/37	4,505	4,362,748
JPMorgan Alternative Loan Trust, Series 2006-A01, Class 4A1	3.725	(cc)	03/25/36	195	181,577
JPMorgan Resecuritization Trust Series, Series 2015-02, Class 2A1, 144A, 1 Month LIBOR + 2.000%	4.256	(c)	08/26/46	2,999	3,010,856
LSTAR Securities Investment Ltd., Series 2017-05, Class A, 144A, 1 Month LIBOR + 2.000%	4.256	(c)	05/01/22	27,461	27,420,096

See Notes to Financial Statements.

PGIM Total Return Bond Fund	97

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
LSTAR Securities Investment Ltd., (cont’d.)
Series 2017-08, Class A, 144A, 1 Month LIBOR + 1.650%	3.906	%(c)	11/01/22	23,219	$23,363,400
Series 2017-09, Class A, 144A, 1 Month LIBOR + 1.550%	3.806	(c)	12/01/22	7,763	7,749,191
LSTAR Securities Investment Trust,
Series 2017-06, Class A, 144A, 1 Month LIBOR + 1.750%	4.006	(c)	09/01/22	23,336	23,460,743
Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500%	3.756	(c)	04/01/23	62,577	62,616,430
MASTR Alternative Loan Trust,
Series 2004-02, Class 4A1	5.000		02/25/19	2	1,796
Series 2004-04, Class 4A1	5.000		04/25/19	2	2,166
MetLife Securitization Trust, Series 2018-01A, Class A, 144A	3.750	(cc)	03/25/57	35,429	35,165,997
New Residential Mortgage Loan Trust, Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	3.031	(c)	01/25/48	52,717	52,717,735
Oaktown Re Ltd., Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550%	3.831	(c)	07/25/28	15,300	15,318,461
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-02, Class M1, 1 Month LIBOR + 0.645%	2.926	(c)	04/25/35	746	745,909
Prime Mortgage Trust, Series 2004-CL01, Class 1A2, 1 Month LIBOR + 0.400%	2.681	(c)	02/25/34	15	13,960
Radnor RE Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400%	3.681	(c)	03/25/28	34,820	34,875,169
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700%	4.981	(c)	03/25/28	18,290	18,539,717
Regal Trust IV, Series 1999-01, Class A, 144A, 11th District Cost of Funds Index (COFI Rate) + 1.500%	2.434	(c)	09/29/31	14	13,360
RFMSI Trust, Series 2003-S9, Class A1	6.500		03/25/32	11	10,906
STACR Trust, Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750%	2.884	(c)	09/25/48	38,580	38,631,014
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3	4.225	(cc)	02/25/34	156	157,019

See Notes to Financial Statements.

98

Description	Interest Rate		Maturity Date	Principal Amount (000)#			Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Structured Adjustable Rate Mortgage Loan Trust, (cont’d.) Series 2004-18, Class 3A1	4.199	%(cc)	12/25/34		12,569		$12,545,917
Structured Asset Mortgage Investments Trust, Series 2002-AR03, Class A1, 1 Month LIBOR + 0.660%	2.942	(c)	09/19/32		16		15,880
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2002-14A, Class 2A1	4.275	(cc)	07/25/32		—	(r)	469
WaMu Mortgage Pass-Through Certificates Series Trust,
Series 2004-AR08, Class A1, 1 Month LIBOR + 0.420%	2.701	(c)	06/25/44		1,726		1,689,428
Series 2004-AR10, Class A3, 1 Month LIBOR + 0.550%	2.831	(c)	07/25/44		3,118		3,152,044
Series 2005-AR05, Class A6	3.896	(cc)	05/25/35		1,537		1,547,798
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR01, Class 2A	3.689	(cc)	02/25/33		1		570
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR04, Class 2A2	4.027	(cc)	04/25/35		238		239,942
Series 2006-AR02, Class 2A1	4.083	(cc)	03/25/36		89		91,074
Series 2006-AR06, Class 6A1	4.617	(cc)	03/25/36		6,733		6,843,346
Series 2006-AR10, Class 1A1	4.283	(cc)	07/25/36		191		186,658

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,127,774,423)							1,146,937,448

SOVEREIGN BONDS 13.0%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes	2.500		10/11/22		6,000		5,749,920
Albania Government International Bond (Albania), Bonds	2.730	(s)	08/31/25		68,992		46,215,885
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	2.260		12/31/38	EUR	17,020		10,778,106
Sr. Unsec’d. Notes	3.375		10/12/20	CHF	16,000		14,934,498
Sr. Unsec’d. Notes	4.625		01/11/23		43,675		36,905,375
Sr. Unsec’d. Notes	6.875		04/22/21		22,325		21,353,862
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	24,835		25,401,337
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	7,238		7,378,580
Sr. Unsec’d. Notes	8.280		12/31/33		8,546		7,327,699
Sr. Unsec’d. Notes	8.280		12/31/33		722		610,132

See Notes to Financial Statements.

PGIM Total Return Bond Fund	99

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Argentine Republic Government International Bond (Argentina), (cont’d.)
Unsec’d. Notes	5.000%		01/15/27	EUR	6,650	$5,800,306
Brazil Loan Trust 1 (Brazil), Gov’t. Gtd. Notes	5.477		07/24/23		11,250	11,345,243
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333		02/15/28		44,405	43,017,344
Gov’t. Gtd. Notes, 144A	5.333		02/15/28		4,488	4,347,750
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	2.875		04/01/21	EUR	21,200	24,833,792
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	4.375		07/12/21		7,600	7,698,800
Sr. Unsec’d. Notes(a)	5.000		06/15/45		1,400	1,325,114
Sr. Unsec’d. Notes	7.375		03/18/19		7,422	7,537,115
Sr. Unsec’d. Notes	7.375		09/18/37		1,015	1,225,613
Sr. Unsec’d. Notes	8.375		02/15/27		900	1,009,800
Sr. Unsec’d. Notes	11.750		02/25/20		14,550	16,085,025
Costa Rica Government International Bond (Costa Rica), Bonds	4.370		05/22/19		14,780	14,687,845
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes	6.375		03/24/21		800	839,619
Sr. Unsec’d. Notes	6.750		11/05/19		21,000	21,639,450
Cyprus Government International Bond (Cyprus), Sr. Unsec’d. Notes, EMTN	4.750		06/25/19	EUR	1,700	1,983,086
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	7.500		05/06/21		37,930	39,257,550
Sr. Unsec’d. Notes, 144A	5.500		01/27/25		6,000	5,919,000
Sr. Unsec’d. Notes, 144A	6.000		07/19/28		6,400	6,344,000
Sr. Unsec’d. Notes, 144A	7.500		05/06/21		2,500	2,587,500
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A(a)	6.588		02/21/28		10,875	9,960,086
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/16/26	EUR	29,625	31,406,480
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.375		08/05/26		8,420	7,619,140
Sr. Unsec’d. Notes, 144A	3.875		02/01/28		11,845	10,997,407
Finland Government International Bond (Finland), Sr. Unsec’d. Notes	6.950		02/15/26		33,908	40,650,041
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN	2.375		06/04/25		2,400	2,244,744
Gov’t. Gtd. Notes, EMTN	2.375		06/04/25		12,400	11,597,844
Hellenic Republic Government Bond (Greece), Bonds	0.000	(cc)	10/15/42	EUR	4,825,862	16,397,951

See Notes to Financial Statements.

100

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Hellenic Republic Government Bond (Greece), (cont’d.)
Bonds	3.000%	02/24/23	EUR	1,282	$1,439,148
Bonds	3.000	02/24/24	EUR	3,684	4,106,131
Bonds	3.000	02/24/25	EUR	5,215	5,712,117
Bonds	3.000	02/24/26	EUR	7,702	8,417,904
Bonds(a)	3.000	02/24/27	EUR	16,497	17,805,078
Bonds	3.000	02/24/28	EUR	7,080	7,548,116
Bonds	3.000	02/24/29	EUR	4,569	4,814,096
Bonds	3.000	02/24/30	EUR	9,300	9,645,682
Bonds	3.000	02/24/31	EUR	5,468	5,602,642
Bonds	3.000	02/24/32	EUR	4,606	4,650,939
Bonds	3.000	02/24/33	EUR	14,078	13,982,918
Bonds	3.000	02/24/34	EUR	4,756	4,643,614
Bonds	3.000	02/24/35	EUR	4,160	3,995,473
Bonds	3.000	02/24/36	EUR	9,226	8,738,393
Bonds	3.000	02/24/37	EUR	7,410	6,931,530
Bonds	3.000	02/24/38	EUR	2,810	2,621,799
Bonds	3.000	02/24/39	EUR	4,435	4,125,129
Bonds(a)	3.000	02/24/40	EUR	2,814	2,615,953
Bonds	3.000	02/24/41	EUR	4,509	4,187,948
Bonds	3.000	02/24/42	EUR	3,073	2,860,752
Bonds	3.500	01/30/23	EUR	5,000	5,705,694
Bonds	3.750	01/30/28	EUR	23,842	26,022,613
Sr. Unsec’d. Notes, 144A	3.375	02/15/25	EUR	10,250	11,252,257
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.000	03/11/19	EUR	4,130	4,725,165
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	191,000	215,729,253
Sr. Unsec’d. Notes	6.140	04/14/28	EUR	131,700	163,981,708
Hong Kong Sukuk 2014 Ltd. (Hong Kong), Sr. Unsec’d. Notes	2.005	09/18/19		5,200	5,152,836
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	5.375	02/21/23		35,526	37,322,834
Sr. Unsec’d. Notes	5.375	03/25/24		6,790	7,198,758
Sr. Unsec’d. Notes	5.750	11/22/23		24,700	26,459,924
Sr. Unsec’d. Notes	6.250	01/29/20		28,545	29,472,712
Sr. Unsec’d. Notes	6.375	03/29/21		235,700	249,488,450
Sr. Unsec’d. Notes(a)	7.625	03/29/41		272	369,240
Iceland Government International Bond (Iceland),
Sr. Unsec’d. Notes, EMTN	0.500	12/20/22	EUR	56,571	64,678,192
Sr. Unsec’d. Notes, EMTN	2.500	07/15/20	EUR	3,500	4,136,913
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	15,914	19,084,759
Sr. Unsec’d. Notes	7.750	01/17/38		3,000	3,738,519

See Notes to Financial Statements.

PGIM Total Return Bond Fund	101

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Indonesia Government International Bond (Indonesia), (cont’d.)
Sr. Unsec’d. Notes, 144A	3.375%		07/30/25	EUR	6,800	$8,154,855
Sr. Unsec’d. Notes, 144A	7.750		01/17/38		2,500	3,115,433
Sr. Unsec’d. Notes, 144A, MTN	2.150		07/18/24	EUR	1,750	1,984,545
Sr. Unsec’d. Notes, EMTN	2.625		06/14/23	EUR	17,000	19,952,939
Sr. Unsec’d. Notes, EMTN	2.875		07/08/21	EUR	87,100	103,704,335
Sr. Unsec’d. Notes, EMTN	3.750		06/14/28	EUR	29,251	35,708,159
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes	6.752		03/09/23		9,216	8,971,407
Unsec’d. Notes, 144A	5.800		01/15/28		2,750	2,518,967
Israel Government International Bond (Israel),
Sr. Unsec’d. Notes	2.875		03/16/26		2,000	1,880,160
Sr. Unsec’d. Notes	3.150		06/30/23		10,000	9,835,400
Sr. Unsec’d. Notes	4.000		06/30/22		11,700	11,880,788
Sr. Unsec’d. Notes, EMTN	2.875		01/29/24	EUR	9,500	11,868,840
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec’d. Notes, 144A	5.125		06/15/25	EUR	7,375	8,213,750
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes	1.500		07/21/21		47,310	45,118,384
Gov’t. Gtd. Notes	1.750		11/13/18		6,000	5,998,140
Gov’t. Gtd. Notes	1.750		05/29/19		6,800	6,755,052
Gov’t. Gtd. Notes	1.875		04/20/21		4,165	4,027,584
Gov’t. Gtd. Notes	2.000		11/04/21		3,200	3,078,967
Gov’t. Gtd. Notes	2.125		06/01/20		5,000	4,921,643
Gov’t. Gtd. Notes	2.125		07/21/20		7,400	7,269,786
Gov’t. Gtd. Notes	2.125		11/16/20		14,400	14,084,327
Gov’t. Gtd. Notes	2.125		02/10/25		15,000	13,862,305
Gov’t. Gtd. Notes	2.250		02/24/20		9,200	9,103,827
Gov’t. Gtd. Notes	2.375		07/21/22		4,000	3,860,435
Gov’t. Gtd. Notes(a)	2.375		11/16/22		850	817,801
Gov’t. Gtd. Notes	2.500		06/01/22		43,700	42,417,752
Gov’t. Gtd. Notes3 Month LIBOR + 0.360%	2.698	(c)	11/13/18		14,000	14,001,540
Gov’t. Gtd. Notes	3.375		07/31/23		2,800	2,792,626
Gov’t. Gtd. Notes	3.375		10/31/23		5,600	5,587,637
Japan Finance Organization for Municipalities (Japan),
Gov’t. Gtd. Notes	4.000		01/13/21		1,000	1,014,402
Gov’t. Gtd. Notes	4.000		01/13/21		710	720,226
Sr. Unsec’d. Notes, 144A	3.375		09/27/23		13,800	13,727,353
Sr. Unsec’d. Notes, 144A, MTN	2.000		09/08/20		7,000	6,833,617
Sr. Unsec’d. Notes, 144A, MTN	2.125		04/13/21		15,090	14,626,053
Sr. Unsec’d. Notes, 144A, MTN	2.125		10/25/23		21,000	19,659,273
Sr. Unsec’d. Notes, 144A, MTN	2.375		02/13/25		44,000	40,876,264
Sr. Unsec’d. Notes, 144A, MTN	2.625		04/20/22		8,600	8,355,381

See Notes to Financial Statements.

102

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Japan Finance Organization for Municipalities (Japan), (cont’d.)
Sr. Unsec’d. Notes, EMTN	2.125%	02/12/21		4,200	$4,082,413
Sr. Unsec’d. Notes, EMTN	2.125	04/13/21		9,076	8,796,958
Japan International Cooperation Agency (Japan), Gov’t. Gtd. Notes	1.875	11/13/19		13,300	13,123,123
Kingdom of Belgium Government International Bond (Belgium),
Notes, 144A	8.875	12/01/24		6,830	8,677,836
Sr. Unsec’d. Notes, MTN	1.625	01/15/20		5,000	4,922,750
Latvia Government International Bond (Latvia),
Sr. Unsec’d. Notes	2.750	01/12/20		6,100	6,048,150
Sr. Unsec’d. Notes	5.250	06/16/21		18,500	19,276,852
Sr. Unsec’d. Notes, EMTN	2.625	01/21/21	EUR	600	718,663
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes	6.125	03/09/21		56,129	59,413,894
Sr. Unsec’d. Notes	6.625	02/01/22		144,034	157,184,304
Sr. Unsec’d. Notes	7.375	02/11/20		52,935	55,634,685
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes	1.875	02/23/22	EUR	3,000	3,507,821
Sr. Unsec’d. Notes(a)	2.750	04/22/23	EUR	5,000	6,063,043
Sr. Unsec’d. Notes	4.600	02/10/48		21,575	18,716,744
Sr. Unsec’d. Notes, EMTN	2.375	04/09/21	EUR	4,000	4,754,853
Sr. Unsec’d. Notes, GMTN	5.500	02/17/20	EUR	58,993	71,349,664
Sr. Unsec’d. Notes, MTN	4.750	03/08/44		18,140	16,081,291
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	3.750	03/16/25		3,700	3,603,837
Sr. Unsec’d. Notes	9.375	01/16/23		10,800	13,311,000
Parpublica-Participacoes Publicas SGPS SA (Portugal), Sr. Unsec’d. Notes, EMTN	3.750	07/05/21	EUR	1,000	1,220,764
Perusahaan Penerbit SBSN Indonesia II (Indonesia), Sr. Unsec’d. Notes	4.000	11/21/18		3,000	2,996,250
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes	3.750	03/01/30	EUR	3,650	4,891,651
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	9.500	02/02/30		3,500	5,037,889
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, EMTN	5.125	10/15/24		495,192	514,395,546
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, 144A	3.875	02/15/30	EUR	11,790	15,669,433
Province of Alberta (Canada),
Sr. Unsec’d. Notes(a)	2.050	08/17/26		8,800	7,954,135
Sr. Unsec’d. Notes(a)	2.200	07/26/22		6,355	6,109,858

See Notes to Financial Statements.

PGIM Total Return Bond Fund	103

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Province of Alberta (Canada), (cont’d.) Sr. Unsec’d. Notes	3.300%		03/15/28		31,270	$30,457,380
Province of British Columbia (Canada),
Bonds	7.250		09/01/36		7,230	10,444,807
Sr. Unsec’d. Notes	6.500		01/15/26		20,671	24,338,138
Province of Manitoba (Canada),
Debentures	9.250		04/01/20		1,245	1,345,286
Sr. Unsec’d. Notes	2.125		05/04/22		15,680	15,046,058
Sr. Unsec’d. Notes(a)	2.125		06/22/26		2,700	2,443,682
Province of Nova Scotia (Canada),
Debentures	8.250		07/30/22		6,400	7,432,816
Debentures	8.750		04/01/22		1,990	2,317,851
Debentures	9.250		03/01/20		81	87,141
Province of Ontario (Canada),
Sr. Unsec’d. Notes	2.250		05/18/22		18,820	18,148,864
Sr. Unsec’d. Notes	3.400		10/17/23		21,675	21,714,974
Province of Quebec (Canada),
Debentures	7.125		02/09/24		1,830	2,140,261
Debentures	7.500		07/15/23		1,705	1,990,977
Sr. Unsec’d. Notes	7.500		09/15/29		15	20,167
Unsec’d. Notes, MTN	6.350		01/30/26		3,613	4,171,465
Unsec’d. Notes, MTN	7.140		02/27/26		6,050	7,231,661
Unsec’d. Notes, MTN	7.295		07/22/26		186	226,623
Unsec’d. Notes, MTN	7.365		03/06/26		82	100,101
Unsec’d. Notes, MTN	7.380		04/09/26		100	122,412
Unsec’d. Notes, MTN	7.485		03/02/26		11,700	14,368,155
Province of Saskatchewan (Canada), Debentures	8.500		07/15/22		6,055	7,069,757
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A	6.500		02/15/23		12,615	10,785,825
Sr. Unsec’d. Notes, 144A	9.950		06/09/21		20,590	20,120,548
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes	6.400		01/20/40		1,950	2,382,042
Sr. Unsec’d. Notes	6.550		04/09/19		7,000	7,106,820
Sr. Unsec’d. Notes, 144A	5.103		04/23/48		28,705	29,135,575
Republic of Austria Government International Bond (Austria),
Sr. Unsec’d. Notes3 Month EURIBOR + 0.250%	0.000	(cc)	06/22/22	EUR	2,231	2,543,101
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 10Y Index + 0.000% (Cap N/A, Floor 1.750%)	1.750	(c)	03/04/20	EUR	7,500	8,681,291
Republic of Italy Government International Bond (Italy), Sr. Unsec’d. Notes	6.875		09/27/23		134,198	143,960,636

See Notes to Financial Statements.

104

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Republic of Italy Government International Bond (Italy), (cont’d.)
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 10Y Index + 0.000% (Cap 7.000%, Floor 2.000%)	2.000	%(c)	06/15/20	EUR	73,570	$84,165,233
Sr. Unsec’d. Notes, EMTN	3.444		12/31/24	EUR	59,422	69,599,242
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 10Y Index + 0.000% (Cap N/A, Floor 4.000%)	4.000	(c)	05/06/19	EUR	15,000	17,284,430
Sr. Unsec’d. Notes, MTN	5.375		06/15/33		13,511	13,538,758
Republic of Italy Government International Bond Strips Coupon (Italy), Sr. Unsec’d. Notes	3.518	(s)	03/27/23		4,000	3,248,452
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes(a)	3.000		03/17/23		10,000	9,739,700
Sr. Unsec’d. Notes	5.000		03/23/22		29,643	31,006,282
Sr. Unsec’d. Notes	5.125		04/21/21		10,000	10,395,000
Sr. Unsec’d. Notes, EMTN	3.250		05/15/19	CHF	27,000	27,368,614
Sr. Unsec’d. Notes, EMTN	4.200		04/15/20	EUR	109,790	131,978,302
Republic of South Africa Government International Bond (South Africa),
Notes, EMTN	3.800		09/07/21	JPY	1,600,000	15,036,115
Sr. Unsec’d. Notes	3.750		07/24/26	EUR	600	695,706
Sr. Unsec’d. Notes	4.850		09/27/27		20,000	18,075,000
Sr. Unsec’d. Notes(a)	5.875		09/16/25		11,600	11,439,456
Sr. Unsec’d. Notes	6.875		05/27/19		26,000	26,377,260
Republic of Trinidad & Tobago (Trinidad & Tobago), Sr. Unsec’d. Notes	3.750		06/27/30	JPY	11,000,000	108,626,401
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A	5.125		06/15/48		5,000	4,624,720
Sr. Unsec’d. Notes, 144A, MTN	2.375		04/19/27	EUR	6,600	7,457,359
Sr. Unsec’d. Notes, 144A, MTN	3.875		10/29/35	EUR	19,865	22,308,722
Sr. Unsec’d. Notes, 144A, MTN	4.875		01/22/24		2,044	2,082,427
Sr. Unsec’d. Notes, EMTN	3.875		10/29/35	EUR	24,520	27,536,364
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	4.000		04/17/25		18,785	18,445,517
Sr. Unsec’d. Notes, MTN	2.375		10/26/21		1,000	955,180
Senegal Government International Bond (Senegal), Sr. Unsec’d. Notes, 144A	4.750		03/13/28	EUR	13,260	13,999,078
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A	7.250		09/28/21		2,800	3,020,388

See Notes to Financial Statements.

PGIM Total Return Bond Fund	105

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Serbia International Bond (Serbia), (cont’d.)
Unsec’d. Notes	5.875%		12/03/18		15,919	$15,946,221
Slovakia Government International Bond (Slovakia), Sr. Unsec’d. Notes	4.375		05/21/22		17,643	18,195,226
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes	4.125		02/18/19		5,925	5,922,985
Sr. Unsec’d. Notes	5.250		02/18/24		160,836	172,526,847
Sr. Unsec’d. Notes, 144A	5.250		02/18/24		94,918	101,817,400
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, EMTN	5.010		11/21/44		7,800	7,509,325
State of Saxony-Anhalt (Germany), Sr. Unsec’d. Notes	1.375		10/15/19		20,000	19,687,520
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes	2.000		05/17/21		15,530	15,004,791
Sr. Unsec’d. Notes	2.125		05/20/19		12,600	12,549,487
Sr. Unsec’d. Notes	2.125		05/19/20		6,550	6,432,860
Sr. Unsec’d. Notes	2.500		06/08/22		2,000	1,936,236
Sr. Unsec’d. Notes, 144A	2.000		05/17/21		13,300	12,850,207
Sr. Unsec’d. Notes, 144A	2.500		06/08/22		3,600	3,485,225
Sr. Unsec’d. Notes, 144A	3.250		06/01/23		6,200	6,151,801
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes	5.625		03/30/21		19,910	19,411,135
Sr. Unsec’d. Notes	7.000		06/05/20		14,590	14,684,310
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	7.750		09/01/21		9,455	9,300,978
Sr. Unsec’d. Notes	7.750		09/01/23		4,000	3,804,792
Sr. Unsec’d. Notes, 144A	7.750		09/01/21		420	413,158
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.975		04/20/55		13,360	12,391,400
Sr. Unsec’d. Notes	7.000		06/28/19	EUR	500	583,023
Wakala Global Sukuk Bhd (Malaysia), Sr. Unsec’d. Notes	4.646		07/06/21		3,260	3,362,071

TOTAL SOVEREIGN BONDS (cost $4,790,328,470)						4,613,726,706

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.7%
Fannie Mae Strips Interest	2.276	(s)	11/15/26		100	75,457
Fannie Mae Strips Interest	2.461	(s)	05/15/27		18,594	13,740,682
Fannie Mae Strips Interest	3.032	(s)	11/15/29		237	159,084
Fannie Mae Strips Interest	3.041	(s)	07/15/30		1,542	1,005,798
Fannie Mae Strips Interest	3.058	(s)	05/15/30		1,613	1,058,197
Fannie Mae Strips Interest	3.067	(s)	11/15/30		314	202,096
Fannie Mae Strips Interest	3.077	(s)	07/15/29		4,091	2,779,162
Fannie Mae Strips Interest	3.088	(s)	11/15/27		360	261,364

See Notes to Financial Statements.

106

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Fannie Mae Strips Principal, MTN	2.567	%(s)	10/08/27	2,275	$1,657,700
Fannie Mae Strips Principal, MTN	2.874	(s)	03/23/28	1,900	1,357,137
Fannie Mae Strips Principal	3.097	(s)	01/15/30	2,597	1,731,978
Fannie Mae Strips Principal, MTN	3.212	(s)	05/15/30	9,041	5,937,706
Fannie Mae Strips Principal	3.535	(s)	07/15/37	2,295	1,111,549
Federal Farm Credit Banks	3.000		01/14/30	541	509,954
Federal Home Loan Banks	2.250		10/27/26	7,105	6,397,136
Federal Home Loan Mortgage Corp., MTN	2.550	(s)	12/17/29	1,485	995,291
Federal Home Loan Mortgage Corp., MTN	2.559	(s)	12/14/29	4,500	3,011,762
Federal Home Loan Mortgage Corp., MTN(k)	3.155	(s)	12/11/25	34,748	27,295,923
Federal Home Loan Mortgage Corp., MTN	3.325	(s)	06/03/24	13,345	11,094,162
Federal Home Loan Mortgage Corp.	4.500		09/01/39	1,029	1,066,310
Federal Home Loan Mortgage Corp.	5.000		01/01/39	93	98,533
Federal Home Loan Mortgage Corp.	5.000		07/01/40	177	186,204
Federal Home Loan Mortgage Corp.	5.500		06/01/31	2	2,604
Federal Home Loan Mortgage Corp.	5.500		10/01/33	346	379,112
Federal Home Loan Mortgage Corp.	5.500		07/01/34	5	5,546
Federal Home Loan Mortgage Corp.	6.000		10/01/32	19	20,765
Federal Home Loan Mortgage Corp.	6.000		12/01/32	13	13,730
Federal Home Loan Mortgage Corp.	6.000		02/01/33	13	14,092
Federal Home Loan Mortgage Corp.	6.000		11/01/33	130	142,955
Federal Home Loan Mortgage Corp.	6.000		01/01/34	65	71,858
Federal Home Loan Mortgage Corp.	6.000		11/01/36	2	2,533
Federal Home Loan Mortgage Corp.	6.000		12/01/36	2	2,477
Federal Home Loan Mortgage Corp.(k)	6.250		07/15/32	30,948	40,107,865
Federal Home Loan Mortgage Corp.	6.500		07/01/32	2	2,670
Federal Home Loan Mortgage Corp.	6.500		07/01/32	3	3,379
Federal Home Loan Mortgage Corp.	6.500		08/01/32	2	2,229
Federal Home Loan Mortgage Corp.	6.500		08/01/32	5	5,064
Federal Home Loan Mortgage Corp.	6.500		08/01/32	5	5,287
Federal Home Loan Mortgage Corp.	6.500		08/01/32	5	5,603
Federal Home Loan Mortgage Corp.	6.500		09/01/32	33	36,239
Federal Home Loan Mortgage Corp.	6.500		11/01/33	27	29,850
Federal Home Loan Mortgage Corp.(k)	6.750		03/15/31	52,373	69,344,261
Federal Home Loan Mortgage Corp.	7.000		09/01/32	31	32,096
Federal Home Loan Mortgage Corp.	8.500		08/01/24	2	2,401
Federal Home Loan Mortgage Corp.	8.500		10/01/24	1	728
Federal Home Loan Mortgage Corp.	8.500		11/01/24	1	1,282
Federal Judiciary Office Building Trust	2.104	(s)	02/15/24	325	272,791
Federal National Mortgage Assoc., Sub. Notes	1.361	(s)	10/09/19	10,200	9,935,020
Federal National Mortgage Assoc.(k)	1.875		09/24/26	55,080	49,644,320
Federal National Mortgage Assoc.(k)	2.125		04/24/26	13,022	12,047,525
Federal National Mortgage Assoc., Cost of Funds for the 11th District of San Francisco + 1.250%	3.240	(c)	05/01/36	12	12,646

See Notes to Financial Statements.

PGIM Total Return Bond Fund	107

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc., Federal Reserve US 12 Month Cumulative Avg 1 Year CMT + 1.400%	3.244	%(c)	09/01/40	16		$15,460
Federal National Mortgage Assoc., Cost of Funds for the 11th District of San Francisco + 1.251%	3.333	(c)	05/01/36	6		6,251
Federal National Mortgage Assoc., 6 Month US Treasury Yield Curve Rate T Note Constant Maturity	3.729	(c)	01/01/20	—	(r)	267
Federal National Mortgage Assoc.	4.000		12/01/40	159		159,429
Federal National Mortgage Assoc., Cost of Funds for the 11th District of San Francisco + 1.250%	4.496	(c)	01/01/28	3		2,588
Federal National Mortgage Assoc.	4.500		01/01/25	82		84,521
Federal National Mortgage Assoc.	4.500		02/01/33	12		12,113
Federal National Mortgage Assoc.	4.500		08/01/33	6		6,458
Federal National Mortgage Assoc.	5.000		12/01/19	18		18,603
Federal National Mortgage Assoc.	5.000		03/01/34	836		885,304
Federal National Mortgage Assoc.	5.500		07/01/33	22		23,165
Federal National Mortgage Assoc.	5.500		08/01/33	1		673
Federal National Mortgage Assoc.	5.500		10/01/33	75		80,257
Federal National Mortgage Assoc.	5.500		11/01/33	10		11,034
Federal National Mortgage Assoc.	5.500		01/01/34	12		12,875
Federal National Mortgage Assoc.	5.500		04/01/34	6		6,911
Federal National Mortgage Assoc.	5.500		04/01/34	30		31,994
Federal National Mortgage Assoc.	5.500		04/01/34	100		107,178
Federal National Mortgage Assoc.	5.500		05/01/34	5		5,349
Federal National Mortgage Assoc.	5.500		05/01/34	26		27,646
Federal National Mortgage Assoc.	5.500		05/01/34	78		82,600
Federal National Mortgage Assoc.	5.500		03/01/35	1,484		1,589,655
Federal National Mortgage Assoc.	6.000		09/01/32	—	(r)	194
Federal National Mortgage Assoc.	6.000		11/01/32	5		5,315
Federal National Mortgage Assoc.	6.000		03/01/33	3		3,036
Federal National Mortgage Assoc.	6.000		10/01/33	5		5,860
Federal National Mortgage Assoc.	6.000		11/01/33	174		186,618
Federal National Mortgage Assoc.	6.000		02/01/34	180		196,757
Federal National Mortgage Assoc.	6.000		11/01/34	26		27,683
Federal National Mortgage Assoc.	6.000		11/01/34	57		62,275
Federal National Mortgage Assoc.	6.000		01/01/35	48		51,398
Federal National Mortgage Assoc.	6.000		04/01/36	1		1,589
Federal National Mortgage Assoc.	6.000		04/01/36	8		8,586
Federal National Mortgage Assoc.	6.000		04/01/36	12		13,482
Federal National Mortgage Assoc.	6.000		06/01/37	19		20,636
Federal National Mortgage Assoc.(k)	6.250		05/15/29	48,064		59,944,940
Federal National Mortgage Assoc.	6.500		09/01/21	4		4,832
Federal National Mortgage Assoc.	6.500		07/01/32	15		16,067
Federal National Mortgage Assoc.	6.500		08/01/32	14		15,706

See Notes to Financial Statements.

108

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	6.500%		09/01/32	1		$1,245
Federal National Mortgage Assoc.	6.500		09/01/32	45		49,151
Federal National Mortgage Assoc.	6.500		09/01/32	48		51,777
Federal National Mortgage Assoc.	6.500		09/01/32	73		80,217
Federal National Mortgage Assoc.	6.500		10/01/32	38		41,406
Federal National Mortgage Assoc.	6.500		04/01/33	60		66,143
Federal National Mortgage Assoc.	6.500		11/01/33	10		11,119
Federal National Mortgage Assoc.(k)	6.625		11/15/30	56,874		74,105,002
Federal National Mortgage Assoc.	7.000		03/01/32	1		1,082
Federal National Mortgage Assoc.	7.000		05/01/32	28		29,653
Federal National Mortgage Assoc.	7.000		06/01/32	9		9,469
Federal National Mortgage Assoc.(k)	7.125		01/15/30	7,255		9,727,562
Freddie Mac Strips Coupon	2.875	(s)	01/15/21	7,089		6,631,628
Freddie Mac Strips Coupon	2.881	(s)	03/15/21	445		414,133
Freddie Mac Strips Coupon	3.330	(s)	07/15/24	3,070		2,539,735
Freddie Mac Strips Interest	2.095	(s)	09/15/25	3,849		3,048,061
Freddie Mac Strips Interest	2.692	(s)	03/15/30	200		132,106
Freddie Mac Strips Interest	2.963	(s)	01/15/22	1,414		1,278,632
Freddie Mac Strips Interest	2.976	(s)	07/15/22	1,411		1,254,263
Freddie Mac Strips Interest	3.226	(s)	01/15/32	1,526		936,236
Freddie Mac Strips Interest	3.247	(s)	07/15/32	1,550		932,217
Freddie Mac Strips Interest	3.374	(s)	09/15/24	873		717,485
Freddie Mac Strips Principal	2.884	(s)	07/15/32	2,809		1,689,526
Government National Mortgage Assoc.	3.000		01/15/45	187		179,506
Government National Mortgage Assoc.	3.000		03/15/45	45		42,881
Government National Mortgage Assoc.	3.000		03/15/45	344		328,928
Government National Mortgage Assoc.	3.500		10/15/40	376		371,083
Government National Mortgage Assoc.	4.500		02/20/41	2,930		3,048,430
Government National Mortgage Assoc.	5.000		08/20/39	894		948,224
Government National Mortgage Assoc.	6.000		01/15/33	23		24,343
Government National Mortgage Assoc.	6.000		03/15/33	7		7,844
Government National Mortgage Assoc.	6.000		05/15/33	9		9,906
Government National Mortgage Assoc.	6.000		06/15/33	7		7,206
Government National Mortgage Assoc.	6.000		12/15/33	17		17,697
Government National Mortgage Assoc.	6.500		09/15/32	55		59,554
Government National Mortgage Assoc.	6.500		09/15/32	93		101,305
Government National Mortgage Assoc.	6.500		11/15/33	56		61,167
Government National Mortgage Assoc.	6.500		11/15/33	148		161,647
Government National Mortgage Assoc.	6.500		07/15/38	2		1,897
Government National Mortgage Assoc.	8.000		08/20/31	—	(r)	208
Government National Mortgage Assoc.	8.500		06/15/30	—	(r)	224
Government National Mortgage Assoc.	8.500		08/20/30	3		3,383
Hashemite Kingdom of Jordan Government AID Bond, Gov’t. Gtd. Notes	3.000		06/30/25	4,962		4,841,547
Israel Government AID Bond, Gov’t. Gtd. Notes	2.240	(s)	02/15/26	514		397,903

See Notes to Financial Statements.

PGIM Total Return Bond Fund	109

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Israel Government AID Bond, Gov’t. Gtd. Notes	2.247	%(s)	11/15/26	3,325	$2,505,154
Israel Government AID Bond, Gov’t. Gtd. Notes	2.360	(s)	11/01/23	1,419	1,208,044
Israel Government AID Bond, Gov’t. Gtd. Notes	2.437	(s)	08/15/27	6,365	4,647,271
Israel Government AID Bond, Gov’t. Gtd. Notes	3.028	(s)	02/15/21	1,500	1,398,804
Israel Government AID Bond, Gov’t. Gtd. Notes	3.142	(s)	11/01/24	776	637,544
Israel Government AID Bond, Gov’t. Gtd. Notes	3.142	(s)	11/01/24	1,000	821,576
Israel Government AID Bond, Gov’t. Gtd. Notes	5.500		12/04/23	4,645	5,154,918
Israel Government AID Bond, Gov’t. Gtd. Notes	5.500		09/18/33	10,938	13,298,579
National Archives Facility Trust, Gov’t. Gtd. Notes	8.500		09/01/19	835	860,790
New Valley Generation I, Pass-Through Certificates	7.299		03/15/19	637	645,888
New Valley Generation II, Pass-Through Certificates	5.572		05/01/20	376	385,487
New Valley Generation IV, Pass-Through Certificates	4.687		01/15/22	567	578,584
New Valley Generation V, Pass-Through Certificates	4.929		01/15/21	942	963,935
Overseas Private Investment Corp., Gov’t. Gtd. Notes	0.000	(s)	07/17/25	7,400	7,336,360
Overseas Private Investment Corp., Gov’t. Gtd. Notes	0.000	(s)	07/17/25	26,664	26,361,077
Overseas Private Investment Corp., Gov’t. Gtd. Notes	0.000	(s)	04/09/26	3,000	3,115,307
Overseas Private Investment Corp., Gov’t. Gtd. Notes	2.090		05/15/28	2,867	2,703,785
Overseas Private Investment Corp., Gov’t. Gtd. Notes	3.000		10/05/34	7,000	6,575,352
Overseas Private Investment Corp., Gov’t. Gtd. Notes	3.190		10/05/34	3,000	2,864,983
Overseas Private Investment Corp., Gov’t. Gtd. Notes	3.490		12/20/29	174	173,780
Overseas Private Investment Corp., Gov’t. Gtd. Notes	3.820		12/20/32	113	113,805
Residual Funding Corp. Strip Principal, Sr. Unsec’d. Notes	1.716	(s)	07/15/20	2,759	2,625,478
Residual Funding Corp. Strip Principal, Bonds	1.901	(s)	10/15/20	1,865	1,761,735
Residual Funding Corp. Strips Interest, Bonds	3.248	(s)	10/15/27	8,520	6,235,041
Residual Funding Corp., Strips Interest, Bonds	2.942	(s)	07/15/27	7,838	5,785,226
Residual Funding Corp., Strips Interest, Bonds	2.994	(s)	04/15/27	13,558	10,114,509
Residual Funding Corp., Strips Interest, Bonds	3.000	(s)	01/15/30	452	302,007
Residual Funding Corp., Strips Interest, Bonds	3.110	(s)	01/15/27	22,505	16,965,048
Resolution Funding Strip, Sr. Unsec’d. Notes	3.657	(s)	04/15/30	18,250	12,095,925
Tennessee Valley Authority, Sr. Unsec’d. Notes	2.875		02/01/27	5,675	5,441,928
Tennessee Valley Authority, Sr. Unsec’d. Notes	5.980		04/01/36	790	995,060
Tennessee Valley Authority, Sr. Unsec’d. Notes	6.235		07/15/45	1,022	1,075,827
Tennessee Valley Authority, Sr. Unsec’d. Notes	6.750		11/01/25	2,459	2,984,038
Tennessee Valley Authority Generic Strip, Bonds	3.261	(s)	01/15/24	10,594	8,872,003
Tennessee Valley Authority Strip Principal, Bonds	2.846	(s)	11/01/25	110	86,269
Tennessee Valley Authority Strip Principal, Bonds	2.972	(s)	05/01/30	15,733	10,112,956

See Notes to Financial Statements.

110

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Tennessee Valley Authority Strips Interest, Bonds	1.901	%(s)	07/15/20	300	$284,437
Tennessee Valley Authority Strips Interest, Bonds	2.351	(s)	09/15/27	2,037	1,470,885
Tennessee Valley Authority Strips Interest, Bonds	2.716	(s)	06/15/29	1,400	936,412
Tennessee Valley Authority Strips Principal, Bonds	3.912	(s)	06/15/35	1,300	666,681
U.S. Department of Housing & Urban Development, Gov’t. Gtd. Notes	5.450		08/01/19	928	934,294

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $655,489,299)					614,074,931

U.S. TREASURY OBLIGATIONS 3.1%
U.S. Treasury Bonds(k)	2.750		08/15/47	40,000	35,190,625
U.S. Treasury Bonds(h)	2.750		11/15/47	22,000	19,342,812
U.S. Treasury Bonds(k)	2.875		08/15/45	8,905	8,076,070
U.S. Treasury Bonds(h)(k)	3.000		02/15/48	51,730	47,836,105
U.S. Treasury Bonds(a)(h)(k)	3.125		05/15/48	98,820	93,716,874
U.S. Treasury Bonds(h)	3.625		08/15/43	20,000	20,749,219
U.S. Treasury Bonds	3.750		11/15/43	20,000	21,178,125
U.S. Treasury Notes	1.625		07/31/20	11,085	10,850,310
U.S. Treasury Notes	1.625		08/31/22	30,000	28,545,703
U.S. Treasury Notes	1.625		02/15/26	45,140	40,835,831
U.S. Treasury Notes	1.750		05/15/23	22,750	21,566,289
U.S. Treasury Notes	2.000		11/30/20	965	947,736
U.S. Treasury Notes(k)	2.125		11/30/23	79,606	76,347,129
U.S. Treasury Notes(k)	2.125		05/15/25	62,975	59,452,336
U.S. Treasury Notes(k)	2.250		11/15/24	50,000	47,802,734
U.S. Treasury Notes(k)	2.250		08/15/27	23,000	21,430,430
U.S. Treasury Notes	2.375		08/15/24	25,000	24,120,117
U.S. Treasury Notes(k)	2.500		05/15/24	120,580	117,367,674
U.S. Treasury Notes	2.750		09/30/20	7,715	7,696,918
U.S. Treasury Notes	2.750		08/15/21	7,820	7,781,511
U.S. Treasury Notes	2.750		09/15/21	12,825	12,759,873
U.S. Treasury Notes	2.875		10/15/21	7,760	7,747,269
U.S. Treasury Notes	2.875		10/31/23	53,175	52,898,739
U.S. Treasury Notes(a)	2.875		08/15/28	104,430	101,953,867
U.S. Treasury Notes	3.000		10/31/25	46,710	46,476,450
U.S. Treasury Strips Coupon(k)	1.881	(s)	05/15/31	13,800	9,127,044
U.S. Treasury Strips Coupon(k)	1.898	(s)	08/15/29	13,800	9,704,187
U.S. Treasury Strips Coupon(k)	1.969	(s)	02/15/32	40,000	25,774,441
U.S. Treasury Strips Coupon(k)	2.100	(s)	11/15/35	27,600	15,552,583
U.S. Treasury Strips Coupon(k)	2.143	(s)	11/15/28	17,440	12,586,891
U.S. Treasury Strips Coupon(k)	2.174	(s)	05/15/29	42,370	30,036,162

See Notes to Financial Statements.

PGIM Total Return Bond Fund	111

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon(k)	2.264	%(s)	08/15/40	27,600	$13,070,932
U.S. Treasury Strips Coupon(k)	2.618	(s)	11/15/26	42,700	33,110,141

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,126,002,082)					1,081,633,127

				Shares
COMMON STOCK 0.0%

Oil, Gas & Consumable Fuels
Frontera Energy Corp. (Colombia)* (cost $2,959,837)				146,034	1,902,823

PREFERRED STOCKS 0.0%

Banks 0.0%
Citigroup Capital XIII 8.890% (Capital Security, fixed to floating preferred)				22,000	582,340

Capital Markets 0.0%
State Street Corp. 5.350%				315,000	7,982,100

TOTAL PREFERRED STOCKS (cost $8,425,000)					8,564,440

TOTAL LONG-TERM INVESTMENTS (cost $35,533,967,487)					34,497,026,618

SHORT-TERM INVESTMENTS 6.3%

AFFILIATED MUTUAL FUNDS 6.1%
PGIM Core Short-Term Bond Fund(w)				48,541,639	449,495,573
PGIM Core Ultra Short Bond Fund(w)				56,953,507	56,953,507
PGIM Institutional Money Market Fund (cost $1,634,048,918; includes $1,631,192,388 of cash collateral for securities on loan)(b)(w)				1,634,049,951	1,634,049,951

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,141,488,115)					2,140,499,031

See Notes to Financial Statements.

112

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL PAPER 0.2%
Ford Motor Credit Co. LLC 144A (cost $77,716,326)	3.201	%(n)	04/09/19	78,800	$77,687,344

OPTIONS PURCHASED*~ 0.0% (cost $7,693,633)					12,707,429

TOTAL SHORT-TERM INVESTMENTS (cost $2,226,898,074)					2,230,893,804

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 103.8% (cost $37,760,865,561)					36,727,920,422

OPTIONS WRITTEN*~ (0.0)% (premiums received $16,966,955)					(19,712,960)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 103.8% (cost $37,743,898,606)					36,708,207,462
Liabilities in excess of other assets(z) (3.8)%					(1,330,336,173)

NET ASSETS 100.0%					$35,377,871,289

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

Aces—Alternative Credit Enhancements Securities

AID—Agency for International Development

ARM—Adjustable Rate Mortgage

BABs—Build America Bonds

BROIS—Brazil Overnight Index Swap

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage-Backed Index

CMM—Constant Maturity Mortgage

CMS—Constant Maturity Swap

CMT—Constant Maturity Treasury

CPI—Consumer Price Index

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

GMAC—General Motors Acceptance Corporation

GMTN—Global Medium Term Note

GO—General Obligation

See Notes to Financial Statements.

PGIM Total Return Bond Fund	113

Schedule of Investments (continued)

as of October 31, 2018

ICE—Intercontinental Exchange

IO—Interest Only (Principal amount represents notional)

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MTN—Medium Term Note

NSA—Non-Seasonally Adjusted

OJSC—Open Joint-Stock Company

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trusts

REMICS—Real Estate Mortgage Investment Conduit Security

S—Semiannual payment frequency for swaps

SLM—Student Loan Mortgage

STACR—Structured Agency Credit Risk

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

USOIS—United States Overnight Index Swap

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

See Notes to Financial Statements.

114

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $213,356,426 and 0.6% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,598,603,635; cash collateral of $1,631,192,388 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2018.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(p)	Interest rate not available as of October 31, 2018.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Short-Term Bond Fund, PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at October 31, 2018

Borrower	Principal Amount (000)		Current Value	Unrealized Appreciation	Unrealized Depreciation
Nidda Healthcare Holding AG (Germany), Facility CGBP, 4.500%, Maturity Date 8/21/24 (cost $22,350,026)	GBP	16,427	$21,049,984	$—	$(1,300,042)

Options Purchased:

OTC Traded

Description	Call/Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	447,480	$420,318
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	452,765	425,353
2- Year 10 CMS Curve CAP	Call	Bank of America	08/16/21	0.15%	—	1,158,610	1,068,181
2- Year 10 CMS Curve CAP	Call	Bank of America	08/20/21	0.15%	—	2,256,255	6,477,031
2- Year 10 CMS Curve CAP	Call	Bank of America	09/13/21	0.14%	—	2,288,000	2,462,368

Total OTC Traded (cost $6,770,921)							$10,853,251

See Notes to Financial Statements.

PGIM Total Return Bond Fund	115

Schedule of Investments (continued)

as of October 31, 2018

Options Purchased (continued):

OTC Swaptions

Description	Call/Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		163,100	$152,706
CDX.NA.HY.31.V1, 12/20/23	Call	Deutsche Bank AG	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		195,040	182,610
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America	03/20/19	$106.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		164,500	372,018
10- Year Interest Rate Swap, 01/11/29	Put	Morgan Stanley	01/09/19	0.61%	6 Month JPY LIBOR(S)	0.61%(S)	JPY	10,000,000	21,827
10- Year Interest Rate Swap, 11/19/37	Put	Morgan Stanley	11/17/27	1.25%	6 Month JPY LIBOR(S)	1.25%(S)	JPY	4,350,000	1,125,017

Total OTC Swaptions (cost $ 922,712)									$1,854,178

Total Options Purchased (cost $ 7,693,633)									$12,707,429

Options Written:

OTC Traded

Description	Call/Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Azerbaijan Contingent CAP^	Call	Deutsche Bank AG	12/22/32	3.41%	—		448,300	$(841,200)
FNMA TBA 4.00%	Put	JPMorgan Chase	12/06/18	$99.50	—		1,000	(2,539)
Hellenic Republic, 3.75%, 01/30/28^	Put	Deutsche Bank AG	09/10/20	87.00	—	EUR	68,000	(420,036)
Lebanese Republic, 8.25%, 04/12/21^	Put	Deutsche Bank AG	04/08/19	$66.00	—		36,280	(42,283)
Lebanese Republic, 8.25%, 04/12/21^	Put	Deutsche Bank AG	01/29/21	$76.00	—		50,000	(2,639,337)
Portugal, 5.125%, 10/15/2024^	Put	Deutsche Bank AG	01/25/19	$103.80	—		100,000	(500,290)

Total OTC Traded (premiums received $5,039,735)								$(4,445,685)

See Notes to Financial Statements.

116

Options Written (continued):

OTC Swaptions

Description	Call/Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
10- Year Interest Rate Swap, 01/11/29	Put	Morgan Stanley	01/09/19	0.86%	0.86%(S)	6 Month JPY LIBOR(S)	JPY	10,000,000	$(5,646)
10- Year Interest Rate Swap, 11/19/37	Put	Morgan Stanley	11/17/27	1.25%	1.25%(S)	6 Month JPY LIBOR(S)	JPY	4,350,000	(1,125,017)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America	11/21/18	$104.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		250,000	(590,998)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	11/21/18	$101.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		330,840	(195,609)
CDX.NA.HY.31.V1, 12/20/23	Put	Credit Suisse International	11/21/18	$100.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		55,160	(25,887)
CDX.NA.HY.31.V1, 12/20/23	Put	Citibank NA	01/16/19	$94.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		330,840	(276,733)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	01/16/19	$96.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		250,000	(420,036)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	01/16/19	$97.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		160,250	(325,428)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	01/16/19	$101.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		160,250	(733,766)
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	01/16/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		108,000	(266,024)
CDX.NA.HY.31.V1, 12/20/23	Put	Goldman Sachs International	02/20/19	$102.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		73,140	(667,159)
CDX.NA.HY.31.V1, 12/20/23	Put	Goldman Sachs International	03/20/19	$99.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		179,980	(1,276,813)
CDX.NA.HY.31.V1, 12/20/23	Put	Barclays Bank PLC	03/20/19	$100.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		182,880	(1,531,108)
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		195,040	(1,173,942)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		163,100	(981,695)
iTraxx.EUR.30.V1, 12/20/23^	Put	Goldman Sachs International	09/18/19	200.00	1.00%(Q)	iTraxx.EUR. 30.V1(Q)	EUR	1,000,000	(2,372,873)
iTraxx.XO.29.V1, 06/20/23	Put	Bank of America	12/19/18	375.00	5.00%(Q)	iTraxx.XO. 29.V1(Q)	EUR	200,000	(339,191)
iTraxx.XO.30.V1, 12/20/23	Put	Citibank NA	03/20/19	400.00	5.00%(Q)	iTraxx.XO. 30.V1(Q)	EUR	198,500	(1,474,105)

See Notes to Financial Statements.

PGIM Total Return Bond Fund	117

Schedule of Investments (continued)

as of October 31, 2018

Options Written (continued):

OTC Swaptions

Description	Call/Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.XO.30.V1, 12/20/23	Put	Citibank NA	03/20/19	400.00	5.00%(Q)	iTraxx.XO. 30.V1(Q)	EUR	200,000	$(1,485,245)

Total OTC Swaptions (premiums received $11,927,220)									$(15,267,275)

Total Options Written (premiums received $16,966,955)									$(19,712,960)

Futures contracts outstanding at October 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
6,840	90 Day Euro Dollar	Dec. 2020	$1,655,194,500	$(4,562,027)
124,897	5 Year U.S. Treasury Notes	Dec. 2018	14,036,276,133	(106,192,928)
89,291	10 Year U.S. Treasury Notes	Dec. 2018	10,575,402,812	(73,059,129)
8,520	20 Year U.S. Treasury Bonds	Dec. 2018	1,176,825,000	(19,766,756)
20,286	30 Year U.S. Ultra Treasury Bonds	Dec. 2018	3,027,051,562	(206,112,352)

				(409,693,192)

	Short Positions:
6,840	90 Day Euro Dollar	Dec. 2021	1,655,793,000	3,103,648
33,519	2 Year U.S. Treasury Notes	Dec. 2018	7,060,986,844	8,762,705
2,283	5 Year Euro-Bobl	Dec. 2018	339,880,982	266,300
530	10 Year Euro-Bund	Dec. 2018	96,204,284	(840,911)
2,969	Euro Schatz. DUA Index	Dec. 2018	376,551,751	(36,352)

				11,255,390

				$(398,437,802)

Forward foreign currency exchange contracts outstanding at October 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/19	Morgan Stanley	AUD	31,644	$22,516,001	$22,430,938	$—	$(85,063)
Expiring 01/18/19	Toronto Dominion	AUD	38,598	27,561,000	27,359,999	—	(201,001)
Expiring 01/18/19	Toronto Dominion	AUD	31,894	22,780,000	22,608,072	—	(171,928)

See Notes to Financial Statements.

118

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/18/19	Toronto Dominion	AUD	20,233	$14,423,000	$14,342,157	$—	$(80,843)
Expiring 01/18/19	Toronto Dominion	AUD	10,376	7,362,000	7,355,156	—	(6,844)
Brazilian Real,
Expiring 12/04/18	Barclays Bank PLC	BRL	32,174	8,717,000	8,617,137	—	(99,863)
Expiring 12/04/18	JPMorgan Chase	BRL	50,505	13,562,000	13,526,497	—	(35,503)
Expiring 12/14/18	Citibank NA	BRL	55,403	13,221,000	14,827,054	1,606,054	—
Expiring 02/25/19	Citibank NA	BRL	112,709	33,365,601	29,985,960	—	(3,379,641)
British Pound,
Expiring 01/25/19	Toronto Dominion	GBP	15,291	19,674,001	19,637,543	—	(36,458)
Expiring 01/25/19	Toronto Dominion	GBP	13,041	16,739,000	16,748,112	9,112	—
Expiring 01/25/19	Toronto Dominion	GBP	6,203	8,048,000	7,966,643	—	(81,357)
Canadian Dollar,
Expiring 01/18/19	Citibank NA	CAD	60,030	46,090,700	45,676,406	—	(414,294)
Expiring 01/18/19	Goldman Sachs International	CAD	74,015	56,584,300	56,317,435	—	(266,865)
Expiring 01/18/19	Morgan Stanley	CAD	52,047	39,986,389	39,602,624	—	(383,765)
Expiring 01/18/19	Toronto Dominion	CAD	27,811	21,260,000	21,161,302	—	(98,698)
Expiring 01/18/19	Toronto Dominion	CAD	26,969	20,600,000	20,520,730	—	(79,270)
Expiring 01/18/19	Toronto Dominion	CAD	24,105	18,447,000	18,341,121	—	(105,879)
Expiring 01/18/19	Toronto Dominion	CAD	19,732	15,096,000	15,014,087	—	(81,913)
Expiring 01/18/19	Toronto Dominion	CAD	16,831	12,838,000	12,806,778	—	(31,222)
Chilean Peso,
Expiring 12/19/18	JPMorgan Chase	CLP	17,510,994	26,221,050	25,178,656	—	(1,042,394)

See Notes to Financial Statements.

PGIM Total Return Bond Fund	119

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso (cont’d.),
Expiring 12/19/18	Morgan Stanley	CLP	11,218,803	$16,082,000	$16,131,259	$49,259	$—
Expiring 12/19/18	Morgan Stanley	CLP	5,392,076	8,012,000	7,753,142	—	(258,858)
Expiring 12/19/18	Morgan Stanley	CLP	5,225,611	7,911,000	7,513,786	—	(397,214)
Expiring 12/19/18	Morgan Stanley	CLP	3,645,680	5,473,172	5,242,039	—	(231,133)
Expiring 12/19/18	UBS AG	CLP	14,908,437	21,685,000	21,436,499	—	(248,501)
Expiring 12/19/18	UBS AG	CLP	11,795,933	17,643,000	16,961,101	—	(681,899)
Colombian Peso,
Expiring 12/14/18	Citibank NA	COP	75,399,407	23,868,125	23,374,344	—	(493,781)
Expiring 12/14/18	JPMorgan Chase	COP	71,209,904	22,257,477	22,075,569	—	(181,908)
Czech Koruna,
Expiring 01/25/19	JPMorgan Chase	CZK	195,981	8,780,000	8,627,769	—	(152,231)
Expiring 01/25/19	UBS AG	CZK	463,442	20,754,000	20,402,308	—	(351,692)
Euro,
Expiring 01/25/19	Toronto Dominion	EUR	13,164	15,000,000	15,033,929	33,929	—
Expiring 02/25/19	Citibank NA	EUR	6,575	7,788,745	7,529,422	—	(259,323)
Indian Rupee,
Expiring 01/11/19	Citibank NA	INR	8,557,212	113,868,421	114,722,124	853,703	—
Expiring 01/11/19	Citibank NA	INR	1,281,206	17,133,000	17,176,464	43,464	—
Expiring 01/11/19	Goldman Sachs International	INR	2,852,404	38,077,746	38,240,708	162,962	—
Expiring 01/11/19	Goldman Sachs International	INR	2,728,699	36,629,291	36,582,260	—	(47,031)
Expiring 01/11/19	JPMorgan Chase	INR	10,611,730	142,458,447	142,265,985	—	(192,462)
Indonesian Rupiah,
Expiring 12/14/18	Citibank NA	IDR	303,864,153	19,797,000	19,869,677	72,677	—
Expiring 12/19/18	Barclays Bank PLC	IDR	1,895,231,450	124,315,786	123,836,318	—	(479,468)

See Notes to Financial Statements.

120

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/19/18	Barclays Bank PLC	IDR	1,338,521,683	$88,432,986	$87,460,345	$—	$(972,641)
Expiring 12/19/18	Barclays Bank PLC	IDR	370,930,298	24,209,000	24,236,957	27,957	—
Expiring 12/19/18	Barclays Bank PLC	IDR	264,485,903	17,273,000	17,281,773	8,773	—
Expiring 12/19/18	Citibank NA	IDR	196,480,141	12,841,000	12,838,209	—	(2,791)
Expiring 12/19/18	JPMorgan Chase	IDR	1,102,767,635	72,626,473	72,055,940	—	(570,533)
Expiring 12/19/18	JPMorgan Chase	IDR	251,860,738	16,510,045	16,456,832	—	(53,213)
Expiring 12/19/18	Morgan Stanley	IDR	340,625,100	21,990,000	22,256,785	266,785	—
Expiring 12/19/18	Morgan Stanley	IDR	140,499,720	9,171,000	9,180,392	9,392	—
Expiring 12/19/18	UBS AG	IDR	187,388,168	12,254,000	12,244,130	—	(9,870)
Israeli Shekel,
Expiring 01/28/19	Barclays Bank PLC	ILS	26,140	7,080,100	7,079,159	—	(941)
Japanese Yen,
Expiring 01/25/19	Toronto Dominion	JPY	4,024,331	36,043,000	35,947,040	—	(95,960)
Expiring 01/25/19	Toronto Dominion	JPY	1,405,818	12,561,000	12,557,364	—	(3,636)
Mexican Peso,
Expiring 12/19/18	Deutsche Bank AG	MXN	169,409	8,823,000	8,270,630	—	(552,370)
Expiring 12/19/18	JPMorgan Chase	MXN	167,517	8,773,000	8,178,252	—	(594,748)
Expiring 12/19/18	UBS AG	MXN	166,044	8,633,000	8,106,353	—	(526,647)
Expiring 01/29/19	UBS AG	MXN	430,334	21,772,000	20,866,472	—	(905,528)
Expiring 01/29/19	UBS AG	MXN	392,178	19,828,000	19,016,305	—	(811,695)
New Taiwanese Dollar,
Expiring 01/11/19	Citibank NA	TWD	946,175	30,810,000	30,764,297	—	(45,703)
Expiring 01/11/19	JPMorgan Chase	TWD	975,754	31,768,000	31,726,040	—	(41,960)
Expiring 01/11/19	JPMorgan Chase	TWD	954,160	30,855,000	31,023,921	168,921	—
Expiring 01/11/19	Morgan Stanley	TWD	1,177,495	38,098,000	38,285,516	187,516	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund	121

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar,
Expiring 01/18/19	Hong Kong & Shanghai Bank	NZD	16,129	$10,506,133	$10,534,718	$28,585	$—
Expiring 01/18/19	Toronto Dominion	NZD	31,342	20,596,000	20,471,489	—	(124,511)
Expiring 01/18/19	Toronto Dominion	NZD	22,708	14,987,000	14,832,071	—	(154,929)
Expiring 01/18/19	Toronto Dominion	NZD	19,338	12,766,000	12,630,624	—	(135,376)
Expiring 01/18/19	Toronto Dominion	NZD	15,827	10,411,000	10,337,584	—	(73,416)
Expiring 01/18/19	Toronto Dominion	NZD	15,425	10,049,000	10,075,274	26,274	—
Norwegian Krone,
Expiring 01/25/19	Bank of America	NOK	549,885	66,917,123	65,506,865	—	(1,410,258)
Peruvian Nuevo Sol,
Expiring 12/19/18	Barclays Bank PLC	PEN	37,279	11,168,000	11,035,651	—	(132,349)
Expiring 12/19/18	BNP Paribas	PEN	318,364	96,255,122	94,245,346	—	(2,009,776)
Expiring 12/19/18	BNP Paribas	PEN	273,997	82,032,430	81,111,280	—	(921,150)
Expiring 12/19/18	BNP Paribas	PEN	45,292	13,526,000	13,407,750	—	(118,250)
Expiring 12/19/18	Citibank NA	PEN	182,594	54,841,211	54,053,307	—	(787,904)
Expiring 12/19/18	JPMorgan Chase	PEN	93,454	28,156,375	27,665,167	—	(491,208)
Expiring 12/19/18	JPMorgan Chase	PEN	93,106	28,093,174	27,562,318	—	(530,856)
Expiring 12/19/18	JPMorgan Chase	PEN	45,230	13,489,000	13,389,442	—	(99,558)
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	2,122,235	38,867,000	39,545,553	678,553	—
Expiring 12/14/18	Barclays Bank PLC	PHP	1,647,108	30,200,000	30,692,070	492,070	—
Expiring 12/14/18	Barclays Bank PLC	PHP	1,501,379	27,571,000	27,976,565	405,565	—

See Notes to Financial Statements.

122

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 12/14/18	Barclays Bank PLC	PHP	1,496,530	$27,414,000	$27,886,218	$472,218	$—
Expiring 12/14/18	Barclays Bank PLC	PHP	1,432,141	26,176,000	26,686,399	510,399	—
Expiring 12/14/18	Citibank NA	PHP	1,214,026	22,399,000	22,622,054	223,054	—
Expiring 12/14/18	Citibank NA	PHP	1,149,844	21,071,000	21,426,104	355,104	—
Expiring 12/14/18	JPMorgan Chase	PHP	1,929,435	35,526,000	35,952,924	426,924	—
Expiring 12/14/18	JPMorgan Chase	PHP	1,572,534	29,121,000	29,302,465	181,465	—
Expiring 12/14/18	JPMorgan Chase	PHP	1,185,015	21,622,000	22,081,475	459,475	—
Expiring 12/14/18	JPMorgan Chase	PHP	378,240	7,080,100	7,048,095	—	(32,005)
Expiring 12/14/18	Morgan Stanley	PHP	1,969,792	35,932,000	36,704,941	772,941	—
Expiring 12/14/18	Morgan Stanley	PHP	1,619,801	29,824,000	30,183,236	359,236	—
Expiring 12/14/18	Morgan Stanley	PHP	1,567,156	28,771,000	29,202,259	431,259	—
Polish Zloty,
Expiring 01/25/19	JPMorgan Chase	PLN	36,668	9,725,000	9,580,939	—	(144,061)
Expiring 01/25/19	Toronto Dominion	PLN	30,600	8,207,000	7,995,416	—	(211,584)
Russian Ruble,
Expiring 12/19/18	Barclays Bank PLC	RUB	1,362,089	20,287,000	20,548,946	261,946	—
Expiring 12/19/18	Barclays Bank PLC	RUB	847,039	12,924,000	12,778,719	—	(145,281)
Expiring 12/19/18	Barclays Bank PLC	RUB	841,273	12,754,000	12,691,731	—	(62,269)
Expiring 12/19/18	Barclays Bank PLC	RUB	616,659	9,353,000	9,303,131	—	(49,869)
Expiring 12/19/18	Barclays Bank PLC	RUB	588,783	8,896,000	8,882,576	—	(13,424)
Singapore Dollar,
Expiring 11/09/18	Bank of America	SGD	22,093	16,234,000	15,953,219	—	(280,781)

See Notes to Financial Statements.

PGIM Total Return Bond Fund	123

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 11/09/18	Bank of America	SGD	12,741	$9,269,000	$9,200,371	$—	$(68,629)
Expiring 11/09/18	Citibank NA	SGD	22,705	16,592,000	16,394,523	—	(197,477)
Expiring 11/09/18	Citibank NA	SGD	17,608	12,860,000	12,714,323	—	(145,677)
Expiring 11/09/18	Citibank NA	SGD	14,674	10,645,000	10,596,053	—	(48,947)
Expiring 11/09/18	Citibank NA	SGD	14,290	10,465,000	10,318,177	—	(146,823)
Expiring 11/09/18	Deutsche Bank AG	SGD	52,659	38,440,000	38,024,290	—	(415,710)
Expiring 11/09/18	Deutsche Bank AG	SGD	29,758	21,801,000	21,487,987	—	(313,013)
Expiring 11/09/18	Deutsche Bank AG	SGD	13,164	9,550,000	9,505,350	—	(44,650)
Expiring 11/09/18	Goldman Sachs International	SGD	12,741	9,267,001	9,200,046	—	(66,955)
Expiring 11/09/18	JPMorgan Chase	SGD	21,363	15,699,000	15,425,817	—	(273,183)
Expiring 11/09/18	JPMorgan Chase	SGD	21,235	15,605,000	15,333,633	—	(271,367)
Expiring 11/09/18	JPMorgan Chase	SGD	13,250	9,683,000	9,567,257	—	(115,743)
Expiring 11/09/18	Morgan Stanley	SGD	17,776	12,986,000	12,835,426	—	(150,574)
Expiring 11/09/18	Morgan Stanley	SGD	13,419	9,844,000	9,689,704	—	(154,296)
Expiring 11/09/18	UBS AG	SGD	22,978	16,846,000	16,591,783	—	(254,217)
Expiring 11/09/18	UBS AG	SGD	19,727	14,450,000	14,244,461	—	(205,539)
Expiring 11/09/18	UBS AG	SGD	13,807	10,131,000	9,969,726	—	(161,274)
South African Rand,
Expiring 12/07/18	Deutsche Bank AG	ZAR	123,096	8,379,000	8,305,200	—	(73,800)
Expiring 12/07/18	JPMorgan Chase	ZAR	159,797	10,969,000	10,781,420	—	(187,580)
Expiring 12/07/18	JPMorgan Chase	ZAR	131,266	9,016,000	8,856,410	—	(159,590)
Expiring 12/07/18	Morgan Stanley	ZAR	147,809	9,864,000	9,972,550	108,550	—

See Notes to Financial Statements.

124

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/07/18	Toronto Dominion	ZAR	143,357	$9,533,000	$9,672,222	$139,222	$—
Expiring 12/07/18	UBS AG	ZAR	308,488	21,607,000	20,813,452	—	(793,548)
Expiring 12/07/18	UBS AG	ZAR	227,399	15,836,000	15,342,429	—	(493,571)
Expiring 12/07/18	UBS AG	ZAR	168,037	11,692,000	11,337,342	—	(354,658)
Expiring 12/07/18	UBS AG	ZAR	132,936	9,224,000	8,969,097	—	(254,903)
South Korean Won,
Expiring 01/16/19	JPMorgan Chase	KRW	43,650,580	38,687,034	38,411,769	—	(275,265)
Swiss Franc,
Expiring 01/25/19	Goldman Sachs International	CHF	16,800	17,012,000	16,836,499	—	(175,501)
Expiring 01/25/19	Toronto Dominion	CHF	11,821	11,990,000	11,846,313	—	(143,687)
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	1,572,563	48,712,557	47,447,898	—	(1,264,659)
Expiring 11/09/18	Citibank NA	THB	859,957	26,375,000	25,946,905	—	(428,095)
Expiring 11/09/18	Citibank NA	THB	818,342	25,329,000	24,691,287	—	(637,713)
Expiring 11/09/18	Citibank NA	THB	745,922	22,794,000	22,506,215	—	(287,785)
Expiring 11/09/18	Citibank NA	THB	695,224	20,996,000	20,976,523	—	(19,477)
Expiring 11/09/18	Citibank NA	THB	668,443	20,608,000	20,168,489	—	(439,511)
Expiring 11/09/18	Citibank NA	THB	663,482	20,285,000	20,018,793	—	(266,207)
Expiring 11/09/18	Citibank NA	THB	578,498	17,888,000	17,454,632	—	(433,368)
Expiring 11/09/18	Citibank NA	THB	536,829	16,497,000	16,197,380	—	(299,620)
Expiring 11/09/18	Citibank NA	THB	526,095	16,090,000	15,873,505	—	(216,495)
Expiring 11/09/18	Citibank NA	THB	475,731	14,535,000	14,353,901	—	(181,099)
Expiring 11/09/18	Citibank NA	THB	432,589	13,081,000	13,052,209	—	(28,791)
Expiring 11/09/18	Citibank NA	THB	420,159	13,029,000	12,677,183	—	(351,817)

See Notes to Financial Statements.

PGIM Total Return Bond Fund	125

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 11/09/18	Citibank NA	THB	405,378	$12,589,000	$12,231,212	$—	$(357,788)
Expiring 11/09/18	Citibank NA	THB	404,848	12,297,000	12,215,208	—	(81,792)
Expiring 11/09/18	Citibank NA	THB	377,562	11,548,000	11,391,922	—	(156,078)
Expiring 11/09/18	Citibank NA	THB	370,263	11,215,000	11,171,705	—	(43,295)
Expiring 11/09/18	Deutsche Bank AG	THB	817,331	25,168,000	24,660,777	—	(507,223)
Turkish Lira,
Expiring 12/07/18	Barclays Bank PLC	TRY	86,576	13,240,000	15,131,879	1,891,879	—
Expiring 12/07/18	Barclays Bank PLC	TRY	71,366	12,362,000	12,473,371	111,371	—
Expiring 12/07/18	Barclays Bank PLC	TRY	59,055	9,249,000	10,321,652	1,072,652	—
Expiring 12/07/18	BNP Paribas	TRY	46,655	8,030,000	8,154,436	124,436	—
Expiring 12/07/18	Deutsche Bank AG	TRY	58,087	9,372,000	10,152,532	780,532	—
Expiring 12/07/18	JPMorgan Chase	TRY	152,477	24,389,111	26,650,051	2,260,940	—
Expiring 12/07/18	JPMorgan Chase	TRY	58,796	9,916,001	10,276,413	360,412	—
Expiring 12/07/18	Morgan Stanley	TRY	94,037	14,570,000	16,435,828	1,865,828	—
Expiring 12/07/18	Morgan Stanley	TRY	65,942	10,767,000	11,525,390	758,390	—
Expiring 12/07/18	Toronto Dominion	TRY	71,115	11,173,000	12,429,516	1,256,516	—
Expiring 12/07/18	UBS AG	TRY	76,883	13,201,000	13,437,601	236,601	—

				$3,519,973,228	$3,504,803,786	20,552,901	(35,722,343)

See Notes to Financial Statements.

126

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/19	Bank of America	AUD	34,133	$24,173,459	$24,195,352	$—	$(21,893)
Expiring 01/18/19	Hong Kong & Shanghai Bank	AUD	70,529	50,159,386	49,994,679	164,707	—
Expiring 01/18/19	Morgan Stanley	AUD	21,262	15,063,000	15,071,783	—	(8,783)
Expiring 01/18/19	Toronto Dominion	AUD	24,760	17,491,000	17,551,177	—	(60,177)
Expiring 01/18/19	Toronto Dominion	AUD	13,962	9,885,000	9,897,265	—	(12,265)
Brazilian Real,
Expiring 12/04/18	Barclays Bank PLC	BRL	42,118	11,326,000	11,280,273	45,727	—
Expiring 12/04/18	Citibank NA	BRL	47,441	12,584,000	12,705,889	—	(121,889)
Expiring 12/04/18	Goldman Sachs International	BRL	61,884	16,635,362	16,573,992	61,370	—
Expiring 12/04/18	Goldman Sachs International	BRL	48,701	11,990,394	13,043,472	—	(1,053,078)
Expiring 12/04/18	JPMorgan Chase	BRL	111,134	29,754,724	29,764,490	—	(9,766)
Expiring 12/04/18	JPMorgan Chase	BRL	53,281	14,215,810	14,269,972	—	(54,162)
Expiring 12/04/18	UBS AG	BRL	34,229	9,104,000	9,167,458	—	(63,458)
Expiring 02/25/19	Citibank NA	BRL	30,603	7,787,823	8,141,856	—	(354,033)
British Pound,
Expiring 01/25/19	Goldman Sachs International	GBP	241,853	314,201,467	310,606,742	3,594,725	—
Canadian Dollar,
Expiring 01/18/19	Goldman Sachs International	CAD	62,632	48,250,905	47,656,203	594,702	—
Expiring 01/18/19	Toronto Dominion	CAD	20,032	15,462,000	15,241,898	220,102	—
Expiring 01/18/19	Toronto Dominion	CAD	9,929	7,651,000	7,555,081	95,919	—
Chilean Peso,
Expiring 12/19/18	Barclays Bank PLC	CLP	7,699,600	11,379,000	11,071,078	307,922	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund	127

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso (cont’d.),
Expiring 12/19/18	Barclays Bank PLC	CLP	7,684,296	$11,248,000	$11,049,073	$198,927	$—
Expiring 12/19/18	Barclays Bank PLC	CLP	6,450,112	9,460,000	9,274,467	185,533	—
Expiring 12/19/18	BNP Paribas	CLP	130,124,567	193,401,753	187,103,123	6,298,630	—
Chinese Renminbi,
Expiring 01/28/19	Deutsche Bank AG	CNH	337,500	48,366,000	48,160,962	205,038	—
Expiring 01/28/19	Deutsche Bank AG	CNH	149,700	21,468,000	21,362,041	105,959	—
Expiring 01/28/19	Morgan Stanley	CNH	2,120,684	304,049,402	302,619,737	1,429,665	—
Colombian Peso,
Expiring 12/14/18	Barclays Bank PLC	COP	28,085,486	9,301,000	8,706,697	594,303	—
Expiring 12/14/18	Barclays Bank PLC	COP	25,570,295	8,500,000	7,926,970	573,030	—
Expiring 12/14/18	Citibank NA	COP	22,562,082	7,426,000	6,994,403	431,597	—
Expiring 12/14/18	Goldman Sachs International	COP	243,393,482	78,658,657	75,453,683	3,204,974	—
Expiring 12/14/18	Morgan Stanley	COP	48,341,795	15,725,000	14,986,295	738,705	—
Expiring 12/14/18	Morgan Stanley	COP	39,243,212	13,096,000	12,165,670	930,330	—
Expiring 12/14/18	Morgan Stanley	COP	25,582,420	8,471,000	7,930,729	540,271	—
Czech Koruna,
Expiring 01/25/19	Citibank NA	CZK	2,331,710	103,636,152	102,649,869	986,283	—
Expiring 01/25/19	Deutsche Bank AG	CZK	2,331,710	104,257,089	102,649,870	1,607,219	—
Expiring 01/25/19	Goldman Sachs International	CZK	189,681	8,347,000	8,350,423	—	(3,423)
Euro,
Expiring 12/19/18	Barclays Bank PLC	EUR	1,552,564	1,776,551,927	1,766,542,637	10,009,290	—
Expiring 12/19/18	Toronto Dominion	EUR	1,552,564	1,775,151,514	1,766,542,636	8,608,878	—
Expiring 01/25/19	Toronto Dominion	EUR	14,128	16,181,000	16,134,569	46,431	—

See Notes to Financial Statements.

128

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/25/19	Toronto Dominion	EUR	9,922	$11,329,000	$11,331,822	$—	$(2,822)
Expiring 01/25/19	Toronto Dominion	EUR	9,259	10,697,000	10,574,816	122,184	—
Expiring 01/25/19	Toronto Dominion	EUR	9,232	10,599,000	10,543,786	55,214	—
Expiring 01/25/19	Toronto Dominion	EUR	8,813	10,101,000	10,065,327	35,673	—
Expiring 01/25/19	UBS AG	EUR	6,188	7,081,500	7,066,591	14,909	—
Expiring 02/25/19	Citibank NA	EUR	26,300	33,365,442	30,117,688	3,247,754	—
Hungarian Forint,
Expiring 01/25/19	JPMorgan Chase	HUF	23,630,540	85,201,153	83,066,664	2,134,489	—
Expiring 01/25/19	Toronto Dominion	HUF	32,144,695	115,259,817	112,995,836	2,263,981	—
Expiring 01/25/19	Toronto Dominion	HUF	15,832,462	56,865,471	55,654,665	1,210,806	—
Expiring 01/25/19	UBS AG	HUF	3,057,951	10,805,000	10,749,386	55,614	—
Indian Rupee,
Expiring 01/11/19	Barclays Bank PLC	INR	972,746	13,064,000	13,041,096	22,904	—
Expiring 01/11/19	JPMorgan Chase	INR	2,195,311	29,588,000	29,431,405	156,595	—
Expiring 01/11/19	JPMorgan Chase	INR	1,729,371	23,145,000	23,184,788	—	(39,788)
Expiring 01/11/19	JPMorgan Chase	INR	1,170,918	15,804,000	15,697,898	106,102	—
Expiring 01/11/19	JPMorgan Chase	INR	591,602	7,994,000	7,931,308	62,692	—
Expiring 01/11/19	JPMorgan Chase	INR	529,018	7,080,100	7,092,271	—	(12,171)
Expiring 01/11/19	Morgan Stanley	INR	1,138,985	15,384,000	15,269,787	114,213	—
Indonesian Rupiah,
Expiring 12/19/18	Barclays Bank PLC	IDR	605,097,149	39,429,000	39,537,653	—	(108,653)
Expiring 12/19/18	Barclays Bank PLC	IDR	591,748,997	39,177,000	38,665,471	511,529	—
Expiring 12/19/18	Barclays Bank PLC	IDR	565,012,918	37,234,000	36,918,509	315,491	—
Expiring 12/19/18	Barclays Bank PLC	IDR	374,755,208	24,278,000	24,486,880	—	(208,880)

See Notes to Financial Statements.

PGIM Total Return Bond Fund	129

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/19/18	Barclays Bank PLC	IDR	316,037,213	$20,587,000	$20,650,188	$—	$(63,188)
Expiring 12/19/18	Barclays Bank PLC	IDR	171,540,192	11,184,000	11,208,608	—	(24,608)
Expiring 12/19/18	Citibank NA	IDR	153,978,735	10,041,000	10,061,125	—	(20,125)
Expiring 12/19/18	JPMorgan Chase	IDR	713,162,954	47,096,000	46,598,780	497,220	—
Expiring 12/19/18	JPMorgan Chase	IDR	677,044,506	44,944,000	44,238,765	705,235	—
Expiring 12/19/18	JPMorgan Chase	IDR	645,137,586	42,474,000	42,153,935	320,065	—
Expiring 12/19/18	JPMorgan Chase	IDR	639,781,864	42,359,000	41,803,986	555,014	—
Expiring 12/19/18	JPMorgan Chase	IDR	448,356,894	29,807,000	29,296,088	510,912	—
Expiring 12/19/18	JPMorgan Chase	IDR	335,461,750	22,150,000	21,919,406	230,594	—
Expiring 12/19/18	JPMorgan Chase	IDR	275,509,815	17,931,000	18,002,087	—	(71,087)
Expiring 12/19/18	JPMorgan Chase	IDR	263,748,282	17,171,481	17,233,576	—	(62,095)
Expiring 12/19/18	JPMorgan Chase	IDR	232,802,740	15,100,000	15,211,564	—	(111,564)
Expiring 12/19/18	JPMorgan Chase	IDR	175,668,150	11,629,801	11,478,332	151,469	—
Expiring 12/19/18	Morgan Stanley	IDR	368,377,640	24,291,305	24,070,163	221,142	—
Israeli Shekel,
Expiring 01/28/19	Citibank NA	ILS	306,323	83,637,649	82,958,335	679,314	—
Mexican Peso,
Expiring 12/19/18	Citibank NA	MXN	170,984	8,697,000	8,347,533	349,467	—
Expiring 12/19/18	Citibank NA	MXN	68,133	3,535,000	3,326,282	208,718	—
Expiring 12/19/18	JPMorgan Chase	MXN	217,436	11,324,214	10,615,359	708,855	—
Expiring 12/19/18	JPMorgan Chase	MXN	192,599	10,071,000	9,402,797	668,203	—
Expiring 12/19/18	UBS AG	MXN	1,952,591	103,079,922	95,326,609	7,753,313	—
Expiring 01/29/19	UBS AG	MXN	386,791	19,767,000	18,755,083	1,011,917	—
New Taiwanese Dollar,
Expiring 01/11/19	JPMorgan Chase	TWD	635,363	20,630,000	20,658,425	—	(28,425)

See Notes to Financial Statements.

130

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 01/11/19	JPMorgan Chase	TWD	305,492	$9,925,000	$9,932,867	$—	$(7,867)
Expiring 01/11/19	Morgan Stanley	TWD	539,225	17,513,000	17,532,575	—	(19,575)
Expiring 01/11/19	UBS AG	TWD	1,814,253	59,620,548	58,989,320	631,228	—
New Zealand Dollar,
Expiring 01/18/19	Toronto Dominion	NZD	28,909	18,916,000	18,882,619	33,381	—
Expiring 01/18/19	Toronto Dominion	NZD	21,808	14,220,000	14,244,105	—	(24,105)
Expiring 01/18/19	Toronto Dominion	NZD	13,591	8,881,000	8,877,104	3,896	—
Norwegian Krone,
Expiring 01/25/19	Toronto Dominion	NOK	86,604	10,481,000	10,316,937	164,063	—
Peruvian Nuevo Sol,
Expiring 12/19/18	Barclays Bank PLC	PEN	32,780	9,713,000	9,703,994	9,006	—
Expiring 12/19/18	JPMorgan Chase	PEN	71,201	21,396,000	21,077,519	318,481	—
Expiring 12/19/18	JPMorgan Chase	PEN	52,734	15,815,000	15,610,726	204,274	—
Expiring 12/19/18	JPMorgan Chase	PEN	37,383	11,250,000	11,066,391	183,609	—
Expiring 12/19/18	JPMorgan Chase	PEN	33,345	10,043,000	9,871,063	171,937	—
Expiring 12/19/18	Morgan Stanley	PEN	47,218	14,233,000	13,977,954	255,046	—
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	1,538,497	28,385,550	28,668,219	—	(282,669)
Expiring 12/14/18	Barclays Bank PLC	PHP	424,754	7,887,000	7,914,837	—	(27,837)
Expiring 12/14/18	Citibank NA	PHP	1,456,679	26,706,000	27,143,628	—	(437,628)
Expiring 12/14/18	Citibank NA	PHP	798,349	14,746,000	14,876,357	—	(130,357)
Expiring 12/14/18	JPMorgan Chase	PHP	1,518,426	28,088,000	28,294,222	—	(206,222)
Expiring 12/14/18	JPMorgan Chase	PHP	1,457,810	26,974,000	27,164,704	—	(190,704)
Expiring 12/14/18	JPMorgan Chase	PHP	1,420,035	25,959,000	26,460,815	—	(501,815)

See Notes to Financial Statements.

PGIM Total Return Bond Fund	131

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 12/14/18	JPMorgan Chase	PHP	823,623	$15,327,500	$15,347,325	$—	$(19,825)
Expiring 12/14/18	JPMorgan Chase	PHP	565,342	10,479,000	10,534,536	—	(55,536)
Expiring 12/14/18	Morgan Stanley	PHP	1,975,062	36,183,242	36,803,142	—	(619,900)
Polish Zloty,
Expiring 01/25/19	Goldman Sachs International	PLN	700,675	187,722,700	183,079,435	4,643,265	—
Russian Ruble,
Expiring 12/19/18	JPMorgan Chase	RUB	3,691,630	54,955,421	55,693,195	—	(737,774)
Expiring 12/19/18	JPMorgan Chase	RUB	897,892	13,303,381	13,545,901	—	(242,520)
Singapore Dollar,
Expiring 11/09/18	Citibank NA	SGD	50,328	36,826,432	36,340,766	485,666	—
Expiring 11/09/18	Citibank NA	SGD	39,278	28,780,006	28,362,010	417,996	—
Expiring 11/09/18	Deutsche Bank AG	SGD	35,087	25,470,000	25,335,636	134,364	—
Expiring 11/09/18	Deutsche Bank AG	SGD	25,659	18,520,000	18,528,146	—	(8,146)
Expiring 11/09/18	Deutsche Bank AG	SGD	24,128	17,458,000	17,422,553	35,447	—
Expiring 11/09/18	Deutsche Bank AG	SGD	13,596	9,819,000	9,817,554	1,446	—
Expiring 11/09/18	Deutsche Bank AG	SGD	11,350	8,200,000	8,195,708	4,292	—
Expiring 11/09/18	Goldman Sachs International	SGD	17,329	12,610,000	12,512,965	97,035	—
Expiring 11/09/18	Goldman Sachs International	SGD	11,903	8,639,000	8,595,203	43,797	—
Expiring 11/09/18	JPMorgan Chase	SGD	27,553	20,108,000	19,895,667	212,333	—
Expiring 11/09/18	JPMorgan Chase	SGD	25,351	18,421,000	18,305,081	115,919	—
Expiring 11/09/18	JPMorgan Chase	SGD	17,245	12,483,000	12,452,354	30,646	—
Expiring 11/09/18	Morgan Stanley	SGD	33,588	24,651,100	24,253,111	397,989	—

See Notes to Financial Statements.

132

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 11/09/18	Toronto Dominion	SGD	12,465	$9,056,000	$9,000,817	$55,183	$—
Expiring 11/09/18	UBS AG	SGD	47,716	34,521,000	34,454,672	66,328	—
South African Rand,
Expiring 11/09/18	Citibank NA	ZAR	431,626	30,007,586	29,224,707	782,879	—
Expiring 12/07/18	Barclays Bank PLC	ZAR	1,098,940	71,862,791	74,144,740	—	(2,281,949)
Expiring 12/07/18	Barclays Bank PLC	ZAR	1,098,940	71,862,791	74,144,740	—	(2,281,949)
Expiring 12/07/18	Citibank NA	ZAR	348,170	24,391,072	23,490,815	900,257	—
Expiring 12/07/18	Citibank NA	ZAR	266,759	18,534,097	17,998,074	536,023	—
Expiring 12/07/18	Citibank NA	ZAR	217,725	15,000,000	14,689,756	310,244	—
Expiring 12/07/18	Citibank NA	ZAR	115,680	7,954,347	7,804,855	149,492	—
Expiring 12/07/18	Goldman Sachs International	ZAR	249,083	16,100,000	16,805,466	—	(705,466)
Expiring 12/07/18	JPMorgan Chase	ZAR	325,035	20,875,000	21,929,904	—	(1,054,904)
Expiring 12/07/18	JPMorgan Chase	ZAR	292,983	19,495,807	19,767,361	—	(271,554)
Expiring 12/07/18	Toronto Dominion	ZAR	136,562	8,903,000	9,213,710	—	(310,710)
South Korean Won,
Expiring 01/16/19	Barclays Bank PLC	KRW	55,938,383	49,241,101	49,224,826	16,275	—
Expiring 01/16/19	Barclays Bank PLC	KRW	27,374,338	24,389,111	24,088,952	300,159	—
Expiring 01/16/19	Barclays Bank PLC	KRW	10,575,955	9,309,000	9,306,661	2,339	—
Expiring 01/16/19	Goldman Sachs International	KRW	27,767,956	24,593,000	24,435,330	157,670	—
Expiring 01/16/19	JPMorgan Chase	KRW	14,968,663	13,161,000	13,172,169	—	(11,169)
Expiring 01/16/19	JPMorgan Chase	KRW	14,295,714	12,539,000	12,579,985	—	(40,985)
Expiring 01/16/19	JPMorgan Chase	KRW	12,274,790	10,944,000	10,801,607	142,393	—
Expiring 01/16/19	JPMorgan Chase	KRW	10,676,883	9,467,000	9,395,475	71,525	—
Expiring 01/16/19	JPMorgan Chase	KRW	9,463,216	8,357,000	8,327,469	29,531	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund	133

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 01/16/19	Morgan Stanley	KRW	32,478,412	$28,633,000	$28,580,450	$52,550	$—
Expiring 01/16/19	Morgan Stanley	KRW	13,793,235	12,132,000	12,137,812	—	(5,812)
Swedish Krona,
Expiring 01/25/19	Goldman Sachs International	SEK	618,537	69,373,863	68,181,085	1,192,778	—
Expiring 01/25/19	Toronto Dominion	SEK	106,960	11,799,000	11,790,099	8,901	—
Swiss Franc,
Expiring 01/25/19	BNP Paribas	CHF	193,860	196,143,048	194,282,532	1,860,516	—
Expiring 01/25/19	Toronto Dominion	CHF	193,860	196,331,760	194,282,532	2,049,228	—
Expiring 01/25/19	Toronto Dominion	CHF	21,218	21,392,000	21,263,735	128,265	—
Expiring 01/25/19	Toronto Dominion	CHF	12,641	12,676,000	12,668,786	7,214	—
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	667,090	20,517,000	20,127,654	389,346	—
Expiring 11/09/18	Citibank NA	THB	555,182	16,739,000	16,751,149	—	(12,149)
Expiring 11/09/18	Citibank NA	THB	431,086	13,010,000	13,006,881	3,119	—
Expiring 11/09/18	Citibank NA	THB	332,211	9,988,000	10,023,577	—	(35,577)
Expiring 11/09/18	Citibank NA	THB	297,858	9,177,000	8,987,067	189,933	—
Expiring 11/09/18	Citibank NA	THB	283,535	8,517,000	8,554,918	—	(37,918)
Expiring 11/09/18	Citibank NA	THB	262,355	7,962,000	7,915,864	46,136	—
Expiring 11/09/18	UBS AG	THB	710,872	21,357,779	21,448,676	—	(90,897)
Turkish Lira,
Expiring 12/07/18	JPMorgan Chase	TRY	165,033	28,363,500	28,844,591	—	(481,091)

				$8,496,783,212	$8,425,608,930	84,825,225	(13,650,943)

						$105,378,126	$(49,373,286)

See Notes to Financial Statements.

134

Cross currency exchange contracts outstanding at October 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contract:
01/25/19	Buy	CHF	26,340	EUR	23,123	$—	$(11,131)	Toronto Dominion

Credit default swap agreements outstanding at October 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1)*:
Federation of Malaysia	12/20/21	1.000%(Q)	4,000	$(44,860)	$6,333	$(51,193)	Deutsche Bank AG
Federation of Russia	12/20/21	1.000%(Q)	11,000	24,348	17,417	6,931	Deutsche Bank AG
People’s Republic of China	12/20/21	1.000%(Q)	9,000	(168,738)	14,250	(182,988)	Deutsche Bank AG
Republic of Argentina	12/20/21	1.000%(Q)	3,000	393,035	4,667	388,368	Deutsche Bank AG
Republic of Brazil	12/20/21	1.000%(Q)	15,000	180,852	23,750	157,102	Deutsche Bank AG
Republic of Chile	12/20/21	1.000%(Q)	3,000	(66,680)	4,750	(71,430)	Deutsche Bank AG
Republic of Colombia	12/20/21	1.000%(Q)	3,000	(20,549)	4,750	(25,299)	Deutsche Bank AG
Republic of Indonesia	12/20/21	1.000%(Q)	4,000	(563)	6,333	(6,896)	Deutsche Bank AG
Republic of Mexico	12/20/21	1.000%(Q)	11,000	(17,111)	17,417	(34,528)	Deutsche Bank AG
Republic of Panama	12/20/21	1.000%(Q)	3,000	(60,728)	4,750	(65,478)	Deutsche Bank AG
Republic of Peru	12/20/21	1.000%(Q)	3,000	(52,246)	4,750	(56,996)	Deutsche Bank AG
Republic of Philippines	12/20/21	1.000%(Q)	3,000	(40,095)	4,750	(44,845)	Deutsche Bank AG
Republic of South Africa	12/20/21	1.000%(Q)	10,000	247,957	15,833	232,124	Deutsche Bank AG
Republic of Turkey	12/20/21	1.000%(Q)	15,000	1,058,613	23,750	1,034,863	Deutsche Bank AG

				$1,433,235	$153,500	$1,279,735

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreement on credit indices— Sell Protection(2)*:
CDX.EM.26.V1	12/20/21	1.000%(Q)	97,000	1.526%	$(1,382,376)	$(299,083)	$(1,083,293)	Deutsche Bank AG

*

The Fund entered into multiple credit default swap agreements in a package trade consisting of two parts. The fund sold protection on an Emerging Market CDX Index and bought protection on the countries which comprise the index. The up-front premium is attached to the index of the trade. Each swap is priced individually. If the packaged deal is closed out early, all of the component swaps terminate.

See Notes to Financial Statements.

PGIM Total Return Bond Fund	135

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^:
Banc of America Commercial Mortgage Trust	11/29/18	1.250%(M)	678	6.794%	$752	$—	$752	Goldman Sachs International
Banc of America Commercial Mortgage Trust	11/29/18	1.250%(M)	377	6.780%	418	—	418	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/30/18	1.250%(M)	10,824	*	11,629	—	11,629	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/30/18	1.250%(M)	6,263	*	6,730	—	6,730	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/30/18	1.250%(M)	3,392	*	3,644	—	3,644	Goldman Sachs International
Chase Mortgage	11/30/18	1.250%(M)	13,117	*	14,092	—	14,092	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/29/18	1.250%(M)	5,431	*	6,023	—	6,023	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/29/18	1.250%(M)	2,066	*	2,292	—	2,292	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/29/18	1.250%(M)	1,878	*	2,083	—	2,083	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/29/18	1.250%(M)	438	*	486	—	486	Goldman Sachs International
Citigroup Mortgage Loan Trust	11/30/18	1.250%(M)	3,313	*	3,559	—	3,559	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	2,921	4.550%	3,240	—	3,240	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	2,725	19.740%	3,022	—	3,022	Goldman Sachs International

See Notes to Financial Statements.

136

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
COMM Mortgage Trust	11/29/18	1.250%(M)	2,612	*	$2,897	$—	$2,897	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	2,380	*	2,640	—	2,640	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	2,171	*	2,408	—	2,408	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	1,413	*	1,567	—	1,567	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	993	*	1,101	—	1,101	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	978	7.460%	1,085	—	1,085	Goldman Sachs International
COMM Mortgage Trust	11/29/18	1.250%(M)	738	*	818	—	818	Goldman Sachs International
Countrywide Alternative Loan Trust	11/30/18	1.250%(M)	7,524	*	8,084	—	8,084	Goldman Sachs International
Countrywide Prime Mortgage	11/30/18	1.250%(M)	2,730	*	2,933	—	2,933	Goldman Sachs International
Deutsche Bank Alta Mortgages	11/30/18	1.250%(M)	10,654	*	11,448	—	11,448	Goldman Sachs International
Deutsche Bank Alta Mortgages	11/30/18	1.250%(M)	5,632	*	6,052	—	6,052	Goldman Sachs International
Equity One Home Equity	11/30/18	1.250%(M)	8,958	*	9,625	—	9,625	Goldman Sachs International
First Franklin Home Equity	11/30/18	1.250%(M)	3,661	*	3,933	—	3,933	Goldman Sachs International

See Notes to Financial Statements.

PGIM Total Return Bond Fund	137

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
First Franklin Home Equity	11/30/18	1.250%(M)	1,320	*	$1,418	$—	$1,418	Goldman Sachs International
GMAC Home Equity	11/30/18	1.250%(M)	1,375	*	1,477	—	1,477	Goldman Sachs International
GS Mortgage Securities Trust	11/29/18	1.250%(M)	3,227	0.620%	3,579	—	3,579	Goldman Sachs International
GS Mortgage Securities Trust	11/29/18	1.250%(M)	1,646	*	1,826	—	1,826	Goldman Sachs International
GS Mortgage Securities Trust	11/29/18	1.250%(M)	1,578	*	1,750	—	1,750	Goldman Sachs International
GS Mortgage Securities Trust	11/29/18	1.250%(M)	1,316	*	1,460	—	1,460	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/29/18	1.250%(M)	3,872	*	4,295	—	4,295	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/29/18	1.250%(M)	3,055	*	3,388	—	3,388	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/29/18	1.250%(M)	431	*	478	—	478	Goldman Sachs International
Lehman Home Equity	11/30/18	1.250%(M)	9,801	*	10,531	—	10,531	Goldman Sachs International
Lehman Home Equity	11/30/18	1.250%(M)	1,523	*	1,636	—	1,636	Goldman Sachs International
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	2,568	7.460%	2,848	—	2,848	Goldman Sachs International
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	1,773	10.400%	1,967	—	1,967	Goldman Sachs International

See Notes to Financial Statements.

138

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	1,652	*	$1,832	$—	$1,832	Goldman Sachs International
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	1,323	*	1,467	—	1,467	Goldman Sachs International
Morgan Stanley BAML Trust	11/29/18	1.250%(M)	544	2.593%	604	—	604	Goldman Sachs International
Morgan Stanley Home Equity	11/30/18	1.250%(M)	4,032	*	4,332	—	4,332	Goldman Sachs International
New Century Home Equity	11/30/18	1.250%(M)	9,669	*	10,388	—	10,388	Goldman Sachs International
New Century Home Equity	11/30/18	1.250%(M)	4,405	*	4,733	—	4,733	Goldman Sachs International
New Century Home Equity	11/30/18	1.250%(M)	1,795	*	1,928	—	1,928	Goldman Sachs International
RAAC Series	11/30/18	1.250%(M)	1,026	*	1,102	—	1,102	Goldman Sachs International
Residential Asset Securities Corp.	11/30/18	1.250%(M)	1,251	*	1,344	—	1,344	Goldman Sachs International
Structured Agency Credit Risk	11/30/18	1.250%(M)	4,123	*	4,430	—	4,430	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	6,009	*	6,665	—	6,665	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	776	*	861	—	861	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	738	6.780%	819	—	819	Goldman Sachs International

See Notes to Financial Statements.

PGIM Total Return Bond Fund	139

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	641	8.493%	$711	$—	$711	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	424	4.670%	470	—	470	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/29/18	1.250%(M)	349	6.780%	387	—	387	Goldman Sachs International

					$191,287	$—	$191,287

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
American International Group, Inc.	12/20/20	1.000%(Q)	25,530	0.303%	$369,163	$401,068	$31,905
Anadarko Petroleum Corp.	06/20/21	1.000%(Q)	23,015	0.385%	(1,735,106)	387,427	2,122,533
AT&T, Inc.	06/20/21	1.000%(Q)	53,920	0.456%	388,605	821,831	433,226
Barrick Gold Corp.	06/20/21	1.000%(Q)	20,265	0.264%	(526,871)	416,074	942,945
Devon Energy Corp.	06/20/20	1.000%(Q)	5,785	0.157%	(477,430)	89,775	567,205
Eastman Chemical Co.	06/20/21	1.000%(Q)	34,085	0.350%	327,901	614,575	286,674
Ford Motor Co.	06/20/21	5.000%(Q)	84,000	0.944%	14,612,255	9,295,132	(5,317,123)
General Motors Co.	06/20/19	5.000%(Q)	25,315	0.159%	2,849,717	932,107	(1,917,610)

					$15,808,234	$12,957,989	$(2,850,245)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Hellenic Republic	12/20/18	1.000%(Q)	10,000	$(2,463)	$19,955	$(22,418)	Citibank NA
Hellenic Republic	12/20/18	1.000%(Q)	10,000	(2,463)	36,533	(38,996)	Barclays Bank PLC
Hellenic Republic	06/20/19	1.000%(Q)	68,000	276,737	850,000	(573,263)	Barclays Bank PLC

See Notes to Financial Statements.

140

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1)(cont’d.):
Hellenic Republic	06/20/19	1.000%(Q)		20,000	$81,393	$128,491	$(47,098)	Bank of America
Hellenic Republic	06/20/23	1.000%(Q)		5,000	466,168	472,463	(6,295)	Bank of America
Kingdom of Spain	03/20/23	1.000%(Q)	EUR	20,000	(444,862)	(678,776)	233,914	Deutsche Bank AG
Kingdom of Spain	06/20/23	1.000%(Q)		63,700	(1,366,918)	(1,576,250)	209,332	Bank of America
Petroleos Mexicanos	06/20/21	1.000%(Q)		13,500	216,016	136,097	79,919	Citibank NA
Petroleos Mexicanos	12/20/22	1.000%(Q)		17,000	772,792	635,179	137,613	Citibank NA
Republic of Argentina	12/20/19	5.000%(Q)		15,000	(100,992)	(1,151,683)	1,050,691	Barclays Bank PLC
Republic of Argentina	09/20/20	5.000%(Q)		1,000	(8,703)	30,974	(39,677)	Barclays Bank PLC
Republic of Italy	06/20/19	1.000%(Q)		63,920	(214,110)	(45,504)	(168,606)	Deutsche Bank AG
Republic of Italy	06/20/19	1.000%(Q)	EUR	45,550	(86,211)	(102,446)	16,235	Barclays Bank PLC
Republic of Italy	06/20/19	1.000%(Q)		25,000	(83,741)	(25,898)	(57,843)	Deutsche Bank AG
Republic of Italy	12/20/21	1.000%(Q)		50,000	435,599	1,084,472	(648,873)	Hong Kong & Shanghai Bank
Republic of Italy	06/20/23	1.000%(Q)		39,900	884,003	613,190	270,813	Bank of America
Republic of Italy	06/20/23	1.000%(Q)		19,290	427,379	431,529	(4,150)	Bank of America
Republic of Italy	06/20/28	1.000%(Q)		33,730	4,373,577	3,418,432	955,145	Goldman Sachs International
Republic of Italy	12/20/36	1.000%(Q)	EUR	39,000	3,728,673	3,111,116	617,557	Deutsche Bank AG
Republic of Portugal	09/20/23	1.000%(Q)		8,500	(122,464)	(76,698)	(45,766)	Deutsche Bank AG
Republic of South Africa	12/20/21	1.000%(Q)		10,000	247,957	179,436	68,521	Citibank NA
United Mexican States	06/20/23	1.000%(Q)		19,685	248,122	122,462	125,660	Citibank NA
United Mexican States	06/20/23	1.000%(Q)		19,445	245,096	306,578	(61,482)	Citibank NA
United Mexican States	06/20/23	1.000%(Q)		6,615	83,379	38,711	44,668	Citibank NA
United Mexican States	06/20/23	1.000%(Q)		6,450	81,300	113,881	(32,581)	Citibank NA
United Mexican States	06/20/23	1.000%(Q)		6,435	81,111	104,322	(23,211)	Citibank NA
United Mexican States	06/20/23	1.000%(Q)		3,210	40,461	19,958	20,503	Citibank NA

					$10,256,836	$8,196,524	$2,060,312

See Notes to Financial Statements.

PGIM Total Return Bond Fund	141

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Arab Republic of Egypt	06/20/19	1.000%(Q)	3,460	1.882%	$(15,225)	$(9,949)	$(5,276)	Citibank NA
Arab Republic of Egypt	06/20/20	1.000%(Q)	49,000	2.483%	(1,087,773)	(1,222,098)	134,325	Deutsche Bank AG
Hellenic Republic	12/20/18	1.000%(Q)	10,000	1.690%	2,274	(62,261)	64,535	Barclays Bank PLC
Hellenic Republic	03/20/19	1.000%(Q)	8,000	1.743%	(13,491)	(250,000)	236,509	Citibank NA
Hellenic Republic	06/20/22	1.000%(Q)	2,470	3.398%	(189,114)	(426,350)	237,236	Citibank NA
Hellenic Republic	06/20/22	1.000%(Q)	5,580	3.398%	(427,228)	(990,450)	563,222	Goldman Sachs International
Hellenic Republic	12/20/22	1.000%(Q)	4,900	3.541%	(443,934)	(485,860)	41,926	Citibank NA
Hellenic Republic	06/20/23	1.000%(Q)	15,000	3.710%	(1,593,349)	(1,748,579)	155,230	Bank of America
Hellenic Republic	06/20/23	1.000%(Q)	15,000	3.710%	(1,593,349)	(1,773,132)	179,783	Bank of America
Hellenic Republic	06/20/23	1.000%(Q)	5,000	3.710%	(531,116)	(534,371)	3,255	Bank of America
Hellenic Republic	06/20/24	1.000%(Q)	13,130	3.942%	(1,766,710)	(2,839,362)	1,072,652	Barclays Bank PLC
Hellenic Republic	06/20/24	1.000%(Q)	20,000	3.942%	(2,691,105)	(4,525,000)	1,833,895	Citibank NA
Husky Energy, Inc.	06/20/20	1.000%(Q)	13,690	0.351%	158,873	(563,759)	722,632	Morgan Stanley
Kingdom of Spain	06/20/19	1.000%(Q)	169,000	0.288%	961,242	1,389,783	(428,541)	Goldman Sachs International
Kingdom of Spain	06/20/19	1.000%(Q)	58,400	0.288%	481,413	190,323	291,090	Morgan Stanley
Kingdom of Spain	06/20/23	1.000%(Q)	63,700	0.773%	690,830	964,954	(274,124)	Bank of America
Kingdom of Spain	06/20/23	1.000%(Q)	25,000	0.773%	271,126	377,690	(106,564)	Bank of America
Kingdom of Spain	06/20/23	1.000%(Q)	5,000	0.773%	54,225	72,258	(18,033)	Bank of America

See Notes to Financial Statements.

142

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)(cont’d.):
Kingdom of Spain	06/20/23	1.000%(Q)	22,910	0.773%	$248,460	$249,127	$(667)	Citibank NA
Kingdom of Spain	06/20/23	1.000%(Q)	45,800	0.773%	496,704	530,152	(33,448)	Goldman Sachs International
Petroleos Mexicanos	12/20/18	1.000%(Q)	10,780	0.781%	15,827	5,701	10,126	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	16,410	2.465%	(972,903)	(907,194)	(65,709)	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	16,205	2.465%	(960,749)	(1,075,384)	114,635	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	5,515	2.465%	(326,969)	(306,324)	(20,645)	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	5,365	2.465%	(318,076)	(364,852)	46,776	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	5,360	2.465%	(317,779)	(357,907)	40,128	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	2,730	2.465%	(161,854)	(150,839)	(11,015)	Citibank NA
Petroleos Mexicanos	12/20/23	1.000%(Q)	12,000	2.641%	(870,657)	(1,063,674)	193,017	Barclays Bank PLC
Petroleos Mexicanos	06/20/25	1.000%(Q)	7,000	3.050%	(778,575)	(679,613)	(98,962)	Citibank NA
Petroleos Mexicanos	12/20/28	1.000%(Q)	10,000	3.544%	(1,844,033)	(1,717,153)	(126,880)	Citibank NA
Republic of Brazil	12/20/18	1.000%(Q)	86,700	0.569%	374,266	(144,539)	518,805	BNP Paribas
Republic of Brazil	12/20/18	1.000%(Q)	30,000	0.569%	52,837	26,807	26,030	BNP Paribas
Republic of Brazil	03/20/19	1.000%(Q)	15,000	0.630%	38,868	5,751	33,117	Hong Kong & Shanghai Bank
Republic of Bulgaria	06/20/20	1.000%(Q)	5,000	0.265%	64,988	60,401	4,587	Citibank NA
Republic of Colombia	12/20/26	1.000%(Q)	22,275	1.802%	(1,184,400)	(2,031,230)	846,830	Citibank NA
Republic of Hungary	06/20/20	1.000%(Q)	50,000	0.260%	654,207	776,955	(122,748)	Citibank NA
Republic of Indonesia	12/20/21	1.000%(Q)	49,750	1.035%	7,007	(1,167,237)	1,174,244	Citibank NA

See Notes to Financial Statements.

PGIM Total Return Bond Fund	143

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)(cont’d.):
Republic of Italy	12/20/18	1.000%(Q)		10,000	0.562%	$17,711	$71,446	$(53,735)	JPMorgan Chase
Republic of Italy	09/20/20	1.000%(Q)		29,050	2.043%	(513,904)	134,779	(648,683)	JPMorgan Chase
Republic of Italy	06/20/21	1.000%(Q)		53,750	2.254%	(1,592,824)	(1,110,033)	(482,791)	Goldman Sachs International
Republic of Italy	06/20/21	1.000%(Q)		25,000	2.254%	(740,849)	(331,366)	(409,483)	JPMorgan Chase
Republic of Italy	12/20/21	1.000%(Q)		63,920	2.343%	(2,388,847)	(2,374,941)	(13,906)	Bank of America
Republic of Italy	12/20/21	1.000%(Q)		50,000	2.343%	(1,868,623)	(1,381,930)	(486,693)	Hong Kong & Shanghai Bank
Republic of Italy	06/20/23	1.000%(Q)		39,900	2.605%	(2,519,269)	(2,103,439)	(415,830)	Bank of America
Republic of Italy	06/20/23	1.000%(Q)		19,290	2.605%	(1,217,963)	(1,160,831)	(57,132)	Bank of America
Republic of Italy	06/20/23	1.000%(Q)		53,910	2.605%	(3,403,855)	(2,550,523)	(853,332)	Goldman Sachs International
Republic of Italy	06/20/28	1.000%(Q)	EUR	60,000	1.498%	(2,815,033)	(2,271,066)	(543,967)	Deutsche Bank AG
Republic of Panama	06/20/22	1.000%(Q)		4,800	0.443%	97,839	41,586	56,253	Citibank NA
Republic of Portugal	09/20/21	1.000%(Q)		13,500	0.480%	209,935	168,758	41,177	Deutsche Bank AG
Republic of Portugal	06/20/23	1.000%(Q)		11,080	0.927%	47,136	9,736	37,400	Bank of America
Republic of Portugal	06/20/23	1.000%(Q)		10,000	0.927%	42,542	13,176	29,366	Bank of America
Republic of Portugal	06/20/23	1.000%(Q)		18,000	0.927%	76,575	—	76,575	Barclays Bank PLC
Republic of Portugal	12/20/23	1.000%(Q)		14,320	0.993%	21,231	6,633	14,598	JPMorgan Chase
Republic of Serbia	06/20/21	1.000%(Q)		16,000	0.608%	178,151	237,787	(59,636)	BNP Paribas
Republic of South Africa	06/20/19	1.000%(Q)		50,000	1.131%	16,896	180,474	(163,578)	BNP Paribas

See Notes to Financial Statements.

144

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)(cont’d.):
Republic of Trinidad and Tobago	03/20/20	1.000%(Q)	5,000	1.079%	$471	$(53,064)	$53,535	Citibank NA
Republic of Turkey	12/20/18	1.000%(Q)	35,800	2.996%	(56,667)	(572,737)	516,070	Citibank NA
Republic of Uruguay	06/20/21	1.000%(Q)	750	1.717%	(12,530)	(10,543)	(1,987)	Citibank NA
Russian Federation	12/20/26	1.000%(Q)	16,000	1.857%	(901,921)	(1,472,990)	571,069	Citibank NA
State of Illinois	06/20/21	1.000%(Q)	5,000	1.020%	3,282	(27,003)	30,285	Citibank NA
United Mexican States	12/20/18	1.000%(Q)	25,000	0.581%	43,629	159,133	(115,504)	Citibank NA

					$(30,792,129)	$(35,144,173)	$4,352,044

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1):
CDX.NA.IG.30.V1	06/20/28	1.000%(Q)	213,094	$628,468	$1,613,616	$985,148
CDX.NA.IG.31.V1	12/20/28	1.000%(Q)	747,760	4,423,272	7,730,592	3,307,320

				$5,051,740	$9,344,208	$4,292,468

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Buy Protection(1):
CMBX.NA.10.AAA	11/17/59	0.500%(M)	131,000	$362,505	$1,504,884	$(1,142,379)	Deutsche Bank AG

See Notes to Financial Statements.

PGIM Total Return Bond Fund	145

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.EM.23.V3	06/20/20	1.000%(Q)	7,360	1.122%	$(5,763)	$80,960	$(86,723)	Citibank NA
CDX.EM.24.V3	12/20/20	1.000%(Q)	18,400	1.191%	(50,720)	184,000	(234,720)	Citibank NA
CDX.EM.26.V2	12/20/21	1.000%(Q)	9,215	1.526%	(131,326)	63,583	(194,909)	Citibank NA
CDX.EM.26.V2	12/20/21	1.000%(Q)	24,250	1.526%	(345,594)	82,450	(428,044)	Citibank NA
CMBX.NA.6.AA	05/11/63	1.500%(M)	13,500	*	113,863	(8,438)	122,301	Goldman Sachs International
CMBX.NA.6.AA	05/11/63	1.500%(M)	16,000	*	134,949	(58,296)	193,245	Deutsche Bank AG
CMBX.NA.6.AA	05/11/63	1.500%(M)	18,000	*	151,818	(25,500)	177,318	Goldman Sachs International
CMBX.NA.6.AA	05/11/63	1.500%(M)	27,000	*	227,727	315,790	(88,063)	Deutsche Bank AG
CMBX.NA.6.AA	05/11/63	1.500%(M)	44,500	*	375,327	(2,723,918)	3,099,245	Credit Suisse International
CMBX.NA.6.AA	05/11/63	1.500%(M)	50,000	*	421,716	(24,746)	446,462	Goldman Sachs International

					$891,997	$(2,114,115)	$3,006,112

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

146

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreements outstanding at October 31, 2018:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreement:
97,726	3 Month LIBOR plus 70.50 bps(Q)	JPY 11,000,000	3 Month JPY LIBOR(Q)	Citibank NA	06/27/30	$688,519	$—	$688,519

Forward rate agreement outstanding at October 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Forward Rate Agreement:
5,094,600	11/13/18	—(3)	—(3)	$(7,503,116)	$—	$(7,503,116)	Citigroup Global Markets
3,871,600	11/26/18	—(4)	—(4)	197,385	—	197,385	Citigroup Global Markets

				$(7,305,731)	$—	$(7,305,731)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays or receives payments based on CMM102 minus 7 year CMT minus 1.193% upon termination.
(4)	The Fund pays or receives payments based on CMM102 minus 7 year CMT minus 1.360% upon termination.

See Notes to Financial Statements.

PGIM Total Return Bond Fund	147

Schedule of Investments (continued)

as of October 31, 2018

Inflation swap agreements outstanding at October 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Inflation Swap Agreement:
88,880	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$2,066	$(1,192,004)	$(1,194,070)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements:
BRL	174,548	01/02/25	9.400%(T)	1 Day BROIS(2)(T)	$—	$97,755	$97,755
BRL	280,683	01/02/25	9.685%(T)	1 Day BROIS(2)(T)	—	1,399,778	1,399,778
BRL	270,521	01/02/25	9.775%(T)	1 Day BROIS(2)(T)	—	1,758,548	1,758,548
BRL	176,125	01/02/25	9.920%(T)	1 Day BROIS(2)(T)	—	2,930,673	2,930,673
BRL	172,067	01/02/25	10.040%(T)	1 Day BROIS(2)(T)	—	3,352,725	3,352,725
BRL	216,629	01/02/25	12.050%(T)	1 Day BROIS(2)(T)	—	9,362,308	9,362,308
BRL	188,874	01/04/27	12.095%(T)	1 Day BROIS(2)(T)	—	9,790,438	9,790,438
EUR	166,280	05/11/19	(0.144)%(A)	6 Month EURIBOR(1)(S)	(137,541)	(230,511)	(92,970)
EUR	1,018,685	05/11/20	(0.054)%(A)	6 Month EURIBOR(1)(S)	(1,454,147)	(3,534,348)	(2,080,201)
EUR	55,010	05/11/21	0.100%(A)	6 Month EURIBOR(1)(S)	(134,504)	(333,288)	(198,784)
EUR	284,870	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	(379,387)	(1,040,579)	(661,192)
EUR	368,055	05/11/23	0.650%(A)	6 Month EURIBOR(1)(S)	(6,895,554)	(8,833,937)	(1,938,383)
EUR	77,135	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	467,097	(133,787)	(600,884)
EUR	3,500	05/11/25	0.650%(A)	6 Month EURIBOR(1)(S)	8,820	(39,937)	(48,757)
EUR	77,600	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	(113,247)	(831,988)	(718,741)
EUR	115,405	05/11/27	0.736%(A)	6 Month EURIBOR(1)(S)	3,109,651	109,684	(2,999,967)

See Notes to Financial Statements.

148

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	209,410	05/11/28	0.750%(A)	6 Month EURIBOR(1)(S)	$7,501,914	$2,351,801	$(5,150,113)
EUR	25,040	02/15/30	1.124%(A)	6 Month EURIBOR(1)(S)	(5,987)	(412,020)	(406,033)
EUR	29,390	05/11/30	0.850%(A)	6 Month EURIBOR(1)(S)	1,087,333	696,788	(390,545)
EUR	30,000	05/11/32	1.100%(A)	6 Month EURIBOR(1)(S)	583,585	311,315	(272,270)
EUR	25,200	05/11/33	1.000%(A)	6 Month EURIBOR(1)(S)	901,583	909,845	8,262
EUR	44,755	05/11/34	1.000%(A)	6 Month EURIBOR(1)(S)	3,056,209	2,074,904	(981,305)
EUR	27,040	05/11/35	1.050%(A)	6 Month EURIBOR(1)(S)	1,963,021	1,276,076	(686,945)
EUR	6,910	05/11/36	1.050%(A)	6 Month EURIBOR(1)(S)	565,965	387,563	(178,402)
EUR	48,000	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	1,823,030	1,165,534	(657,496)
EUR	149,500	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	1,198,963	1,198,963
EUR	149,500	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	(1,077,932)	(1,077,932)
EUR	10,000	05/11/38	1.350%(A)	6 Month EURIBOR(1)(S)	234,791	101,715	(133,076)
EUR	17,905	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	785,416	437,213	(348,203)
EUR	30,015	01/26/48	1.853%(A)	3 Month EURIBOR(2)(Q)	—	254,129	254,129
EUR	30,015	01/26/48	1.863%(A)	6 Month EURIBOR(1)(S)	—	(221,315)	(221,315)
EUR	114,800	03/19/48	1.650%(A)	3 Month EURIBOR(2)(Q)	—	(29,819)	(29,819)
EUR	114,800	03/19/48	1.658%(A)	6 Month EURIBOR(1)(S)	—	89,555	89,555
GBP	26,120	05/08/21	0.716%(S)	6 Month GBP LIBOR(1)(S)	311,296	403,317	92,021
	932,595	11/17/18	1.080%(T)	1 Day USOIS(1)(T)	2,248	6,155,499	6,153,251
	1,402,075	11/18/18	0.911%(A)	1 Day USOIS(1)(A)	(77,008)	11,625,005	11,702,013
	2,555,020	02/15/19	1.820%(T)	1 Day USOIS(1)(T)	—	3,963,273	3,963,273

See Notes to Financial Statements.

PGIM Total Return Bond Fund	149

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
845,800	03/24/19	1.331%(A)	1 Day USOIS(1)(A)	$—	$6,331,406	$6,331,406
263,553	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	1,732,514	1,732,514
316,490	03/31/19	1.431%(A)	1 Day USOIS(1)(A)	—	2,082,874	2,082,874
460,261	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	(263,700)	3,754,396	4,018,096
637,545	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(312,393)	5,099,792	5,412,185
55,015	07/14/19	1.428%(A)	1 Day USOIS(1)(A)	—	500,698	500,698
1,171,070	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	13,687,819	13,687,819
1,323,545	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	372,736	10,716,119	10,343,383
3,407,930	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	7,875,563	31,175,195	23,299,632
1,381,520	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	407,820	10,008,281	9,600,461
944,465	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	10,437	5,340,191	5,329,754
2,515,745	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	343,025	11,415,896	11,072,871
767,395	03/08/20	2.157%(A)	1 Day USOIS(1)(A)	—	3,571,598	3,571,598
1,257,000	03/31/20	2.295%(A)	1 Day USOIS(1)(A)	325,527	5,197,368	4,871,841
2,501,805	03/31/20	2.369%(A)	1 Day USOIS(1)(A)	(1,451,829)	7,204,372	8,656,201
841,340	04/24/20	2.311%(A)	1 Day USOIS(1)(A)	—	2,746,637	2,746,637
152,825	07/17/20	1.521%(A)	1 Day USOIS(1)(A)	—	3,261,244	3,261,244
227,370	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	2,912,809	2,912,809
85,960	08/31/22	2.550%(A)	1 Day USOIS(1)(A)	16,817	647,448	630,631
180,090	08/31/22	2.552%(A)	1 Day USOIS(1)(A)	—	1,342,591	1,342,591
182,270	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	444,268	9,231,047	8,786,779

See Notes to Financial Statements.

150

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
388,689	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	$(427,122)	$18,973,946	$19,401,068
123,815	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(1,134,529)	5,942,939	7,077,468
442,345	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(644,185)	20,853,696	21,497,881
83,575	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	4,276,277	4,276,277
273,750	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	14,316,533	14,316,533
2,331,945	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	8,126,176	121,740,589	113,614,413
688,685	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	2,292,198	35,740,964	33,448,766
1,100,520	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	3,579,254	43,203,683	39,624,429
262,260	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	245,632	4,858,239	4,612,607
179,410	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	1,153,347	1,153,347
1,344,704	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(931,186)	11,663,070	12,594,256
95,750	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	107,638	107,638
877,140	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	363,747	3,619,809	3,256,062
720,810	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	402,530	2,785,087	2,382,557
382,908	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	5,004,603	28,604,974	23,600,371
149,250	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	185,091	10,246,430	10,061,339
52,350	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	3,313,941	3,313,941
179,280	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	(121,574)	9,850,446	9,972,020
104,510	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	6,376,887	6,376,887
76,725	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	5,953,502	5,953,502
54,940	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	3,416,462	3,416,462

See Notes to Financial Statements.

PGIM Total Return Bond Fund	151

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	74,040	05/21/28	2.421%(S)	3 Month LIBOR(1)(Q)	$(18,613)	$4,430,685	$4,449,298
	113,825	03/16/38	2.987%(S)	3 Month LIBOR(2)(Q)	—	(5,229,302)	(5,229,302)
	44,800	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	961	11,921,286	11,920,325
	18,765	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	1,998,615	1,998,615
	27,780	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	654	8,136,152	8,135,498
	85,405	03/16/48	2.970%(S)	3 Month LIBOR(1)(Q)	—	5,362,763	5,362,763
	22,125	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	3,253,524	3,253,524
	20,450	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	2,542,645	2,542,645
ZAR	3,508,200	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	(161,476)	(7,477,294)	(7,315,818)
ZAR	1,165,000	08/14/28	8.350%(Q)	3 Month JIBAR(2)(Q)	—	(1,395,722)	(1,395,722)

					$37,735,016	$563,987,049	$526,252,033

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciaton (Depreciation)	Counterparty
	OTC Interest Rate Swap Agreements:
ZAR	166,800	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	$(979,204)	$—	$(979,204)	Deutsche Bank AG
ZAR	259,070	10/09/42	8.320%(Q)	3 Month JIBAR(2)(Q)	(1,010,608)	(1,365)	(1,009,243)	Deutsche Bank AG
ZAR	161,920	10/10/42	8.280%(Q)	3 Month JIBAR(2)(Q)	(675,982)	(5,370)	(670,612)	BNP Paribas
ZAR	256,475	10/19/42	8.320%(Q)	3 Month JIBAR(2)(Q)	(1,006,382)	—	(1,006,382)	Deutsche Bank AG
ZAR	162,000	10/20/42	8.330%(Q)	3 Month JIBAR(2)(Q)	(620,607)	—	(620,607)	BNP Paribas
ZAR	328,000	11/28/42	8.585%(Q)	3 Month JIBAR(2)(Q)	(646,332)	—	(646,332)	Deutsche Bank AG
ZAR	156,655	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	971,444	—	971,444	Deutsche Bank AG
ZAR	245,000	10/09/47	8.200%(Q)	3 Month JIBAR(1)(Q)	989,260	1,174	988,086	Deutsche Bank AG

See Notes to Financial Statements.

152

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciaton (Depreciation)	Counterparty
	OTC Interest Rate Swap Agreements (cont’d.):
ZAR	149,775	10/10/47	8.160%(Q)	3 Month JIBAR(1)(Q)	$648,032	$4,895	$643,137	BNP Paribas
ZAR	242,720	10/19/47	8.200%(Q)	3 Month JIBAR(1)(Q)	984,527	—	984,527	Deutsche Bank AG
ZAR	150,000	10/20/47	8.210%(Q)	3 Month JIBAR(1)(Q)	593,877	—	593,877	BNP Paribas
ZAR	311,000	11/28/47	8.470%(Q)	3 Month JIBAR(1)(Q)	612,998	—	612,998	Deutsche Bank AG

					$(138,977)	$(666)	$(138,311)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at October 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC Total Return Swap Agreements:
IOS. FN30.450.10(M)	1 Month LIBOR(M)	Credit Suisse International	1/12/41	30,857	$49,716	$(94,227)	$143,943
IOS. FN30.500.10(M)	1 Month LIBOR(M)	JPMorgan Securities LLC	1/12/41	1,603	4,492	(5,051)	9,543

					$54,208	$(99,278)	$153,486

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).
(2)

On a Long Total Return Swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a Short Total Return Swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Forward Rate and Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Rate Agreements	$—	$—	$197,385	$(7,503,116)
OTC Swap Agreements	$19,918,425	$(47,720,832)	$25,486,804	$(16,119,292)

See Notes to Financial Statements.

PGIM Total Return Bond Fund	153

Schedule of Investments (continued)

as of October 31, 2018

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets	$—	$513,444,077
JPMorgan Securities LLC	30,332,389	245,048,961

Total	$30,332,389	$758,493,038

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$84,370,670	$—
Collateralized Loan Obligations	—	7,570,063,619	—
Consumer Loans	—	635,532,903	—
Credit Card	—	90,758,266	—
Home Equity Loans	—	198,135,340	—
Residential Mortgage-Backed Securities	—	876,944,618	206,974,364
Small Business Loan	—	31,516	—
Student Loans	—	331,994,833	—
Bank Loans	—	234,758,769	18,587,250
Commercial Mortgage-Backed Securities	—	4,221,095,424	—
Convertible Bond	—	3,442,149	—
Corporate Bonds	—	12,274,557,509	1,725,275
Municipal Bonds	—	281,214,638	—
Residential Mortgage-Backed Securities	—	1,146,937,448	—
Sovereign Bonds	—	4,613,726,706	—
U.S. Government Agency Obligations	—	614,074,931	—
U.S. Treasury Obligations	—	1,081,633,127	—
Common Stock	1,902,823	—	—
Preferred Stocks	8,564,440	—	—
Affiliated Mutual Funds	2,140,499,031	—	—
Commercial Paper	—	77,687,344	—
Options Purchased	—	12,707,429	—
Options Written	—	(12,896,941)	(6,816,019)

See Notes to Financial Statements.

154

	Level 1	Level 2	Level 3
Other Financial Instruments*
Unfunded Loan Commitment	$—	$(1,300,042)	$—
Futures Contracts	(398,437,802)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	56,004,840	—
OTC Cross Currency Exchange Contract	—	(11,131)	—
OTC Packaged Credit Default Swap Agreements	—	50,859	—
Centrally Cleared Credit Default Swap Agreements	—	1,442,223	—
OTC Credit Default Swap Agreements	—	(19,280,791)	191,287
OTC Currency Swap Agreement	—	688,519	—
OTC Forward Rate Agreements	—	—	(7,305,731)
Centrally Cleared Inflation Swap Agreement	—	(1,194,070)	—
Centrally Cleared Interest Rate Swap Agreements	—	526,252,033	—
OTC Interest Rate Swap Agreements	—	(138,977)	—
OTC Total Return Swap Agreements	—	54,208	—

Total	$1,752,528,492	$34,899,337,969	$213,356,426

*

Other financial instruments are derivatives, with the exception of unfunded loan commitments and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Collateralized Loan Obligations	Asset-Backed Securities— Residential Mortgage-Backed Securities	Bank Loans	Commercial Mortgage- Backed Securities	Corporate Bonds
Balance as of 10/31/17	$238,730,715	$43,400,000	$—	$70,698,054	$3,213,668
Realized gain (loss)	—	35,026	—	—	(10,348)
Change in unrealized appreciation (depreciation)	—	—	—	—	(110,555)
Purchases/Exchanges/Issuances	—	218,614,684	18,587,250	—	—
Sales/Paydowns	—	(55,075,346)	—	—	(132,019)
Accrued discount/premium	—	—	—	—	—
Transfers into of Level 3	—	—	—	—	1,978,197
Transfers out of Level 3	(238,730,715)	—	—	(70,698,054)	(3,213,668)

Balance as of 10/31/18	$—	$206,974,364	$18,587,250	$—	$1,725,275

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—	$—	$—	$(110,555)

See Notes to Financial Statements.

PGIM Total Return Bond Fund	155

Schedule of Investments (continued)

as of October 31, 2018

	Residential Mortgage- Backed Securities	Options Written	Credit Default Swap Agreements	Forward Rate Agreements
Balance as of 10/31/17	$248,087,917	$—	$467,053	$—
Realized gain (loss)	—	—	490,412	—
Change in unrealized appreciation (depreciation)	275,044	(628,075)	(275,766)	(7,305,731)
Purchases/Exchanges/Issuances	—	(6,187,944)	—	—
Sales/Paydowns	(105,260,000)	—	(490,412)	—
Accrued discount/premium	—	—	—	—
Transfers into of Level 3	—	—	—	—
Transfers out of Level 3	(143,102,961)	—	—	—

Balance as of 10/31/18	$—	$(6,816,019)	$191,287	$(7,305,731)

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$275,044	$(628,075)	$191,287	$(7,305,731)

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2018	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities Residential Mortgage-Backed Securities	$206,974,364	Market Approach	Single Broker Indicative Quote
Bank Loans	18,587,250	Market Approach	Single Broker Indicative Quote
Corporate Bonds	1,725,275	Market Approach	Single Broker Indicative Quote
Options Written	(5,974,819)	Market Approach	Single Broker Indicative Quote
Options Written	(841,200)	Model Pricing	Market Spreads & Recovery Rate
Credit Default Swap Agreements	191,287	Market Approach	Single Broker Indicative Quote
Forward Rate Agreements	(7,305,731)	Market Approach	Single Broker Indicative Quote

	$213,356,426

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities Collateral Loan Obligations	$238,730,715	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Commercial Mortgage-Backed Securities	$70,698,054	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

See Notes to Financial Statements.

156

Investments in Securities	Amount Transferred	Level Transfer	Logic
Corporate Bonds	$$3,213,668	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Residential Mortgage-Backed Securities	$143,102,961	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Corporate Bonds	$1,978,197	L2 to L3	Evaluated Bid to Single Broker Indicative Quote

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Collateralized Loan Obligations	21.4%
Sovereign Bonds	13.0
Commercial Mortgage-Backed Securities	11.9
Banks	9.2
Residential Mortgage-Backed Securities	6.4
Affiliated Mutual Funds (4.6% represents investments purchased with collateral from securities on loan)	6.1
U.S. Treasury Obligations	3.1
Electric	2.9
Oil & Gas	2.0
Consumer Loans	1.8
U.S. Government Agency Obligations	1.7
Pharmaceuticals	1.5
Media	1.5
Healthcare-Services	1.4
Software	1.2
Telecommunications	1.2
Multi-National	1.2
Pipelines	1.1
Foods	1.0
Student Loans	0.9
Auto Manufacturers	0.9
Insurance	0.9
Diversified Financial Services	0.8
Municipal Bonds	0.8
Chemicals	0.8
Commercial Services	0.7
Home Equity Loans	0.6
Real Estate Investment Trusts (REITs)	0.5
Airlines	0.5
Aerospace & Defense	0.4
Semiconductors	0.4
Home Builders	0.4
Computers	0.4%
Retail	0.4
Healthcare-Products	0.4
Entertainment	0.3
Lodging	0.3
Agriculture	0.3
Building Materials	0.3
Credit Card	0.3
Automobiles	0.2
Household Products/Wares	0.2
Commercial Paper	0.2
Biotechnology	0.2
Auto Parts & Equipment	0.2
Transportation	0.2
Apparel	0.2
Packaging & Containers	0.2
Gas	0.2
Technology	0.2
Beverages	0.2
Trucking & Leasing	0.1
Mining	0.1
Miscellaneous Manufacturing	0.1
Housewares	0.1
Forest Products & Paper	0.1
Real Estate	0.1
Electronics	0.1
Oil, Gas & Coal	0.0	*
Textiles	0.0	*
Engineering & Construction	0.0	*
Machinery-Diversified	0.0	*
Capital Goods	0.0	*
Options Purchased	0.0	*
Consumer Services	0.0	*
Internet	0.0	*

See Notes to Financial Statements.

PGIM Total Return Bond Fund	157

Schedule of Investments (continued)

as of October 31, 2018

Industry Classification (cont’d.)
Office/Business Equipment	0.0	*%
Capital Markets	0.0	*
Water	0.0	*
Iron/Steel	0.0	*
Investment Companies	0.0	*
Savings & Loans	0.0	*
Oil & Gas Services	0.0	*
Oil, Gas & Consumable Fuels	0.0	*
Healthcare & Pharmaceuticals	0.0	*
Small Business Loan	0.0	*

	103.8
Options Written	(0.0	)*
Liabilities in excess of other assets	(3.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker—variation margin swaps	$8,676,956	*	Due from/to broker— variation margin swaps	$7,234,733	*
Credit contracts	Premiums paid for OTC swap agreements	19,912,356		Premiums received for OTC swap agreements	47,614,819
Credit contracts	Unaffiliated investments	707,334		Options written outstanding, at value	14,136,612
Credit contracts	Unrealized appreciation on OTC swap agreements	19,850,730		Unrealized depreciation on OTC swap agreements	11,186,912
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	11,131

See Notes to Financial Statements.

158

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$105,378,126		Unrealized depreciation on OTC forward foreign currency exchange contracts	$49,373,286
Interest rate contracts	Due from/to broker— variation margin futures	12,132,653	*	Due from/to broker— variation margin futures	410,570,455	*
Interest rate contracts	Due from/to broker— variation margin swaps	560,066,208	*	Due from/to broker— variation margin swaps	35,008,245	*
Interest rate contracts	Premiums paid for OTC swap agreements	6,069		Premiums received for OTC swap agreements	106,013
Interest rate contracts	Unaffiliated investments	12,000,095		Options written outstanding, at value	5,576,348
Interest rate contracts	Unrealized appreciation on OTC forward rate agreements	197,385		Unrealized depreciation on OTC forward rate agreements	7,503,116
Interest rate contracts	Unrealized appreciation on OTC swap agreements	5,636,074		Unrealized depreciation on OTC swap agreements	4,932,380

		$744,563,986			$593,254,050

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$(3,759,965)	$20,160,624	$—	$—	$—	$15,283,695
Foreign exchange contracts	(3,115,152)	4,477,797	—	140,888,229	—	—
Interest rate contracts	(24,571,001)	20,319,433	(534,144,414)	—	(6,369,530)	92,166,008

Total	$(31,446,118)	$44,957,854	$(534,144,414)	$140,888,229	$(6,369,530)	$107,449,703

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

See Notes to Financial Statements.

PGIM Total Return Bond Fund	159

Schedule of Investments (continued)

as of October 31, 2018

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$(18,066)	$(3,468,036)	$—	$—	$—	$(3,495,858)
Foreign exchange contracts	518,951	(2,033,063)	—	54,741,479	—	—
Interest rate contracts	15,117,691	(8,460,830)	(315,399,273)	—	(7,305,731)	453,621,958

Total	$15,618,576	$(13,961,929)	$(315,399,273)	$54,741,479	$(7,305,731)	$450,126,100

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2018, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$15,975,704	$6,762,380,802	$23,403,414,804	$6,570,725,393	$2,237,822,922

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)	Forward Rate Agreements(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$4,923,695,600	$123,249,551	$2,567,560,000	$476,446,702	$42,547,890,578

Credit Default Swap Agreements— Buy Protection(2)	Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)
$826,452,785	$1,705,548,200	$446,358,000	$57,493,800

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

See Notes to Financial Statements.

160

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,598,603,635	$(1,598,603,635)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$14,500,970	$(15,908,120)	$(1,407,150)	$1,407,150	$—
Barclays Bank PLC	23,262,701	(14,638,308)	8,624,393	—	8,624,393
BNP Paribas	10,515,394	(6,388,357)	4,127,037	(2,952,232)	1,174,805
Citibank NA	23,628,262	(34,046,420)	(10,418,158)	10,418,158	—
Citigroup Global Markets	197,385	(7,503,116)	(7,305,731)	7,305,731	—
Credit Suisse International	3,243,188	(2,844,032)	399,156	(389,341)	9,815
Deutsche Bank AG	14,908,790	(19,787,539)	(4,878,749)	4,878,749	—
Goldman Sachs International	21,547,380	(13,142,966)	8,404,414	—	8,404,414
Hong Kong & Shanghai Bank	1,316,632	(2,517,496)	(1,200,864)	1,200,864	—
JPMorgan Chase	12,373,686	(11,102,198)	1,271,488	(1,271,488)	—
JPMorgan Securities LLC	9,543	(5,051)	4,492	—	4,492
Morgan Stanley	11,839,956	(4,009,395)	7,830,561	(7,210,000)	620,561
Toronto Dominion	16,574,372	(2,339,722)	14,234,650	(11,560,000)	2,674,650
UBS AG	9,769,910	(6,207,897)	3,562,013	(3,443,691)	118,322

	$163,688,169	$(140,440,617)	$23,247,552	$(1,616,100)	$21,631,452

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Total Return Bond Fund	161

Statement of Assets & Liabilities

as of October 31, 2018

Assets
Investments at value, including securities on loan of $1,598,603,635:
Unaffiliated investments (cost $35,619,377,446)	$34,587,421,391
Affiliated investments (cost $2,141,488,115)	2,140,499,031
Cash	11,642,911
Foreign currency, at value (cost $59,303,823)	59,027,919
Cash segregated for counterparty—OTC	10,608,000
Dividends and interest receivable	259,598,210
Unrealized appreciation on OTC forward foreign currency exchange contracts	105,378,126
Receivable for Fund shares sold	69,510,797
Receivable for investments sold	53,791,186
Due from broker—variation margin swaps	36,180,795
Deposit with broker for centrally cleared/exchange-traded derivatives	30,332,389
Unrealized appreciation on OTC swap agreements	25,486,804
Premiums paid for OTC swap agreements	19,918,425
Unrealized appreciation on OTC forward rate agreements	197,385
Prepaid expenses	256,877

Total Assets	37,409,850,246

Liabilities
Payable to broker for collateral for securities on loan	1,631,192,388
Payable for Fund shares reacquired	103,651,564
Due to broker—variation margin futures	84,148,704
Unrealized depreciation on OTC forward foreign currency exchange contracts	49,373,286
Premiums received for OTC swap agreements	47,720,832
Payable for investments purchased	44,209,085
Options written outstanding, at value (proceeds received $16,966,955)	19,712,960
Unrealized depreciation on OTC swap agreements	16,119,292
Management fee payable	10,764,954
Accrued expenses and other liabilities	8,477,914
Unrealized depreciation on OTC forward rate agreements	7,503,116
Dividends payable	5,922,271
Distribution fee payable	1,523,568
Unrealized depreciation on unfunded loan commitment	1,300,042
Affiliated transfer agent fee payable	344,329
Unrealized depreciation on OTC cross currency exchange contracts	11,131
Affiliated shareholder servicing fee payable	3,521

Total Liabilities	2,031,978,957

Net Assets	$35,377,871,289

Net assets were comprised of:
Common stock, at par	$2,558,001
Paid-in capital in excess of par	36,766,471,651
Total distributable earnings (loss)	(1,391,158,363)

Net assets, October 31, 2018	$35,377,871,289

See Notes to Financial Statements.

162

Class A
Net asset value and redemption price per share, ($3,733,255,324 ÷ 269,270,537 shares of common stock issued and outstanding)	$13.86
Maximum sales charge (4.50% of offering price)	0.65

Maximum offering price to public	$14.51

Class B
Net asset value, offering price and redemption price per share, ($17,610,189 ÷ 1,270,557 shares of common stock issued and outstanding)	$13.86

Class C
Net asset value, offering price and redemption price per share, ($535,827,120 ÷ 38,691,335 shares of common stock issued and outstanding)	$13.85

Class R
Net asset value, offering price and redemption price per share, ($584,288,486 ÷ 42,065,814 shares of common stock issued and outstanding)	$13.89

Class Z
Net asset value, offering price and redemption price per share, ($16,338,121,516 ÷ 1,182,550,855 shares of common stock issued and outstanding)	$13.82

Class R2
Net asset value, offering price and redemption price per share, ($21,575,305 ÷ 1,560,071 shares of common stock issued and outstanding)	$13.83

Class R4
Net asset value, offering price and redemption price per share, ($2,627,767 ÷ 189,964 shares of common stock issued and outstanding)	$13.83

Class R6
Net asset value, offering price and redemption price per share, ($14,144,565,582 ÷ 1,022,402,043 shares of common stock issued and outstanding)	$13.83

See Notes to Financial Statements.

PGIM Total Return Bond Fund	163

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Interest income	$1,096,257,742
Affiliated dividend income	22,867,614
Income from securities lending, net (including affiliated income of $2,333,230)	3,797,863
Unaffiliated dividend income	467,672

Total income	1,123,390,891

Expenses
Management fee	126,530,828
Distribution fee(a)	19,892,456
Shareholder servicing fees(a)	5,266
Transfer agent’s fees and expenses (including affiliated expense of $2,435,811)(a)	25,121,788
Custodian and accounting fees	2,491,710
Shareholders’ reports	2,033,356
SEC registration fees	1,169,650
Registration fees(a)	901,747
Directors’ fees	557,901
Legal fees and expenses	192,054
Audit fee	63,073
Miscellaneous	369,401

Total expenses	179,329,230
Less: Fee waiver and/or expense reimbursement(a)	(5,068,545)
Distribution fee waiver(a)	(1,637,982)

Net expenses	172,622,703

Net investment income (loss)	950,768,188

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,690,975)	(134,714,121)
Futures transactions	(534,144,414)
Forward rate agreement transactions	(6,369,530)
Forward and cross currency contract transactions	140,888,229
Options written transactions	44,957,854
Swap agreement transactions	107,449,703
Foreign currency transactions	(7,672,369)

(389,604,648)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $305,919)	(1,338,693,903)
Futures	(315,399,273)
Forward rate agreements	(7,305,731)
Forward and cross currency contracts	54,741,479
Options written	(13,961,929)
Swap agreements	450,126,100
Foreign currencies	(2,041,885)
Unfunded loan commitment	(1,300,042)

(1,173,835,184)

Net gain (loss) on investment and foreign currency transactions	(1,563,439,832)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(612,671,644)

See Notes to Financial Statements.

164

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	9,109,208	233,227	5,799,190	4,739,027	—	11,804	—	—
Shareholder servicing fees	—	—	—	—	—	4,722	544	—
Transfer agent’s fees and expenses	5,387,444	43,762	524,609	928,962	18,197,107	141	259	39,504
Registration fees	88,410	30,440	43,561	30,438	369,871	19,450	19,240	300,337
Fee waiver and/or expense reimbursement	(1,727,781)	(50,136)	—	(302,419)	(2,956,603)	(12,881)	(18,725)	—
Distribution fee waiver	—	(58,307)	—	(1,579,675)	—	—	—	—

See Notes to Financial Statements.

PGIM Total Return Bond Fund	165

Statements of Changes in Net Assets

	Year Ended October 31,
	2018	2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$950,768,188	$623,797,050
Net realized gain (loss) on investment and foreign currency transactions	(389,604,648)	(127,881,715)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,173,835,184)	377,596,500

Net increase (decrease) in net assets resulting from operations	(612,671,644)	873,511,835

Dividends and Distributions
Distributions from distributable earnings*
Class A	(108,908,130)	—
Class B	(572,678)	—
Class C	(12,972,002)	—
Class R	(17,176,176)	—
Class Z	(501,586,321)	—
Class R2	(148,239)	—
Class R4	(18,431)	—
Class R6	(416,889,204)	—

	(1,058,271,181)	—

Tax return of capital distributions
Class A	—	(4,310,220)
Class B	—	(36,167)
Class C	—	(511,078)
Class R	—	(740,274)
Class Z	—	(15,183,463)
Class R6	—	(10,448,885)

	—	(31,230,087)

Dividends from net investment income
Class A		(86,680,198)
Class B		(726,775)
Class C		(10,268,883)
Class R		(14,889,266)
Class Z		(305,508,633)
Class R6		(210,500,776)

	*	(628,574,531)

Distributions from net realized gains
Class A		(37,939,705)
Class B		(399,289)
Class C		(5,837,601)
Class R		(6,212,593)
Class Z		(109,618,452)
Class R6		(37,568,046)

	*	(197,575,686)

See Notes to Financial Statements.

166

	Year Ended October 31,
	2018		2017

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		$15,523,390,822	$14,245,133,207
Net asset value of shares issued in reinvestment of dividends and distributions		986,787,034	793,374,269
Cost of shares reacquired		(7,963,074,425)	(5,647,846,943)

Net increase (decrease) in net assets from Fund share transactions		8,547,103,431	9,390,660,533

Total increase (decrease)		6,876,160,606	9,406,792,064

Net Assets:
Beginning of year		28,501,710,683	19,094,918,619

End of year(a)		$35,377,871,289	$28,501,710,683

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$(1,737,072)

*	For the year ended October 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

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Notes to Financial Statements

Prudential Investment Portfolios, Inc. 17 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was incorporated in Maryland on September 1, 1994 and currently consists of two funds: PGIM Short Duration Multi-Sector Fund and PGIM Total Return Bond Fund, each of which are diversified funds. These financial statements relate only to the PGIM Total Return Bond Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Company were changed by replacing “Prudential” with “PGIM” and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is total return.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Company, including: the Company’s Treasurer (or the Treasurer’s direct reports); and the Company’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign

168

securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party

PGIM Total Return Bond Fund	169

Notes to Financial Statements (continued)

vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that,

170

because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Board of the Company. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Fund. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

PGIM Total Return Bond Fund	171

Notes to Financial Statements (continued)

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has

172

realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund

PGIM Total Return Bond Fund	173

Notes to Financial Statements (continued)

since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invests in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a

174

notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a

PGIM Total Return Bond Fund	175

Notes to Financial Statements (continued)

buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

176

During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2018, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

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Notes to Financial Statements (continued)

Warrants and Rights: The Fund held warrants and rights acquired either through a direct purchase or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invests in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enters into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes

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principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Total Return Bond Fund	179

Notes to Financial Statements (continued)

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.440% of the Fund’s average daily net assets up to $1 billion, 0.420% of such assets from $1 billion to $3 billion, 0.400% of such assets from $3 billion to $5 billion, 0.390% of such assets from $5 billion to $10 billion and 0.380% of such assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.390% for the year ended October 31, 2018.

PGIM Investments has contractually agreed, through February 29, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.76% of average daily net assets for Class A shares, 1.26% of average daily net assets for Class B shares, 1.51% of average daily net assets for Class C shares, 1.01% of average daily net assets for Class R shares, 0.51% of average daily net assets for Class Z shares, 0.91% of average daily net assets for Class R2 shares, 0.66% of average daily net assets for Class R4 shares, and 0.51% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges

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on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through February 29, 2020 to limit such fees to 0.75% and 0.50% of the average daily net assets of the Class B and Class R shares, respectively.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

PIMS has advised the Fund that it received $2,742,263 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Total Return Bond Fund	181

Notes to Financial Statements (continued)

PIMS has advised the Fund that for the year ended October 31, 2018, it received $11,268, $22,394 and $100,579 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (formerly known as Prudential Core Ultra Short Bond Fund) (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (formerly known as Prudential Institutional Money Market Fund) (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2018, PGIM, Inc. was compensated $1,079,633 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. The Fund also invests in the PGIM Core Short-Term Bond Fund (formerly known as Prudential Core Short-Term Bond Fund), pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”), registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

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4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $18,715,205,242 and $9,950,600,476, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$305,284,886	$166,080,118	$20,000,000	$(262,013)	$(1,607,418)	$449,495,573	48,541,639	$11,512,342
PGIM Core Ultra Short Bond Fund*
357,412,094	9,397,419,749	9,697,878,336	—	—	56,953,507	56,953,507	11,355,272
PGIM Institutional Money Market Fund*
918,395,349	6,139,975,861	5,424,193,796	(43,906)	(83,557)	1,634,049,951	1,634,049,951	2,333,230	**

$1,581,092,329	$15,703,475,728	$15,142,072,132	$(305,919)	$(1,690,975)	$2,140,499,031		$25,200,844

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2018, the tax character of dividends paid by the Fund was $1,058,271,181 of ordinary income. For the year ended October 31, 2017, the tax character of dividends paid by the Fund was $732,888,110 of ordinary income, $93,262,107 of long-term capital gains and $31,230,087 of tax return of capital.

As of October 31, 2018, the accumulated undistributed earnings on a tax basis was $231,230,722 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$37,512,245,647	$639,771,492	$(1,286,794,252)	$(647,022,760)

PGIM Total Return Bond Fund	183

Notes to Financial Statements (continued)

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums, deferred losses on wash sales, straddles, futures contracts and other book to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2018 of approximately $969,444,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 8.9 billion shares of common stock divided into two funds, with a par value of $0.001 per share. There are 8.245 billion shares authorized for the Fund, divided into nine classes, designated Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4, Class R6 and Class T common stock, each of which consists of

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900 million, 5 million, 140 million, 200 million, 3,000 million, 265 million, 265 million, 3,000 million and 470 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 703 Class R2 shares, 704 Class R4 shares and 5,666,044 Class R6 shares of the Fund. At reporting period end, four shareholders of record held 43% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	85,070,401	$1,211,882,350
Shares issued in reinvestment of dividends and distributions	7,215,163	102,481,839
Shares reacquired	(56,343,422)	(801,992,658)

Net increase (decrease) in shares outstanding before conversion	35,942,142	512,371,531
Shares issued upon conversion from other share class(es)	2,290,633	32,486,807
Shares reacquired upon conversion into other share class(es)	(14,828,386)	(212,960,391)

Net increase (decrease) in shares outstanding	23,404,389	$331,897,947

Year ended October 31, 2017:
Shares sold	99,295,824	$1,426,222,527
Shares issued in reinvestment of dividends and distributions	8,374,517	119,687,186
Shares reacquired	(69,345,067)	(993,195,445)

Net increase (decrease) in shares outstanding before conversion	38,325,274	552,714,268
Shares issued upon conversion from other share class(es)	1,297,005	18,668,377
Shares reacquired upon conversion into other share class(es)	(49,973,980)	(711,887,653)

Net increase (decrease) in shares outstanding	(10,351,701)	$(140,505,008)

Class B
Year ended October 31, 2018:
Shares sold	77,697	$1,109,665
Shares issued in reinvestment of dividends and distributions	34,028	484,107
Shares reacquired	(484,674)	(6,894,741)

Net increase (decrease) in shares outstanding before conversion	(372,949)	(5,300,969)
Shares reacquired upon conversion into other share class(es)	(405,191)	(5,782,742)

Net increase (decrease) in shares outstanding	(778,140)	$(11,083,711)

Year ended October 31, 2017:
Shares sold	112,632	$1,625,417
Shares issued in reinvestment of dividends and distributions	67,786	966,330
Shares reacquired	(585,918)	(8,407,187)

Net increase (decrease) in shares outstanding before conversion	(405,500)	(5,815,440)
Shares reacquired upon conversion into other share class(es)	(396,728)	(5,710,615)

Net increase (decrease) in shares outstanding	(802,228)	$(11,526,055)

PGIM Total Return Bond Fund	185

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	9,743,241	$139,433,709
Shares issued in reinvestment of dividends and distributions	813,031	11,537,097
Shares reacquired	(9,069,065)	(128,589,159)

Net increase (decrease) in shares outstanding before conversion	1,487,207	22,381,647
Shares issued upon conversion from other share class(es)	1,017	14,453
Shares reacquired upon conversion into other share class(es)	(2,147,208)	(30,416,070)

Net increase (decrease) in shares outstanding	(658,984)	$(8,019,970)

Year ended October 31, 2017:
Shares sold	10,778,341	$155,149,573
Shares issued in reinvestment of dividends and distributions	987,856	14,081,347
Shares reacquired	(9,208,053)	(131,983,417)

Net increase (decrease) in shares outstanding before conversion	2,558,144	37,247,503
Shares reacquired upon conversion into other share class(es)	(3,062,739)	(44,048,562)

Net increase (decrease) in shares outstanding	(504,595)	$(6,801,059)

Class R
Year ended October 31, 2018:
Shares sold	6,536,160	$93,502,584
Shares issued in reinvestment of dividends and distributions	1,185,546	16,882,990
Shares reacquired	(11,178,301)	(159,440,219)

Net increase (decrease) in shares outstanding before conversion	(3,456,595)	(49,054,645)
Shares reacquired upon conversion into other share class(es)	(22,236)	(316,032)

Net increase (decrease) in shares outstanding	(3,478,831)	$(49,370,677)

Year ended October 31, 2017:
Shares sold	11,455,945	$164,198,804
Shares issued in reinvestment of dividends and distributions	1,495,417	21,416,814
Shares reacquired	(9,036,713)	(130,093,585)

Net increase (decrease) in shares outstanding before conversion	3,914,649	55,522,033
Shares reacquired upon conversion into other share class(es)	(6,834)	(98,572)

Net increase (decrease) in shares outstanding	3,907,815	$55,423,461

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Class Z	Shares	Amount
Year ended October 31, 2018:
Shares sold	566,516,089	$8,056,837,644
Shares issued in reinvestment of dividends and distributions	32,281,647	456,694,053
Shares reacquired	(317,816,450)	(4,492,439,420)

Net increase (decrease) in shares outstanding before conversion	280,981,286	4,021,092,277
Shares issued upon conversion from other share class(es)	16,977,035	242,588,924
Shares reacquired upon conversion into other share class(es)	(15,177,989)	(216,791,597)

Net increase (decrease) in shares outstanding	282,780,332	$4,046,889,604

Year ended October 31, 2017:
Shares sold	501,885,534	$7,194,701,786
Shares issued in reinvestment of dividends and distributions	27,397,983	390,829,384
Shares reacquired	(223,454,719)	(3,194,811,688)

Net increase (decrease) in shares outstanding before conversion	305,828,798	4,390,719,482
Shares issued upon conversion from other share class(es)	52,777,377	749,219,922
Shares reacquired upon conversion into other share class(es)	(178,009,606)	(2,532,552,821)

Net increase (decrease) in shares outstanding	180,596,569	$2,607,386,583

Class R2
Period ended October 31, 2018*:
Shares sold	1,633,771	$23,005,795
Shares issued in reinvestment of dividends and distributions	10,629	148,239
Shares reacquired	(84,329)	(1,183,700)

Net increase (decrease) in shares outstanding	1,560,071	$21,970,334

Class R4
Period ended October 31, 2018*:
Shares sold	200,238	$2,811,912
Shares issued in reinvestment of dividends and distributions	1,058	14,766
Shares reacquired	(11,332)	(158,222)

Net increase (decrease) in shares outstanding	189,964	$2,668,456

Class R6
Year ended October 31, 2018:
Shares sold	422,185,083	$5,994,807,163
Shares issued in reinvestment of dividends and distributions	28,141,260	398,543,943
Shares reacquired	(167,444,826)	(2,372,376,306)

Net increase (decrease) in shares outstanding before conversion	282,881,517	4,020,974,800
Shares issued upon conversion from other share class(es)	13,698,646	196,107,239
Shares reacquired upon conversion into other share class(es)	(347,417)	(4,930,591)

Net increase (decrease) in shares outstanding	296,232,746	$4,212,151,448

Year ended October 31, 2017:
Shares sold	369,225,496	$5,303,235,100
Shares issued in reinvestment of dividends and distributions	17,156,572	246,393,208
Shares reacquired	(82,789,735)	(1,189,355,621)

Net increase (decrease) in shares outstanding before conversion	303,592,333	4,360,272,687
Shares issued upon conversion from other share class(es)	177,347,827	2,526,620,782
Shares reacquired upon conversion into other share class(es)	(14,516)	(210,858)

Net increase (decrease) in shares outstanding	480,925,644	$6,886,682,611

*	Commencement of offering was December 27, 2017.

PGIM Total Return Bond Fund	187

Notes to Financial Statements (continued)

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2018.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze

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and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Mortgage-Backed and Other Asset-Backed Securities Risk: Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Asset-backed

PGIM Total Return Bond Fund	189

Notes to Financial Statements (continued)

securities are another type of pass-through instruments that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities can also be collateralized by a portfolio of corporate bonds including junk bonds or other securities. The values of mortgage-backed and asset-backed securities vary with changes in interest rates and are particularly sensitive to prepayments (the risk is that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require the Fund to reinvest in lower yielding debt instruments) or extensions (the risk is that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall). Asset-backed securities are also subject to liquidity risk.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

190

Financial Highlights

Class A Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.58	$14.66	$14.26	$14.48	$14.22
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.36	0.37	0.35	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.68)	0.09	0.41	(0.14)	0.36
Total from investment operations	(0.30)	0.45	0.78	0.21	0.75
Less Dividends and Distributions:
Dividends from net investment income	(0.42)	(0.36)	(0.38)	(0.41)	(0.49)
Tax return of capital distributions	-	(0.02)	-	-	-
Distributions from net realized gains	-	(0.15)	- (b)	(0.02)	-
Total dividends and distributions	(0.42)	(0.53)	(0.38)	(0.43)	(0.49)
Net asset value, end of year	$13.86	$14.58	$14.66	$14.26	$14.48
Total Return(c):	(2.06)%	3.22%	5.58%	1.45%	5.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,733,255	$3,585,778	$3,756,821	$2,925,814	$1,524,896
Average net assets (000)	$3,643,673	$3,394,567	$3,281,321	$2,425,719	$1,251,861
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.76%	0.76%	0.79%	0.84%	0.83%
Expenses before waivers and/or expense reimbursement	0.81%	0.80% (f)	0.82%	0.88%	0.93%
Net investment income (loss)	2.66%	2.52%	2.55%	2.41%	2.76%
Portfolio turnover rate(g)	56%	95%	102%	114%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to 0.25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets.

(f)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund	191

Financial Highlights (continued)

Class B Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.58	$14.66	$14.26	$14.48	$14.22
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.29	0.30	0.28	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.67)	0.09	0.41	(0.15)	0.35
Total from investment operations	(0.37)	0.38	0.71	0.13	0.68
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.30)	(0.31)	(0.33)	(0.42)
Tax return of capital distributions	-	(0.01)	-	-	-
Distributions from net realized gains	-	(0.15)	- (b)	(0.02)	-
Total dividends and distributions	(0.35)	(0.46)	(0.31)	(0.35)	(0.42)
Net asset value, end of year	$13.86	$14.58	$14.66	$14.26	$14.48
Total Return(c):	(2.55)%	2.71%	5.06%	0.94%	4.84%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,610	$29,874	$41,798	$46,569	$54,377
Average net assets (000)	$23,323	$34,930	$44,541	$50,410	$57,968
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.26%	1.26%	1.29%	1.34%	1.33%
Expenses before waivers and/or expense reimbursement	1.72%	1.61% (e)	1.57%	1.62%	1.63%
Net investment income (loss)	2.13%	2.02%	2.05%	1.95%	2.28%
Portfolio turnover rate(f)	56%	95%	102%	114%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

192

Class C Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.57	$14.65	$14.24	$14.47	$14.21
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.25	0.26	0.24	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.67)	0.09	0.43	(0.15)	0.35
Total from investment operations	(0.40)	0.34	0.69	0.09	0.64
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.26)	(0.28)	(0.30)	(0.38)
Tax return of capital distributions	-	(0.01)	-	-	-
Distributions from net realized gains	-	(0.15)	- (b)	(0.02)	-
Total dividends and distributions	(0.32)	(0.42)	(0.28)	(0.32)	(0.38)
Net asset value, end of year	$13.85	$14.57	$14.65	$14.24	$14.47
Total Return(c):	(2.79)%	2.45%	4.87%	0.62%	4.58%

Ratios/Supplemental Data:
Net assets, end of year (000)	$535,827	$573,277	$583,752	$416,364	$294,271
Average net assets (000)	$579,915	$559,226	$495,322	$360,622	$252,677
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.51%	1.51%	1.54%	1.59%	1.58%
Expenses before waivers and/or expense reimbursement	1.51%	1.54% (e)	1.57%	1.62%	1.63%
Net investment income (loss)	1.91%	1.77%	1.80%	1.66%	2.02%
Portfolio turnover rate(f)	56%	95%	102%	114%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund	193

Financial Highlights (continued)

Class R Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.61	$14.69	$14.28	$14.51	$14.24
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.33	0.33	0.30	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.67)	0.09	0.43	(0.14)	0.36
Total from investment operations	(0.33)	0.42	0.76	0.16	0.72
Less Dividends and Distributions:
Dividends from net investment income	(0.39)	(0.33)	(0.35)	(0.37)	(0.45)
Tax return of capital distributions	-	(0.02)	-	-	-
Distributions from net realized gains	-	(0.15)	- (b)	(0.02)	-
Total dividends and distributions	(0.39)	(0.50)	(0.35)	(0.39)	(0.45)
Net asset value, end of year	$13.89	$14.61	$14.69	$14.28	$14.51
Total Return(c):	(2.30)%	2.96%	5.38%	1.14%	5.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$584,288	$665,420	$611,599	$525,824	$108,373
Average net assets (000)	$631,868	$645,580	$573,999	$336,289	$83,878
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.01%	1.01%	1.04%	1.09%	1.08%
Expenses before waivers and/or expense reimbursement	1.31%	1.30% (e)	1.32%	1.37%	1.38%
Net investment income (loss)	2.39%	2.26%	2.30%	2.09%	2.48%
Portfolio turnover rate(f)	56%	95%	102%	114%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

194

Class Z Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.53	$14.61	$14.21	$14.43	$14.17
Income (loss) from investment operations:
Net investment income (loss)	0.41	0.40	0.40	0.38	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.66)	0.09	0.42	(0.14)	0.36
Total from investment operations	(0.25)	0.49	0.82	0.24	0.78
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.40)	(0.42)	(0.44)	(0.52)
Tax return of capital distributions	-	(0.02)	-	-	-
Distributions from net realized gains	-	(0.15)	- (b)	(0.02)	-
Total dividends and distributions	(0.46)	(0.57)	(0.42)	(0.46)	(0.52)
Net asset value, end of year	$13.82	$14.53	$14.61	$14.21	$14.43
Total Return(c):	(1.75)%	3.49%	5.86%	1.71%	5.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$16,338,122	$13,078,005	$10,510,479	$5,492,574	$2,324,324
Average net assets (000)	$15,388,327	$10,926,746	$7,230,649	$4,306,353	$1,456,467
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.51%	0.51%	0.54%	0.59%	0.58%
Expenses before waivers and/or expense reimbursement	0.53%	0.55% (e)	0.57%	0.62%	0.63%
Net investment income (loss)	2.93%	2.78%	2.81%	2.66%	2.99%
Portfolio turnover rate(f)	56%	95%	102%	114%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund	195

Financial Highlights (continued)

Class R2 Shares
	December 27, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.58
Income (loss) from investment operations:
Net investment income (loss)	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.72)
Total from investment operations	(0.40)
Less Dividends and Distributions:
Dividends from net investment income	(0.35)
Net asset value, end of period	$13.83
Total Return(c):	(2.79)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$21,575
Average net assets (000)	$5,595
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.91%	(e)
Expenses before waivers and/or expense reimbursement	1.18%	(e)
Net investment income (loss)	2.76%	(e)
Portfolio turnover rate(f)	56%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

196

Class R4 Shares
	December 27, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.58
Income (loss) from investment operations:
Net investment income (loss)	0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.72)
Total from investment operations	(0.37)
Less Dividends and Distributions:
Dividends from net investment income	(0.38)
Net asset value, end of period	$13.83
Total Return(c):	(2.59)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,628
Average net assets (000)	$644
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.66%	(e)
Expenses before waivers and/or expense reimbursement	4.10%	(e)
Net investment income (loss)	3.01%	(e)
Portfolio turnover rate(f)	56%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Total Return Bond Fund	197

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.55	$14.64	$14.23	$14.46	$14.20
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.41	0.42	0.39	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.68)	0.08	0.42	(0.14)	0.37
Total from investment operations	(0.25)	0.49	0.84	0.25	0.80
Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.41)	(0.43)	(0.46)	(0.54)
Tax return of capital distributions	-	(0.02)	-	-	-
Distributions from net realized gains	-	(0.15)	- (b)	(0.02)	-
Total dividends and distributions	(0.47)	(0.58)	(0.43)	(0.48)	(0.54)
Net asset value, end of year	$13.83	$14.55	$14.64	$14.23	$14.46
Total Return(c):	(1.72)%	3.51%	6.02%	1.76%	5.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,144,566	$10,569,356	$3,590,469	$2,233,740	$210,717
Average net assets (000)	$12,419,952	$7,326,262	$2,835,235	$1,575,749	$78,632
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.41%	0.42%	0.44%	0.46%	0.49%
Expenses before waivers and/or expense reimbursement	0.41%	0.42% (e)	0.45%	0.49%	0.51%
Net investment income (loss)	3.03%	2.86%	2.91%	2.76%	3.06%
Portfolio turnover rate(f)	56%	95%	102%	114%	95%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

198

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 17:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Total Return Bond Fund (formerly Prudential Total Return Bond Fund) (the “Fund”), a series of Prudential Investment Portfolios, Inc. 17, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 18, 2018

PGIM Total Return Bond Fund	199

Tax Information (unaudited)

For the year ended October 31, 2018, the Fund reports the maximum amount allowable but not less than 58.06% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2018.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 3.07% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

200

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Total Return Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Total Return Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Total Return Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Total Return Bond Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Total Return Bond Fund1 (the “Fund”) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings,

[1]	PGIM Total Return Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

PGIM Total Return Bond Fund

Approval of Advisory Agreements (continued)

presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information

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pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Total Return Bond Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 0.76% for Class A shares, 1.26% for Class B shares, 1.51% for Class C shares, 1.01% for Class R shares, 0.51% for Class Z shares, 0.91% for Class R2 shares, 0.66% for Class R4 shares, and 0.51% for Class R6 shares through February 29, 2020.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Total Return Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Total Return Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM TOTAL RETURN BOND FUND

SHARE CLASS	A	B	C	R	Z	R2	R4	R6*
NASDAQ	PDBAX	PRDBX	PDBCX	DTBRX	PDBZX	PDBRX	PDBSX	PTRQX
CUSIP	74440B108	74440B207	74440B306	74440B801	74440B405	74440B819	74440B793	74440B884

*Formerly known as Class Q shares.

MF166E

PGIM SHORT DURATION MULTI-SECTOR BOND FUND

(Formerly known as Prudential Short Duration Multi-Sector Bond Fund)

ANNUAL REPORT

OCTOBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

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Objective: Total return

Highlights (unaudited)

•

The Fund outperformed the Bloomberg Barclays US Government/Credit 1-3 Year Index over the reporting period, highlighted by strong security selection. Yield curve positioning and sector allocation also added value. Duration positioning and currency selection hurt performance.

•

Security selection was the largest positive contributor to Fund performance, led by positioning in US Treasury securities, collateralized loan obligations, sovereign bonds, high yield corporate bonds, interest rate swaps, and non-agency mortgage-backed securities.

•

The Fund was hurt by its strategy to manage duration, which is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years. The Fund’s long duration positioning detracted as US rates were higher during the period.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2018 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Short Duration Multi-Sector Bond Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Short Duration Multi-Sector Bond Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Short Duration Multi-Sector Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

During the reporting period, the global economy continued to grow, and central banks gradually tightened monetary policy. In the US, the economy expanded and employment increased. In September, the Federal Reserve hiked interest rates for the eighth time since 2015, based on confidence in the economy.

Equity returns on the whole were strong, due to optimistic earnings expectations and investor sentiment. Global equities, including emerging markets, generally posted positive returns. However, they trailed the performance of US equities, which rose on higher corporate profits, new regulatory policies, and tax reform benefits. Volatility spiked briefly early in the period on inflation concerns, rising interest rates, and a potential global trade war, and again late in the period on worries that profit growth might slow in 2019.

The overall bond market declined modestly during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. The best performance came from higher-yielding, economically sensitive sectors, such as high yield bonds and bank loans, which posted small gains. US investment-grade corporate bonds and US Treasury bonds both finished the period with negative returns. A major trend during the period was the flattening of the US Treasury yield curve, which increased the yield on fixed income investments with shorter maturities and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration Multi-Sector Bond Fund

December 14, 2018

*The Prudential Day One Funds did not change their names.

PGIM Short Duration Multi-Sector Bond Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/18 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	–2.78	1.02 (12/23/13)
Class C	–1.38	0.95 (12/23/13)
Class Z	0.69	2.03 (12/23/13)
Class R6*	0.78	2.00 (12/23/13)
Bloomberg Barclays US Government/Credit 1-3 Year Index
	0.34	0.84
Lipper Short-Intermediate Investment-Grade Debt Funds Average
	–0.43	1.17

	Average Annual Total Returns as of 10/31/18 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	0.48	1.71 (12/23/13)
Class C	–0.40	0.95 (12/23/13)
Class Z	0.69	2.03 (12/23/13)
Class R6*	0.78	2.00 (12/23/13)
Bloomberg Barclays US Government/Credit 1-3 Year Index
	0.34	0.84
Lipper Short-Intermediate Investment-Grade Debt Funds Average
	–0.43	1.17

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays US Government/Credit 1-3 Year Index by portraying the initial account values at the commencement of operations of Class Z shares (December 23, 2013) and the account values at the end of the current fiscal year (October 31, 2018), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

*Formerly known as Class Q shares.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

PGIM Short Duration Multi-Sector Bond Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6*
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Formerly known as Class Q shares.

Benchmark Definitions

Bloomberg Barclays US Government/Credit 1-3 Year Index—The Bloomberg Barclays US Government/Credit 1-3 Year Index is an unmanaged index considered representative of the performance of short-term US corporate bonds and US government bonds with maturities from one to three years.

Lipper Short-Intermediate Investment-Grade Debt Funds Average—The Lipper Short-Intermediate Investment-Grade Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Short-Intermediate Investment-Grade Debt Funds universe for the periods noted. The Lipper Average consists of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Distributions and Yields as of 10/31/2018
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.26	2.76	2.62
Class C	0.18	2.05	1.65
Class Z	0.29	3.14	2.84
Class R6***	0.29	3.25	3.08

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Formerly known as Class Q shares.

Credit Quality expressed as a percentage of total investments as of 10/31/18 (%)
AAA	48.5
AA	7.3
A	9.4
BBB	10.8
BB	10.2
B	4.0
CCC	0.5
Not Rated	4.4
Cash/Cash Equivalents	4.7
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

PGIM Short Duration Multi-Sector Bond Fund	11

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Short Duration Multi-Sector Bond Fund’s Class Z shares returned 0.69% in the 12-month reporting period that ended October 31, 2018, outperforming the 0.34% return of the Bloomberg Barclays US Government/Credit 1-3 Year Index (the Index) and the

–0.43% return of the Lipper Short-Intermediate Investment-Grade Debt Funds Average.

What were market conditions?

•

At the beginning of the reporting period, positive economic momentum continued across the G3. (The G3, or Group of Three, refers to the US, Japan, and the European Union.) The US economy grew at an annualized 3.3% rate in the third quarter of 2017, following a similarly robust 3.1% pace in the second quarter. In the European Union, real gross domestic product (GDP) growth, at 2.4% in the third quarter, was broad based across countries. (Real GDP is a measurement of economic output adjusted for inflation.) Japan outpaced its potential growth rate by a wide margin, as its real GDP rose 2.5% in the third quarter after 2.9% growth in the second quarter. Consumer spending moderated across the G3, though remained at a solid pace. Business investment notably picked up, supporting market expectations that solid economic momentum was likely to carry into 2018.

•

Stock and credit markets continued flying high with little volatility at the start of 2018 on optimism regarding the economic outlook. Their smooth flight soon hit an air pocket, however, on concerns about the US budget deficit’s potential to destabilize markets by pushing up Treasury yields and pushing down the dollar. Later in the first quarter, the markets floundered amid rising concerns of trade wars, troubles among technology companies, and—closer to the credit markets—concerns about merger-and-acquisition (M&A) activity, which had been running high. Stocks moved in a wide range during the first quarter, and at one point were nearly 10% off their highs. At quarter end, Treasury yields were higher, credit spreads (yield differentials between corporate bonds and Treasury securities of the same maturity) were wider, and stocks were little changed.

•

The markets struggled in the second quarter as fears about trade and political issues, which had emerged early in the year, were realized to varying degrees. Meanwhile, the long shadow of quantitative monetary policy tightening stretched across the markets. The trade conflicts were awkward at the meeting of the G20, but then became real as US barbs were met with tit-for-tat measures that were at risk of intensifying. (The G20 is a leading forum of the world’s major economies that seeks to develop global policies to address pressing challenges.) The results of Italy’s elections, which took place in the first quarter, sparked market fears during the second quarter as renegade parties entered a coalition with a platform that appeared to jeopardize Italy’s finances and its relationship with Europe. Meanwhile, emerging market developments, including elections in Turkey

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and Mexico, raised concerns about the potential rise in policy heterodoxy. Over the first half of 2018, these concerns fueled spread widening, which appeared to get slightly ahead of fundamentals.

•

Despite a third-quarter 2018 bounce in the fixed income spread sectors, it wasn’t enough to undo the damage from the first half of the year. On the rates side, yields either moved sideways or higher—significantly so in some cases. In currencies, the US dollar was the biggest beneficiary of the anxious market backdrop. And across markets, idiosyncratic fundamental vulnerabilities and policy missteps brought stiff punishment from the markets. While the markets have been volatile, the underlying causes have been more or less constant with minor variations. To set the stage, after a decade of balance sheet expansion, the G3 central banks were finally—at least in aggregate—turning off the liquidity spigot. The Federal Reserve (the Fed) was in the lead, hiking short-term interest rates and continuing to trim its balance sheet at an accelerating pace. The European Central Bank was in the final months of its asset purchase program, which was expected to increase market anxiety about the timing and pace of eventual rate hikes. Meanwhile, the Bank of Japan (BoJ) sent mixed messages. With the Japanese economy taking longer to hit the BoJ’s 2% inflation target, policymakers tried to improve their long-term policy effectiveness by taking certain steps, such as reducing bond purchase amounts and widening the target range for the 10-year Japanese government bond yield, with the intent of reducing the BoJ’s power over the fixed income market and the steepening of the yield curve.

•

Against a backdrop of increased equity market volatility, economic data releases in October 2018 suggested the US economy was continuing to grow at a solidly above-trend pace. Third-quarter real GDP growth slowed only modestly to an annualized 3.5% pace, following a robust 4.2% gain in the second quarter, while economic data releases in the fourth quarter suggested the strength was enduring. That said, the sources of strength in the third quarter narrowed to the household and government sectors. Growth in consumer spending, already strong in the second quarter, accelerated slightly to a 4.0% pace in the third quarter. Moreover, government spending added 0.6% to US GDP growth, reflecting a pickup in spending at the federal, state, and local levels. Business investment faltered, however, decelerating from a 10% overall pace in the first half of 2018 to just 0.8% in the third quarter. Meanwhile, residential investment declined another 4.0% in real terms; it has now fallen in seven out of the last 10 quarters.

What worked?

•

The Fund outperformed the Index over the reporting period, highlighted by strong security selection. Yield curve positioning and sector allocation also added value. Duration positioning and currency selection hurt performance.

PGIM Short Duration Multi-Sector Bond Fund	13

Strategy and Performance Overview (continued)

•

Security selection was the largest contributor to performance, led by positioning in US Treasury securities, collateralized loan obligations (CLOs), sovereign bonds, high yield corporate bonds, interest rate swaps, and non-agency mortgage-backed securities.

•

Corporate positioning in the foreign non-corporate and retailers & restaurants sectors added value. Within foreign non-corporate bonds, overweight positions in Greece, Portugal, and Banco do Brasil were positive. Among retailers & restaurants, contributors included overweights in Rite Aid and HT Intermediate Holdings.

•	Sector allocation was also a contributor over the period, highlighted by overweights in high yield bonds and commercial mortgage-backed securities (CMBS).

•	Also contributing positively was the Fund’s yield curve flattener positioning as the curve flattened over the reporting period.

What didn’t work?

•

Within corporate bonds, security selection in the building materials & home construction and banking sectors detracted from performance. Detractors in building materials & home construction included overweights in Vulcan Materials, Beazer Homes USA, and William Lyon Homes. Within banking, overweights in Citigroup, Intesa Sanpaolo, and Barclays were negative.

•

The Fund was also hurt by its strategy to manage duration, which is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years. The Fund’s long duration positioning detracted as US rates were higher during the period. The Fund’s active duration positioning ranged from 0.2 to 0.7 years long, with its period-end positioning at the shorter end of the range at +0.4 years.

•

The Fund occasionally has modest notional exposure to non-US dollar currencies across a diversified basket of currencies in faster-growing emerging and developed markets countries. During the period, the Fund’s currency positioning hurt performance, with overweights in the Indian rupee and Russian ruble and an underweight in the South African rand the largest detractors.

Did the Fund use derivatives, and how did they affect performance?

•

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Futures and swaps added to performance during the period, while options modestly detracted. In addition, the Fund traded foreign exchange derivatives, which had a negative impact on performance during the period.

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Current outlook

•

Given ongoing US economic strength, the Fed is expected to raise short-term interest rates at its policy meeting on December 19, which PGIM Fixed Income believes will be followed by additional hikes around March and June 2019. At that point, the federal funds rate would be at 2.9%—roughly in line with Fed officials’ median estimate of the long-run neutral policy rate (although their estimates range from 2.5% to 3.5%). If 1) the fiscal stimulus shows signs of waning by the second half of next year, 2) congressional gridlock following the mid-term elections rules out further fiscal stimulus, and 3) inflation on average remains contained, as PGIM Fixed Income anticipates, the Fed is likely to become more cautious by the second half of next year. Meanwhile, banks’ reserve balances at the Fed continue to shrink as quantitative tightening proceeds. PGIM Fixed Income anticipates further updates from the Fed over the next several meetings about its thinking regarding the likely terminal size of its balance sheet.

•

At the end of the period, PGIM Fixed Income maintained a positive view of fundamentals in the credit sectors, with the Fund positioned in spread sectors such as high yield corporate bonds, emerging markets debt, and structured products (CMBS, CLOs, asset-backed securities).

•

In investment-grade corporate bonds, as the US economy enters the later stage of the credit cycle, PGIM Fixed Income continues to favor better-quality financials and electric utilities over industrials that are subject to event risk. Within industrials, the focus is on select issuers where an “event” has passed, as higher-quality issuers continue to add debt and M&A remains a concern.

•

Because of a combination of solid fundamentals (strong earnings and low defaults) and favorable technicals (limited net supply and persistent institutional demand from Asia), PGIM Fixed Income holds a modestly positive view on US high yield bonds in the near term. However, concerns over current valuations, risk appetite on recent lower-quality M&A transactions that is reminiscent of 2007, as well as broader concerns about trade wars and the timing of the next US recession merit longer-term caution.

•

PGIM Fixed Income expects CMBS issuance to be heavy for the remainder of 2018 and continues to find value in high-quality securities of new issue conduit deals. In asset-backed securities, a fundamentally driven, up-in-quality focus is being maintained. PGIM Fixed Income favors select securitizations from originators of unsecured consumer loans, subprime auto loans, and private refinance student loans that practice strong underwriting and display robust structural features.

•

Government-related sectors, including Treasuries and agency mortgage-backed securities, remain significant Fund underweights as PGIM Fixed Income finds more compelling value in the aforementioned sectors. The Fund also occasionally has a modest notional exposure to non-US dollar currencies across a diversified basket of currencies in faster-growing emerging and developed countries with current positioning featuring an overweight to the US dollar.

PGIM Short Duration Multi-Sector Bond Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short Duration Multi-Sector Bond Fund		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,005.00	0.84%	$4.25
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
Class C	Actual	$1,000.00	$1,000.10	1.60%	$8.07
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13
Class Z	Actual	$1,000.00	$1,005.70	0.50%	$2.53
	Hypothetical	$1,000.00	$1,022.68	0.50%	$2.55
Class R6**	Actual	$1,000.00	$1,006.20	0.39%	$1.97
	Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Short Duration Multi-Sector Bond Fund	17

Schedule of Investments

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
LONG-TERM INVESTMENTS 93.1%

ASSET-BACKED SECURITIES 27.9%

Automobiles 0.6%
Avis Budget Rental Car Funding AESOP LLC,
Series 2014-01A, Class A, 144A	2.460%		07/20/20		3,400	$3,390,195
Series 2016-01A, Class A, 144A	2.990		06/20/22		200	196,665
Drive Auto Receivables Trust, Series 2018-01, Class B	2.880		02/15/22		700	698,890
Exeter Automobile Receivables Trust, Series 2017-03A, Class A, 144A	2.050		12/15/21		155	154,556
OneMain Direct Auto Receivables Trust,
Series 2017-01A, Class A, 144A	2.160		10/15/20		330	328,974
Series 2017-01A, Class B, 144A	2.880		06/15/21		300	298,191
Series 2017-02A, Class E, 144A	4.740		11/14/25		800	791,437

						5,858,908

Collateralized Loan Obligations 21.1%
ALM Ltd. (Cayman Islands), Series 2013-08A, Class A1R, 144A, 3 Month LIBOR + 1.490%	3.926	(c)	10/15/28		250	250,060
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-06A, Class AR, 144A, 3 Month LIBOR + 1.270%	3.706	(c)	07/15/30		1,500	1,502,113
Armada Euro CLO (Ireland),
Series 2018-02A, Class A1, 144A, 3 Month EURIBOR + 0.760%	0.760	(c)	11/15/31	EUR	1,500	1,678,872
Series 2018-02A, Class A3, 144A	1.500		11/15/31	EUR	500	565,927
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280%	3.716	(c)	07/15/29		250	250,305
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.830%	3.142	(c)	11/17/27		500	498,203
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260%	3.696	(c)	07/16/29		750	750,715
Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300%	3.736	(c)	01/16/30		750	749,510
Aurium CLO DAC (Ireland),
Series 4A, Class A1, 144A, 3 Month EURIBOR + 0.750%	0.750	(c)	01/16/31	EUR	3,000	3,358,375

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Aurium CLO DAC (Ireland), (cont’d.)
Series 4A, Class A2, 144A	1.620%		01/16/31	EUR	500	$566,925
Bain Capital Euro CLO DAC (Ireland), Series 2018-01A, Class A, 144A, 3 Month EURIBOR + 0.780%	0.780	(c)	04/20/32	EUR	1,500	1,686,732
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 1.340%	3.673	(c)	07/18/30		750	751,939
Series 2016-10A, Class A1, 144A, 3 Month LIBOR + 1.550%	4.037	(c)	01/24/29		250	250,494
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.686	(c)	07/15/29		750	751,004
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.686	(c)	10/15/30		1,250	1,251,828
BlueMountain CLO Ltd. (Cayman Islands), Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.330%	3.766	(c)	04/13/27		750	750,314
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350%	3.799	(c)	01/17/28		1,000	992,819
Burnham Park CLO Ltd. (Cayman Islands), Series 2016-01A, Class A, 144A, 3 Month LIBOR + 1.430%	3.899	(c)	10/20/29		500	502,802
Canyon Capital CLO Ltd. (Cayman Islands), Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250%	3.686	(c)	04/15/29		250	250,540
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 0.970%	3.419	(c)	04/17/31		2,500	2,502,411
Series 2014-03RA, Class A1A, 144A, 3 Month LIBOR + 1.050%	3.138	(c)	07/27/31		3,750	3,737,105
Carlyle Global Markets Strategies Euro CLO Ltd. (Ireland), Series 2014-02A, Class A2BR, 144A	2.250		08/15/27	EUR	1,100	1,245,920
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1B, 144A, 3 Month LIBOR + 1.230%	3.699	(c)	04/20/31		250	250,285
Series 2017-02A, Class A1B, 144A, 3 Month LIBOR + 1.220%	3.689	(c)	07/20/31		500	501,038

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Carlyle US CLO Ltd. (Cayman Islands), (cont’d.)
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.180%	3.616	%(c)	01/15/30		1,250	$1,252,067
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260%	3.729	(c)	04/22/30		2,500	2,496,448
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.400%	3.845	(c)	10/18/26		250	250,118
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980%	3.330	(c)	04/24/31		2,000	1,985,710
Series 2014-02RA, Class A1, 144A, 3 Month LIBOR + 1.050%	3.537	(c)	04/24/30		5,000	4,989,501
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200%	3.627	(c)	10/17/31		9,750	9,756,454
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110%	3.579	(c)	01/22/31		1,000	998,072
Series 2015-03A, Class AR, 144A, 3 Month LIBOR + 0.870%	3.320	(c)	04/19/29		2,500	2,489,286
CVC Cordatus Loan Fund (Ireland), Series 3A, Class A2RR, 144A	1.750		08/15/32	EUR	2,300	2,619,191
CVC Cordatus Loan Fund X DAC (Ireland), Series 10A, Class A1, 144A	0.720		01/27/31	EUR	1,000	1,121,298
ECP CLO Ltd. (Cayman Islands), Series 2014-06A, Class A1A, 144A, 3 Month LIBOR + 1.450%	3.886	(c)	07/15/26		232	232,123
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230%	3.666	(c)	10/15/29		500	500,666
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220%	3.656	(c)	07/15/30		750	750,406
Ellington CLO Ltd. (Cayman Islands), Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.700%	4.014	(c)	02/15/29		4,000	4,008,046
Flagship CLO Ltd. (Cayman Islands), Series 2014-08A, Class ARR, 144A, 3 Month LIBOR + 0.850%	3.286	(c)	01/16/26		2,500	2,493,173
Flatiron CLO Ltd. (Cayman Islands), Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.890%	3.326	(c)	04/15/27		1,600	1,596,313

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Galaxy CLO Ltd. (Cayman Islands), Series 2018-29A, Class A, 144A, 3 Month LIBOR + 0.790%	3.104	%(c)	11/15/26		4,500	$4,483,185
Greenwood Park CLO Ltd. (Cayman Islands), Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010%	3.446	(c)	04/15/31		2,500	2,492,643
Greywolf CLO Ltd. (Cayman Islands), Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.180%	3.528	(c)	10/20/31		5,000	4,988,129
Hayfin Emerald CLO DAC (Ireland), Series 1A, Class A2, 144A, 3 Month EURIBOR + 1.090%	1.090	(c)	09/06/31	EUR	2,000	2,267,686
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000%	3.341	(c)	02/05/31		250	248,633
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030%	3.520	(c)	04/25/31		3,500	3,479,474
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280%	3.757	(c)	10/23/29		1,250	1,252,384
Jamestown CLO Ltd. (Cayman Islands), Series 2016-09A, Class A1B, 144A, 3 Month LIBOR + 1.500%	3.969	(c)	10/20/28		750	750,265
Jubilee CLO BV (Netherlands),
Series 2016-17A, Class A2R, 144A, 3 Month EURIBOR + 1.150% (Cap 2.200%, Floor 1.150%)	1.150	(c)	04/15/31	EUR	3,700	4,203,150
Series 2017-19A, Class A1, 144A, 3 Month EURIBOR + 0.800%	0.800	(c)	07/15/30	EUR	950	1,067,707
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180%	3.616	(c)	01/15/31		1,250	1,249,983
Series 18, Class A, 144A, 3 Month LIBOR + 1.270%	3.715	(c)	07/18/30		750	750,935
KVK CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 1.300%	3.614	(c)	05/15/26		701	701,622

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
KVK CLO Ltd. (Cayman Islands), (cont’d.)
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.930%	3.261	%(c)	05/20/29		4,000	$3,992,517
Mariner CLO Ltd. (Cayman Islands), Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110%	3.600	(c)	04/25/31		4,000	3,985,324
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120%	3.589	(c)	04/21/31		1,350	1,346,108
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150%	3.472	(c)	02/20/31		1,500	1,497,553
Series 2018-08A, Class B, 144A, 3 Month LIBOR + 1.650%	3.972	(c)	02/20/31		1,500	1,493,655
Mill Creek CLO Ltd. (Cayman Islands), Series 2016-01A, Class A, 144A, 3 Month LIBOR + 1.750%	4.219	(c)	04/20/28		250	251,609
Mountain View CLO LLC (Cayman Islands), Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210%	3.646	(c)	01/16/31		1,000	1,000,390
Mountain View CLO Ltd. (Cayman Islands), Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120%	3.556	(c)	07/15/31		5,000	4,984,638
OCP CLO Ltd. (Cayman Islands),
Series 2014-05A, Class A1R, 144A, 3 Month LIBOR + 1.080%	3.588	(c)	04/26/31		5,000	4,976,450
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	3.696	(c)	07/15/30		750	751,140
OZLM Funding Ltd. (Cayman Islands), Series 2013-04A, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.719	(c)	10/22/30		2,250	2,255,554
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1AR, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	3.749	(c)	10/20/31		8,000	8,000,000
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.770	(c)	10/30/30		1,000	1,001,703
Series 2016-15A, Class A1, 144A, 3 Month LIBOR + 1.490%	3.959	(c)	01/20/29		1,250	1,252,187
OZLME Designated Activity Co. (Netherlands), Series 3A, Class A1, 144A, 3 Month EURIBOR + 0.750%	0.750	(c)	08/24/30	EUR	2,000	2,245,716

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R2, 144A, 3 Month LIBOR + 1.130%	3.579	%(c)	01/17/31	1,500	$1,498,771
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.300%	3.612	(c)	05/21/29	1,250	1,252,102
Series 2015-02A, Class A1AR, 144A, 3 Month LIBOR + 1.270%	3.739	(c)	07/20/30	1,500	1,502,331
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.220%	3.539	(c)	11/14/29	1,000	1,001,144
Series 2018-01A, Class A1A, 144A, 3 Month LIBOR + 1.280%	3.688	(c)	10/20/31	9,000	9,000,000
Regatta Funding LP (Cayman Islands), Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 1.540%	3.976	(c)	01/15/29	500	500,867
Regatta Funding Ltd. (Cayman Islands),
Series 2016-01A, Class A1, 144A, 3 Month LIBOR + 1.520%	3.858	(c)	12/20/28	500	500,563
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250%	3.699	(c)	10/17/30	500	500,753
Romark CLO Ltd. (Cayman Islands), Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175%	3.431	(c)	07/25/31	500	499,361
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100%	3.463	(c)	05/07/31	3,000	2,991,756
Series 2015-07RA, Class A1, 144A, 3 Month LIBOR + 1.170%	3.509	(c)	07/15/31	3,750	3,746,319
Series 2017-11A, Class A, 144A, 3 Month LIBOR + 1.270%	3.584	(c)	08/15/30	500	500,696
Silver Creek CLO Ltd. (Cayman Islands), Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240%	3.709	(c)	07/20/30	500	500,694
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070%	3.578	(c)	01/26/31	1,500	1,495,635
Series 2014-03RA, Class A1, 144A, 3 Month LIBOR + 1.250%	3.658	(c)	10/23/31	7,250	7,250,000
Series 2015-02A, Class AR, 144A, 3 Month LIBOR + 0.880%	3.349	(c)	07/20/27	250	249,308

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Sound Point CLO Ltd. (Cayman Islands), (cont’d.)
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.280%	3.770	%(c)	07/25/30		1,000	$1,001,649
Series 2017-03A, Class A1A, 144A, 3 Month LIBOR + 1.220%	3.689	(c)	10/20/30		1,250	1,251,584
St Paul’s CLO DAC (Netherlands), Series 7A, Class B2R, 144A	2.400		04/30/30	EUR	1,000	1,140,022
Telos CLO Ltd. (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300%	3.749	(c)	07/17/26		250	250,469
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240%	3.689	(c)	01/17/30		1,500	1,495,537
TICP CLO Ltd. (Cayman Islands),
Series 2016-06A, Class A, 144A, 3 Month LIBOR + 1.550%	3.986	(c)	01/15/29		500	500,887
Series 2017-07A, Class AS, 144A, 3 Month LIBOR + 1.230%	3.666	(c)	07/15/29		750	750,846
Trinitas CLO Ltd. (Cayman Islands),
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400%	3.836	(c)	07/15/27		2,000	1,986,095
Series 2016-05A, Class A, 144A, 3 Month LIBOR + 1.700%	4.190	(c)	10/25/28		500	500,179
Series 2017-06A, Class A, 144A, 3 Month LIBOR + 1.320%	3.810	(c)	07/25/29		750	751,558
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210%	3.700	(c)	01/25/31		1,000	1,000,623
Series 2017-07A, Class B, 144A, 3 Month LIBOR + 1.600%	4.090	(c)	01/25/31		750	747,295
Tryon Park CLO Ltd. (Cayman Islands), Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.500%	3.936	(c)	04/15/29		1,500	1,496,707
Venture CDO Ltd. (Cayman Islands), Series 2017-28AR, Class A1, 144A, 3 Month LIBOR + 1.240%	3.709	(c)	10/21/29		500	500,674
Venture CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	3.316	(c)	07/15/27		250	249,339
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210%	3.646	(c)	10/15/30		2,250	2,252,350
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970%	3.460	(c)	04/25/31		1,500	1,491,589

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Voya CLO Ltd. (Cayman Islands), (cont’d.)
Series 2016-01A, Class A1R, 144A, 3 Month LIBOR + 1.070%	3.539	%(c)	01/20/31		1,500	$1,498,859
Voya Euro CLO Designated Activity Co. (Ireland), Series 01A, Class A, 144A, 3 Month EURIBOR + 0.750%	0.750	(c)	10/15/30	EUR	2,500	2,805,558
Wellfleet CLO Ltd. (Cayman Islands),
Series 2016-02A, Class A1, 144A, 3 Month LIBOR + 1.650%	4.119	(c)	10/20/28		500	500,155
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.320%	3.789	(c)	04/20/29		500	500,927
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.719	(c)	10/20/29		1,000	1,001,659
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150%	3.599	(c)	01/17/31		1,000	997,385
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100%	3.470	(c)	07/17/31		5,000	4,974,959
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200%	3.638	(c)	10/20/31		3,000	2,997,432
York CLO Ltd. (Cayman Islands), Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150%	3.619	(c)	01/22/31		750	748,487
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370%	3.806	(c)	07/15/29		1,000	1,002,330
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290%	3.726	(c)	04/15/30		750	754,054
Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.200%	3.720	(c)	07/20/31		5,000	4,995,539

						203,240,495

Consumer Loans 1.4%
Lendmark Funding Trust,
Series 2017-01A, Class A, 144A	2.830		12/22/25		200	197,368
Series 2017-02A, Class C, 144A	4.330		05/20/26		1,000	988,564
Series 2018-01A, Class A, 144A	3.810		12/21/26		1,800	1,788,830
Series 2018-02A, Class A, 144A	4.230		04/20/27		1,100	1,099,861
OneMain Financial Issuance Trust,
Series 2015-01A, Class A, 144A	3.190		03/18/26		154	154,471
Series 2015-02A, Class C, 144A	4.320		07/18/25		200	200,568
Series 2016-01A, Class A, 144A	3.660		02/20/29		300	300,687
Series 2017-01A, Class B, 144A	2.790		09/14/32		100	96,696

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)
OneMain Financial Issuance Trust, (cont’d.)
Series 2017-01A, Class C, 144A	3.350%		09/14/32	100	$97,557
Series 2018-01A, Class A, 144A	3.300		03/14/29	500	495,845
Oportun Funding LLC,
Series 2016-C, Class A, 144A	3.280		11/08/21	300	299,983
Series 2017-A, Class A, 144A	3.230		06/08/23	500	492,703
Series 2017-B, Class A, 144A	3.220		10/10/23	800	787,427
Series 2018-A, Class A, 144A	3.610		03/08/24	540	532,868
Series 2018-B, Class A, 144A	3.910		07/08/24	850	845,802
Series 2018-B, Class B, 144A	4.500		07/08/24	250	249,338
Series 2018-C, Class A, 144A	4.100		10/08/24	1,100	1,099,513
Series 2018-C, Class B, 144A	4.590		10/08/24	500	504,739
PNMAC FMSR Issuer Trust, Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350%	4.631	(c)	04/25/23	1,420	1,430,226
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850%	5.131	(c)	02/25/23	440	444,699
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650%	4.931	(c)	08/25/25	800	805,591
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050		04/25/29	252	249,502
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160		11/15/24	185	184,934

					13,347,772

Credit Card 0.2%
Citibank Credit Card Issuance Trust, Series 2018-A07, Class A7	3.960		10/13/30	2,200	2,213,616

Home Equity Loans 0.7%
ABFC Trust, Series 2003-AHL01, Class A1	4.184		03/25/33	78	77,027
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP01, Class M1, 1 Month LIBOR + 1.050%	3.331	(c)	12/25/33	193	191,626
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE07, Class M1, 1 Month LIBOR + 0.975%	3.255	(c)	12/15/33	141	141,302

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
Bear Stearns Asset-Backed Securities I Trust, Series 2004-HE06, Class M1, 1 Month LIBOR + 0.855%	3.136	%(c)	08/25/34	318	$309,780
Bear Stearns Asset-Backed Securities Trust, Series 2003-02, Class A3, 1 Month LIBOR + 1.500%	3.781	(c)	03/25/43	313	309,383
Chase Funding Loan Acquisition Trust, Series 2004-OPT01, Class M1, 1 Month LIBOR + 0.855%	3.136	(c)	06/25/34	1,008	984,320
Home Equity Asset Trust, Series 2003-08, Class M1, 1 Month LIBOR + 1.080%	3.361	(c)	04/25/34	514	517,798
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class A3, 1 Month LIBOR + 1.040%	3.321	(c)	10/25/33	1,054	1,034,533
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020%	3.301	(c)	10/25/33	216	213,983
New Residential Mortgage Loan Trust, Series 2018-01A, Class A1A, 144A	4.000	(cc)	12/25/57	691	691,976
Option One Mortgage Acceptance Corp., Asset-Backed Certificates, Series 2003-06, Class A2, 1 Month LIBOR + 0.660%	2.941	(c)	11/25/33	1,110	1,088,727
RAMP Trust, Series 2005-EFC3, Class M5, 1 Month LIBOR + 0.640%	2.921	(c)	08/25/35	1,400	1,413,408

					6,973,863

Residential Mortgage-Backed Securities 3.1%
CIT Mortgage Loan Trust, Series 2007-01, Class 1A, 144A, 1 Month LIBOR + 1.350%	3.631	(c)	10/25/37	762	769,719
Countrywide Asset-Backed Certificates, Series 2003-BC02, Class 2A1, 1 Month LIBOR + 0.600%	2.881	(c)	06/25/33	121	115,412
Credit Suisse Mortgage Trust,
Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150%	5.406	(c)	12/26/46	464	471,879
Series 2018-03R, Class 1A1, 144A, 1 Month LIBOR + 1.200%	3.474	(c)	12/25/46	1,280	1,283,994

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Credit Suisse Mortgage Trust, (cont’d.)
Series 2018-RPL08, Class A1, 144A	4.125%		07/25/58		1,895	$1,881,184
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-04, Class 1A, 1 Month LIBOR + 0.420%	2.701	(c)	08/25/34		1,045	978,757
Fremont Home Loan Trust, Series 2004-02, Class M1, 1 Month LIBOR + 0.855%	3.136	(c)	07/25/34		615	627,492
GSAMP Trust, Series 2007-HE01, Class A1, 1 Month LIBOR + 0.140%	2.421	(c)	03/25/47		582	549,930
Legacy Mortgage Asset Trust, Series 2017-RPL01, Class A, 144A, 1 Month LIBOR + 1.750%	3.992	(c)	01/28/70		288	293,982
LSFVT, Series 2018-01, 1 Month LIBOR + 2.000%^	3.982	(c)	04/01/21		4,478	4,464,713
Mill City Mortgage Loan Trust, Series 2018-01, Class A1, 144A	3.250	(cc)	05/25/62		1,829	1,803,137
Structured Asset Investment Loan Trust,
Series 2003-BC02, Class A3, 1 Month LIBOR + 0.700%	2.981	(c)	04/25/33		158	154,526
Series 2003-BC09, Class 3A3, 1 Month LIBOR + 0.700%	2.981	(c)	08/25/33		94	93,980
Series 2004-08, Class A8, 1 Month LIBOR + 1.000%	3.281	(c)	09/25/34		1,342	1,341,066
TFS (Spain), Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	03/16/23	EUR	3,114	3,527,210
Towd Point Mortgage Funding PLC (United Kingdom), Series 2016-VA1, Class A1, 144A, 3 Month LIBOR + 1.200%	2.005	(c)	02/20/54	GBP	222	284,855
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A	2.750	(cc)	06/25/57		875	847,506
Series 2017-06, Class A1, 144A	2.750	(cc)	10/25/57		1,102	1,070,583
Series 2018-02, Class A1, 144A	3.250	(cc)	03/25/58		3,020	2,970,204
Series 2018-03, Class A1, 144A	3.750	(cc)	05/25/58		3,596	3,578,032
Series 2018-05, Class A1, 144A	3.250	(cc)	07/25/58		892	867,625
Series 2018-06, Class A1A, 144A	3.750	(cc)	03/25/58		2,110	2,103,050

						30,078,836

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Student Loans 0.8%
Earnest Student Loan Program LLC, Series 2016-D, Class A1, 144A, 1 Month LIBOR + 1.400%	3.681	%(c)	01/25/41		30	$30,594
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A	3.723	(cc)	02/25/43		1,440	1,984,355
Series 2018-C, Class A, 144A	4.491	(cc)	08/25/43		2,860	2,895,930
SLM Student Loan Trust, Series 2004-02X, Class A6, 3 Month EURIBOR + 0.550%	0.233	(c)	07/25/39	EUR	2,100	2,290,881

						7,201,760

TOTAL ASSET-BACKED SECURITIES (cost $270,506,160)						268,915,250

BANK LOANS 0.3%

Technology
Dell International LLC, Replacement Term A-3 Loan, 1 Month LIBOR + 1.500%	3.810	(c)	12/31/18		2,352	2,349,128
McAfee LLC,
Retired Closing Date Term Loan, 1 Month LIBOR + 4.500%	6.790	(c)	09/30/24		459	459,625
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.790	(c)	09/29/25		150	151,625

TOTAL BANK LOANS (cost $2,953,998)						2,960,378

COMMERCIAL MORTGAGE-BACKED SECURITIES 11.5%
BANK,
Series 2017-BNK05, Class A4	3.131		06/15/60		1,000	937,123
Series 2017-BNK06, Class A4	3.254		07/15/60		800	757,152
Series 2017-BNK08, Class A3	3.229		11/15/50		675	635,017
Series 2018-BN10, Class A4	3.428		02/15/61		4,800	4,576,701
BBCCRE Trust, Series 2015-GTP, Class A, 144A	3.966		08/10/33		300	299,622
BBCMS Mortgage Trust, Series 2018-TALL, Class D, 144A, 1 Month LIBOR + 1.449%	3.728	(c)	03/15/37		4,500	4,492,928
BENCHMARK Mortgage Trust, Series 2018-B06, Class A3	3.995		10/10/51		5,000	4,978,607

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
BX Commercial Mortgage Trust,
Series 2018-IND, Class F, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)	4.080	%(c)	11/15/35	200	$199,937
Series 2018-IND, Class G, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	4.330	(c)	11/15/35	1,100	1,100,000
CD Commercial Mortgage Trust,
Series 2017-CD04, Class A3	3.248		05/10/50	600	569,742
Series 2017-CD05, Class A3	3.171		08/15/50	800	751,981
Series 2017-CD06, Class A4	3.190		11/13/50	1,650	1,549,138
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class A4	3.283		05/10/58	600	574,079
Series 2016-C07, Class A2	3.585		12/10/54	1,800	1,755,017
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4	3.575		05/10/47	159	159,481
Series 2016-C02, Class A3	2.575		08/10/49	6,200	5,669,662
Series 2016-C03, Class A3	2.896		11/15/49	700	649,128
Series 2016-GC37, Class A4	3.314		04/10/49	600	576,829
Series 2017-C04, Class A3	3.209		10/12/50	1,150	1,081,864
Series 2017-P07, Class XC, IO	0.326	(cc)	04/14/50	16,000	347,683
Series 2017-P08, Class A3	3.203		09/15/50	1,600	1,504,685
Series 2018-B02, Class A3	3.744		03/10/51	2,900	2,843,808
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A	2.778	(cc)	11/10/31	300	280,888
Series 2016-CLNE, Class C, 144A	2.778	(cc)	11/10/31	100	92,225
COMM Mortgage Trust, Series 2012-CR01, Class XA, IO	1.869	(cc)	05/15/45	1,063	57,672
Commercial Mortgage Trust,
Series 2012-CR04, Class A2	1.801		10/15/45	5,289	5,086,890
Series 2013-CR10, Class A2	2.972		08/10/46	13	12,478
Series 2014-CR15, Class XB, IO, 144A	0.024	(cc)	02/10/47	157,461	166,814
Series 2014-UBS05, Class A4	3.838		09/10/47	400	400,852
Series 2015-CR26, Class A4	3.630		10/10/48	50	49,237
Series 2015-LC21, Class A4	3.708		07/10/48	90	89,190
Series 2015-PC01, Class A5	3.902		07/10/50	1,490	1,487,332
Series 2016-COR01, Class A3	2.826		10/10/49	700	647,868
Series 2016-DC02, Class A5	3.765		02/10/49	275	271,315
Series 2017-COR02, Class A2	3.239		09/10/50	1,725	1,625,289
Credit Suisse Mortgage Trust,
Series 2016-NXSR, Class A4	3.795	(cc)	12/15/49	150	147,089
Series 2017-LSTK, Class B, 144A	3.030		04/05/33	500	490,375
Series 2017-LSTK, Class C, 144A	3.229		04/05/33	300	294,114
CSAIL Commercial Mortgage Trust,
Series 2015-C03, Class A4	3.718		08/15/48	1,700	1,682,477
Series 2018-CX12, Class A3	3.959		08/15/51	1,900	1,874,548

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
DBJPM Mortgage Trust,
Series 2016-C03, Class A4	2.632%		08/10/49	400	$366,761
Series 2017-C06, Class A4	3.071		06/10/50	600	559,861
DBWF Mortgage Trust, Series 2016-85T, Class D, 144A	3.808	(cc)	12/10/36	200	185,730
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class C, 144A	3.555	(cc)	09/10/35	250	239,412
Fannie Mae-Aces, Series 2015-M07, Class AB2	2.502		12/25/24	887	847,669
FHLMC Multifamily Structured Pass-Through Certificates,
Series K006, Class AX1, IO	0.944	(cc)	01/25/20	7,603	64,927
Series K007, Class X1, IO	1.035	(cc)	04/25/20	5,685	65,171
Series K008, Class X1, IO	1.518	(cc)	06/25/20	1,139	21,431
Series K018, Class X1, IO	1.352	(cc)	01/25/22	2,911	99,342
Series K020, Class X1, IO	1.412	(cc)	05/25/22	1,805	74,048
Series K025, Class X1, IO	0.856	(cc)	10/25/22	6,498	184,201
Series K069, Class X1, IO	0.369	(cc)	09/25/27	6,997	202,436
Series K725, Class X1, IO	0.711	(cc)	01/25/24	44,298	1,417,359
Series Q001, Class XA, IO	2.273	(cc)	02/25/32	15,670	2,245,885
GS Mortgage Securities Trust,
Series 2014-GC20, Class XB, IO	0.431	(cc)	04/10/47	15,000	344,041
Series 2017-GS06, Class A2	3.164		05/10/50	700	659,746
Series 2017-GS07, Class A3	3.167		08/10/50	1,180	1,104,215
Series 2017-GS08, Class A3	3.205		11/10/50	1,400	1,317,011
IMT Trust,
Series 2017-APTS, Class AFX, 144A	3.478		06/15/34	240	236,174
Series 2017-APTS, Class XFLC, IO, 144A	—	(p)	06/15/34	205,315	452
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A5	3.672		11/15/47	1,400	1,387,714
Series 2015-C29, Class A4	3.611		05/15/48	1,890	1,860,773
Series 2015-C29, Class XA, IO	0.825	(cc)	05/15/48	19,006	578,985
Series 2015-C31, Class A3	3.801		08/15/48	1,475	1,466,743
Series 2016-C01, Class A5	3.576		03/15/49	600	585,998
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C05, Class A4	3.414		03/15/50	350	336,814
Series 2017-C07, Class A4	3.147		10/15/50	1,100	1,030,329
Series 2018-C08, Class A3	3.944		06/15/51	4,000	3,961,094
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2018-AON, Class E, 144A	4.613	(cc)	07/05/31	3,900	3,887,697
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20, Class A3	2.988		02/15/48	1,025	978,105
Series 2016-C29, Class A3	3.058		05/15/49	2,750	2,603,365
Series 2016-C30, Class A4	2.600		09/15/49	5,400	4,931,336

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust, (cont’d.)
Series 2016-C30, Class A5	2.860%		09/15/49		350	$324,322
Series 2017-C33, Class A4	3.337		05/15/50		1,200	1,143,519
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A3	3.540		12/15/48		4,550	4,460,426
Series 2015-UBS08, Class A4	3.809		12/15/48		1,770	1,761,201
Series 2017-H01, Class A4	3.259		06/15/50		600	568,445
Series 2017-HR02, Class A3	3.330		12/15/50		2,000	1,892,291
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3	3.225		08/15/50		1,100	1,038,895
Series 2017-C07, Class A3	3.418		12/15/50		2,100	2,001,600
Series 2018-C08, Class A3	3.720		02/15/51		2,700	2,631,453
Series 2018-C10, Class A3	4.048		05/15/51		1,400	1,399,833
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC24, Class A3	2.684		10/15/49		1,500	1,376,543
Series 2017-C39, Class A4	3.157		09/15/50		1,400	1,311,861
Series 2017-C40, Class A3	3.317		10/15/50		350	331,444
Series 2017-RB01, Class A4	3.374		03/15/50		875	836,982
Series 2018-C43, Class XB, IO	0.369	(cc)	03/15/51		51,500	1,662,126
Series 2018-C46, Class XB, IO	0.372	(cc)	08/15/51		104,789	3,337,184

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $114,255,130)						110,689,787

CONVERTIBLE BOND 0.1%

Investment Companies
Aabar Investments PJSC (United Arab Emirates), Sr. Unsec’d. Notes, EMTN (cost $996,730)	0.500		03/27/20	EUR	900	938,768

CORPORATE BONDS 28.0%

Aerospace & Defense 0.1%
General Dynamics Corp., Gtd. Notes	3.000		05/11/21		1,255	1,246,152

Agriculture 0.1%
BAT Capital Corp. (United Kingdom), Gtd. Notes, 144A	2.297		08/14/20		1,220	1,193,897
Philip Morris International, Inc., Sr. Unsec’d. Notes	4.125		05/17/21		100	101,640

						1,295,537

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Airlines 0.2%
American Airlines 2013-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950%		07/15/24	133	$136,167
Delta Air Lines 2010-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950		11/23/20	75	75,512
Delta Air Lines, Inc., Sr. Unsec’d. Notes	3.400		04/19/21	1,725	1,707,873
United Airlines 2014-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000		10/11/27	129	128,663

					2,048,215

Auto Manufacturers 0.4%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	2.835	(c)	04/12/21	230	229,795
Gtd. Notes, 144A	3.100		04/12/21	305	301,813
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	2.200		05/05/20	210	206,155
Gtd. Notes, 144A	3.100		05/04/20	550	546,852
Gtd. Notes, 144A	3.350		05/04/21	915	908,284
General Motors Co., Sr. Unsec’d. Notes	6.600		04/01/36	70	71,634
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%	3.258	(c)	04/09/21	720	719,950
Gtd. Notes	3.500		07/10/19	295	295,790
Gtd. Notes(a)	3.550		04/09/21	545	540,090
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250		11/15/19	200	199,250

					4,019,613

Banks 7.5%
Agence Francaise de Developpement (France), Sr. Unsec’d. Notes	1.625		01/21/20	1,000	982,676
Banco de Credito del Peru (Peru), Sr. Unsec’d. Notes, 144A	2.250		10/25/19	200	197,630
Banco do Brasil SA (Brazil), Gtd. Notes	3.875		10/10/22	3,440	3,262,874
Banco Nacional de Costa Rica (Costa Rica),
Sr. Unsec’d. Notes	4.875		11/01/18	1,200	1,200,000
Sr. Unsec’d. Notes	5.875		04/25/21	2,150	2,058,646

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	3.545	%(c)	04/12/23	200	$200,536
Sr. Unsec’d. Notes	3.848		04/12/23	600	580,629
Bank Nederlandse Gemeenten NV (Netherlands),
Sr. Unsec’d. Notes, 144A, MTN	1.750		10/05/20	200	195,159
Sr. Unsec’d. Notes, 144A, MTN	2.375		02/01/22	800	780,253
Bank of America Corp.,
Jr. Sub. Notes, Series DD	6.300		12/29/49	40	42,150
Sr. Unsec’d. Notes	3.004		12/20/23	447	430,103
Sr. Unsec’d. Notes, GMTN	3.300		01/11/23	125	122,202
Sr. Unsec’d. Notes, GMTN	3.593		07/21/28	530	498,142
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.870%	3.266	(c)	04/01/19	250	250,731
Sr. Unsec’d. Notes, MTN	3.499		05/17/22	2,465	2,453,349
Sr. Unsec’d. Notes, MTN	3.824		01/20/28	675	645,756
Sr. Unsec’d. Notes, MTN	4.125		01/22/24	250	251,452
Sr. Unsec’d. Notes, MTN	4.271		07/23/29	350	345,047
Sr. Unsec’d. Notes, Series L, MTN	2.600		01/15/19	76	75,963
Sub. Notes, Series L, MTN	3.950		04/21/25	300	290,939
Bank of Baroda (India), Sr. Unsec’d. Notes, 144A	4.875		07/23/19	1,400	1,409,673
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, Series D, MTN, 3 Month LIBOR + 0.460%	2.896	(c)	04/13/21	400	401,239
Sr. Unsec’d. Notes, Series D, MTN	3.100		04/13/21	415	412,369
Bank of New York Mellon Corp. (The), Jr. Sub. Notes, Series F	4.625		12/29/49	125	117,969
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	4.375		01/12/26	200	191,671
Sr. Unsec’d. Notes, MTN	4.338		05/16/24	1,400	1,372,958
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	3.375		01/09/25	695	649,653
Sr. Unsec’d. Notes, 144A, MTN	3.500		03/01/23	350	339,537
Branch Banking & Trust Co., Sr. Unsec’d. Notes	2.850		04/01/21	550	543,361
Caixa Economica Federal (Brazil), Sub. Notes	7.250		07/23/24	815	821,113
Capital One Financial Corp., Sr. Unsec’d. Notes	3.450		04/30/21	3,445	3,429,931
Citibank NA, Sr. Unsec’d. Notes	3.050		05/01/20	3,700	3,685,663

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Citigroup, Inc.,
Jr. Sub. Notes, Series Q	5.950%		12/29/49	235	$238,819
Jr. Sub. Notes, Series R	6.125		12/29/49	105	107,363
Sr. Unsec’d. Notes	3.520		10/27/28	990	917,200
Sr. Unsec’d. Notes	4.075		04/23/29	2,110	2,032,985
Sub. Notes	4.400		06/10/25	210	207,982
Sub. Notes	4.600		03/09/26	165	163,721
Sub. Notes	4.750		05/18/46	455	424,313
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.450		04/16/21	250	248,173
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	3.150		01/22/21	470	458,291
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%	3.766	(c)	02/04/21	1,150	1,147,123
Sr. Unsec’d. Notes	4.250		02/04/21	1,075	1,070,821
Sr. Unsec’d. Notes, GMTN	3.375		05/12/21	315	306,752
Development Bank of Japan, Inc. (Japan),
Gov’t. Gtd. Notes, 144A, MTN	2.125		09/01/22	200	190,919
Gov’t. Gtd. Notes, 144A, MTN	3.125		09/06/23	1,200	1,186,166
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes	1.875		01/29/20	500	492,937
Gov’t. Liquid Gtd. Notes	2.250		02/18/20	250	247,206
Gov’t. Liquid Gtd. Notes, 144A	1.875		09/15/21	500	480,953
Gov’t. Liquid Gtd. Notes, 144A, MTN	3.250		09/26/23	750	745,393
Gov’t. Liquid Gtd. Notes, EMTN	2.250		01/30/19	3,000	2,996,932
Fifth Third Bank, Sr. Unsec’d. Notes	2.375		04/25/19	200	199,458
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M	5.375		12/29/49	175	176,313
Sr. Unsec’d. Notes	3.500		01/23/25	515	492,964
Sr. Unsec’d. Notes	3.850		01/26/27	800	766,560
Sr. Unsec’d. Notes	4.223		05/01/29	2,490	2,414,239
Sr. Unsec’d. Notes, GMTN	2.905		07/24/23	1,400	1,346,388
Sr. Unsec’d. Notes, Series D, MTN	6.000		06/15/20	755	785,105
Sub. Notes	5.150		05/22/45	125	122,398
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%	2.922	(c)	05/18/21	1,125	1,126,246
Sr. Unsec’d. Notes	5.100		04/05/21	125	129,284
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.875		07/14/27	200	165,204
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. X	6.100		12/29/49	125	127,069

See Notes to Financial Statements.

36

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co., (cont’d.)
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	5.990	%(c)	12/31/49	143	$143,766
Sr. Unsec’d. Notes	3.509		01/23/29	375	350,523
Sr. Unsec’d. Notes	3.625		05/13/24	350	344,599
Sr. Unsec’d. Notes	3.964		11/15/48	845	740,439
Sr. Unsec’d. Notes	4.005		04/23/29	1,550	1,502,862
Sub. Notes(a)	4.250		10/01/27	215	211,222
JPMorgan Chase Bank NA, Sr. Unsec’d. Notes	3.086		04/26/21	3,000	2,988,390
KeyCorp, Sr. Unsec’d. Notes, MTN	5.100		03/24/21	400	414,013
Lloyds Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN	5.800		01/13/20	375	385,694
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	4.375		03/22/28	675	645,004
Manufacturers & Traders Trust Co., Sr. Unsec’d. Notes	2.300		01/30/19	350	349,503
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	3.761		07/26/23	1,930	1,919,969
Morgan Stanley,
Jr. Sub. Notes, Series H	5.450		12/31/49	75	75,666
Sr. Unsec’d. Notes, GMTN	3.750		02/25/23	390	387,127
Sr. Unsec’d. Notes, GMTN(a)	3.772		01/24/29	1,030	975,980
Sr. Unsec’d. Notes, MTN	3.591		07/22/28	640	599,369
Sub. Notes, GMTN	4.350		09/08/26	490	477,186
MUFG Bank Ltd. (Japan), Sr. Unsec’d. Notes, 144A	2.300		03/10/19	310	309,301
PNC Bank NA, Sub. Notes	4.200		11/01/25	350	352,209
Royal Bank of Canada (Canada),
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.390%	2.910	(c)	04/30/21	1,440	1,442,055
Sr. Unsec’d. Notes, GMTN	3.200		04/30/21	3,870	3,853,855
Santander UK PLC (United Kingdom), Sr. Unsec’d. Notes	2.375		03/16/20	240	237,034
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes, 144A, MTN	2.375		03/25/19	325	324,158
State Bank of India (India), Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.950%	3.358	(c)	04/06/20	1,000	1,001,800
Sumitomo Mitsui Banking Corp. (Japan), Bank Gtd. Notes, 3 Month LIBOR + 0.350%	2.799	(c)	01/17/20	1,325	1,326,255

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
U.S. Bancorp, Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.400%	2.890	%(c)	04/25/19	500	$500,340
UBS Group Funding Switzerland AG (Switzerland), Gtd. Notes, 144A	3.000		04/15/21	390	383,824
Wells Fargo & Co., Sr. Unsec’d. Notes	2.500		03/04/21	75	73,091

					72,069,885

Beverages 0.1%
Central American Bottling Corp. (Guatemala), Gtd. Notes, 144A	5.750		01/31/27	200	197,102
Keurig Dr. Pepper, Inc., Gtd. Notes, 144A	3.551		05/25/21	615	612,092

					809,194

Biotechnology 0.0%
Amgen, Inc., Sr. Unsec’d. Notes	3.875		11/15/21	250	252,425

Building Materials 0.4%
Griffon Corp., Gtd. Notes	5.250		03/01/22	1,500	1,406,250
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%	2.838	(c)	12/20/19	1,015	1,017,336
U.S. Concrete, Inc., Gtd. Notes	6.375		06/01/24	1,000	931,250
Vulcan Materials Co., Sr. Unsec’d. Notes, 144A	4.700		03/01/48	995	858,519

					4,213,355

Chemicals 0.5%
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	3.500		07/19/22	2,200	2,122,881
Gtd. Notes	4.125		03/14/21	1,000	996,181
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.125		11/15/21	100	101,511
Sr. Unsec’d. Notes	4.250		11/15/20	93	94,199
LyondellBasell Industries NV, Sr. Unsec’d. Notes	6.000		11/15/21	350	369,071

See Notes to Financial Statements.

38

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	4.875%		09/19/22		290	$288,513
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500		11/14/22		600	582,774
SASOL Financing USA LLC (South Africa), Gtd. Notes	5.875		03/27/24		500	503,691
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	3.450		08/01/25		85	80,854

						5,139,675

Commercial Services 0.9%
ERAC USA Finance LLC, Gtd. Notes, 144A	2.800		11/01/18		100	100,000
Nexi Capital SpA (Italy), Sec’d. Notes, 144A	4.125		11/01/23	EUR	1,350	1,530,742
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A	5.000		04/15/22		3,000	2,921,250
SNCF Reseau EPIC (France),
Sr. Unsec’d. Notes, EMTN	1.375		10/11/19		1,000	984,950
Sr. Unsec’d. Notes, EMTN	2.000		10/13/20		2,000	1,954,880
University of Notre Dame du Lac, Unsec’d. Notes	3.394		02/15/48		400	356,754
Western Union Co. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%	3.110	(c)	05/22/19		780	781,714

						8,630,290

Computers 0.4%
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A	5.875		06/15/21		2,686	2,722,990
Sr. Sec’d. Notes, 144A	3.480		06/01/19		100	100,125
EMC Corp., Sr. Unsec’d. Notes	2.650		06/01/20		300	291,866
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes, 144A	2.100		10/04/19		650	643,704

						3,758,685

Distribution/Wholesale 0.1%
Global Partners LP/GLP Finance Corp., Gtd. Notes	6.250		07/15/22		1,325	1,301,813

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Diversified Financial Services 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	3.750%		05/15/19	150	$150,293
American Express Co., Sr. Unsec’d. Notes	3.375		05/17/21	3,280	3,271,914
BOC Aviation Ltd. (Singapore), Sr. Unsec’d. Notes, EMTN	2.375		09/15/21	1,303	1,242,854
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A	3.150		07/24/24	1,000	984,919
Gtd. Notes, 144A	4.400		11/25/19	3,925	3,981,098
CPPIB Capital, Inc. (Canada),
Gtd. Notes, 144A, MTN	2.750		11/02/27	750	704,411
Gtd. Notes, 144A, MTN	3.125		09/25/23	1,500	1,490,537
Discover Financial Services, Sr. Unsec’d. Notes	5.200		04/27/22	400	413,095
Jefferies Financial Group, Inc., Sr. Unsec’d. Notes	5.500		10/18/23	100	103,429
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A	8.125		07/15/23	1,075	1,093,813
Navient Solutions LLC, Sr. Unsec’d. Notes	3.339	(s)	10/03/22	785	688,824
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, GMTN	2.750		03/19/19	100	99,959
Ontario Teachers’ Finance Trust (Canada),
Local Gov’t. Gtd. Notes, 144A	2.125		09/19/22	250	238,670
Local Gov’t. Gtd. Notes, 144A	2.750		04/16/21	250	247,019
Private Export Funding Corp., Sr. Unsec’d. Notes, 144A	2.650		02/16/21	200	198,124

					14,908,959

Electric 1.6%
AES Panama SRL (Panama), Sr. Unsec’d. Notes, 144A	6.000		06/25/22	825	846,871
Calpine Corp.,
Sr. Sec’d. Notes, 144A	6.000		01/15/22	1,321	1,327,605
Sr. Unsec’d. Notes(a)	5.500		02/01/24	1,000	907,500
Commonwealth Edison Co., First Mortgage	2.150		01/15/19	25	24,972
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Series C	4.300		12/01/56	25	22,927

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
Electricite de France SA (France), Sr. Unsec’d. Notes, 144A	2.150%	01/22/19	50	$49,882
Enel Americas SA (Chile), Sr. Unsec’d. Notes	4.000	10/25/26	30	28,004
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.875	05/25/22	515	485,111
Gtd. Notes, 144A	3.500	04/06/28	265	222,691
Eskom Holdings SOC Ltd. (South Africa), Gov’t. Gtd. Notes, 144A, MTN	6.350	08/10/28	425	409,509
FirstEnergy Corp., Sr. Unsec’d. Notes, Series B	3.900	07/15/27	505	482,249
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	4.350	01/15/25	125	125,445
Hydro-Quebec (Canada),
Local Gov’t. Gtd. Notes	8.050	07/07/24	500	609,491
Local Gov’t. Gtd. Notes	8.400	01/15/22	1,000	1,139,606
Local Gov’t. Gtd. Notes	9.400	02/01/21	450	508,315
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A	9.375	01/28/20	1,265	1,346,909
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	320	303,213
Monongahela Power Co., First Mortgage, 144A	4.100	04/15/24	425	431,299
Nova Scotia Power Finance Corp. (Canada), Gov’t. Gtd. Notes	9.400	04/01/21	1,400	1,590,778
Progress Energy, Inc., Sr. Unsec’d. Notes	4.400	01/15/21	300	305,141
Sempra Energy, Sr. Unsec’d. Notes	4.000	02/01/48	580	504,453
Vistra Energy Corp.,
Gtd. Notes	5.875	06/01/23	169	171,535
Gtd. Notes	7.375	11/01/22	2,030	2,106,125
Vistra Operations Co. LLC, Gtd. Notes, 144A	5.500	09/01/26	975	960,375

				14,910,006

Engineering & Construction 0.0%
GMR Hyderabad International Airport Ltd. (India), Sr. Sec’d. Notes, 144A	4.250	10/27/27	200	165,729

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Entertainment 0.6%
CPUK Finance Ltd. (United Kingdom), Sec’d. Notes, 144A	4.250%		02/28/47	GBP	100	$128,295
Eldorado Resorts, Inc., Gtd. Notes	7.000		08/01/23		1,000	1,050,000
National CineMedia LLC, Sr. Sec’d. Notes	6.000		04/15/22		1,500	1,515,000
Scientific Games International, Inc.,
Gtd. Notes	6.250		09/01/20		500	486,250
Gtd. Notes	6.625		05/15/21		1,250	1,209,375
Gtd. Notes	10.000		12/01/22		1,500	1,567,500

						5,956,420

Environmental Control 0.0%
Clean Harbors, Inc., Gtd. Notes	5.125		06/01/21		250	250,000

Foods 0.3%
B&G Foods, Inc., Gtd. Notes	4.625		06/01/21		1,250	1,242,188
General Mills, Inc., Sr. Unsec’d. Notes	3.200		04/16/21		650	645,316
Picard Groupe SAS (France), Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 3.000% (Cap N/A, Floor 3.000%)	3.000	(c)	11/30/23	EUR	425	475,356

						2,362,860

Forest Products & Paper 0.0%
Georgia-Pacific LLC, Gtd. Notes, 144A	5.400		11/01/20		200	207,259
International Paper Co., Sr. Unsec’d. Notes	4.400		08/15/47		125	107,480

						314,739

Healthcare-Products 0.4%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900		11/30/21		380	373,407

See Notes to Financial Statements.

42

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Products (cont’d.)
Becton Dickinson & Co., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.875%	3.261	%(c)	12/29/20	2,370	$2,371,893
Medtronic, Inc., Gtd. Notes	2.500		03/15/20	645	639,133

					3,384,433

Healthcare-Services 0.6%
Advocate Health & Hospitals Corp., Sr. Unsec’d. Notes	3.829		08/15/28	1,175	1,173,349
CHS/Community Health Systems, Inc.,
Sec’d. Notes, 144A(a)	8.125		06/30/24	100	79,000
Sr. Sec’d. Notes(a)	5.125		08/01/21	350	331,625
Cigna Corp., Sr. Unsec’d. Notes	4.500		03/15/21	100	101,876
Halfmoon Parent, Inc., Sr. Sec’d. Notes, 144A	4.375		10/15/28	1,630	1,594,204
HCA, Inc.,
Gtd. Notes	5.375		02/01/25	425	427,656
Gtd. Notes	7.500		02/15/22	200	217,000
Indiana University Health, Inc. Obligated Group, Sec’d. Notes	3.970		11/01/48	800	751,904
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.625		07/15/24	700	674,695
Sr. Unsec’d. Notes	6.750		02/01/20	225	231,188

					5,582,497

Holding Companies-Diversified 0.0%
Hutchison Whampoa International Ltd. (Hong Kong), Gtd. Notes, 144A	5.750		09/11/19	350	357,534

Home Builders 1.9%
Beazer Homes USA, Inc., Gtd. Notes	8.750		03/15/22	3,250	3,274,375
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.500		12/15/20	250	250,000
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125		07/01/22	300	292,500
KB Home, Gtd. Notes	7.000		12/15/21	325	337,188

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Lennar Corp., Gtd. Notes	4.125%	01/15/22	400	$390,520
M/I Homes, Inc., Gtd. Notes	6.750	01/15/21	875	877,188
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.875	12/15/23	1,500	1,460,625
Meritage Homes Corp.,
Gtd. Notes	6.000	06/01/25	750	729,375
Gtd. Notes	7.000	04/01/22	500	514,850
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22	1,600	1,584,000
PulteGroup, Inc., Gtd. Notes	4.250	03/01/21	350	349,160
Taylor Morrison Communities, Inc., Gtd. Notes	6.625	05/15/22	750	753,750
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.250	04/15/21	3,250	3,237,812
TRI Pointe Group, Inc., Gtd. Notes	4.875	07/01/21	350	346,500
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., Gtd. Notes	4.375	06/15/19	650	650,000
William Lyon Homes, Inc.,
Gtd. Notes	5.875	01/31/25	500	440,625
Gtd. Notes	6.000	09/01/23	450	410,625
Gtd. Notes	7.000	08/15/22	2,000	1,997,500

				17,896,593

Home Furnishings 0.0%
Whirlpool Corp.,
Sr. Unsec’d. Notes	2.400	03/01/19	150	149,694
Sr. Unsec’d. Notes	4.700	06/01/22	100	102,528

				252,222

Housewares 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	2.600	03/29/19	143	142,619
Sr. Unsec’d. Notes	4.000	06/15/22	100	99,028
Sr. Unsec’d. Notes	5.500	04/01/46	350	301,725

				543,372

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Insurance 0.2%
Arch Capital Finance LLC, Gtd. Notes	4.011%	12/15/26		135	$132,039
AXIS Specialty Finance LLC, Gtd. Notes	5.875	06/01/20		250	257,953
Lincoln National Corp., Sr. Unsec’d. Notes	6.250	02/15/20		600	620,794
Markel Corp., Sr. Unsec’d. Notes	4.900	07/01/22		250	256,861
XLIT Ltd. (Bermuda), Gtd. Notes	2.300	12/15/18		400	399,718

					1,667,365

Internet 0.0%
Netflix, Inc., Sr. Unsec’d. Notes	3.625	05/15/27	EUR	100	112,274
Tencent Holdings Ltd. (China), Sr. Unsec’d. Notes, 144A, MTN	3.375	05/02/19		250	250,301

					362,575

Iron/Steel 0.2%
ABJA Investment Co. Pte Ltd. (India), Gtd. Notes	4.850	01/31/20		2,200	2,197,866
Vale Overseas Ltd. (Brazil), Gtd. Notes	6.250	08/10/26		28	29,926

					2,227,792

Lodging 0.8%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A	6.750	11/15/21		3,000	3,078,750
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.000	03/01/19		200	200,057
Sr. Unsec’d. Notes	3.250	09/15/22		100	97,739
MGM Resorts International, Gtd. Notes	6.000	03/15/23		2,000	2,030,000
Sands China Ltd. (Macau), Sr. Unsec’d. Notes, 144A	5.125	08/08/25		300	294,160

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Lodging (cont’d.)
Studio City Co., Ltd. (Hong Kong),
Sr. Sec’d. Notes	5.875%	11/30/19	2,200	$2,219,250
Sr. Sec’d. Notes, 144A	7.250	11/30/21	200	205,000

				8,124,956

Machinery-Diversified 0.0%
CNH Industrial Capital LLC,
Gtd. Notes	4.375	11/06/20	200	202,125
Gtd. Notes	4.875	04/01/21	75	76,624
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	100	103,025

				381,774

Media 1.4%
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.375	07/15/23	1,425	1,424,729
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	5.250	03/15/21	1,200	1,206,000
Sr. Unsec’d. Notes	5.250	09/30/22	913	917,565
Sr. Unsec’d. Notes, 144A	5.125	05/01/23	2,500	2,487,500
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125	12/15/21	2,550	2,543,064
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	5.375	05/01/47	85	76,504
Sr. Sec’d. Notes	6.384	10/23/35	60	61,963
Sr. Sec’d. Notes	6.484	10/23/45	70	71,061
Sr. Sec’d. Notes	6.834	10/23/55	20	20,839
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, Ser. B	7.625	03/15/20	409	408,489
Comcast Corp.,
Gtd. Notes	4.150	10/15/28	980	971,948
Gtd. Notes	4.250	10/15/30	335	330,413
Discovery Communications LLC, Gtd. Notes	5.000	09/20/37	190	177,336
DISH DBS Corp., Gtd. Notes	5.125	05/01/20	1,500	1,503,750
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	5.500	04/15/21	300	301,275

See Notes to Financial Statements.

46

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750%	09/15/22	324	$330,480
Warner Media LLC, Gtd. Notes	3.800	02/15/27	140	131,179

				12,964,095

Mining 0.2%
Teck Resources Ltd. (Canada), Gtd. Notes, 144A	8.500	06/01/24	2,000	2,170,000

Miscellaneous Manufacturing 0.0%
Textron, Inc., Sr. Unsec’d. Notes	3.650	03/01/21	25	24,942

Multi-National 1.6%
Asian Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	5.820	06/16/28	3,000	3,525,347
Sr. Unsec’d. Notes	6.375	10/01/28	1,080	1,318,440
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.125	09/27/21	865	830,932
Sr. Unsec’d. Notes	2.750	01/06/23	800	770,592
Sr. Unsec’d. Notes	4.375	06/15/22	1,100	1,126,147
Inter-American Development Bank (Supranational Bank),
Notes	6.800	10/15/25	500	587,319
Sr. Unsec’d. Notes	7.000	06/15/25	600	716,368
Unsec’d. Notes	6.950	08/01/26	500	606,440
Unsec’d. Notes, MTN	6.750	07/15/27	1,895	2,307,856
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes	2.400	10/26/22	2,000	1,926,636
Sr. Unsec’d. Notes	4.375	02/11/20	1,600	1,626,965

				15,343,042

Office Furnishings 0.0%
Steelcase, Inc., Sr. Unsec’d. Notes	6.375	02/15/21	100	104,587

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	47

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Office/Business Equipment 0.1%
Pitney Bowes, Inc., Sr. Unsec’d. Notes	3.875%	09/15/20		515	$507,919

Oil & Gas 1.5%
Anadarko Finance Co., Gtd. Notes, Series B	7.500	05/01/31		250	299,189
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	5.400	06/15/47		1,337	1,253,347
CNOOC Finance Ltd. (China), Gtd. Notes	3.000	05/09/23		200	190,942
CNX Resources Corp., Gtd. Notes	5.875	04/15/22		1,550	1,521,914
Concho Resources, Inc., Gtd. Notes	4.875	10/01/47		350	330,820
Helmerich & Payne International Drilling Co., Gtd. Notes	4.650	03/15/25		300	303,658
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	6.150	06/15/19		350	356,915
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A	3.875	04/19/22		200	198,058
Sr. Unsec’d. Notes, 144A	4.750	04/19/27		200	195,552
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150	12/15/21		150	151,079
Pertamina Persero PT (Indonesia), Sr. Unsec’d. Notes	4.875	05/03/22		400	405,599
Petrobras Global Finance BV (Brazil),
Gtd. Notes	4.375	05/20/23		600	578,700
Gtd. Notes	5.299	01/27/25		175	166,906
Gtd. Notes	5.750	02/01/29		300	276,855
Gtd. Notes	6.125	01/17/22		2,164	2,242,445
Gtd. Notes	7.375	01/17/27		50	51,818
Gtd. Notes	8.375	05/23/21		65	70,736
Petroleos Mexicanos (Mexico),
Gtd. Notes	5.375	03/13/22		2,988	2,982,323
Gtd. Notes	6.500	03/13/27		175	169,400
Gtd. Notes, 144A	5.350	02/12/28		200	178,180
Gtd. Notes, EMTN	2.500	08/21/21	EUR	1,100	1,254,546
Gtd. Notes, EMTN	2.750	04/21/27	EUR	200	198,496
Gtd. Notes, EMTN	4.875	02/21/28	EUR	100	114,397
Sinopec Group Overseas Development 2014 Ltd. (China), Gtd. Notes	2.750	04/10/19		500	498,921

See Notes to Financial Statements.

48

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Sinopec Group Overseas Development 2017 Ltd. (China), Gtd. Notes, 144A	2.250%		09/13/20		780	$761,755
YPF SA (Argentina), Sr. Unsec’d. Notes, 144A	8.500		03/23/21		120	121,140

						14,873,691

Packaging & Containers 0.3%
Horizon Parent Holdings Sarl (France), Sr. Sec’d. Notes, 144A, Cash coupon 8.250% or PIK 9.00%	8.250		02/15/22	EUR	100	117,172
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes	5.750		10/15/20		1,987	1,986,671
Sr. Sec’d. Notes, 144A(a)	5.125		07/15/23		1,125	1,099,687

						3,203,530

Pharmaceuticals 0.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes	3.600		05/14/25		95	90,740
Sr. Unsec’d. Notes	4.500		05/14/35		150	138,343
Allergan Funding SCS, Gtd. Notes	4.550		03/15/35		165	155,422
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.630%	3.003	(c)	06/25/21		665	665,250
Gtd. Notes, 144A	3.500		06/25/21		300	298,094
Cardinal Health, Inc., Sr. Unsec’d. Notes	2.616		06/15/22		1,215	1,161,427
CVS Health Corp., Sr. Unsec’d. Notes	5.125		07/20/45		70	68,662
Mylan, Inc., Gtd. Notes, 144A(a)	4.550		04/15/28		1,025	948,455
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	2.400		09/23/21		1,405	1,349,858
Gtd. Notes	3.200		09/23/26		925	838,260

						5,714,511

Pipelines 0.5%
Energy Transfer Operating LP, Gtd. Notes	5.300		04/15/47		110	98,894

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
EnLink Midstream Partners LP, Sr. Unsec’d. Notes	2.700%	04/01/19	50	$49,684
Enterprise Products Operating LLC, Gtd. Notes	3.900	02/15/24	250	249,606
Kinder Morgan Energy Partners LP,
Gtd. Notes	3.950	09/01/22	372	372,606
Gtd. Notes	6.500	04/01/20	50	52,094
MPLX LP, Sr. Unsec’d. Notes	5.200	03/01/47	20	18,916
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	4.375	08/15/22	125	123,437
ONEOK, Inc., Gtd. Notes	4.950	07/13/47	385	363,941
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes	2.850	01/31/23	350	329,642
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	5.625	04/15/20	825	842,902
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500	09/15/24	575	578,594
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.000	09/15/25	225	217,462
Sr. Unsec’d. Notes	4.500	11/15/23	670	679,372
Sr. Unsec’d. Notes	6.300	04/15/40	850	902,984

				4,880,134

Real Estate Investment Trusts (REITs) 0.3%
FelCor Lodging LP, Gtd. Notes	6.000	06/01/25	500	517,500
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	4.875	11/01/20	175	176,969
HCP, Inc., Sr. Unsec’d. Notes	3.750	02/01/19	100	100,008
Healthcare Trust of America Holdings LP, Gtd. Notes	2.950	07/01/22	555	535,760
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes	5.375	06/01/23	100	99,500
Gtd. Notes	5.500	02/01/21	800	810,500
Weyerhaeuser Co., Sr. Unsec’d. Notes	7.375	10/01/19	100	103,665

				2,343,902

See Notes to Financial Statements.

50

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Retail 0.3%
Dollar Tree, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%	3.149	%(c)	04/17/20	500	$500,407
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A	6.750		10/15/24	250	249,375
Hot Topic, Inc., Sr. Sec’d. Notes, 144A	9.250		06/15/21	275	271,563
L Brands, Inc.,
Gtd. Notes(a)	5.625		02/15/22	519	524,190
Gtd. Notes	6.625		04/01/21	400	417,000
Gtd. Notes	7.000		05/01/20	250	260,000
PetSmart, Inc., Sr. Sec’d. Notes, 144A	5.875		06/01/25	50	39,000
Rite Aid Corp., Gtd. Notes, 144A	6.125		04/01/23	500	424,688
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes(a)	5.625		12/01/25	250	232,175

					2,918,398

Semiconductors 0.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.875		01/15/27	340	312,201
Maxim Integrated Products, Inc., Sr. Unsec’d. Notes	2.500		11/15/18	100	99,955

					412,156

Software 0.8%
First Data Corp., Gtd. Notes, 144A	7.000		12/01/23	4,500	4,666,500
Fiserv, Inc., Sr. Unsec’d. Notes	3.850		06/01/25	275	271,171
Infor US, Inc., Gtd. Notes	6.500		05/15/22	2,500	2,493,750
Microsoft Corp.,
Sr. Unsec’d. Notes	3.750		02/12/45	175	162,446
Sr. Unsec’d. Notes	4.450		11/03/45	24	24,785
Nuance Communications, Inc., Gtd. Notes, 144A	5.375		08/15/20	120	120,075

					7,738,727

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	51

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Telecommunications 1.2%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000%	03/30/20		100	$102,010
Bharti Airtel International Netherlands BV (India), Gtd. Notes, 144A	5.125	03/11/23		200	193,997
CenturyLink, Inc.,
Sr. Unsec’d. Notes, Ser. S	6.450	06/15/21		500	511,250
Sr. Unsec’d. Notes, Ser. V	5.625	04/01/20		2,150	2,176,875
CommScope, Inc., Gtd. Notes, 144A	5.000	06/15/21		875	872,156
Level 3 Financing, Inc., Gtd. Notes	6.125	01/15/21		400	401,000
Qwest Corp., Sr. Unsec’d. Notes	6.750	12/01/21		50	52,184
Sprint Communications, Inc., Gtd. Notes, 144A	7.000	03/01/20		5,200	5,388,500
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360	03/20/23		300	297,000
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, EMTN	6.375	06/24/19	GBP	200	262,092
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	3.500	11/01/21		595	595,144
Sr. Unsec’d. Notes	4.500	08/10/33		250	242,967
Wind Tre SpA (Italy), Sr. Sec’d. Notes, 144A	2.625	01/20/23	EUR	350	368,486

					11,463,661

Transportation 0.0%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	3.450	09/15/21		100	100,412
XPO Logistics, Inc., Gtd. Notes, 144A	6.500	06/15/22		196	200,900

					301,312

Trucking & Leasing 0.1%
Avolon Holdings Funding Ltd. (Ireland), Gtd. Notes, 144A(a)	5.500	01/15/23		1,150	1,144,250

TOTAL CORPORATE BONDS (cost $275,416,995)					270,543,522

See Notes to Financial Statements.

52

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS 0.2%

California 0.0%
University of California,
Taxable, Revenue Bonds, Series AP	3.931%		05/15/45	25	$23,579
Taxable, Revenue Bonds, Series J	4.131		05/15/45	25	24,225

					47,804

Illinois 0.2%
State of Illinois,
GO Unlimited, Series A	5.000		10/01/22	635	659,175
GO Unlimited, Series D	5.000		11/01/22	985	1,022,893

					1,682,068

New Jersey 0.0%
New Jersey State Turnpike Authority, BABs, Revenue Bonds, Series F	7.414		01/01/40	100	139,398

Virginia 0.0%
University of Virginia, Taxable, Revenue Bonds, Series C	4.179		09/01/2117	125	115,161

TOTAL MUNICIPAL BONDS (cost $2,039,331)					1,984,431

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.3%
Bellemeade Re Ltd.,
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700%	3.981	(c)	10/25/27	175	176,078
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600%	3.881	(c)	04/25/28	600	603,130
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950%	3.231	(c)	08/25/28	750	750,920
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350%	3.631	(c)	08/25/28	300	300,939
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600%	3.881	(c)	08/25/28	300	302,052
Series 2018-03A, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	3.480	(c)	10/25/27	580	579,637
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	4.130	(c)	10/25/27	870	869,997
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000%	4.256	(c)	12/25/57	556	556,110

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	53

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
CIM Trust, (cont’d.)
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000%	4.256	%(c)	01/25/57	1,159	$1,180,879
Series 2017-06, Class A1, 144A	3.015	(cc)	06/25/57	376	360,952
Series 2017-08, Class A1, 144A	3.000	(cc)	12/25/65	907	884,567
Citigroup Mortgage Loan Trust, Series 2011-12, Class 3A2, 144A	4.099	(cc)	09/25/47	67	63,647
Fannie Mae Connecticut Avenue Securities,
Series 2016-C03, Class 2M1, 1 Month LIBOR + 2.200%	4.481	(c)	10/25/28	10	9,743
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450%	3.731	(c)	01/25/29	58	58,403
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300%	5.581	(c)	10/25/27	570	637,557
Gosforth Funding PLC, Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450%	2.714	(c)	08/25/60	1,600	1,600,573
Government National Mortgage Assoc., Series 2016-164, Class IG, IO	4.000		12/20/46	5,357	1,043,953
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A1, 144A, 1 Month LIBOR + 0.140%	2.421	(c)	01/26/37	145	142,969
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140%	2.421	(c)	01/26/37	125	119,657
Home Re Ltd., Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600%	3.830	(c)	10/25/28	490	489,978
IndyMac INDX Mortgage Loan Trust, Series 2006-AR19, Class 5A2	3.942	(cc)	08/25/36	296	277,695
JPMorgan Mortgage Trust, Series 2018-7FRB, Class A2, 144A, 1 Month LIBOR + 0.750%	2.966	(c)	04/25/46	682	683,097
LSTAR Securities Investment Ltd.,
Series 2017-05, Class A, 144A, 1 Month LIBOR + 2.000%	4.256	(c)	05/01/22	254	253,654
Series 2017-08, Class A, 144A, 1 Month LIBOR + 1.650%	3.906	(c)	11/01/22	291	292,897
Series 2017-09, Class A, 144A, 1 Month LIBOR + 1.550%	3.806	(c)	12/01/22	109	108,406
LSTAR Securities Investment Trust,
Series 2017-06, Class A, 144A, 1 Month LIBOR + 1.750%	4.006	(c)	09/01/22	284	286,024

See Notes to Financial Statements.

54

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
LSTAR Securities Investment Trust, (cont’d.)
Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500%	3.756	%(c)	04/01/23		1,665	$1,666,283
MetLife Securitization Trust, Series 2018-01A, Class A, 144A	3.750	(cc)	03/25/57		783	777,149
New Residential Mortgage Loan Trust,
Series 2018-02A, Class A1, 144A	4.500	(cc)	02/25/58		1,538	1,562,907
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	3.031	(c)	01/25/48		1,462	1,461,675
Series 2018-RPL1, Class A1, 144A	3.500	(cc)	12/25/57		7,611	7,461,708
Oaktown Re Ltd., Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550%	3.831	(c)	07/25/28		400	400,483
Permanent Master Issuer PLC, Series 2018-01A, Class 1A1, 144A, 3 Month LIBOR + 0.380%	2.816	(c)	07/15/58		2,300	2,298,484
Radnor RE Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400%	3.681	(c)	03/25/28		630	630,998
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700%	4.981	(c)	03/25/28		330	334,506
Ripon Mortgages PLC, Series 1X, Class A2, 3 Month GBP LIBOR + 0.800%	1.605	(c)	08/20/56	GBP	1,381	1,762,424
STACR Trust, Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750%	2.884	(c)	09/25/48		940	941,243
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 3A1	4.199	(cc)	12/25/34		295	294,411

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $32,448,115)						32,225,785

SOVEREIGN BONDS 10.8%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	4.625		01/11/23		650	549,250
Sr. Unsec’d. Notes	6.875		04/22/21		1,550	1,482,575
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	351	358,915
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	235	239,874
Sr. Unsec’d. Notes	8.280		12/31/33		231	198,371
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes	5.333		02/15/28		450	435,938
Gov’t. Gtd. Notes, 144A	5.333		02/15/28		200	193,750

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	55

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	7.375%		03/18/19		188	$190,916
Sr. Unsec’d. Notes	11.750		02/25/20		1,000	1,105,500
Costa Rica Government International Bond (Costa Rica), Bonds	4.370		05/22/19		600	596,259
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes	6.375		03/24/21		200	209,905
Sr. Unsec’d. Notes	6.625		07/14/20		2,000	2,087,372
Sr. Unsec’d. Notes	6.750		11/05/19		1,000	1,030,450
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	7.500		05/06/21		1,100	1,138,500
Sr. Unsec’d. Notes, 144A	6.000		07/19/28		400	396,500
Sr. Unsec’d. Notes, 144A	7.500		05/06/21		150	155,250
Egypt Government International Bond (Egypt), Sr. Unsec’d. Notes, 144A, MTN	4.750		04/16/26	EUR	690	731,493
El Salvador Government International Bond (El Salvador), Sr. Unsec’d. Notes, 144A	7.375		12/01/19		2,150	2,146,775
Finnvera OYJ (Finland), Gov’t. Gtd. Notes, EMTN	2.375		06/04/25		600	561,186
Hellenic Republic Government Bond (Greece),
Bonds	3.000	(cc)	02/24/23	EUR	1,695	1,902,774
Bonds	3.000	(cc)	02/24/24	EUR	2,227	2,482,192
Bonds	3.000	(cc)	02/24/26	EUR	70	76,507
Bonds	3.000	(cc)	02/24/27	EUR	300	323,790
Bonds	3.000	(cc)	02/24/28	EUR	170	181,240
Bonds	3.000	(cc)	02/24/29	EUR	400	421,457
Bonds	3.000	(cc)	02/24/30	EUR	100	103,718
Bonds	3.000	(cc)	02/24/31	EUR	120	122,955
Bonds	3.000	(cc)	02/24/32	EUR	100	100,976
Bonds	3.000	(cc)	02/24/33	EUR	1,830	1,817,640
Bonds	3.000	(cc)	02/24/34	EUR	150	146,455
Bonds	3.000	(cc)	02/24/35	EUR	280	268,926
Bonds	3.500		01/30/23	EUR	2,915	3,326,420
Bonds	4.200		01/30/42	EUR	195	191,711
Hellenic Republic Government International Bond (Greece), Sr. Unsec’d. Notes	5.200		07/17/34	EUR	470	530,852
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes	5.375		02/21/23		120	126,069
Sr. Unsec’d. Notes	5.750		11/22/23		200	214,250

See Notes to Financial Statements.

56

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Hungary Government International Bond (Hungary), (cont’d.)
Sr. Unsec’d. Notes	6.250%	01/29/20		3,000	$3,097,500
Sr. Unsec’d. Notes	6.375	03/29/21		5,200	5,504,200
Iceland Government International Bond (Iceland), Sr. Unsec’d. Notes, EMTN	0.500	12/20/22	EUR	1,000	1,143,310
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	250	299,811
Sr. Unsec’d. Notes, 144A	3.375	07/30/25	EUR	400	479,697
Sr. Unsec’d. Notes, 144A, MTN	2.150	07/18/24	EUR	250	283,506
Sr. Unsec’d. Notes, 144A, MTN	5.875	01/15/24		1,000	1,051,904
Sr. Unsec’d. Notes, EMTN	2.875	07/08/21	EUR	800	952,508
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	100	122,075
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes, 144A	6.752	03/09/23		200	194,692
Unsec’d. Notes, 144A	5.800	01/15/28		300	274,796
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes	1.500	07/21/21		600	572,205
Gov’t. Gtd. Notes	1.750	11/13/18		400	399,876
Gov’t. Gtd. Notes	1.750	05/29/19		400	397,356
Gov’t. Gtd. Notes	1.875	04/20/21		1,000	967,007
Gov’t. Gtd. Notes	2.125	07/21/20		200	196,481
Gov’t. Gtd. Notes	2.500	06/01/22		1,000	970,658
Gov’t. Gtd. Notes	3.375	10/31/23		800	798,234
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A	3.375	09/27/23		600	596,841
Sr. Unsec’d. Notes, 144A, MTN	2.000	09/08/20		200	195,246
Sr. Unsec’d. Notes, 144A, MTN	2.125	04/13/21		600	581,553
Sr. Unsec’d. Notes, 144A, MTN	2.625	04/20/22		200	194,311
Sr. Unsec’d. Notes, 144A, MTN	3.250	04/24/23		400	395,930
Sr. Unsec’d. Notes, EMTN	2.125	04/13/21		200	193,851
Sr. Unsec’d. Notes, EMTN	2.625	04/20/22		400	388,622
Japan International Cooperation Agency (Japan), Gov’t. Gtd. Notes	1.875	11/13/19		1,200	1,184,041
Kommunalbanken AS (Norway), Sr. Unsec’d. Notes, EMTN	1.500	10/22/19		1,500	1,480,314
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes	6.125	03/09/21		600	635,114
Sr. Unsec’d. Notes	6.625	02/01/22		5,400	5,893,020
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, EMTN	5.125	10/15/24		13,575	14,101,439

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	57

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A	3.875%		02/15/30	EUR	940	$1,249,302
Province of Alberta (Canada),
Sr. Unsec’d. Notes	2.200		07/26/22		250	240,356
Sr. Unsec’d. Notes	3.300		03/15/28		1,800	1,753,223
Province of British Columbia (Canada), Sr. Unsec’d. Notes	6.500		01/15/26		800	941,924
Province of Manitoba (Canada),
Sr. Unsec’d. Notes	2.050		11/30/20		1,000	978,070
Sr. Unsec’d. Notes	2.125		05/04/22		325	311,860
Province of Nova Scotia (Canada),
Debentures	8.250		07/30/22		1,011	1,174,153
Debentures	8.750		04/01/22		1,000	1,164,750
Sr. Unsec’d. Notes	9.500		02/01/19		1,000	1,016,481
Province of Ontario (Canada),
Sr. Unsec’d. Notes	1.625		01/18/19		1,000	998,040
Sr. Unsec’d. Notes	2.250		05/18/22		935	901,657
Sr. Unsec’d. Notes	2.500		09/10/21		330	323,323
Sr. Unsec’d. Notes	3.400		10/17/23		1,115	1,117,056
Province of Quebec (Canada),
Debentures	7.125		02/09/24		663	775,406
Debentures	7.500		07/15/23		384	448,408
Sr. Unsec’d. Notes	2.750		04/12/27		170	160,399
Unsec’d. Notes, MTN	7.485		03/02/26		1,015	1,246,468
Province of Saskatchewan (Canada), Debentures	8.500		07/15/22		810	945,748
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A	6.500		02/15/23		200	171,000
Sr. Unsec’d. Notes, 144A	9.950		06/09/21		1,750	1,710,100
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	6.875		09/27/23		1,220	1,308,753
Sr. Unsec’d. Notes, EMTN, EURIBOR ICE SWAP 11:00 Fft 10Y Index + 0.000% (Cap 7.000%, Floor 2.000%)	2.000	(c)	06/15/20	EUR	500	572,008
Sr. Unsec’d. Notes, EMTN	3.444		12/31/24	EUR	1,516	1,775,491
Sr. Unsec’d. Notes, MTN	5.375		06/15/33		705	706,448
Republic of Poland Government International Bond (Poland),
Sr. Unsec’d. Notes	5.000		03/23/22		500	522,995
Sr. Unsec’d. Notes, EMTN	4.200		04/15/20	EUR	1,000	1,202,098
Republic of South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes	5.875		09/16/25		455	448,703

See Notes to Financial Statements.

58

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Republic of South Africa Government International Bond (South Africa), (cont’d.)
Sr. Unsec’d. Notes	6.875%		05/27/19		600	$608,706
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A, MTN	4.000		04/17/25		375	368,223
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes, 144A	4.750		03/13/28	EUR	240	253,377
Serbia International Bond (Serbia), Unsec’d. Notes	5.875		12/03/18		1,500	1,502,565
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes	5.250		02/18/24		200	214,538
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes	2.000		05/17/21		2,400	2,318,834
Sr. Unsec’d. Notes	2.125		05/20/19		2,200	2,191,180
Sr. Unsec’d. Notes	2.500		06/08/22		1,000	968,118
Sr. Unsec’d. Notes, 144A	2.500		06/08/22		200	193,624
Sr. Unsec’d. Notes, 144A	3.250		06/01/23		400	396,890
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625		03/30/21		230	224,237
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes	7.750		09/01/22		950	920,892
Uruguay Government International Bond (Uruguay), Sr. Unsec’d. Notes	4.975		04/20/55		170	157,675

TOTAL SOVEREIGN BONDS (cost $106,800,157)						104,175,888

U.S. GOVERNMENT AGENCY OBLIGATIONS 1.0%
Federal Home Loan Mortgage Corp., MTN	3.155	(s)	12/11/25		3,000	2,356,618
Federal Home Loan Mortgage Corp., MTN	3.325	(s)	06/03/24		580	482,174
Federal Home Loan Mortgage Corp.(k)	6.750		03/15/31		600	794,428
Federal National Mortgage Assoc.	1.875		09/24/26		1,500	1,351,969
Federal National Mortgage Assoc.	2.000		10/05/22		690	663,521
Federal National Mortgage Assoc.(k)	6.625		11/15/30		605	788,296
Federal National Mortgage Assoc.(k)	7.125		01/15/30		580	777,669
Freddie Mac Strips Coupon	0.000	(s)	09/15/23		615	523,974
Freddie Mac Strips Coupon	3.330	(s)	07/15/24		563	465,756
Israel Government USAID Bond, Gov’t. Gtd. Notes	2.790	(s)	03/15/22		1,000	900,474
New Valley Generation V, Pass-Through Certificates	4.929		01/15/21		282	288,430
Residual Funding Corp. Strip Principal, Bonds	1.901	(s)	10/15/20		155	146,418
Tennessee Valley Authority Generic Strip, Bonds	3.261	(s)	01/15/24		500	418,728

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $10,192,187)						9,958,455

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	59

Schedule of Investments (continued)

as of October 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
U.S. TREASURY OBLIGATIONS 10.0%
U.S. Treasury Bonds	2.875%		11/15/46	1,135	$1,026,510
U.S. Treasury Bonds	3.000		05/15/47	980	907,687
U.S. Treasury Bonds(h)	3.000		02/15/48	570	527,094
U.S. Treasury Bonds	3.125		05/15/48	4,015	3,807,663
U.S. Treasury Bonds	3.625		08/15/43	855	887,029
U.S. Treasury Notes	1.250		06/30/19	905	897,046
U.S. Treasury Notes	1.375		09/30/19	11,345	11,210,721
U.S. Treasury Notes	1.500		02/28/23	9,225	8,672,581
U.S. Treasury Notes	1.625		07/31/20	1,240	1,213,747
U.S. Treasury Notes(h)	1.750		05/15/23	7,630	7,233,002
U.S. Treasury Notes	1.875		01/31/22	4,310	4,167,231
U.S. Treasury Notes	1.875		02/28/22	4,430	4,279,449
U.S. Treasury Notes	1.875		04/30/22	2,355	2,270,551
U.S. Treasury Notes	2.000		11/30/20	480	471,413
U.S. Treasury Notes	2.125		08/15/21	9,040	8,845,428
U.S. Treasury Notes(k)	2.125		09/30/21	12,010	11,738,368
U.S. Treasury Notes	2.125		05/15/25	1,495	1,411,374
U.S. Treasury Notes	2.250		11/15/24	3,590	3,432,236
U.S. Treasury Notes	2.375		08/15/24	3,425	3,304,456
U.S. Treasury Notes	2.500		05/31/20	255	253,645
U.S. Treasury Notes	2.500		06/30/20	2,195	2,182,224
U.S. Treasury Notes	2.500		05/15/24	11,125	10,828,623
U.S. Treasury Notes	2.625		08/31/20	1,245	1,239,650
U.S. Treasury Notes	2.625		07/15/21	1,905	1,890,117
U.S. Treasury Notes	2.750		09/30/20	240	239,438
U.S. Treasury Notes	2.750		08/15/21	275	273,647
U.S. Treasury Notes	2.875		10/15/21	435	434,286
U.S. Treasury Notes	2.875		10/31/23	1,470	1,462,363
U.S. Treasury Notes	2.875		08/15/28	890	868,897
U.S. Treasury Strips Coupon(h)	2.763	(s)	08/15/29	100	70,320
U.S. Treasury Strips Coupon	2.857	(s)	05/15/31	100	66,138
U.S. Treasury Strips Coupon	3.019	(s)	11/15/35	200	112,700
U.S. Treasury Strips Coupon	3.177	(s)	08/15/40	200	94,717

TOTAL U.S. TREASURY OBLIGATIONS (cost $98,189,583)					96,320,351

				Shares
COMMON STOCK 0.0%

Oil, Gas & Consumable Fuels
Frontera Energy Corp. (Colombia)* (cost $23,457)				1,338	17,461

See Notes to Financial Statements.

60

Description				Shares	Value
PREFERRED STOCK 0.0%

Capital Markets
State Street Corp. 5.350% (cost $125,000)				5,000	$126,700

TOTAL LONG-TERM INVESTMENTS (cost $913,946,843)					898,856,776

SHORT-TERM INVESTMENTS 7.8%

AFFILIATED MUTUAL FUNDS 7.3%
PGIM Core Ultra Short Bond Fund(w)				64,549,037	64,549,037
PGIM Institutional Money Market Fund (cost $6,482,021; includes $6,466,530 of cash collateral for securities on loan)(b)(w)				6,482,267	6,482,267

TOTAL AFFILIATED MUTUAL FUNDS (cost $71,031,058)					71,031,304

	Interest Rate		Maturity Date	Principal Amount (000)#
COMMERCIAL PAPER 0.5%
Ford Motor Credit Co. LLC 144A (cost $4,458,912)	3.201	%(s)	04/09/19	4,520	4,456,178

OPTIONS PURCHASED*~ 0.0% (cost $162,285)					247,668

TOTAL SHORT-TERM INVESTMENTS (cost $75,652,255)					75,735,150

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 100.9% (cost $989,599,098)					974,591,926

OPTIONS WRITTEN*~ (0.0)% (premiums received $245,779)					(217,213)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 100.9% (cost $989,353,319)					974,374,713
Liabilities in excess of other assets(z) (0.9)%					(8,460,739)

NET ASSETS 100.0%					$965,913,974

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	61

Schedule of Investments (continued)

as of October 31, 2018

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

Aces—Alternative Credit Enhancements Securities

BABs—Build America Bonds

BROIS—Brazil Overnight Index Swap

CDO—Collateralized Debt Obligation

CDS—Credit Default Swap

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage-Backed Index

CMS—Constant Maturity Swap

EMTN—Euro Medium Term Note

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMAC—General Motors Acceptance Corporation

GMTN—Global Medium Term Note

GO—General Obligation

ICE—Intercontinental Exchange

IO—Interest Only (Principal amount represents notional)

JIBAR—Johannesburg Interbank Agreed Rate

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trusts

S—Semiannual payment frequency for swaps

SLM—Student Loan Mortgage

STACR—Structured Agency Credit Risk

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

See Notes to Financial Statements.

62

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $4,449,220 and 0.5% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,342,688; cash collateral of $6,466,530 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2018.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of October 31, 2018.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	9,885	$9,285
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	9,610	9,028
2-Year 10 CMS Curve CAP	Call	Bank of America	08/16/21	0.15%	—	24,030	22,155
2-Year 10 CMS Curve CAP	Call	Bank of America	08/20/21	0.15%	—	47,700	136,932
2-Year 10 CMS Curve CAP	Call	Bank of America	09/13/21	0.14%	—	48,400	52,089

Total OTC Traded (cost $143,217)							$229,489

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	63

Schedule of Investments (continued)

as of October 31, 2018

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	3,400	$3,183
CDX.NA.HY.31.V1, 12/20/23	Call	Deutsche Bank AG	03/20/19	$107.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	5,800	5,430
CDX.NA.HY.31.V1, 12/20/23	Call	Bank of America	03/20/19	$106.50	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	4,230	9,566

Total OTC Swaptions (cost $19,068)								$18,179

Total Options Purchased (cost $162,285)								$247,668

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Hellenic Republic, 3.75%, 01/30/28^ (premiums received $11,604)	Put	Deutsche Bank AG	09/10/20	87.00	—	EUR 2,000	$(12,354)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	11/21/18	$101.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	8,165	$(4,828)
CDX.NA.HY.31.V1, 12/20/23	Put	Credit Suisse International	11/21/18	$100.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	33,990	(15,952)
CDX.NA.HY.31.V1, 12/20/23	Put	Citibank NA	01/16/19	$94.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	8,165	(6,830)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	01/16/19	$97.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	4,210	(8,549)
CDX.NA.HY.31.V1, 12/20/23	Put	BNP Paribas	01/16/19	$101.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	4,210	(19,277)
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	01/16/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	1,680	(4,138)
CDX.NA.HY.31.V1, 12/20/23	Put	Goldman Sachs International	02/20/19	$102.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	1,120	(10,216)
CDX.NA.HY.31.V1, 12/20/23	Put	Goldman Sachs International	03/20/19	$99.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	2,800	(19,864)
CDX.NA.HY.31.V1, 12/20/23	Put	Barclays Bank PLC	03/20/19	$100.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)	2,800	(23,442)

See Notes to Financial Statements.

64

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.HY.31.V1, 12/20/23	Put	Deutsche Bank AG	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		5,800	$(34,910)
CDX.NA.HY.31.V1, 12/20/23	Put	Bank of America	03/20/19	$98.00	5.00%(Q)	CDX.NA.HY. 31.V1(Q)		3,400	(20,465)
iTraxx.XO.30.V1, 12/20/23	Put	Citibank NA	03/20/19	400.00	5.00%(Q)	iTraxx.XO. 30.V1(Q)	EUR	4,900	(36,388)

Total OTC Swaptions (premiums received $234,175)									$(204,859)

Total Options Written (premiums received $245,779)									$(217,213)

Futures contracts outstanding at October 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
94	90 Day Euro Dollar	Dec. 2020	$22,746,825	$(64,150)
582	2 Year U.S. Treasury Notes	Dec. 2018	122,601,937	(403,687)
1,969	5 Year U.S. Treasury Notes	Dec. 2018	221,281,759	(1,268,013)
894	10 Year U.S. Treasury Notes	Dec. 2018	105,883,125	(175,437)
65	30 Year U.S. Ultra Treasury Bonds	Dec. 2018	9,699,219	(355,813)

				(2,267,100)

Short Positions:
94	90 Day Euro Dollar	Dec. 2021	22,755,050	44,175
56	5 Year Euro-Bobl	Dec. 2018	8,336,985	5,708
130	20 Year U.S. Treasury Bonds	Dec. 2018	17,956,250	811,594
80	Euro Schatz	Dec. 2018	10,146,224	(906)

				860,571

				$(1,406,529)

Forward foreign currency exchange contracts outstanding at October 31, 2018:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/19	Morgan Stanley	AUD	441	$314,000	$312,811	$—	$(1,189)
Expiring 01/18/19	Toronto Dominion	AUD	543	388,000	385,167	—	(2,833)
Expiring 01/18/19	Toronto Dominion	AUD	448	320,000	317,582	—	(2,418)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	65

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/18/19	Toronto Dominion	AUD	283	$202,000	$200,866	$—	$(1,134)
Brazilian Real,
Expiring 12/04/18	JPMorgan Chase	BRL	1,195	321,000	320,159	—	(841)
Expiring 12/04/18	Morgan Stanley	BRL	2,914	717,604	780,378	62,774	—
Expiring 12/14/18	Citibank NA	BRL	687	164,000	183,922	19,922	—
Expiring 02/25/19	Citibank NA	BRL	857	253,700	228,000	—	(25,700)
British Pound,
Expiring 01/25/19	Toronto Dominion	GBP	309	398,000	397,262	—	(738)
Expiring 01/25/19	Toronto Dominion	GBP	189	242,000	242,132	132	—
Canadian Dollar,
Expiring 01/18/19	Citibank NA	CAD	862	661,900	655,952	—	(5,948)
Expiring 01/18/19	Citibank NA	CAD	558	428,939	424,541	—	(4,398)
Expiring 01/18/19	Goldman Sachs International	CAD	1,230	940,100	935,668	—	(4,432)
Expiring 01/18/19	Toronto Dominion	CAD	535	409,000	407,102	—	(1,898)
Expiring 01/18/19	Toronto Dominion	CAD	385	294,000	292,869	—	(1,131)
Expiring 01/18/19	Toronto Dominion	CAD	342	262,000	260,497	—	(1,503)
Expiring 01/18/19	Toronto Dominion	CAD	243	185,000	184,550	—	(450)
Chilean Peso,
Expiring 12/19/18	Citibank NA	CLP	213,203	310,000	306,559	—	(3,441)
Expiring 12/19/18	JPMorgan Chase	CLP	176,505	264,300	253,793	—	(10,507)
Expiring 12/19/18	Morgan Stanley	CLP	162,541	233,000	233,714	714	—
Expiring 12/19/18	Morgan Stanley	CLP	85,958	129,047	123,597	—	(5,450)
Expiring 12/19/18	UBS AG	CLP	160,462	240,000	230,724	—	(9,276)
Colombian Peso,
Expiring 12/14/18	Citibank NA	COP	893,207	282,750	276,901	—	(5,849)
Expiring 12/14/18	JPMorgan Chase	COP	808,209	252,615	250,551	—	(2,064)
Czech Koruna,
Expiring 01/25/19	UBS AG	CZK	6,543	293,000	288,035	—	(4,965)
Euro,
Expiring 02/25/19	Citibank NA	EUR	50	59,230	57,257	—	(1,973)
Indian Rupee,
Expiring 01/11/19	Citibank NA	INR	14,657	196,000	196,497	497	—
Expiring 01/11/19	Goldman Sachs International	INR	37,455	499,998	502,136	2,138	—
Expiring 01/11/19	Goldman Sachs International	INR	35,807	480,659	480,040	—	(619)
Expiring 01/11/19	JPMorgan Chase	INR	139,406	1,871,478	1,868,944	—	(2,534)
Expiring 01/11/19	JPMorgan Chase	INR	112,365	1,493,712	1,506,408	12,696	—
Expiring 01/11/19	JPMorgan Chase	INR	11,911	159,000	159,682	682	—
Indonesian Rupiah,
Expiring 12/14/18	Citibank NA	IDR	2,210,256	144,000	144,528	528	—

See Notes to Financial Statements.

66

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/19/18	Barclays Bank PLC	IDR	24,472,903	$1,605,275	$1,599,078	$—	$(6,197)
Expiring 12/19/18	Barclays Bank PLC	IDR	17,284,174	1,141,925	1,129,361	—	(12,564)
Expiring 12/19/18	Barclays Bank PLC	IDR	5,316,734	347,000	347,399	399	—
Expiring 12/19/18	Barclays Bank PLC	IDR	3,812,713	249,000	249,126	126	—
Expiring 12/19/18	Citibank NA	IDR	2,815,384	184,000	183,959	—	(41)
Expiring 12/19/18	JPMorgan Chase	IDR	14,239,910	937,817	930,447	—	(7,370)
Expiring 12/19/18	JPMorgan Chase	IDR	3,252,248	213,192	212,504	—	(688)
Expiring 12/19/18	Morgan Stanley	IDR	4,739,940	306,000	309,711	3,711	—
Expiring 12/19/18	UBS AG	IDR	2,645,516	173,000	172,860	—	(140)
Japanese Yen,
Expiring 01/25/19	Toronto Dominion	JPY	57,725	517,000	515,623	—	(1,377)
Expiring 01/25/19	Toronto Dominion	JPY	20,145	180,000	179,948	—	(52)
Mexican Peso,
Expiring 12/19/18	Toronto Dominion	MXN	3,359	174,000	163,977	—	(10,023)
Expiring 12/19/18	UBS AG	MXN	3,751	195,000	183,103	—	(11,897)
Expiring 01/29/19	UBS AG	MXN	3,103	157,000	150,470	—	(6,530)
Expiring 01/29/19	UBS AG	MXN	2,828	143,000	137,146	—	(5,854)
New Taiwanese Dollar,
Expiring 01/11/19	Citibank NA	TWD	13,205	430,000	429,361	—	(639)
Expiring 01/11/19	JPMorgan Chase	TWD	13,760	448,000	447,407	—	(593)
Expiring 01/11/19	JPMorgan Chase	TWD	13,297	430,000	432,353	2,353	—
Expiring 01/11/19	Morgan Stanley	TWD	16,443	532,000	534,617	2,617	—
New Zealand Dollar,
Expiring 01/18/19	Bank of America	NZD	204	132,580	132,979	399	—
Expiring 01/18/19	Toronto Dominion	NZD	441	290,000	288,244	—	(1,756)
Expiring 01/18/19	Toronto Dominion	NZD	321	212,000	209,806	—	(2,194)
Expiring 01/18/19	Toronto Dominion	NZD	271	179,000	177,100	—	(1,900)
Expiring 01/18/19	Toronto Dominion	NZD	222	146,000	144,969	—	(1,031)
Expiring 01/18/19	Toronto Dominion	NZD	215	140,000	140,365	365	—
Norwegian Krone,
Expiring 01/25/19	Bank of America	NOK	7,333	892,383	873,577	—	(18,806)
Peruvian Nuevo Sol,
Expiring 12/19/18	Barclays Bank PLC	PEN	521	156,000	154,151	—	(1,849)
Expiring 12/19/18	BNP Paribas	PEN	4,420	1,323,400	1,308,539	—	(14,861)
Expiring 12/19/18	BNP Paribas	PEN	4,025	1,216,852	1,191,444	—	(25,408)
Expiring 12/19/18	BNP Paribas	PEN	599	179,000	177,435	—	(1,565)
Expiring 12/19/18	Citibank NA	PEN	2,308	693,299	683,339	—	(9,960)
Expiring 12/19/18	JPMorgan Chase	PEN	1,181	355,951	349,741	—	(6,210)
Expiring 12/19/18	JPMorgan Chase	PEN	1,177	355,152	348,441	—	(6,711)
Expiring 12/19/18	JPMorgan Chase	PEN	654	195,000	193,561	—	(1,439)
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	29,431	539,000	548,409	9,409	—

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	67

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 12/14/18	Barclays Bank PLC	PHP	22,634	$415,000	$421,761	$6,761	$—
Expiring 12/14/18	Barclays Bank PLC	PHP	20,035	367,000	373,321	6,321	—
Expiring 12/14/18	Barclays Bank PLC	PHP	19,822	364,000	369,354	5,354	—
Expiring 12/14/18	Barclays Bank PLC	PHP	18,657	341,000	347,648	6,648	—
Expiring 12/14/18	Citibank NA	PHP	20,433	377,000	380,754	3,754	—
Expiring 12/14/18	Citibank NA	PHP	15,934	292,000	296,920	4,920	—
Expiring 12/14/18	JPMorgan Chase	PHP	26,015	479,000	484,756	5,756	—
Expiring 12/14/18	JPMorgan Chase	PHP	22,086	409,000	411,548	2,548	—
Expiring 12/14/18	JPMorgan Chase	PHP	16,113	294,000	300,247	6,247	—
Expiring 12/14/18	JPMorgan Chase	PHP	5,118	95,800	95,367	—	(433)
Expiring 12/14/18	Morgan Stanley	PHP	27,191	496,000	506,669	10,669	—
Expiring 12/14/18	Morgan Stanley	PHP	22,051	406,000	410,890	4,890	—
Expiring 12/14/18	Morgan Stanley	PHP	21,842	401,000	407,010	6,010	—
Polish Zloty,
Expiring 01/25/19	JPMorgan Chase	PLN	965	256,000	252,208	—	(3,792)
Russian Ruble,
Expiring 12/19/18	Barclays Bank PLC	RUB	26,789	399,000	404,151	5,151	—
Expiring 12/19/18	Barclays Bank PLC	RUB	11,994	183,000	180,942	—	(2,058)
Expiring 12/19/18	Barclays Bank PLC	RUB	11,873	180,000	179,121	—	(879)
Expiring 12/19/18	Citibank NA	RUB	8,920	135,000	134,567	—	(433)
Singapore Dollar,
Expiring 11/09/18	Bank of America	SGD	283	208,000	204,402	—	(3,598)
Expiring 11/09/18	Citibank NA	SGD	294	215,000	212,441	—	(2,559)
Expiring 11/09/18	Citibank NA	SGD	208	151,000	150,306	—	(694)
Expiring 11/09/18	Citibank NA	SGD	184	135,000	133,106	—	(1,894)
Expiring 11/09/18	Citibank NA	SGD	183	134,000	132,482	—	(1,518)
Expiring 11/09/18	JPMorgan Chase	SGD	365	265,000	263,766	—	(1,234)
Expiring 11/09/18	JPMorgan Chase	SGD	268	197,000	193,572	—	(3,428)
Expiring 11/09/18	JPMorgan Chase	SGD	265	195,000	191,609	—	(3,391)
Expiring 11/09/18	Morgan Stanley	SGD	240	175,000	172,971	—	(2,029)
Expiring 11/09/18	Morgan Stanley	SGD	173	127,000	125,009	—	(1,991)
Expiring 11/09/18	Toronto Dominion	SGD	405	297,000	292,769	—	(4,231)
Expiring 11/09/18	UBS AG	SGD	721	526,000	520,344	—	(5,656)
Expiring 11/09/18	UBS AG	SGD	312	229,000	225,544	—	(3,456)
Expiring 11/09/18	UBS AG	SGD	250	183,000	180,397	—	(2,603)
Expiring 11/09/18	UBS AG	SGD	205	149,000	147,766	—	(1,234)
Expiring 11/09/18	UBS AG	SGD	187	137,000	134,819	—	(2,181)
South African Rand,
Expiring 12/07/18	JPMorgan Chase	ZAR	2,156	148,000	145,469	—	(2,531)
Expiring 12/07/18	Morgan Stanley	ZAR	2,038	136,000	137,496	1,496	—
Expiring 12/07/18	UBS AG	ZAR	5,083	354,000	342,966	—	(11,034)
Expiring 12/07/18	UBS AG	ZAR	4,326	303,000	291,871	—	(11,129)

See Notes to Financial Statements.

68

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/07/18	UBS AG	ZAR	3,702	$252,000	$249,772	$—	$(2,228)
Expiring 12/07/18	UBS AG	ZAR	2,285	159,000	154,177	—	(4,823)
South Korean Won,
Expiring 01/16/19	JPMorgan Chase	KRW	605,181	536,365	532,548	—	(3,817)
Swiss Franc,
Expiring 01/25/19	Goldman Sachs International	CHF	239	242,000	239,503	—	(2,497)
Expiring 01/25/19	Toronto Dominion	CHF	167	169,000	166,974	—	(2,026)
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	21,091	653,328	636,366	—	(16,962)
Expiring 11/09/18	Citibank NA	THB	12,730	389,000	384,089	—	(4,911)
Expiring 11/09/18	Citibank NA	THB	12,031	369,000	363,011	—	(5,989)
Expiring 11/09/18	Citibank NA	THB	11,433	352,000	344,948	—	(7,052)
Expiring 11/09/18	Citibank NA	THB	11,146	345,000	336,314	—	(8,686)
Expiring 11/09/18	Citibank NA	THB	9,374	289,000	282,836	—	(6,164)
Expiring 11/09/18	Citibank NA	THB	9,191	281,000	277,312	—	(3,688)
Expiring 11/09/18	Citibank NA	THB	7,826	242,000	236,137	—	(5,863)
Expiring 11/09/18	Citibank NA	THB	6,801	209,000	205,204	—	(3,796)
Expiring 11/09/18	Citibank NA	THB	6,291	190,000	189,824	—	(176)
Expiring 11/09/18	Citibank NA	THB	6,251	191,000	188,620	—	(2,380)
Expiring 11/09/18	Citibank NA	THB	5,740	178,001	173,195	—	(4,806)
Expiring 11/09/18	Citibank NA	THB	5,696	173,000	171,849	—	(1,151)
Expiring 11/09/18	Citibank NA	THB	5,539	172,000	167,112	—	(4,888)
Expiring 11/09/18	Citibank NA	THB	5,490	166,000	165,635	—	(365)
Expiring 11/09/18	Citibank NA	THB	5,264	161,000	158,824	—	(2,176)
Expiring 11/09/18	Citibank NA	THB	5,117	155,000	154,402	—	(598)
Turkish Lira,
Expiring 12/07/18	Barclays Bank PLC	TRY	1,171	179,000	204,566	25,566	—
Expiring 12/07/18	Barclays Bank PLC	TRY	999	173,000	174,549	1,549	—
Expiring 12/07/18	JPMorgan Chase	TRY	2,092	334,658	365,661	31,003	—
Expiring 12/07/18	JPMorgan Chase	TRY	830	140,000	145,080	5,080	—
Expiring 12/07/18	Morgan Stanley	TRY	1,278	198,000	223,343	25,343	—
Expiring 12/07/18	Morgan Stanley	TRY	913	149,000	159,486	10,486	—
Expiring 12/07/18	Toronto Dominion	TRY	993	156,000	173,534	17,534	—
Expiring 12/07/18	UBS AG	TRY	1,599	258,000	279,447	21,447	—
Expiring 12/07/18	UBS AG	TRY	1,089	187,000	190,341	3,341	—

				$46,581,010	$46,490,372	$337,336	$(427,974)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	69

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/18/19	Bank of America	AUD	486	$343,845	$344,154	$—	$(309)
Expiring 01/18/19	Morgan Stanley	AUD	981	699,614	695,555	4,059	—
Expiring 01/18/19	Morgan Stanley	AUD	305	216,000	216,124	—	(124)
Expiring 01/18/19	Toronto Dominion	AUD	351	248,000	248,851	—	(851)
Expiring 01/18/19	Toronto Dominion	AUD	199	141,000	141,174	—	(174)
Brazilian Real,
Expiring 12/04/18	Barclays Bank PLC	BRL	591	159,000	158,358	642	—
Expiring 12/04/18	Citibank NA	BRL	1,139	301,999	304,925	—	(2,926)
Expiring 12/04/18	Goldman Sachs International	BRL	880	236,486	235,613	873	—
Expiring 12/04/18	JPMorgan Chase	BRL	3,485	929,900	933,442	—	(3,542)
Expiring 12/04/18	JPMorgan Chase	BRL	1,419	379,905	380,029	—	(124)
Expiring 02/25/19	Citibank NA	BRL	233	59,294	61,989	—	(2,695)
British Pound,
Expiring 01/25/19	Goldman Sachs International	GBP	3,285	4,268,045	4,219,215	48,830	—
Canadian Dollar,
Expiring 01/18/19	Goldman Sachs International	CAD	892	687,543	679,070	8,473	—
Expiring 01/18/19	Toronto Dominion	CAD	279	215,000	211,940	3,060	—
Chilean Peso,
Expiring 12/19/18	Barclays Bank PLC	CLP	124,093	182,000	178,431	3,569	—
Expiring 12/19/18	Barclays Bank PLC	CLP	108,264	160,000	155,670	4,330	—
Expiring 12/19/18	BNP Paribas	CLP	1,662,498	2,470,941	2,390,468	80,473	—
Chinese Renminbi,
Expiring 01/28/19	JPMorgan Chase	CNH	4,800	688,000	685,016	2,984	—
Expiring 01/28/19	Morgan Stanley	CNH	27,696	3,970,820	3,952,149	18,671	—
Expiring 01/28/19	Morgan Stanley	CNH	2,120	304,000	302,534	1,466	—
Colombian Peso,
Expiring 12/14/18	Citibank NA	COP	2,860,811	916,559	886,874	29,685	—
Expiring 12/14/18	Citibank NA	COP	665,378	219,000	206,272	12,728	—
Expiring 12/14/18	Morgan Stanley	COP	727,820	241,000	225,630	15,370	—
Expiring 12/14/18	Morgan Stanley	COP	636,359	207,000	197,276	9,724	—
Expiring 12/14/18	Morgan Stanley	COP	536,388	179,000	166,284	12,716	—
Czech Koruna,
Expiring 01/25/19	Citibank NA	CZK	33,012	1,467,283	1,453,319	13,964	—
Expiring 01/25/19	UBS AG	CZK	33,012	1,477,263	1,453,319	23,944	—
Euro,
Expiring 12/19/18	UBS AG	EUR	51,144	58,492,812	58,193,038	299,774	—
Expiring 01/25/19	Toronto Dominion	EUR	203	233,000	232,331	669	—
Expiring 01/25/19	Toronto Dominion	EUR	144	164,000	164,041	—	(41)
Expiring 01/25/19	Toronto Dominion	EUR	132	152,000	150,264	1,736	—

See Notes to Financial Statements.

70

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/25/19	Toronto Dominion	EUR	132	$152,000	$151,208	$792	$—
Expiring 01/25/19	Toronto Dominion	EUR	126	144,000	143,491	509	—
Expiring 01/25/19	UBS AG	EUR	83	95,000	94,800	200	—
Expiring 02/25/19	Citibank NA	EUR	200	253,730	229,029	24,701	—
Hungarian Forint,
Expiring 01/25/19	JPMorgan Chase	HUF	278,612	1,004,549	979,382	25,167	—
Expiring 01/25/19	Toronto Dominion	HUF	378,996	1,358,950	1,332,256	26,694	—
Expiring 01/25/19	Toronto Dominion	HUF	186,670	670,462	656,186	14,276	—
Expiring 01/25/19	UBS AG	HUF	78,678	278,000	276,569	1,431	—
Indian Rupee,
Expiring 01/11/19	Barclays Bank PLC	INR	13,850	186,000	185,673	327	—
Expiring 01/11/19	JPMorgan Chase	INR	31,533	425,000	422,749	2,251	—
Expiring 01/11/19	JPMorgan Chase	INR	25,031	335,000	335,575	—	(575)
Expiring 01/11/19	JPMorgan Chase	INR	16,818	227,000	225,475	1,525	—
Expiring 01/11/19	JPMorgan Chase	INR	7,158	95,800	95,964	—	(164)
Expiring 01/11/19	Morgan Stanley	INR	24,728	334,000	331,519	2,481	—
Indonesian Rupiah,
Expiring 12/19/18	Barclays Bank PLC	IDR	8,486,615	553,000	554,522	—	(1,522)
Expiring 12/19/18	Barclays Bank PLC	IDR	8,065,803	534,000	527,026	6,974	—
Expiring 12/19/18	Barclays Bank PLC	IDR	7,708,722	508,000	503,694	4,306	—
Expiring 12/19/18	Barclays Bank PLC	IDR	5,232,804	339,000	341,915	—	(2,915)
Expiring 12/19/18	Barclays Bank PLC	IDR	4,421,174	288,000	288,883	—	(883)
Expiring 12/19/18	Barclays Bank PLC	IDR	2,423,404	158,000	158,347	—	(347)
Expiring 12/19/18	Citibank NA	IDR	2,177,570	142,000	142,284	—	(284)
Expiring 12/19/18	JPMorgan Chase	IDR	9,661,075	638,000	631,262	6,738	—
Expiring 12/19/18	JPMorgan Chase	IDR	9,159,021	608,000	598,457	9,543	—
Expiring 12/19/18	JPMorgan Chase	IDR	8,748,864	576,000	571,657	4,343	—
Expiring 12/19/18	JPMorgan Chase	IDR	8,714,893	577,000	569,438	7,562	—
Expiring 12/19/18	JPMorgan Chase	IDR	6,046,884	402,000	395,108	6,892	—
Expiring 12/19/18	JPMorgan Chase	IDR	4,624,011	305,316	302,136	3,180	—
Expiring 12/19/18	JPMorgan Chase	IDR	3,918,075	255,000	256,010	—	(1,010)
Expiring 12/19/18	JPMorgan Chase	IDR	3,604,669	234,684	235,532	—	(848)
Expiring 12/19/18	JPMorgan Chase	IDR	3,268,489	212,000	213,566	—	(1,566)
Expiring 12/19/18	Morgan Stanley	IDR	4,989,710	329,028	326,031	2,997	—
Israeli Shekel,
Expiring 01/28/19	Citibank NA	ILS	3,185	869,618	862,555	7,063	—
Mexican Peso,
Expiring 12/19/18	Citibank NA	MXN	3,333	172,918	162,707	10,211	—
Expiring 12/19/18	Citibank NA	MXN	2,669	134,000	130,308	3,692	—
Expiring 12/19/18	JPMorgan Chase	MXN	3,015	157,001	147,172	9,829	—
Expiring 12/19/18	JPMorgan Chase	MXN	2,582	135,000	126,042	8,958	—
Expiring 12/19/18	UBS AG	MXN	23,252	1,227,507	1,135,171	92,336	—

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	71

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 01/29/19	UBS AG	MXN	2,798	$143,000	$135,680	$7,320	$—
New Taiwanese Dollar,
Expiring 01/11/19	JPMorgan Chase	TWD	9,024	293,000	293,403	—	(403)
Expiring 01/11/19	JPMorgan Chase	TWD	4,371	142,000	142,112	—	(112)
Expiring 01/11/19	Morgan Stanley	TWD	7,821	254,000	254,283	—	(283)
Expiring 01/11/19	UBS AG	TWD	26,837	881,941	872,601	9,340	—
New Zealand Dollar,
Expiring 01/18/19	Toronto Dominion	NZD	413	270,000	269,521	479	—
Expiring 01/18/19	Toronto Dominion	NZD	311	203,000	203,342	—	(342)
Norwegian Krone,
Expiring 01/25/19	Toronto Dominion	NOK	1,239	150,000	147,652	2,348	—
Peruvian Nuevo Sol,
Expiring 12/19/18	Barclays Bank PLC	PEN	476	141,000	140,869	131	—
Expiring 12/19/18	JPMorgan Chase	PEN	978	294,000	289,624	4,376	—
Expiring 12/19/18	JPMorgan Chase	PEN	730	219,000	216,171	2,829	—
Expiring 12/19/18	JPMorgan Chase	PEN	512	154,000	151,487	2,513	—
Expiring 12/19/18	JPMorgan Chase	PEN	455	137,000	134,655	2,345	—
Expiring 12/19/18	Morgan Stanley	PEN	644	194,000	190,524	3,476	—
Philippine Peso,
Expiring 12/14/18	Barclays Bank PLC	PHP	27,338	504,400	509,422	—	(5,022)
Expiring 12/14/18	Citibank NA	PHP	19,745	362,000	367,932	—	(5,932)
Expiring 12/14/18	Citibank NA	PHP	11,261	208,000	209,838	—	(1,838)
Expiring 12/14/18	JPMorgan Chase	PHP	21,570	399,000	401,929	—	(2,929)
Expiring 12/14/18	JPMorgan Chase	PHP	20,753	384,000	386,714	—	(2,714)
Expiring 12/14/18	JPMorgan Chase	PHP	19,201	351,000	357,785	—	(6,785)
Expiring 12/14/18	JPMorgan Chase	PHP	18,162	338,000	338,437	—	(437)
Expiring 12/14/18	JPMorgan Chase	PHP	8,039	149,000	149,789	—	(789)
Expiring 12/14/18	Morgan Stanley	PHP	13,572	248,645	252,904	—	(4,259)
Polish Zloty,
Expiring 01/25/19	Goldman Sachs International	PLN	9,716	2,603,174	2,538,822	64,352	—
Russian Ruble,
Expiring 12/19/18	JPMorgan Chase	RUB	48,540	722,591	732,289	—	(9,698)
Expiring 12/19/18	JPMorgan Chase	RUB	19,254	285,269	290,469	—	(5,200)
Singapore Dollar,
Expiring 11/09/18	Bank of America	SGD	488	354,000	352,153	1,847	—
Expiring 11/09/18	Citibank NA	SGD	954	698,094	688,888	9,206	—
Expiring 11/09/18	Citibank NA	SGD	489	358,222	353,019	5,203	—
Expiring 11/09/18	Goldman Sachs International	SGD	390	284,000	281,815	2,185	—
Expiring 11/09/18	Goldman Sachs International	SGD	322	234,000	232,814	1,186	—

See Notes to Financial Statements.

72

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 11/09/18	JPMorgan Chase	SGD	364	$266,000	$263,191	$2,809	$—
Expiring 11/09/18	JPMorgan Chase	SGD	361	261,000	260,954	46	—
Expiring 11/09/18	JPMorgan Chase	SGD	344	249,000	248,485	515	—
Expiring 11/09/18	JPMorgan Chase	SGD	239	173,000	172,575	425	—
Expiring 11/09/18	UBS AG	SGD	666	482,000	481,074	926	—
Expiring 11/09/18	UBS AG	SGD	356	257,000	257,091	—	(91)
South African Rand,
Expiring 11/09/18	Citibank NA	ZAR	5,839	405,923	395,332	10,591	—
Expiring 12/07/18	Barclays Bank PLC	ZAR	13,093	856,187	883,372	—	(27,185)
Expiring 12/07/18	Barclays Bank PLC	ZAR	13,093	856,187	883,372	—	(27,185)
Expiring 12/07/18	Citibank NA	ZAR	4,746	332,511	320,237	12,274	—
Expiring 12/07/18	Citibank NA	ZAR	3,609	250,717	243,465	7,252	—
Expiring 12/07/18	Citibank NA	ZAR	2,356	162,310	158,953	3,357	—
Expiring 12/07/18	Citibank NA	ZAR	1,587	109,129	107,078	2,051	—
Expiring 12/07/18	Goldman Sachs International	ZAR	3,900	252,058	263,102	—	(11,044)
Expiring 12/07/18	JPMorgan Chase	ZAR	3,830	254,885	258,435	—	(3,550)
Expiring 12/07/18	JPMorgan Chase	ZAR	3,223	207,000	217,460	—	(10,460)
South Korean Won,
Expiring 01/16/19	Barclays Bank PLC	KRW	742,913	653,967	653,750	217	—
Expiring 01/16/19	Barclays Bank PLC	KRW	375,620	334,658	330,539	4,119	—
Expiring 01/16/19	Goldman Sachs International	KRW	386,152	342,000	339,807	2,193	—
Expiring 01/16/19	JPMorgan Chase	KRW	355,711	312,000	313,020	—	(1,020)
Expiring 01/16/19	JPMorgan Chase	KRW	214,959	189,000	189,160	—	(160)
Expiring 01/16/19	JPMorgan Chase	KRW	172,726	154,000	151,996	2,004	—
Expiring 01/16/19	JPMorgan Chase	KRW	148,870	132,000	131,003	997	—
Expiring 01/16/19	Morgan Stanley	KRW	585,299	516,000	515,053	947	—
Expiring 01/16/19	Morgan Stanley	KRW	197,826	174,000	174,083	—	(83)
Swedish Krona,
Expiring 01/25/19	Toronto Dominion	SEK	8,100	908,070	892,876	15,194	—
Expiring 01/25/19	Toronto Dominion	SEK	1,532	169,000	168,872	128	—
Swiss Franc,
Expiring 01/25/19	BNP Paribas	CHF	2,193	2,218,526	2,197,479	21,047	—
Expiring 01/25/19	Toronto Dominion	CHF	2,193	2,220,660	2,197,479	23,181	—
Expiring 01/25/19	Toronto Dominion	CHF	304	306,000	304,165	1,835	—
Expiring 01/25/19	Toronto Dominion	CHF	183	184,000	183,895	105	—
Thai Baht,
Expiring 11/09/18	Citibank NA	THB	10,448	315,000	315,229	—	(229)
Expiring 11/09/18	Citibank NA	THB	8,941	275,000	269,781	5,219	—
Expiring 11/09/18	Citibank NA	THB	5,467	165,000	164,960	40	—
Expiring 11/09/18	Citibank NA	THB	4,158	125,000	125,445	—	(445)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	73

Schedule of Investments (continued)

as of October 31, 2018

Forward foreign currency exchange contracts outstanding at October 31, 2018 (continued):

Sale Contracts	Counterparty	Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 11/09/18	UBS AG	THB 8,668	$260,416	$261,524	$—	$(1,108)
Turkish Lira,
Expiring 12/07/18	JPMorgan Chase	TRY 2,201	378,200	384,593	—	(6,393)

			$122,991,612	$122,028,882	1,119,326	(156,596)

					$1,456,662	$(584,570)

Cross currency exchange contracts outstanding at October 31, 2018:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contract:
01/25/19	Buy	CHF	140	EUR	123	$—	$(59)	Toronto Dominion

Credit default swap agreements outstanding at October 31, 2018:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^:
Bear Stearns Asset-Backed Securities Trust	11/30/18	1.250%(M)	290	*	$(292)	$—	$(292)	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/30/18	1.250%(M)	168	*	(169)	—	(169)	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/30/18	1.250%(M)	91	*	(92)	—	(92)	Goldman Sachs International
Chase Mortgage	11/30/18	1.250%(M)	352	*	(354)	—	(354)	Goldman Sachs International
Citigroup Mortgage Loan Trust	11/30/18	1.250%(M)	89	*	(89)	—	(89)	Goldman Sachs International
Countrywide Alternative Loan Trust	11/30/18	1.250%(M)	202	*	(203)	—	(203)	Goldman Sachs International

See Notes to Financial Statements.

74

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Countrywide Prime Mortgage	11/30/18	1.250%(M)	73	*	$(73)	$—	$(73)	Goldman Sachs International
Deutsche Bank Alta Mortgages	11/30/18	1.250%(M)	286	*	(287)	—	(287)	Goldman Sachs International
Deutsche Bank Alta Mortgages	11/30/18	1.250%(M)	151	*	(152)	—	(152)	Goldman Sachs International
Equity One Home Equity	11/30/18	1.250%(M)	240	*	(242)	—	(242)	Goldman Sachs International
First Franklin Home Equity	11/30/18	1.250%(M)	98	*	(99)	—	(99)	Goldman Sachs International
First Franklin Home Equity	11/30/18	1.250%(M)	35	*	(36)	—	(36)	Goldman Sachs International
GMAC Home Equity	11/30/18	1.250%(M)	37	*	(37)	—	(37)	Goldman Sachs International
Lehman Home Equity	11/30/18	1.250%(M)	263	*	(264)	—	(264)	Goldman Sachs International
Lehman Home Equity	11/30/18	1.250%(M)	41	*	(41)	—	(41)	Goldman Sachs International
Morgan Stanley Home Equity	11/30/18	1.250%(M)	108	*	(108)	—	(108)	Goldman Sachs International
New Century Home Equity	11/30/18	1.250%(M)	259	*	(261)	—	(261)	Goldman Sachs International
New Century Home Equity	11/30/18	1.250%(M)	118	*	(119)	—	(119)	Goldman Sachs International
New Century Home Equity	11/30/18	1.250%(M)	48	*	(48)	—	(48)	Goldman Sachs International

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	75

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
RAAC Series	11/30/18	1.250%(M)	28	*	$(28)	$—	$(28)	Goldman Sachs International
Residential Asset Securities Corp.	11/30/18	1.250%(M)	34	*	(34)	—	(34)	Goldman Sachs International
Structured Agency Credit Risk	11/30/18	1.250%(M)	111	*	(111)	—	(111)	Goldman Sachs International

					$(3,139)	$—	$(3,139)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on corporate and/or sovereign issues—Sell Protection(2):
General Motors Co.	06/20/19	5.000%(Q)	185	0.159%	$20,697	$6,812	$(13,885)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Kingdom of Spain	06/20/23	1.000%(Q)	1,500	$(32,188)	$(37,117)	$4,929	Bank of America
Republic of Italy	06/20/19	1.000%(Q)	1,640	(5,493)	(1,076)	(4,417)	Deutsche Bank AG
Republic of Italy	06/20/23	1.000%(Q)	1,000	22,155	15,368	6,787	Bank of America
Republic of Italy	06/20/23	1.000%(Q)	730	16,173	16,371	(198)	Bank of America
Republic of Italy	06/20/28	1.000%(Q)	800	103,732	81,166	22,566	Goldman Sachs International
United Mexican States	06/20/23	1.000%(Q)	450	5,672	2,824	2,848	Citibank NA
United Mexican States	06/20/23	1.000%(Q)	440	5,546	6,986	(1,440)	Citibank NA
United Mexican States	06/20/23	1.000%(Q)	150	1,891	2,648	(757)	Citibank NA
United Mexican States	06/20/23	1.000%(Q)	150	1,891	2,448	(557)	Citibank NA
United Mexican States	06/20/23	1.000%(Q)	150	1,891	886	1,005	Citibank NA
United Mexican States	06/20/23	1.000%(Q)	75	946	470	476	Citibank NA

				$122,216	$90,974	$31,242

See Notes to Financial Statements.

76

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Hellenic Republic	06/20/22	1.000%(Q)	270	3.398%	$(20,672)	$(46,605)	$25,933	Citibank NA
Hellenic Republic	06/20/22	1.000%(Q)	60	3.398%	(4,594)	(10,657)	6,063	Goldman Sachs International
Hellenic Republic	06/20/23	1.000%(Q)	455	3.710%	(48,331)	(44,532)	(3,799)	Citibank NA
Hellenic Republic	06/20/24	1.000%(Q)	350	3.942%	(47,095)	(75,726)	28,631	Barclays Bank PLC
Hellenic Republic	12/20/24	1.000%(Q)	420	4.021%	(61,870)	(96,658)	34,788	Citibank NA
Kingdom of Spain	06/20/19	1.000%(Q)	1,000	0.288%	5,688	8,112	(2,424)	Goldman Sachs International
Kingdom of Spain	06/20/19	1.000%(Q)	4,900	0.288%	27,871	27,947	(76)	Morgan Stanley
Kingdom of Spain	06/20/23	1.000%(Q)	1,500	0.773%	16,268	22,723	(6,455)	Bank of America
Kingdom of Spain	06/20/23	1.000%(Q)	690	0.773%	7,483	7,426	57	Citibank NA
Kingdom of Spain	06/20/23	1.000%(Q)	1,380	0.773%	14,966	15,821	(855)	Goldman Sachs International
Petroleos Mexicanos	06/20/23	1.000%(Q)	65	2.465%	(3,854)	(3,595)	(259)	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	125	2.465%	(7,411)	(8,515)	1,104	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	125	2.465%	(7,411)	(8,361)	950	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	125	2.465%	(7,411)	(6,950)	(461)	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	365	2.465%	(21,640)	(24,262)	2,622	Citibank NA
Petroleos Mexicanos	06/20/23	1.000%(Q)	375	2.465%	(22,232)	(20,752)	(1,480)	Citibank NA
Republic of Italy	06/20/20	1.000%(Q)	680	1.937%	(9,273)	(9,834)	561	Bank of America
Republic of Italy	06/20/21	1.000%(Q)	1,270	2.254%	(37,635)	(26,369)	(11,266)	Goldman Sachs International
Republic of Italy	12/20/21	1.000%(Q)	1,640	2.343%	(61,291)	(60,934)	(357)	Bank of America
Republic of Italy	06/20/23	1.000%(Q)	730	2.605%	(46,092)	(43,970)	(2,122)	Bank of America
Republic of Italy	06/20/23	1.000%(Q)	1,000	2.605%	(63,139)	(52,718)	(10,421)	Bank of America
Republic of Italy	06/20/23	1.000%(Q)	1,270	2.605%	(80,187)	(60,226)	(19,961)	Goldman Sachs International

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	77

Schedule of Investments (continued)

as of October 31, 2018

Credit default swap agreements outstanding at October 31, 2018 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Republic of Portugal	06/20/23	1.000%(Q)	2,000	0.927%	$8,508	$(222)	$8,730	Barclays Bank PLC
Republic of Portugal	12/20/23	1.000%(Q)	60	0.993%	89	(3)	92	Morgan Stanley
Republic of Serbia	06/20/21	1.000%(Q)	2,000	0.608%	22,269	29,612	(7,343)	BNP Paribas
Republic of Turkey	12/20/18	1.000%(Q)	1,300	2.996%	(2,057)	(20,942)	18,885	Citibank NA

					$(449,053)	$(510,190)	$61,137

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices—Buy Protection(1):
CDX.NA.IG.30.V1	06/20/28	1.000%(Q)	5,474	$16,055	$41,451	$25,396
CDX.NA.IG.31.V1	12/20/28	1.000%(Q)	16,005	94,675	165,466	70,791

				$110,730	$206,917	$96,187

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Buy Protection(1):
CMBX.NA.10.AAA	11/17/59	0.500%(M)	2,000	$5,535	$22,950	$(17,415)	Deutsche Bank AG

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2018(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	1,000	0.773%	$8,435	$(662)	$9,097	Goldman Sachs International
CMBX.NA.6.AA	05/11/63	1.500%(M)	1,000	0.773%	8,425	(9,794)	18,219	Morgan Stanley
CMBX.NA.6.AA	05/11/63	1.500%(M)	500	0.773%	4,212	(30,606)	34,818	Credit Suisse International

					$21,072	$(41,062)	$62,134

See Notes to Financial Statements.

78

Credit default swap agreements outstanding at October 31, 2018 (continued):

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	79

Schedule of Investments (continued)

as of October 31, 2018

Currency swap agreements outstanding at October 31, 2018:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreements:
1,069	3 Month LIBOR(Q)	EUR	1,000	(0.484%)(A)	JPMorgan Chase	01/31/21	$(60,326)	$—	$(60,326)
1,079	3 Month LIBOR(Q)	EUR	1,000	(0.216%)(A)	JPMorgan Chase	03/21/23	(40,761)	—	(40,761)

							$(101,087)	$—	$(101,087)

Inflation swap agreements outstanding at October 31, 2018:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Inflation Swap Agreement:
1,140	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	$26	$(15,289)	$(15,315)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2018:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
BRL	9,949	01/02/25	9.400%(T)	1 Day BROIS(2)(T)	$—	$5,572	$5,572
BRL	7,470	01/02/25	9.685%(T)	1 Day BROIS(2)(T)	—	37,255	37,255
BRL	1,734	01/02/25	9.920%(T)	1 Day BROIS(2)(T)	—	28,845	28,845
BRL	1,930	01/02/25	10.040%(T)	1 Day BROIS(2)(T)	—	37,606	37,606
BRL	2,250	01/02/25	12.050%(T)	1 Day BROIS(2)(T)	—	97,238	97,238
BRL	1,909	01/04/27	12.095%(T)	1 Day BROIS(2)(T)	—	98,934	98,934
EUR	240	05/11/19	(0.144)%(A)	6 Month EURIBOR(1)(S)	(432)	(166)	266
EUR	15,705	05/11/20	(0.054)%(A)	6 Month EURIBOR(1)(S)	(31,161)	(35,932)	(4,771)
EUR	5,410	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	1,281	(11,978)	(13,259)
EUR	13,165	05/11/23	0.650%(A)	6 Month EURIBOR(1)(S)	(231,508)	(297,724)	(66,216)
EUR	210	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	1,012	(66)	(1,078)
EUR	190	05/11/25	0.650%(A)	6 Month EURIBOR(1)(S)	193	(1,905)	(2,098)
EUR	4,515	05/11/28	0.750%(A)	6 Month EURIBOR(1)(S)	146,841	56,868	(89,973)

See Notes to Financial Statements.

80

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	770	02/15/30	1.124%(A)	6 Month EURIBOR(1)(S)	$(185)	$(12,479)	$(12,294)
EUR	320	05/11/30	0.850%(A)	6 Month EURIBOR(1)(S)	11,952	8,020	(3,932)
EUR	1,570	05/11/33	1.000%(A)	6 Month EURIBOR(1)(S)	61,954	58,871	(3,083)
EUR	50	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	2,263	1,279	(984)
EUR	1,900	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	15,238	15,238
EUR	1,900	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	(13,699)	(13,699)
EUR	235	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	8,333	4,118	(4,215)
EUR	485	01/26/48	1.853%(A)	3 Month EURIBOR(2)(Q)	—	4,106	4,106
EUR	485	01/26/48	1.863%(A)	6 Month EURIBOR(1)(S)	—	(3,576)	(3,576)
EUR	2,010	03/19/48	1.650%(A)	3 Month EURIBOR(2)(Q)	—	(522)	(522)
EUR	2,010	03/19/48	1.658%(A)	6 Month EURIBOR(1)(S)	—	1,568	1,568
	7,540	11/17/18	1.080%(T)	1 Day USOIS(1)(T)	—	50,655	50,655
	11,330	11/18/18	0.911%(A)	1 Day USOIS(1)(A)	(650)	95,053	95,703
	44,420	02/15/19	1.820%(T)	1 Day USOIS(1)(T)	—	70,970	70,970
	8,590	06/30/19	1.486%(A)	1 Day USOIS(1)(A)	(3,246)	70,184	73,430
	8,820	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(6,162)	70,544	76,706
	5,120	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	59,940	59,940
	25,520	09/30/19	1.707%(A)	1 Day USOIS(1)(A)	7,213	206,406	199,193
	50,695	12/31/19	1.840%(A)	1 Day USOIS(1)(A)	46,098	465,713	419,615
	31,590	12/31/19	1.950%(A)	1 Day USOIS(1)(A)	9,413	230,081	220,668
	27,295	12/31/19	2.040%(A)	1 Day USOIS(1)(A)	304	156,154	155,850
	43,415	12/31/19	2.107%(A)	1 Day USOIS(1)(A)	(1,501)	198,378	199,879
	13,460	03/08/20	2.157%(A)	1 Day USOIS(1)(A)	—	63,115	63,115
	52,310	03/31/20	2.295%(A)	1 Day USOIS(1)(A)	13,197	216,258	203,061
	16,400	04/24/20	2.311%(A)	1 Day USOIS(1)(A)	—	53,690	53,690
	1,795	09/27/21	2.330%(A)	1 Day USOIS(1)(A)	(499)	21,670	22,169
	8,115	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	104,420	104,420
	11,430	08/31/22	2.550%(A)	1 Day USOIS(1)(A)	2,236	85,780	83,544
	10,635	08/31/22	2.552%(A)	1 Day USOIS(1)(A)	—	78,987	78,987
	305	09/27/22	2.360%(A)	1 Day USOIS(1)(A)	4	4,666	4,662
	29,580	11/30/22	2.614%(A)	1 Day USOIS(1)(A)	—	178,792	178,792
	2,065	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	5,067	104,588	99,521

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	81

Schedule of Investments (continued)

as of October 31, 2018

Interest rate swap agreements outstanding at October 31, 2018 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2018	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	4,274	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	$(4,718)	$208,650	$213,368
	5,330	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(29,054)	255,848	284,902
	4,575	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(2,991)	215,696	218,687
	1,095	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	56,049	56,049
	340	05/15/24	1.956%(S)	3 Month LIBOR(1)(Q)	1,542	19,173	17,631
	3,730	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	195,083	195,083
	33,385	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	107,281	1,742,988	1,635,707
	8,860	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	26,823	459,839	433,016
	23,220	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	80,062	911,560	831,498
	8,750	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	11,864	162,669	150,805
	10,925	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	70,232	70,232
	44,858	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(31,022)	390,007	421,029
	6,550	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	7,363	7,363
	29,470	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	23,251	121,618	98,367
	38,138	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	1,189	147,359	146,170
	3,429	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	38,892	256,838	217,946
	3,145	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	3,971	216,461	212,490
	1,190	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	75,002	75,002
	2,100	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	—	115,695	115,695
	1,000	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	61,013	61,013
	915	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	56,840	56,840
	1,625	03/16/38	2.987%(S)	3 Month LIBOR(2)(Q)	—	(74,661)	(74,661)
	305	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	—	80,730	80,730
	290	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	30,888	30,888
	205	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	—	60,392	60,392
	1,220	03/16/48	2.970%(S)	3 Month LIBOR(1)(Q)	—	76,390	76,390
	205	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	30,147	30,147
	190	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	23,623	23,623
ZAR	80,200	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	(5,522)	(171,045)	(165,523)
ZAR	15,000	08/14/28	8.350%(Q)	3 Month JIBAR(2)(Q)	(73)	(17,717)	(17,644)

					$263,512	$8,448,245	$8,184,733

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at October 31, 2018:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC Total Return Swap Agreement:
IOS. FN30.450.10(M)	1 Month LIBOR(M)	Credit Suisse International	1/12/41	347	$560	$(1,065)	$1,625

See Notes to Financial Statements.

82

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).
(2)

On a Long Total Return Swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a Short Total Return Swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$263,758	$(702,151)	$230,786	$(196,289)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets	$1,073	$12,344,455

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$5,858,908	$—
Collateralized Loan Obligations	—	203,240,495	—
Consumer Loans	—	13,347,772	—
Credit Card	—	2,213,616	—
Home Equity Loans	—	6,973,863	—
Residential Mortgage-Backed Securities	—	25,614,123	4,464,713
Student Loans	—	7,201,760	—
Bank Loans	—	2,960,378	—
Commercial Mortgage-Backed Securities	—	110,689,787	—
Convertible Bond	—	938,768	—
Corporate Bonds	—	270,543,522	—
Municipal Bonds	—	1,984,431	—

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	83

Schedule of Investments (continued)

as of October 31, 2018

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Residential Mortgage-Backed Securities	$—	$32,225,785	$—
Sovereign Bonds	—	104,175,888	—
U.S. Government Agency Obligations	—	9,958,455	—
U.S. Treasury Obligations	—	96,320,351	—
Common Stock	17,461		—
Preferred Stock	126,700		—
Affiliated Mutual Funds	71,031,304		—
Commercial Paper	—	4,456,178	—
Options Purchased	—	247,668	—
Options Written	—	(204,859)	(12,354)
Other Financial Instruments*
Futures Contracts	(1,406,529)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	872,092	—
OTC Cross Currency Exchange Contract	—	(59)	—
Centrally Cleared Credit Default Swap Agreements	—	82,302	—
OTC Credit Default Swap Agreements	—	(300,230)	(3,139)
OTC Currency Swap Agreements	—	(101,087)	—
Centrally Cleared Inflation Swap Agreement	—	(15,315)	—
Centrally Cleared Interest Rate Swap Agreements	—	8,184,733	—
OTC Total Return Swap Agreement	—	560	—

Total	$69,768,936	$907,469,885	$4,449,220

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Collateralized Loan Obligations	Asset-Backed Securities— Residential Mortgage-Backed Securities	Commercial Mortgage-Backed Securities
Balance as of 10/31/17	$1,750,000	$500,000	$681,731
Realized gain (loss)	—	211	—
Change in unrealized appreciation (depreciation)	—	(181,522)	—
Purchases/Exchanges/Issuances	—	4,715,810	—
Sales/Paydowns	—	(571,664)	—
Accrued discount/premium	—	1,878	—
Transfers into of Level 3	—	—	—
Transfers out of Level 3	(1,750,000)	—	(681,731)

Balance as of 10/31/18	$—	$4,464,713	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(181,522)	$—

See Notes to Financial Statements.

84

	Residential Mortgage-Backed Securities	Options Written	Credit Default Swap Agreements
Balance as of 10/31/17	$1,796,044	$—	$3,349
Realized gain (loss)	—	—	3,267
Change in unrealized appreciation (depreciation)	—	(750)	(6,488)
Purchases/Exchanges/Issuances	—	—	—
Sales/Paydowns	—	(11,604)	(3,267)
Accrued discount/premium	—	—	—
Transfers into of Level 3	—	—	—
Transfers out of Level 3	(1,796,044)	—	—

Balance as of 10/31/18	$—	$(12,354)	$(3,139)

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$(750)	$(3,139)

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2018	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities—Residential Mortgage-Backed Securities	$4,464,713	Market Approach	Single Broker Indicative Quote
Credit Default Swap Agreements	(3,139)	Market Approach	Single Broker Indicative Quote
Options Written	(12,354)	Market Approach	Single Broker Indicative Quote

	$4,449,220

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Asset-Backed Securities—Collateralized Loan Obligations	$1,750,000	L3 to L2	Single Broker Indicative Quote to Evaluated Bid
Commercial Mortgage-Backed Securities	$681,731	L3 to L2	Cost to Evaluated Bid
Residential Mortgage-Backed Securities	$1,796,044	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2018 were as follows (unaudited):

Collateralized Loan Obligations	21.1%
Commercial Mortgage-Backed Securities	11.5
Sovereign Bonds	10.8
U.S. Treasury Obligations	10.0%
Banks	7.5

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	85

Schedule of Investments (continued)

as of October 31, 2018

Industry Classification (continued):

Affiliated Mutual Funds (0.7% represents investments purchased with collateral from securities on loan)	7.3%
Residential Mortgage-Backed Securities	6.4
Home Builders	1.9
Multi-National	1.6
Electric	1.6
Diversified Financial Services	1.6
Oil & Gas	1.5
Consumer Loans	1.4
Media	1.4
Telecommunications	1.2
U.S. Government Agency Obligations	1.0
Commercial Services	0.9
Lodging	0.8
Software	0.8
Student Loans	0.8
Home Equity Loans	0.7
Entertainment	0.6
Automobiles	0.6
Pharmaceuticals	0.6
Healthcare-Services	0.6
Chemicals	0.5
Pipelines	0.5
Commercial Paper	0.5
Building Materials	0.4
Auto Manufacturers	0.4
Computers	0.4
Healthcare-Products	0.4
Packaging & Containers	0.3
Technology	0.3
Retail	0.3
Foods	0.3
Real Estate Investment Trusts (REITs)	0.3
Iron/Steel	0.2
Credit Card	0.2%
Mining	0.2
Airlines	0.2
Municipal Bonds	0.2
Insurance	0.2
Distribution/Wholesale	0.1
Agriculture	0.1
Aerospace & Defense	0.1
Trucking & Leasing	0.1
Investment Companies	0.1
Beverages	0.1
Housewares	0.1
Office/Business Equipment	0.1
Semiconductors	0.1
Machinery-Diversified	0.0	*
Internet	0.0	*
Holding Companies-Diversified	0.0	*
Forest Products & Paper	0.0	*
Transportation	0.0	*
Biotechnology	0.0	*
Home Furnishings	0.0	*
Environmental Control	0.0	*
Options Purchased	0.0	*
Engineering & Construction	0.0	*
Capital Markets	0.0	*
Office Furnishings	0.0	*
Miscellaneous Manufacturing	0.0	*
Oil, Gas & Consumable Fuels	0.0	*

	100.9
Options Written	0.0	*
Liabilities in excess of other assets	(0.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

86

Fair values of derivative instruments as of October 31, 2018 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$96,187	*	Due from/to broker-variation margin swaps	$13,885	*
Credit contracts	Premiums paid for OTC swap agreements	263,758		Premiums received for OTC swap agreements	701,086
Credit contracts	Unaffiliated investments	18,179		Options written outstanding, at value	204,859
Credit contracts	Unrealized appreciation on OTC swap agreements	229,161		Unrealized depreciation on OTC swap agreements	95,202
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	59
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,456,662		Unrealized depreciation on OTC forward foreign currency exchange contracts	584,570
Interest rate contracts	Due from/to broker-variation margin futures	861,477	*	Due from/to broker-variation margin futures	2,268,006	*
Interest rate contracts	Due from/to broker-variation margin swaps	8,662,261	*	Due from/to broker-variation margin swaps	492,843	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	1,065
Interest rate contracts	Unaffiliated investments	229,489		Options written outstanding, at value	12,354
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,625		Unrealized depreciation on OTC swap agreements	101,087

		$11,818,799			$4,475,016

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	87

Schedule of Investments (continued)

as of October 31, 2018

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(30,943)	$114,008	$—	$—	$43,282
Foreign exchange contracts	(25,844)	34,254	—	2,503,789	—
Interest rate contracts	(245,686)	175,938	(4,009,464)	—	501,169

Total	$(302,473)	$324,200	$(4,009,464)	$2,503,789	$544,451

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(889)	$29,316	$—	$—	$144,402
Foreign exchange contracts	1,776	(13,566)	—	591,951	—
Interest rate contracts	203,022	(94,922)	(1,240,337)	—	8,075,865

Total	$203,909	$(79,172)	$(1,240,337)	$591,951	$8,220,267

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2018, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$189,157	$62,914,302	$322,164,412	$55,274,603	$23,644,547

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$68,089,709	$1,023,992	$658,122,119	$13,104,400

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$15,156,800	$5,440,800	$379,000	$5,659,274

See Notes to Financial Statements.

88

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$6,342,688	$(6,342,688)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$292,910	$(267,304)	$25,606	$—	$25,606
Barclays Bank PLC	147,573	(187,996)	(40,423)	20,000	(20,423)
BNP Paribas	131,132	(81,831)	49,301	—	49,301
Citibank NA	299,214	(492,190)	(192,976)	192,976	—
Credit Suisse International	36,443	(47,623)	(11,180)	—	(11,180)
Deutsche Bank AG	28,380	(74,310)	(45,930)	—	(45,930)
Goldman Sachs International	273,055	(184,231)	88,824	—	88,824
JPMorgan Chase	174,196	(217,149)	(42,953)	32,588	(10,365)
Morgan Stanley	246,875	(25,281)	221,594	—	221,594
Toronto Dominion	109,037	(38,162)	70,875	—	70,875
UBS AG	460,059	(84,205)	375,854	(315,597)	60,257

	$2,198,874	$(1,700,282)	$498,592	$(70,033)	$428,559

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	89

Statement of Assets and Liabilities

as of October 31, 2018

Assets
Investments at value, including securities on loan of $6,342,688:
Unaffiliated investments (cost $918,568,040)	$903,560,622
Affiliated investments (cost $71,031,058)	71,031,304
Cash	294,060
Foreign currency, at value (cost $994,049)	978,693
Cash segregated for counterparty—OTC	20,000
Receivable for Fund shares sold	14,606,746
Dividends and interest receivable	6,540,789
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,456,662
Receivable for investments sold	1,200,086
Due from broker—variation margin swaps	915,024
Premiums paid for OTC swap agreements	263,758
Unrealized appreciation on OTC swap agreements	230,786
Deposit with broker for centrally cleared/exchange-traded derivatives	1,073
Prepaid expenses	6,224

Total Assets	1,001,105,827

Liabilities
Payable for investments purchased	18,028,034
Payable for Fund shares reacquired	7,812,635
Payable to broker for collateral for securities on loan	6,466,530
Due to broker—variation margin futures	779,476
Premiums received for OTC swap agreements	702,151
Unrealized depreciation on OTC forward foreign currency exchange contracts	584,570
Accrued expenses and other liabilities	230,984
Options written outstanding, at value (proceeds received $245,779)	217,213
Unrealized depreciation on OTC swap agreements	196,289
Management fee payable	138,001
Distribution fee payable	29,353
Dividends payable	3,741
Affiliated transfer agent fee payable	2,817
Unrealized depreciation on OTC cross currency exchange contracts	59

Total Liabilities	35,191,853

Net Assets	$965,913,974

Net assets were comprised of:
Common stock, at par	$101,570
Paid-in capital in excess of par	982,129,177
Total distributable earnings (loss)	(16,316,773)

Net assets, October 31, 2018	$965,913,974

See Notes to Financial Statements.

90

Class A
Net asset value and redemption price per share, ($68,089,467 ÷ 7,170,354 shares of common stock issued and outstanding)	$9.50
Maximum sales charge (3.25% of offering price)	0.32

Maximum offering price to public	$9.82

Class C
Net asset value, offering price and redemption price per share, ($17,596,774 ÷ 1,852,045 shares of common stock issued and outstanding)	$9.50

Class Z
Net asset value, offering price and redemption price per share, ($327,029,198 ÷ 34,317,708 shares of common stock issued and outstanding)	$9.53

Class R6
Net asset value, offering price and redemption price per share, ($553,198,535 ÷ 58,230,321 shares of common stock issued and outstanding)	$9.50

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	91

Statement of Operations

Year Ended October 31, 2018

Net Investment Income (Loss)
Income
Interest income	$20,049,497
Affiliated dividend income	996,144
Income from securities lending, net (including affiliated income of $11,526)	24,537
Unaffiliated dividend income	6,686

Total income	21,076,864

Expenses
Management fee	2,668,765
Distribution fee(a)	273,708
Transfer agent’s fees and expenses (including affiliated expense of $25,494)(a)	319,373
Registration fees(a)	230,609
Custodian and accounting fees	217,774
Shareholders’ reports	118,321
Audit fee	63,666
Legal fees and expenses	26,483
Directors’ fees	23,629
Miscellaneous	117,542

Total expenses	4,059,870
Less: Fee waiver and/or expense reimbursement(a)	(721,599)

Net expenses	3,338,271

Net investment income (loss)	17,738,593

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(303))	(2,897,318)
Futures transactions	(4,009,464)
Forward and cross currency contract transactions	2,503,789
Options written transactions	324,200
Swap agreement transactions	544,451
Foreign currency transactions	471,653

(3,062,689)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $241)	(17,008,352)
Futures	(1,240,337)
Forward and cross currency contracts	591,951
Options written	(79,172)
Swap agreements	8,220,267
Foreign currencies	(52,725)

(9,568,368)

Net gain (loss) on investment and foreign currency transactions	(12,631,057)

Net Increase (Decrease) In Net Assets Resulting From Operations	$5,107,536

See Notes to Financial Statements.

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(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	129,893	143,815	—	—
Transfer agent’s fees and expenses	46,415	14,086	258,327	545
Registration fees	45,910	40,102	57,985	86,612
Fee waiver and/or expense reimbursement	(47,168)	(38,102)	(268,737)	(367,592)

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	93

Statements of Changes in Net Assets

	Year Ended October 31,
	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$17,738,593	$5,383,111
Net realized gain (loss) on investment and foreign currency transactions		(3,062,689)	(892,008)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies		(9,568,368)	3,032,322

Net increase (decrease) in net assets resulting from operations		5,107,536	7,523,425

Dividends and Distributions
Distributions from distributable earnings*
Class A		(1,413,546)	—
Class C		(276,679)	—
Class Z		(6,544,416)	—
Class R6		(12,043,746)	—

		(20,278,387)	—

Dividends from net investment income
Class A			(359,021)
Class C			(148,013)
Class Z			(961,250)
Class R6			(4,593,672)

		*	(6,061,956)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		757,668,330	299,247,403
Net asset value of shares issued in reinvestment of dividends and distributions		20,099,173	6,015,062
Cost of shares reacquired		(174,298,997)	(73,525,777)

Net increase (decrease) in net assets from Fund share transactions		603,468,506	231,736,688

Total increase (decrease)		588,297,655	233,198,157

Net Assets:
Beginning of year		377,616,319	144,418,162

End of year(a)		$965,913,974	$377,616,319

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$(83,512)

*	For the year ended October 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

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Notes to Financial Statements

Prudential Investment Portfolios, Inc. 17 (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was incorporated in Maryland on September 1, 1994 and currently consists of two funds: PGIM Short Duration Multi-Sector Fund and PGIM Total Return Bond Fund, each of which are diversified funds. These financial statements relate only to the PGIM Short Duration Multi-Sector Bond Fund (the “Fund”). Effective June 11, 2018, the names of the Fund and the other funds which comprise the Company were changed by replacing “Prudential” with “PGIM” and each fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is total return.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, a Valuation Committee has been established as two persons, being one or more officers of the Company, including: the Company’s Treasurer (or the Treasurer’s direct reports); and the Company’s Chief or Deputy Chief Compliance Officer (or Vice-President-level direct reports of the Chief or Deputy Chief Compliance Officer). Under the current valuation procedures, the Valuation Committee of the Board is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur

PGIM Short Duration Multi-Sector Bond Fund	95

Notes to Financial Statements (continued)

when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker

96

quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted

PGIM Short Duration Multi-Sector Bond Fund	97

Notes to Financial Statements (continued)

as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Board of the Company. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Fund. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on

98

investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to

PGIM Short Duration Multi-Sector Bond Fund	99

Notes to Financial Statements (continued)

the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund

100

may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invests in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a

PGIM Short Duration Multi-Sector Bond Fund	101

Notes to Financial Statements (continued)

notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This

102

potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

PGIM Short Duration Multi-Sector Bond Fund	103

Notes to Financial Statements (continued)

The Company, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2018, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

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Payment-In-Kind: The Fund invests in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

PGIM Short Duration Multi-Sector Bond Fund	105

Notes to Financial Statements (continued)

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the

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services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective January 1, 2018, the management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of 0.390% of the Fund’s average daily net assets up to $5 billion and 0.380% of the average daily net assets over $5 billion. Prior to January 1, 2018, the management fee paid to PGIM Investments was accrued daily and payable monthly at an annual rate of 0.500% of the Fund’s average daily net assets up to $5 billion, 0.475% on the average daily net assets of the next $5 billion and 0.465% of such assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.400% for the year ended October 31, 2018.

Effective January 1, 2018, PGIM Investments has contractually agreed, through February 28, 2019, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.85% of average daily net assets for Class A shares, 1.60% of average daily net assets for Class C shares, 0.50% of average daily net assets for Class Z shares, and 0.39% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Effective November 1, 2018 this waiver agreement was extended through February 29, 2020.

Where applicable, PGIM Investments voluntarily agreed through October 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective November 1, 2018 this voluntary agreement became part of the Fund’s contractual waiver agreement through February 29, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such wavier/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. Prior to January 1, 2018, PGIM Investments had contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 0.60% of the Fund’s average daily net assets.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for

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Notes to Financial Statements (continued)

distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it received $299,948 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2018, it received $5,825 and $4,499 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting

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period ended October 31, 2018, PGIM, Inc. was compensated $4,337 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2018, were $677,904,435 and $160,637,577, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2018, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$25,764,058	$806,737,179	$767,952,200	$—	$—	$64,549,037	64,549,037	$996,144
PGIM Institutional Money Market Fund*
3,010,202	38,295,701	34,823,574	241	(303)	6,482,267	6,482,267	11,526	**

$28,774,260	$845,032,880	$802,775,774	$241	$(303)	$71,031,304		$1,007,670

*	The Funds did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2018, the tax character of dividends paid by the Fund was $20,278,387 of ordinary income. For the year ended October 31, 2017, the tax character of dividends paid by the Fund was $6,061,956 of ordinary income.

As of October 31, 2018, the accumulated undistributed earnings on a tax basis was $3,751,522 of ordinary income.

PGIM Short Duration Multi-Sector Bond Fund	109

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$991,272,427	$8,944,623	$(18,529,010)	$(9,584,387)

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales, bond premium amortization, futures and forward contracts and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2018 of approximately $10,474,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 8.9 billion shares of common stock divided into two funds, with a par value of $0.001 per share. There are 650 million shares authorized for the

110

Fund, divided into five classes, designated Class A, Class C, Class Z, Class T and Class R6 shares common stock, each of which consists of 100 million, 25 million, 300 million, 25 million and 200 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of October 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned and 6,645,790 Class R6 shares of the Fund. At reporting period end, three shareholders of record held 75% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	6,704,792	$64,507,345
Shares issued in reinvestment of dividends and distributions	145,894	1,397,034
Shares reacquired	(1,802,128)	(17,304,792)

Net increase (decrease) in shares outstanding before conversion	5,048,558	48,599,587
Shares issued upon conversion from other share class(es)	59,558	570,581
Shares reacquired upon conversion into other share class(es)	(551,496)	(5,252,634)

Net increase (decrease) in shares outstanding	4,556,620	$43,917,534

Year ended October 31, 2017:
Shares sold	2,168,056	$20,978,874
Shares issued in reinvestment of dividends and distributions	35,915	347,368
Shares reacquired	(623,184)	(6,013,961)

Net increase (decrease) in shares outstanding before conversion	1,580,787	15,312,281
Shares issued upon conversion from other share class(es)	1,761	16,939
Shares reacquired upon conversion into other share class(es)	(123,000)	(1,186,776)

Net increase (decrease) in shares outstanding	1,459,548	$14,142,444

Class C
Year ended October 31, 2018:
Shares sold	1,125,667	$10,816,672
Shares issued in reinvestment of dividends and distributions	28,353	271,796
Shares reacquired	(354,916)	(3,406,094)

Net increase (decrease) in shares outstanding before conversion	799,104	7,682,374
Shares reacquired upon conversion into other share class(es)	(24,172)	(230,893)

Net increase (decrease) in shares outstanding	774,932	$7,451,481

Year ended October 31, 2017:
Shares sold	558,208	$5,403,309
Shares issued in reinvestment of dividends and distributions	15,212	147,116
Shares reacquired	(385,824)	(3,727,647)

Net increase (decrease) in shares outstanding before conversion	187,596	1,822,778
Shares reacquired upon conversion into other share class(es)	(1,760)	(16,939)

Net increase (decrease) in shares outstanding	185,836	$1,805,839

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Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended October 31, 2018:
Shares sold	34,421,478	$331,789,361
Shares issued in reinvestment of dividends and distributions	665,072	6,387,140
Shares reacquired	(8,987,994)	(86,323,467)

Net increase (decrease) in shares outstanding before conversion	26,098,556	251,853,034
Shares issued upon conversion from other share class(es)	553,073	5,282,135
Shares reacquired upon conversion into other share class(es)	(63,549)	(610,731)

Net increase (decrease) in shares outstanding	26,588,080	$256,524,438

Year ended October 31, 2017:
Shares sold	11,546,251	$111,803,195
Shares issued in reinvestment of dividends and distributions	96,572	935,718
Shares reacquired	(1,798,858)	(17,385,248)

Net increase (decrease) in shares outstanding before conversion	9,843,965	95,353,665
Shares issued upon conversion from other share class(es)	146,198	1,410,635
Shares reacquired upon conversion into other share class(es)	(6,924,898)	(66,686,763)

Net increase (decrease) in shares outstanding	3,065,265	$30,077,537

Class R6
Year ended October 31, 2018:
Shares sold	36,559,763	$350,554,952
Shares issued in reinvestment of dividends and distributions	1,256,583	12,043,203
Shares reacquired	(7,019,242)	(67,264,644)

Net increase (decrease) in shares outstanding before conversion	30,797,104	295,333,511
Shares issued upon conversion from other share class(es)	33,081	318,725
Shares reacquired upon conversion into other share class(es)	(8,042)	(77,183)

Net increase (decrease) in shares outstanding	30,822,143	$295,575,053

Year ended October 31, 2017:
Shares sold	16,642,260	$161,062,025
Shares issued in reinvestment of dividends and distributions	473,448	4,584,860
Shares reacquired†	(4,806,928)	(46,398,921)

Net increase (decrease) in shares outstanding before conversion	12,308,780	119,247,964
Shares issued upon conversion from other share class(es)	6,955,945	66,987,682
Shares reacquired upon conversion into other share class(es)	(54,494)	(524,778)

Net increase (decrease) in shares outstanding	19,210,231	$185,710,868

†	Includes affiliated redemptions of 2,758,277 shares with a value of $26,556,384 for Class R6 shares.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the

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Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2018.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in

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Notes to Financial Statements (continued)

which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Mortgage-Backed and Other Asset-Backed Securities Risk: Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Asset-backed securities are another type of pass-through instruments that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities can also be collateralized by a portfolio of corporate bonds including junk bonds or other securities. The values of mortgage-backed and asset-backed securities vary with changes in interest rates and are particularly sensitive to prepayments (the risk is that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require the Fund to reinvest in lower yielding debt instruments) or extensions (the risk is that rising interest rates may cause

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the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall). Asset-backed securities are also subject to liquidity risk.

US Government and Agency Securities Risk: US Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of US Government securities may be affected by changes in the credit rating of the US Government.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

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Financial Highlights

Class A Shares
	Year Ended October 31,				December 23, 2013(a) through October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.72	$9.68	$9.65	$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.20	0.23	0.21	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.18)	0.07	0.05	(0.14)	(0.05)
Total from investment operations	0.04	0.27	0.28	0.07	0.14
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.23)	(0.23)	(0.41)	(0.15)
Tax return of capital distributions	-	-	(0.02)	-	-
Total dividends and distributions	(0.26)	(0.23)	(0.25)	(0.41)	(0.15)
Net asset value, end of period	$9.50	$9.72	$9.68	$9.65	$9.99
Total Return(c):	0.38%	2.85%	3.00%	0.70%	1.41%
Ratios/Supplemental Data:
Net assets, end of period (000)	$68,089	$25,392	$11,175	$5,797	$1,004
Average net assets (000)	$51,957	$15,175	$8,868	$2,412	$295
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.82%	0.85%	0.85%	0.85%	0.90%	(f)
Expenses before waivers and/or expense reimbursement	0.91%	1.16% (g)	1.26%	1.49%	1.62%	(f)
Net investment income (loss)	2.34%	2.08%	2.35%	2.18%	2.19%	(f)
Portfolio turnover rate(h)	70%	84%	66%	51%	222%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to 0.25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets.

(f)	Annualized.
(g)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

116

Class C Shares
	Year Ended October 31,				December 23, 2013(a) through October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.72	$9.69	$9.65	$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.13	0.16	0.14	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.19)	0.06	0.06	(0.15)	(0.04)
Total from investment operations	(0.04)	0.19	0.22	(0.01)	0.08
Less Dividends and Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.16)	(0.33)	(0.09)
Tax return of capital distributions	-	-	(0.02)	-	-
Total dividends and distributions	(0.18)	(0.16)	(0.18)	(0.33)	(0.09)
Net asset value, end of period	$9.50	$9.72	$9.69	$9.65	$9.99
Total Return(c):	(0.40)%	1.98%	2.34%	(0.06)%	0.79%
Ratios/Supplemental Data:
Net assets, end of period (000)	$17,597	$10,471	$8,634	$5,728	$605
Average net assets (000)	$14,381	$9,001	$7,900	$2,495	$166
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.60%	1.60%	1.60%	1.60%	1.65%	(e)
Expenses before waivers and/or expense reimbursement	1.86%	1.99% (f)	2.02%	2.26%	2.33%	(e)
Net investment income (loss)	1.54%	1.36%	1.61%	1.42%	1.42%	(e)
Portfolio turnover rate(g)	70%	84%	66%	51%	222%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	117

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,				December 23, 2013(a) through October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.75	$9.69	$9.65	$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.22	0.25	0.24	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.19)	0.10	0.07	(0.15)	(0.05)
Total from investment operations	0.07	0.32	0.32	0.09	0.16
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.26)	(0.25)	(0.43)	(0.17)
Tax return of capital distributions	-	-	(0.03)	-	-
Total dividends and distributions	(0.29)	(0.26)	(0.28)	(0.43)	(0.17)
Net asset value, end of period	$9.53	$9.75	$9.69	$9.65	$9.99
Total Return(c):	0.69%	3.30%	3.36%	0.94%	1.60%
Ratios/Supplemental Data:
Net assets, end of period (000)	$327,029	$75,355	$45,189	$6,863	$2,268
Average net assets (000)	$212,606	$37,657	$14,060	$4,575	$1,074
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.51%	0.60%	0.60%	0.60%	0.65%	(e)
Expenses before waivers and/or expense reimbursement	0.63%	0.81% (f)	1.02%	1.20%	1.29%	(e)
Net investment income (loss)	2.70%	2.26%	2.51%	2.48%	2.46%	(e)
Portfolio turnover rate(g)	70%	84%	66%	51%	222%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

118

Class R6 Shares
	Year Ended October 31,				December 23, 2013(a) through October 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.72	$9.69	$9.65	$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.23	0.25	0.25	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.19)	0.06	0.07	(0.16)	(0.03)
Total from investment operations	0.07	0.29	0.32	0.09	0.16
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.26)	(0.25)	(0.43)	(0.17)
Tax return of capital distributions	-	-	(0.03)	-	-
Total dividends and distributions	(0.29)	(0.26)	(0.28)	(0.43)	(0.17)
Net asset value, end of period	$9.50	$9.72	$9.69	$9.65	$9.99
Total Return(c):	0.78%	3.00%	3.37%	0.95%	1.63%
Ratios/Supplemental Data:
Net assets, end of period (000)	$553,199	$266,398	$79,420	$87,644	$85,092
Average net assets (000)	$386,281	$175,232	$83,676	$87,488	$74,561
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.42%	0.60%	0.60%	0.60%	0.65%	(e)
Expenses before waivers and/or expense reimbursement	0.51%	0.70% (f)	0.92%	0.97%	1.05%	(e)
Net investment income (loss)	2.74%	2.34%	2.62%	2.51%	2.20%	(e)
Portfolio turnover rate(g)	70%	84%	66%	51%	222%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Short Duration Multi-Sector Bond Fund	119

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 17:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Short Duration Multi-Sector Bond Fund (formerly Prudential Short Duration Multi-Sector Bond Fund) (the “Fund”), a series of Prudential Investment Portfolios, Inc. 17, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians, transfer agents and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 18, 2018

120

Federal Income Tax Information (unaudited)

For the year ended October 31, 2018, the Fund reports the maximum amount allowable but not less than 71.44% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2019, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2018.

PGIM Short Duration Multi-Sector Bond Fund	121

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 93	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 93	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 93	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Short Duration Multi-Sector Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 92	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 93	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 92	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company); Independent Director, Kabbage, Inc. (since July 2018) (financial services).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 93	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Richard A. Redeker (75) Board Member Portfolios Overseen: 93	Retired Mutual Fund Senior Executive (50 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.	Since October 1993

PGIM Short Duration Multi-Sector Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Brian K. Reid (56)# Board Member Portfolios Overseen: 92	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

#	Mr. Reid joined the Board effective as of March 1, 2018.

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 93	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:93	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Grace C. Torres* (59) Board Member Portfolios Overseen: 92	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

PGIM Short Duration Multi-Sector Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Charles H. Smith (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

Brian D. Nee (52) Treasurer and Principal Financial and Accounting Officer	Vice President and Head of Finance of PGIM Investments LLC (since August 2015) and PGIM Global Partners (since February 2017); formerly, Vice President, Treasurer’s Department of Prudential (September 2007-August 2015).	Since July 2018

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

PGIM Short Duration Multi-Sector Bond Fund

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Short Duration Multi-Sector Bond Fund1 (the “Fund”) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

[1]	PGIM Short Duration Multi-Sector Bond Fund is a series of Prudential Investment Portfolios, Inc. 17.

PGIM Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of

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the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2017 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining

PGIM Short Duration Multi-Sector Bond Fund

Approval of Advisory Agreements (continued)

existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2017. The Board considered that the Fund commenced operations on December 23, 2013 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively

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determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 0.85% for Class A shares, 1.60% for Class C shares, 0.39% for Class R6 shares, and 0.50% for Class Z shares through February 28, 2019.

•

The Board also noted information provided by PGIM Investments which indicated that because the Fund’s expense cap had not been in effect for the full fiscal year, the Fund’s ranking for net total expenses did not reflect the full impact of the expense cap, and that if the expense cap had been in effect for the full fiscal year, the Fund would have ranked in the first quartile of its Peer Group.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Short Duration Multi-Sector Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker •
Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Brian D. Nee, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Vice President and Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short Duration Multi-Sector Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT DURATION MULTI-SECTOR BOND FUND

SHARE CLASS	A	C	Z	R6*
NASDAQ	SDMAX	SDMCX	SDMZX	SDMQX
CUSIP	74440B876	74440B868	74440B843	74440B850

*Formerly known as Class Q shares.

MF219E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2018 and October 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $126,739 and $125,485 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(c) Tax Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(d) All Other Fees

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Annual Fund financial statement audits
➣	Seed audits (related to new product filings, as required)

➣	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Accounting consultations
➣	Fund merger support services
➣	Agreed Upon Procedure Reports
➣	Attestation Reports
➣	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➣	Timely RIC qualification reviews
➣	Tax distribution analysis and planning
➣	Tax authority examination services
➣	Tax appeals support services
➣	Accounting methods studies
➣	Fund merger support services
➣	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➣        Bookkeeping or other services related to the accounting records or financial statements of the Fund

➣        Financial information systems design and implementation

➣        Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➣        Actuarial services

➣        Internal audit outsourcing services

➣        Management functions or human resources

➣        Broker or dealer, investment adviser, or investment banking services

➣        Legal services and expert services unrelated to the audit

➣        Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2018 and October 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2018 and October 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 17

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2018

By:	/s/ Brian D. Nee
Brian D. Nee
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2018